Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	This Contract Is A Rated Order Under DPAS (15 CFR 350)			Rating DOA1	Page 1 of 330 Pages
2. Contract (Proc. Inst. Indent.) No.		3.	Effective Date			4. Requisition/Purchase Request/Project No.
W58RGZ-05-C-0338			2005AUG15			MT 0037 10
5. Issued By		Code	W58RGZ	6. Administered By (If Other Than Item 5)		Code		S0512A

US ARMY CONTRACTING COMMAND CCAM-AR-A DEBRA R WOOD (256) 313-4176 AMCOM CONTRACTING CENTER REDSTONE ARSENAL AL 35898-5280				DCMA LOS ANGELES PO BOX 9608 MISSION HILLS CA 91346-9608

e-mail address: DEBRA.WOOD@US.ARMY.MIL				SCD A PAS None ADP PT HQ0339
7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)						8. Delivery

AEROVIRONMENT, INC.						☒ FOB Origin ☐ Other (See Below)
181 W HUNTINGTON DR STE 202
MONROVIA, CA 91016-3456						9. Discount For Prompt Payment

						10. Submit Invoices		Item
TYPE BUSINESS: Other Small Business Performing in U.S.						(4 Copies Unless Otherwise Specified)		12
Code 60107		Facility Code				To The Address Shown In:

11. Ship To/Mark For			Code		12. Payment Will Be Made By		Code	HQ0339
SEE SCHEDULE					DFAS-COLUMBUS CENTER DFAS CO-WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2381 PHONE: 1-800-756-4571

13. Authority For Using Other Than Full And Open Competition:					14. Accounting And Appropriation Data
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )					SEE SECTION G
15A. Item No.		15B. Supplies/Services			15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE		CONTRACT TYPE: Firm-Fixed-Price Cost-Plus-Incentive-Fee			KIND OF CONTRACT: System Acquisition Contracts Supply Contracts and Priced Orders			FMS REQUIREMENT
Contract Expiration Date: 2010DEC31					15G. Total Amount Of Contract			$[***]
16. Table Of Contents
(X)	Sec.	Description	Page(s)	(X)	Sec.	Description		Page(s)
		Part I — The Schedule				Part II — Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses		302
X	B	Supplies or Services and Prices/Costs	70	Part III — List Of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	265	X	J	List of Attachments		329
X	D	Packaging and Marketing	267	Part IV — Representations And Instructions
X	E	Inspection and Acceptance	268		K	Representations, Certifications, and
X	F	Deliveries or Performance	269			Other Statements of Offerors
X	G	Contract Administration Data	270		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	284		M	Evaluation Factors for Award
Contacting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return      copies to issuing office.) Contractor agrees to furnish and deliver all item or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W58RGZ05R0382, including the additions or changes made by you which additions or changes are set forth in full above, is herby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)				20A. Name Of Contracting Officer

19B. Name of Contractor			19c. Date Signed	20B. United States Of America				20C. Date Signed

By				By		SIGNED REPRINT		2005AUG15
(Signature of person authorized to sign)				(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION	Standard Form 26 (Rev. 12/2002)
Previous edition is usable	Prescribed by GSA — FAR (48 CFR) 53.214(a)

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Reference No. of Document Being Continued

PIIN/SIIN W58RGZ-05-C-O338 MOD/AMD	REPRINT

Name of Offeror or Contractor:  AEROVIRONMENT, INC.

SECTION A - SUPPLEMENTAL INFORMATION

THE FOLLOWING MODIFICATIONS HAVE BEEN INCORPORATED

P00001

P00002

P00003

P00004

P00005

P00006

P00007

P00008

P00009

P00010

P00011

P00012

P00013

P00014

P00015

P00017

P00018

P00019

P00020

P00021

P00022

P00023

P00024

P00025

P00027

P00028

P00029

P00030

P00031

P00032

P00033

P00034

P00035

P00036

P00037

P00038

P00039

P00040

P00041

P00042

P00043

P00044

P00045

P00046

P00047

P00048

P00049

P00050

P00051

P00052

P00053

P00054

P00055

P00056

P00057

P00058

P00059

P00060

P00061

P00062

2

P00063

P00064

P00065

P00066

P00067

P00068

P00069

P00070

P00071

P00072

P00074

P00075

P00076

P00077

P00078

P00079

P00080

P00081

P00082

P00083

P00084

P00085

P00086

P00087

P00088

P00089

P00090

P00091

P00092

PZ0016

PZ0026

3

SECTION A - SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date

A-1	52.217-4700	PREAMBLE (LETTER CONTRACT DEFINITIZED) (USAAMCOM)	NOV/1999

It is understood and mutually agreed between the parties that:

1.     This Modification, PZ00026, is entered into pursuant to and supersedes the Letter Contract P00022; and constitutes the definitive contract contemplated by the Letter Contract, which contract is completely set forth in the following pages; except that those documents previously provided to the contractor and not again included are listed in Part III, Section J, of this modification and are incorporated herein by reference.

2.     The work performed by the contractor under the Letter Contract is considered to have been performed pursuant to this definitive contract.

3.     In the event that this modification contains provisions which may be construed to be inconsistent in any particular way with the provisions of the Letter Contract, then the provisions of this Modification PZ0026 shall be deemed to state the complete agreement and intent of the parties hereto and any rights, duties, and obligations created by the provisions of the Letter Contract which are inconsistent with the terms of this modification are hereby waived, cancelled, and released.

Modification P00022 is for [***] each Small Unmanned Aircraft Systems (SUAS) know as Raven. This definitization modification includes an option for [***] additional systems and [***] additional ISPs.

A-1. FULL PERFORMANCE ON THIS CONTRACT WILL REQUIRE ACCESS TO INFORMATION AND OR EQUIPMENT THAT IS NOT RELEASEABLE TO FOREIGN PARTICIPANTS.

*** END OF NARRATIVE A0001 ***

A-1         PURSUANT TO FEDERAL ACQUISITION REGULATION 17.207 AND SPECIAL PROVISION H-8 THIS MODIFICATION HEREBY UNILATERALLY EXERCISES THE OPTIONS AS SHOWN BELOW:

CLIN	DESCRIPTION	VALUE
0002	LOW RATE INITIAL PRODUCTION (QUANTITY 10 EACH)	$	[***]
0002AA	FUNDING, LRIP QUANTITY OF FIVE EACH
0002AB	FUNDING, LRIP QUANTITY OF FIVE EACH
0003AA	CONTRACTOR / DT TEST	$	[***]
0004	ENGINEERING SERVICES	$	[***]
0004AA	FUNDING, ENGINEERING SERVICES
0004AB	FUNDING, ENGINEERING SERVICES
0005	ACCOUNTING FOR CONTRACT SERVICES	$	[***]
0006AA	LOGISTICS SUPPORT	$	[***]
0007AA	TRAINING	$	[***]
0008	INITIAL SPARES (QUANTITY TO SUPPORT 10 LRIP SYSTEMS)	$	[***]
0008AA	FUNDING, INITIAL SPARES
0008AB	FUNDING, INITIAL SPARES
0009	DATA OPTION FOR CLINs 2-8	$	[***]

	TOTAL	$	[***]

A-2 ANY EFFORT PERFORMED AS REQUIRED BY CLINS 0003AA, 0004AA, 0004AB, 0005, 0006AA AND 0007AA SHALL ONLY BE IN SUPPORT OF THE FIVE SUAV SYSTEMS PROCURED UNDER SLIN 0002AA SINCE THESE SLINS ARE FUNDED WITH RESEARCH, DEVELOPMENT, TESTING AND ENGINEERING FUNDS (RDT&E).

A-3 AS A RESULT OF THIS ACTION THE TOTAL CONTRACT VALUE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-4 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE A0002 ***

A-1 THE PURPOSE OF P0002 IS TO CHANGE THE CAGE CODE AND ADDRESS FOR THE SUPPLIER.

A-2 THIS MODIFICATION IS ISSUED AT NO CHANGE IN CONTRACT VALUE.

A-3 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT

*** END OF NARRATIVE A0003 ***

A-1                            THE PURPOSE OF P0003 IS TO CORRECT THE ORIGINAL SOW, DSL, AND CDRLs PROVIDED TO THE SUPPLIER AND TO EXTEND THE PERIOD OF PERFORMANCE FOR CLIN 0003AA.

A-2                            THE FOLLOWING ATTACHMENTs AND EXHIBITs ARE REPLACED IN THEIR ENTIRETY:

ATTACHMENT 12,	THE STATEMENT OF WORK;
ATTACHMENT 10,	DOCUMENT SUMMARY LIST;
EXHIBIT A,	DD FORMs 1423A CONTRACT DATA REQUIEMENTS LIST.

A-3                            THE PERIOD OF PERFORMANCE FOR THE FOLLOWING CLINs IS CHANGED AS SHOWN BELOW:

CLIN	AS READS	CHANGED TO READ
0003AA	28 DEC 05	30 Sep 06.

A-4                            THIS MODIFICATION IS ISSUED AT NO CHANGE IN CONTRACT VALUE.

A-5                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT

*** END OF NARRATIVE A0004 ***

A-1                            THE PURPOSE OF P0004 IS TO EXERCISE AND FULLY FUND THE PRICED OPTIONS FOUND AT CLINs: 0012; 0013; 0014; AND 0016.

A-2         THE PERIOD OF PERFORMANCE WILL BE FOR ONE YEAR.

A-3                            THIS CONTRACT ACTION ADDS $11,471,430 TO THE CONTRACT RAISING THE TOTAL VALUE FROM $[***] TO $[***]

A-4         ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

*** END OF NARRATIVE A0005 ***

A - 1       The purpose of P0005 is to add the shipping instructions.

A - 2                      The contractor shall ship-in-place and then prepare for shipment to the address shown below, for all deliverables to include, but not limited to: systems, spares, and repaired or reworked systems or spares, for all CLINs; unless otherwise directed in writing by the Contracting Officer:

USA AMCOM/UAVS

ATTN: Raven Team (DSN 318 838-1045)

Sapper Ave

LSA Anaconda

Balad, Iraq (W9115T)

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 3       This contract action is issued at no change in contract value.

A - 4       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0006 ***

A 1                             The purpose of this modification (P0006) it to add revision 001 of the DD Form 254 to the contract as attachment A0015.

A 2                             This change is issued at no change in contract value.

A 3                             All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0007 ***

A - 1       The purpose of P0007 is to exercise and fund the priced options found at CLINs: 0010 and 0015.

A - 2       The narrative title for CLINs 00010 and 00015 are renamed LRIP II Production Units and LRIP II Initial Spares Packages; respectively.

A - 3       SubCLINs 00010AA and 00015AA are renamed LRIP II Production Units and LRIP II Initial Spares Packages; respectively. The quantity and delivery schedule are as shown below:

CLIN	Release	Quantity	Ship Date

00010AA	1	7	09SEP06
00010AA	2	7	29SEP06
00010AA	3	7	13OCT06
00010AA	4	8	27OCT06
00010AA	5	8	10NOV06
00010AA	6	8	24NOV06
00010AA	7	8	08DEC06
00010AA	8	8	22DEC06
00010AA	9	8	12JAN07
00010AA	10	8	26JAN07
00010AA	11	8	09FEB07
00010AA	12	8	23FEB07
00010AA	13	7	09MAR07
00010AA	14	6	23MAR07

CLIN	Release	Quantity	Ship Date

00015AA	1	7	09SEP06
00015AA	2	7	29SEP06
00015AA	3	7	13OCT06
00015AA	4	8	27OCT06
00015AA	5	8	10NOV06
00015AA	6	8	24NOV06
00015AA	7	8	08DEC06
00015AA	8	8	22DEC06
00015AA	9	8	12JAN07
00015AA	10	8	26JAN07
00015AA	11	8	09FEB07
00015AA	12	8	23FEB07
00015AA	13	7	09MAR07
00015AA	14	6	23MAR07

A - 4                      SubCLINs 00010AB and 00015AB are SOCOM LRIP II Production units and LRIP II Initial Spares Packages. The quantity and delivery

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

schedule are as shown below:

CLIN	Release	Quantity	Ship Date
00010AB	1	5	14JUL06
00010AB	2	5	28JUL06
00010AB	3	5	11AUG06
00010AB	4	5	25AUG06
00010AB	5	10	09SEP06
00010AB	6	10	29SEP06
00010AB	7	10	13OCT06
00010AB	8	9	27OCT06
00010AB	9	9	10NOV06
00010AB	10	9	24NOV06
00010AB	11	9	08DEC06
00010AB	12	9	22DEC06
00010AB	13	9	12JAN07
00010AB	14	9	26JAN07
00010AB	15	9	09FEB07
00010AB	16	9	23FEB07
00010AB	17	7	09MAR07
00010AB	18	7	23MAR07

CLIN	Release	Quantity	Ship Date

00015AB	1	5	14JUL06
00015AB	2	5	28JUL06
00015AB	3	5	11AUG06
00015AB	4	5	25AUG06
00015AB	5	10	09SEP06
00015AB	6	10	29SEP06
00015AB	7	10	13OCT06
00015AB	8	9	27OCT06
00015AB	9	9	10NOV06
00015AB	10	9	24NOV06
00015AB	11	9	08DEC06
00015AB	12	9	22DEC06
00015AB	13	9	12JAN07
00015AB	14	9	26JAN07
00015AB	15	9	09FEB07
00015AB	16	9	23FEB07
00015AB	17	7	09MAR07
00015AB	18	7	23MAR07

A - 5       This contract action adds $[***] to the contract raising the total value from $[***] to $[***].

A - 6       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0008 ***

A - 1       The purpose of P0008 is to change the Procurement Work Directive (PWD/PRON) number (part of the accounting and appropriation data) on SubCLINs 0010AB and 0015AB of this contract. In order to accomplish this change it is necessary to delete the funding from SubCLINs 0010AB and 0015AB and substitute revised SubCLINs 0010AB and 0015 AB as shown below:

DELETE:

SubCLIN:	0010AB
PRON:	9U6USOCOM2
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA65E5E22P547UVP31E6

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

SubCLIN:	0015AB
PRON:	9U6USOCOM1
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA65E5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

SUBSTITUTE:

SubCLIN:	0010AB
PRON:	9U6USOCOM4
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA6SN5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]
SubCLIN:	0015AB
PRON:	9U6USOCOM3
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA6SN5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

A - 2       This contract change must be accomplished in two electronic steps to satisfy computer systems requirements. The deletion set forth above is hereby accomplished electronically on this modification; however, in order to prevent Anti-Deficiency on this contract, the re obligation is a manual obligation, which will be reflected electronically on a future modification. (The second portion Section G of this contract modification is manual and exist only in narrative.)

A - 3       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0009 ***

A - 1       The purpose of P00009 is to complete the two-step process initiated by modification P00008. This modification hereby electronically re-obligates the funds for SubCLINs 0010AB and 0015AB.

A - 2       The narrative Section A-1 on P00008 is changed to correct an administrative error in the narrative for the SUBSTITUTE PRON and the ACCOUNTING AND APPROPRIATION DATA. The correct narrative for P00008 narative A-1 is shown below with the changed information underlined:

“A - 1     The purpose of P00008 is to change the Procurement Work Directive (PWD/PRON) number (part of the accounting and appropriation data) on SubCLINs 0010AB and 0015AB of this contract. In order to accomplish this change it is necessary to delete the funding from SubCLINs 0010AB and 0015AB and substitute revised SubCLINs 0010AB and 0015 AB as shown below:

DELETE:

SubCLIN:	0010AB
PRON:	9U6USOCOM2
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA65E5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

SubCLIN:	0015AB
PRON:	9U6USOCOM1
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA65E5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUBSTITUTE:

SubCLIN:	0010AB
PRON:	9U6USOCOM7
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA6SN5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

SubCLIN:	0015AB
PRON:	9U6USOCOM6
ACRN:	AH
ACCOUNTING AND APPROPRIATION DATA:	97 6030056SA6SN5E22P547UVP31E6
ACCOUNTING STATION:	W31G3H
OBLIGATION:	$ [***]

A - 3       The narrative Section G-1 on P0008 is to change to correct an administrative error in the narrative for the SUBSTITUTE PRON and the ACCOUNTING AND APPROPRIATION DATA. The correct narrative for P00008 narative G-1 is shown below with the changed information underlined:

THE FOLLOWING FUNDS ARE MANUALLY OBLIGATED BY MODIFCATION P00008 (A FUTURE MODIFICATION WILL ELECTRONICALLY OBLIGATE THESE FUNDS.)

LINE ITEM	PRON/ AMS CD AMIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT

0010AB	9U6USOCOM7	AH	1	$	[***]	$	[***]	$	[***]
	547UVP00000		69USSM

0015AB	9U6USOCOM6	AH	1	$	[***]	$	[***]	$	[***]
	547UVP00000		69USSM

				NET CHANGE		$	[***]

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AH	97 6030056SA6SN5E22P547UVP31E6S01021	W31G3H	$	[***]
			NET CHANGE	$	[***]

	PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	[***]	$	[***]	$	[***]

A - 4       There is no change to the contract price or delivery schedule as a result of this modification.

A - 5       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0010 ***

A - 2       Attachment 11 is added and Attachments 12 and 15 are revised. See Section J.

A - 3       Clauses 52.213-4712; 52.213-23; 52.216-24; and 252.217-7027 are changed on contract. See Section I.

A - 4       CLINs 0013AB and 0013AC are added to the contract. See Section B.

A - 5       A total of $[***] is added to the contract changing the value from $[***] to $[***].

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 6 All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0011 ***

A - 1       The purpose of modification P00011 is to:

a)             issue a change order to segregate the SOCOM efforts for SOCOM ISP; SOCOM Training; and SOCOM Logistics Support;

b)            change the schedules for CLINs 0010 and 0015;

c)             add to the contract the Army and SOCOM agreed to distribution of the Raven B Systems;

d)            revise Attachment 15; and

e)             provide additional funding for the NTE change order issued by modification P00010

1 - The total amount funded for the NTE change order issued under modification P00010 is as follows:

Modification P00010	CLIN 0013AA	$	[***]
	CLIN 0013AC	$	[***]
Modification P00011	CLIN 0013AE	$	[***]
	CLIN 0013AF	$	[***]
	CLIN 0013AG	$	[***]

TOTAL FUNDED		$	[***]

A - 2       CLIN 0015AB “SOCOM Initial Spares Packages” is broken out as CLINs: 0015AB; 0015AC; 0015AD and 0015AE. SubCLIN 0015AB is hereby reduced from a quantity of [***] each by [***] each to a quantity of [***] each for a reduction of $[***]. The remaining [***] each are retained on 0015AB and the SubCLIN 0015AB is renamed “SOCOM Initial Spares Packages.

The [***] each removed from the original 0015AB above are divided into Type I and Type II ISPs:

First: A total of [***] each of the [***] are moved to SubCLIN 0015AC and named “SOCOM Type I Initial Spares Packages.” The funding removed from 0015AB for the original [***] units transferred is reobligated at 0015AC. Because of the tailoring of the parts within this ISP the unit price is changed to a NTE unit price of $[***] each pending negotiation of a Firm Fixed Price.

Second A total of [***] each of the [***] are moved to SubCLINs 0015AD and 0015AE; and named “SOCOM Type II Initial Spares Packages.” The funding removed from 0015AB for the original [***] units now, because of the sources of funding; these [***] units are divided into and reobligated as: [***] each at SubCLIN 0015AC and [***] each at SubCLIN 0015AE. Because of the tailoring of the parts within this ISP the unit price is changed to a NTE unit price of $[***] each pending negotiation of a Firm Fixed Price.

The total ISP support effort for SOCOM ISP is redistributed as shown below:

CLIN	Value Was	Value Changed		New Value

0015AB	$ [***]	$	[***]	$	[***]
0015AC	[***]	$	[***]	$	[***]
0015AD	[***]	$	[***]	$	[***]
0015AE	[***]	$	[***]	$	[***]

Total	$ [***]	$	[***]	$	[***]

As a result of the above restructure SubCLIN 0015AB “SOCOM Initial Spares Packages” is broken out as:

SubCLIN 0015AB “SOCOM Initial Spares Packages” consisting of [***] each standard Army ISPs (SOW 3.3.2.1.1)

SubCLIN 0015AC “SOCOM Type I Initial Spares Packages” consisting of [***] each type one SOCOM ISPs (SOW 3.3.2.1.2.1)

SubCLIN 0015AD “SOCOM Type II Initial Spares Packages” consisting of [***] type two SOCOM ISPs (SOW 3.3.2.1.2.2)

SubCLIN 0015AE “SOCOM Type II Initial Spares Packages” consisting of [***] type two SOCOM ISPs (SOW 3.3.2.1.2.2)

A - 3       The delivery schedule for SubCLINs 0015AB; 0015AC; 0015AD; and 0015AE are as shown below:

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLIN	REL	Quantity	DEL Date
0015AB	01	[***]	09-MAR-2007
0015AB	02	[***]	23-MAR-2007
0015AC	01	[***]	14-JUL-2006
0015AC	02	[***]	28-JUL-2006
0015AC	03	[***]	11-AUG-2006
0015AC	04	[***]	25-AUG-2006
0015AC	05	[***]	15-SEP-2006
0015AC	06	[***]	29-SEP-2006
0015AC	07	[***]	13-OCT-2006
0015AC	08	[***]	24-NOV-2006
0015AC	09	[***]	08-DEC-2006
0015AC	10	[***]	22-DEC-2006
0015AC	11	[***]	12-JAN-2007
0015AC	12	[***]	26-JAN-2007
0015AC	13	[***]	09-FEB-2007
0015AD	01	[***]	15-SEP-2006
0015AD	02	[***]	29-SEP-2006
0015AD	03	[***]	27-OCT-2006
0015AE	01	[***]	27-OCT-2006
0015AE	02	[***]	10-NOV-2006
0015AE	03	[***]	09-FEB-2007
0015AE	04	[***]	23-FEB-2007

A - 4       CLIN 0014 “FY06 Training” is broken out as 0014AA and 0014AB. SubCLIN 0014AA is hereby reduced by $[***] and is defined as Army Training. The $[***] removed from SubCLIN 0014AA is reobligated on SubCLIN 0013AF. SubCLIN 0014AB is defined as SOCOM New Equipment Training. SubCLIN 0014AB is issued as a Not To Exceed change order under this modification in the amount of $[***] to incorporate SOCOMs immediate need for New Equipment Training (NET.) The period of performance for SubCLIN 0014AB is from date of award through 30 Nov 06. The total training effort for Army and SOCOM remains unchanged at $[***] ($[***], Army and NTE $[***] SOCOM) as a result of the above restructure.

A - 5       CLIN 0013 FY06 CLS is broken out as CLINs 0013AA and 0013AD. SubCLIN 0013AA is hereby reduced by $[***] and is defined as Army Logistics Support. The $[***] removed from 0013AA is reobligated on SubCLIN 0013AE. SubCLIN 0013AD is issued as a Not To Exceed change order under this modification in the amount of $[***] and is defined as FY 06 SOCOM Logistics Support to incorporate SOCOMs immediate need for Logistics Support. The period of performance for SubCLIN 0013AD is from date of award through 30 Nov 06.                The total logistics support effort for Army and SOCOM remains unchanged at $[***] (Army $[***] and NTE $[***] SOCOM) as a result of the above restructure.

A - 6       Attachment 12 to the contract is changed to show the most current revision of the Statement of Work dated 06 June 2006.

A - 7       The narrative B001 found on SubCLINs 0013AA and 0013AB is corrected to match the Statement of Work and changed to read:

Contractor shall provide Contractor Logistical

Support (CLS) for all fielded Small Unmanned

Aircraft Systems

Narrative B002 has been added to SubCLIN 0013AB to show the total amount funded for the NTE effort incorporated by modification P00010. FAR clause 52.216-24 entitled “Limitation of Liability” is hereby revised to reflect the total amount funded for this effort as $[***].

A - 8       The schedule for CLIN 0010AA DEL REL CD 001 is changed from “09-SEP-2006” to read “15-SEP-2006.” The schedule for CLIN 0010AB DEL REL CD 005 is changed from “08-SEP-2006” to read “15-SEP-2006.”  The schedule for CLIN 0015AA changed as shown below:

AS READS

DEL REL CD	QUANTITY	DEL DATE

01	[***]	09-SEP-2006
02	[***]	29-SEP-2006
03	[***]	13-OCT-2006

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

04	[***]	27-OCT-2006
05	[***]	10-NOV-2006
06	[***]	24-NOV-2006
07	[***]	08-DEC-2006
08	[***]	22-DEC-2006
09	[***]	12-JAN-2007
10	[***]	26-JAN-2007
11	[***]	09-FEB-2007
12	[***]	23-FEB-2007
13	[***]	09-MAR-2007
14	[***]	23-MAR-2007

CHANGED TO READ

DEL REL CD	QUANTITY	DEL DATE

01	[***]	13-OCT-2006
02	[***]	27-OCT-2006
03	[***]	10-NOV-2006
04	[***]	24-NOV-2006
05	[***]	08-DEC-2006
06	[***]	22-DEC-2006
07	[***]	12-JAN-2007
08	[***]	26-JAN-2007
09	[***]	09-FEB-2007
10	[***]	23-FEB-2007
11	[***]	09-MAR-2007
12	[***]	23-MAR-2007

A - 9       The Army and SOCOM have agreed to the distribution of the Raven B Systems. The following is the ARMY / SOCOM “Payback / Distribution” Schedule:

Distribution of Army/SOCOM Assets:

Date	Army	SOCOM

14 Jul 06	[***]	[***]
28 Jul 06	[***]	[***]
11 Aug 06	[***]	[***]
25 Aug 06	[***]	[***]
15 Sep 06	[***]	[***]
29 Sep 06	[***]	[***]
13 Oct 06	[***]	[***]
27 Oct 06	[***]	[***]
10 Nov 06	[***]	[***]
24 Nov 06	[***]	[***]
8 Dec 06	[***]	[***]
22 Dec 06	[***]	[***]
12 Jan 07	[***]	[***]
26 Jan 07	[***]	[***]
9 Feb 07	[***]	[***]
23 Feb 07	[***]	[***]
9 Mar 07	[***]	[***]
23 Mar 07	[***]	[***]

TOTAL	[***]	[***]

A - 10 Attachment 15 is revised to add Revision 2 to the contract.

A - 11 CLIN 0013AG is added to the contract to provide funding for the To Be Negotiated; Not To EXCEED CLINs added by modification P00010. CLIN 0013AG adds $[***] to the contract value of Modification P0010.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 12     The following CLINs on this modification are Not To Exceed, To Be Negotiated:

CLIN	Not To Exceed

0013AD	$	[***]
0014AB	$	[***]
0015AC	$	[***]
0015AD	$	[***]
0015AE	$	[***]
Total NTE TBN	$	[***]

FOR THE ABOVE CLINs the following apply:

52.216-24                01-APR-1984 LIMITATION OF GOVERNMENT LIABILITY

(a) In performing P0011, the Contractor is not authorized to make expenditures or incur obligations exceeding $[***] dollars.

(b)           The maximum amount of which the Government shall be liable if P0011 is terminated is $[***] dollars.

(End of clause)

252.217-7027 01-OCT-1998  CONTRACT MODIFICATION DEFINITIZATION

(a)                                  The schedule for definitizing this change order is as follows:

Target Date for Definitization:	180 days after Modification award
Submission of Proposal:	30 days after Modification award
Beginning of Negotiations:	90 days after Modification award

(b)           The definitive change order resulting from this Not To Exceed change order will include a negotiated modification in no event to exceed the amounts shown below:

CLIN	TYPE	CPFF NTE Amount			FFP NTE Amount

0013AD	CPFF	$	[***]
0014AB	CPFF	$	[***]
0015AC	FFP				$	[***]
0015AD	FFP				$	[***]
0015AE	FFP				$	[***]

Total NTE,	CPFF	$	[***]	FFP	$	[***]

Grand Total NTE					CPFF /FFP		$	[***]

(End of clause)

A - 13     As a result of this modification the contract value is increased in value from $[***] by $[***] to a new total value of $[***]

A - 14     All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0012 ***

A - 1       The purpose of P00012 is to realign funds to provide funds for the overrun condition of SubCLINs 0003AA and 0006AA and to correct an administrative error in Modification P0009.

A - 2       Funds are transferred from CLIN 0004AA; 0004AB; and 0007AA: to CLINs 0003AB; 0003AC; and 0006AB. The following is a summary of the CLIN transactions:

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLIN	ACTION	AMOUNT		BALANCE		FROM /	TO
0004AA	decrease	$	[***]	$	[***]	TO	0003AB
0004AB	decrease	$	[***]	$	[***]	TO	0003AC
0007AA	decrease	$	[***]	$	[***]	TO	0006AB
0003AB	increase	$	[***]	$	[***]	FROM	0004AA
0003AC	increase	$	[***]	$	[***]	FROM	0004AB
0006AB	increase	$	[***]	$	[***]	FROM	0007AA

The following is a summary of the changes to the base and fee resulting from the above funding changes:

CLIN	AS READS			CHANGED TO READ

0004AA	ESTIMATED BASE PRICE:	$	[***]	ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:	$	[***]	FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$	[***]	TOTAL ESTIMATED CPFF:	$	[***]

0004AB	ESTIMATED BASE PRICE:	$	[***]	ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:	$	[***]	FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$	[***]	TOTAL ESTIMATED CPFF:	$	[***]

0007AA	ESTIMATED BASE PRICE:	$	[***]	ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:	$	[***]	FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$	[***]	TOTAL ESTIMATED CPFF:	$	[***]

0003AB	ESTIMATED BASE PRICE:	$		ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:			FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$		TOTAL ESTIMATED CPFF:	$	[***]

0003AC	ESTIMATED BASE PRICE:	$		ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:			FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$		TOTAL ESTIMATED CPFF:	$	[***]

0006AB	ESTIMATED BASE PRICE:	$		ESTIMATED BASE PRICE:	$	[***]
	FIXED FEE:			FIXED FEE:	$	[***]
	TOTAL ESTIMATED CPFF:	$		TOTAL ESTIMATED CPFF:	$	[***]

A - 3       The narrative G-1 should have been removed from the contract as part of P0009. That administrative error is corrected in this modification by the removal of narrative G-1.

A - 4       As a result of this contract modification; the total amount on contract is increased by $[***] from $[***] to a new total of $[***].

A - 5       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0013 ***

A - 1       The purpose of P0013 is to dobligate the funding from the SubCLINs: 0013AE, 0013AF and 0013AG of this contract and realign the funding directly in the SubCLIN previously funded at SubCLINs 0013AB and 0013AG. In order to accomplish this change it is necessary to delete the funding from SubCLINs 0013AE, 0013AF and 0013AG and realign the funds to SubCLINs 0013AB and 0013AC as shown below:

SubCLIN	CURRENT FUNDING		CHANGED BY		NEW TOTAL

0013AE	$	[***]	$	[***]	$	[***]
0013AF	$	[***]	$	[***]	$	[***]
0013AG	$	[***]	$	[***]	$	[***]

0013AC	$	[***]	$	[***]	$	[***]
0013AB	$	[***]	$	[***]	$	[***]

A - 2       This contract change must be accomplished in two electronic steps to satisfy computer systems requirements. The deletion set forth above is hereby accomplished electronically on this modification; however, in order to prevent Anti-Deficiency on this contract, the reobligation is a manual obligation, which will be reflected electronically on a future modification. (The second portion Section G

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of this contract modification is manual and exist only in narrative.)

A - 3       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0014 ***

0 1           The purpose of Modification P00015 is to exercise a portion of the options shown at CLINs 0010 and 0015 for the purchase of additional systems and spares packages. Pursuant to Special Provision H-8, this modification hereby exercises a portion of the options as shown at CLINs 0010 and 0015. The contractor hereby agrees to add the option quantities at the same price as Modification P0007 ADJUSTED DOWNWARD as a result of government furnished equipment provided in the form of SAASM Cards. The quantities on this modification are to be delivered to the United States Marine Corps and are indicated at separate SubCLINs with the quantities and schedules as shown below:

A - 2       SubCLINs 0010AC; 0010AD; 0015AF; and 0015AG are added to the contact. See Section B.

CLIN	DEL REL CD	QUANTITY	DEL DATE

0010AC	001	[***]	09-FEB-2007
0010AC	002	[***]	23-FEB-2007

0010AD	001	[***]	09-FEB-2007

0015AF	001	[***]	09-FEB-2007
0015AF	002	[***]	23-FEB-2007
0015AF	003	[***]	09-MAR-2007
0015AF	004	[***]	23-MAR-2007

0015AG	001	[***]	09-FEB-2007

A - 3       As a result of this modification the total cost is increased from $[***] by $[***] to a new total contract value of $[***].

A 4          All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0015 ***

A - 2       The clause 52.216-24 and 252.217-7027 are deleted from the contract. See Section I.

A - 3       The values of CLINs is increased as shown below:

CLIN	Increased by		*Total Value

0013AB	$	[***]	$	[***]
0013AC	$	[***]	$	[***]
	Combine Total		$	[***]

A - 4       The negotiated cost plus fixed fee amount for definitization of the Contractor Logistics Support effort is broken out below:

Total Estimated Cost	$	[***]
Fixed Fee	[***]
Total Cost Plus Fee	$	[***]

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

See Section B

A - 5       The total funding incorporated for this CLS effort are shown below:

P00010	$	[***]
P00014	[***]
PZ0016	[***]
Total CLS Effort Obligated	$	[***]

A - 6       SubCLINs 0013AH and 0013AJ are added to the contract as options for continuation of the CLS support. Each option is incorporated at a Not To Exceed of $[***]. It is anticipated that these options will be definitized on a cost plus fixed fee basis. Special Provision H-8 entitled “Option Exercise Provision” has been modified to incorporate these options.

A - 7       Special Provision H -12 is added to the contract to provide the GFE for this effort.

A - 8       As a result of this modification the contract value is increased by $[***] from $[***] to $[***].

A - 9       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0016 ***

A - 1       The purpose of P00017 is to change the schedule for SubCLINs 0010AB and 0015AC to support SOCOM needs; and to add attachments 0018 and 0019 to the contract.

A - 2       The schedule for SubCLIN 0010AB is changed as shown below:

0010AB  as reads

DEL REL CD	QUANTITY	DEL DATE

001	[***]	14-JUL-2006
002	[***]	28-JUL-2006
003	[***]	25-AUG-2006
004	[***]	15-SEP-2006
005	[***]	29-SEP-2006
006	[***]	13-OCT-2006
007	[***]	27-OCT-2006
008	[***]	10-NOV-2006
009	[***]	24-NOV-2006
010	[***]	08-DEC-2006
011	[***]	22-DEC-2006
012	[***]	12-JAN-2007
013	[***]	26-JAN-2007
014	[***]	09-FEB-2007
015	[***]	23-FEB-2007
016	[***]	09-MAR-2007
017	[***]	23-MAR-2007

0010AB  changed to read

DEL REL CD	QUANTITY	DEL DATE

001	[***]	14-JUL-2006
002	[***]	28-JUL-2006

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

003	[***]	25-AUG-2006
004	[***]	15-SEP-2006
005	[***]	29-SEP-2006
006	[***]	13-OCT-2006
007	[***]	27-OCT-2006
008	[***]	10-NOV-2006
009	[***]	24-NOV-2006
010	[***]	08-DEC-2006
011	[***]	22-DEC-2006
012	[***]	12-JAN-2007
013	[***]	26-JAN-2007
014	[***]	09-FEB-2007
015	[***]	23-FEB-2007
016	[***]	09-MAR-2007
017	[***]	23-MAR-2007

A - 3       The schedule for SubCLIN 0015AC is changed as shown below:

as reads

DEL REL CD	QUANTITY	DEL DATE

001	[***]	14-JUL-2006
002	[***]	28-JUL-2006
003	[***]	11-AUG-2006
004	[***]	25-AUG-2006
005	[***]	15-SEP-2006
006	[***]	29-SEP-2006
007	[***]	13-OCT-2006
008	[***]	24-NOV-2006
009	[***]	08-DEC-2006
010	[***]	22-DEC-2006
011	[***]	12-JAN-2007
012	[***]	26-JAN-2007
013	[***]	09-FEB-2007

changed to read

DEL REL CD	QUANTITY	DEL DATE

001	[***]	14-JUL-2006
002	[***]	28-JUL-2006
003	[***]	11-AUG-2006
004	[***]	25-AUG-2006
005	[***]	15-SEP-2006
006	[***]	29-SEP-2006
007	[***]	13-OCT-2006
008	[***]	10-NOV-2006
009	[***]	24-NOV-2006
010	[***]	08-DEC-2006
011	[***]	22-DEC-2006
012	[***]	12-JAN-2007
013	[***]	26-JAN-2007

A - 4       CDRL A0012 is replaced with the CDRL A012 found at Attachment 18.

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A - 5       Attachment 0018 REVISED CDRL A012 and Attachment 0019 SAMPLE REPORT for CDRL A012 are added at Section J.

A - 6       This modification is issued at no change in contract value.

A - 7       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0017 ***

A-1         THE PURPOSE OF P00018 IS TO EXERCISE THE NOT TO EXCEED OPTION AT CLIN 0021. PRIOR TO DEFINITIZATION OF THIS OPTION EXERCISE, THE CONTRACTOR IS NOT AUTHORIZED TO INCUR OBLIGATIONS EXCEEDING $[***]. THE DEFINITIZED OPTION WILL NOT EXCEED $[***].

A-2         THE PERIOD OF PERFORMANCE WILL BE FOR ONE YEAR.

A-3         SPECIAL PROVISION H-13 IS ADDED TO THE CONTRACT.

A-4         THIS CONTRACT ACTION ADDS $[***] TO THE CONTRACT INCREASING THE TOTAL VALUE OF THE CONTRACT FROM $[***] TO $[***].

A-5         ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

*** END OF NARRATIVE A0018 ***

A - 1       The purpose of P00019 is to add additional funds to the training added to the contract by Modification P00018 thereby increasing the total FY 07 TRAINING amount to approximately [***] percent.

A - 2       The SubCLIN 0021AB is added to the contract to fund SubCLIN 0021AA.

A - 3       As a result of this modification the total contract value is increased by $[***] from $[***] to $[***]

A - 4       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0019 ***

A - 1       The purpose of modification P00020 is to restructure CLIN 0021 as follows:

SubCLIN 0021AA, Army Training is decreased in the amount of $[***] from $[***] to $[***].

SubCLIN 0021AB remains unchanged in the amount of $[***].

SubCLIN 0021AC is hereby created and added to the contract in the amount of $[***] for SOCOM NET training.

A - 2       Option CLIN 0021 was exercised as a not-to-exceed option by P00018 and funded in the amount of $[***]. The funding for CLIN 0021 was increased by modification P00019 to [***] percent of the NTE amount by adding $[***] to SubCLIN 0021AA and adding SubCLIN 0021AB in the amount of $[***]. Total restructured training effort for the Army and SOCOM remains unchanged at the not-to-exceed amount of $[***].

A - 3       The Period of Performance for the SubCLIN 0021AC is from the date of this modification to 31 Jan 08.

A - 4       The above restructure is at no change in total contract value. The total contract value remains at $[***].

A - 5       The Section A narrative A 0019 for modification P00019 at line A3 is administratively corrected to read as shown below:

CURRENTLY READS

A-3         As a result of this modification the total contract value is increased by $[***] from $[***] to $[***].

CHANGED TO READ

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-3    As a result of this modification the total contract value is increased by $[***] from $[***] to $[***].

A - 6       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0020 ***

A 1          The purpose of Modification P00037 is to exercise a portion of the options shown at CLINs 0017AG and 0022AK for the purchase of additional Systems and Initial Spares Packages (ISP) pursuant to Special Provision H-8. The quantities on this modification are to be delivered to the United States Army, Air Force, Special Operations Commmand and the Marine Corps.

A - 2       The firm fixed unit price identified at SubCLINs 0017AG and 0022AK are for Standard Army Systems and Standard Army ISP respectively. The following details the Standard Army Systems and Standard Army ISP options exercised by this modification:

SubCLIN	Unit Price		Total Amount Funded		Qty	Description

0017AP	$	[***]	$	[***]	[***]	US Army Systems
0017AQ	$	[***]	$	[***]	[***]	US Air Force
0022AS	$	[***]	$	[***]	[***]	Army ISPs
0022AT	$	[***]	$	[***]	[***]	US Air Force

A - 3       CLINs 0017AR, 0017AS, 0017AT, 0017AV and 0017AW are for the procurement of Type I Raven Systems. This modification also incorporates a Not-to-Exceed Change Order to convert the firm fixed price Army Standard Systems to Type I. The delta Not-to-Exceed unit price is 100 percent funded by this modification. The following is a summary of Raven System option quantities awarded by this modification:

SubCLIN	Unit Price		Not-to-Exceed Unit Price Increase		Total Not-to- Exceed Unit Price		Total Amount Funded		Qty	Description

0017AR	$	[***]	$	[***]	$	[***]	$	[***]	[***]	SOCOM Systems (Type I)

0017AS	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC Systems (Type I)

0017AT	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC Systems (Type I)
0017AU	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC Systems (Type I)
0017AV	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC System (Type I)

A-4 SubCLINs 0022AU, 0022AV, 0022AW, 0022AX, 0022AY and 0022AZ are for the procurement of Type I Raven ISPs. This modification also incorporates a Not-Less-Than Savings Change Order to convert the firm fixed price Army Standard ISPs to Type I. The following is a summary of Raven ISP option quantities awarded by this modification:

SubCLIN	Unit Price Funded		Not-Less-Than Unit Price Savings		Not-Less-Than Savings Total		Total Amount Funded		Qty	Description

0022AU	$	[***]	$	[***]	$	[***]	$	[***]	[***]	SOCOM ISPs (Type I)

0022AV	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (Type I)
0022AW	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (Type I)
0022AX	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (Type I)
0022AY	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (Type I)
0022AZ	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISP (Type I)

A-5 The B001 narrative in SubCLINS 0017AG and 0022AK has been revised to reflect a quantity of [***] each Systems and ISPs remaining for option exercise.

A - 6       The contractor shall submit a definitization proposal within 45 days after execution of this modification. The Not-to-Exceed and Not-Less-Than Change Orders incorporated by this modification shall be definitized in no more than 180 days after execution of this modification. DFARS clause 252.217-7027 entitled “Contract Definitization” shall apply to the Not-to-Exceed and Not-Less-Than Change Orders incorporated by this modification.

A - 7       As a result of this modification the total cost is increased from $[***] by $[***] to a new total contract value

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

of $[***]. See Section G.

A - 8       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0021 ***

A - 2       The following is a summary of funds applied to modification P00022:

Mod	SubCLIN	Funding		Not to Exceed		Qty	Description

P00022
	0017AF	$	[***]	$	[***]	[***]	USMC Systems

	0022AG	$	[***]	$	[***]	[***]	USMC ISPs
	0022AH	$	[***]	$	[***]	[***]	USMC ISPs

	0022AJ	$	[***]	$	[***]	[***]	USMC ISPs

Totals for P00022		$	[***]	$	[***]

A - 3       Clauses 52.216-4712; 52.216-23; 52.216-24; and 252.217-7027 are changed on the contract. See Section I.

A - 4       As a result of this modification the total cost is increased from $[***] by $[***] to a new total contract value of $[***]. See Section G.

A - 5       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0022 ***

A - 1       The purpose of this modification (P00023) is to document the agreement reached between the government and AeroVironment relative to the government making a decision to provide [***] Ground Control Stations (GCS) as government furnished property (GFP) for a quantity of [***] SOCOM systems deliverable under SLIN 0010AB. A new SLIN 0010AE will be established for these [***] SOCOM systems in a subsequent modification. The revised deliver schedule is reflected below:

CLIN 0010AB

Delivery Date	Current Quantity	Revised Quantity

26 JAN 2007	[***]	[***]
09 FEB 2007	[***]	[***]
23 FEB 2007	[***]	[***]

CLIN 0010AE

Delivery Date	Current Quantity	Revised Quantity

26 JAN 2007	[***]	[***]
09 FEB 2007	[***]	[***]
23 FEB 2007	[***]	[***]

A-2         The parties mutually agree that providing the GCSs as GFP will result in a not-less-than savings of $[***]. This will result in a not-less-than unit price savings of $[***] for these [***] systems. The necessary reductions/revisions in unit price and total

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

price for these [***] systems will be reflected in a subsequent modification. The following details this agreed to reduction:

CLIN 0010AB

	Current Quantity	Unit Price		Total

	[***]	$	[***]	$	[***]

	Revised Quantity	Unit Price		Total

	[***]	$	[***]	$	[***]

TOTAL CLIN REDUCTION				$	[***]

CLIN 0010AE

	Current Quantity	Unit Price		Total
	[***]	$	[***]	$	[***]

	Revised Quantity	Unit Price		Total

	[***]	$	[***]	$	[***]

TOTAL CLIN INCREASE				$	[***]

CLIN 0010AB Reduction	$	[***]
CLIN 0010AE Addition	$	[***]

Not-Less-Than Net Change	$	[***]

A-3         The shipping instructions for the [***] SOCOM systems are as follows:

[***] systems ([***] from 9 FEB delivery and [***] from 23 FEB delivery)

20th Special Forces Group (Airborne)

ATTN: WO1 William Campbell (PBO)

5601 Oporto-Madrid Blvd.

Birmingham, AL 35210-1499

Comm: (205) 957-2334

Fax: (205) 957-2311

DSN: 363-7624 ext. 2334

[***] Systems ([***] from 9 FEB delivery and [***] from 26 JAN delivery)

Commander

720th OSS/OSKW

ATTN: SSgt Hannigan

223 Cody Ave

Hurlburt Field, FL 32544-5309

FB4417

A-4         Special Provision H-10 will be revised to add the quantity of [***] each GCSs that will be furnished as GFP. The [***] government furnished GCSs are located at the Special Operations Forces Support Activity and will be handled in a similar manner to the other GFP items such as the GCS batteries and laptops.

A-5 All other terms and conditions not modified herein remain in full force and effect.

*** END OF NARRATIVE A0023 ***

A - 1       The purpose of Modification P00024 is to administratively add directions to the contract that have previously been provided to the contractor.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A - 2       As called out in Modification 0023, the following changes are made to the contract:

CLIN 0010AB

Delivery Date	Current Quantity	Revised Quantity	Unit Price

26 JAN 2007	9	2	$	[***]
09 FEB 2007	9	0	$	[***]
23 FEB 2007	7	3	$	[***]

CLIN 0010AE

Delivery Date	Current Quantity	Revised Quantity	Unit Price

26 JAN 2007	0	7	$	[***]
09 FEB 2007	0	9	$	[***]
23 FEB 2007	0	4	$	[***]

Special Provision H-10 is revised to add the quantity of [***] each GCSs that will be furnished as GFP. The [***] government furnished GCSs are located at the Special Operations Forces Support Activity and will be handled in a similar manner to the other GFP items such as the GCS batteries and laptops.

A - 3       The Period of Performance for the following SubCLINs is extended for the convenience of the Government from 12/12/05 to read 09/30/06 to permit the billing of Management functions performed. (Reference email from K. Koonce, dated 15 November 2006): 002AA; 002AB; 008AA; and 008AB. This change was for the convenience of the Government an issue at no change in contract value.

A - 4       The Period of Performance (POP) is extended for the following SubCLINs as directed in the Contracting Officer’s letter dated 30 November 2006 as indicated below:

SubCLIN	Performance Completion Date As Reads	Performance Completion Date Changed to Read

0014AA	23-FEB-2007	08-MAR-2007

This change was for the convenience of the Government and issued at no change in contract value.

A - 5       The Period of Performance is extended for the following SubCLINs as indicated in the contract specialists email dated 21 November 2006 as indicated below:

SubCLIN	Performance Completion Date As Reads	Performance Completion Date Changed to Read

0013AD	23-FEB-2007	08-MAR-2007
0014AB	30-NOV-2006	08-MAR-2007

This change of POP was requested by the Small Unmanned Aircraft Systems Program Office. This change was for the convenience of the Government an issue at no change in contract value.

A - 6       The early delivery of the following SubCLINs are acceptable to the Government as shown:

CLIN	Quantity	Authorized Delivery Date
0010AA	[***]	12-JAN-2007
0010AA	[***]	26-JAN-2007
0010AB	[***]	12-JAN-2007
0010AB	[***]	26-JAN-2007
0015AA	[***]	12-JAN-2007
0015AA	[***]	26-JAN-2007
0015AB	[***]	12-JAN-2007
0015AC	[***]	12-JAN-2007
0015AC	[***]	26-JAN-2007
0015AE	[***]	26-JAN-2007

Early shipment of any other CLIN is not authorized by this action. This change was at the request of the Contractor to meet

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

the verbal request of the Program Management Office (PMO) for accelerated delivery to meet the changes in the PMO’s fielding schedule. The acceleration of schedule is at no additional cost to the Government.

A - 7       The Period of Performance is extended for SubCLIN 0013AD as requested in the contractor’s email dated 14 Feburary 2007 as indicated below:

SubCLIN	Performance Completion Date As Reads	Performance Completion Date Changed to Read

0013AD	08-MAR-2007	01-APR-2007

A - 8       The contractor is authorized to bill cost growth incurred due to a change in indirect rates for the following CLINs as shown below:

CLIN	Cost Growth		Pay from CLIN	In the Amount of		Pay from ACRN	Accounting Classification

003AA	$	[***]	0004AA	$	[***]	AB	5 2040 0000 55E5E22P643747255Y
006AA	$	[***]	0004AA	$	[***]	AB	5 2040 0000 55E5E22P643747255Y

See section G

A 9          As a result of this action the contract value is decreased by $[***] from $[***] to a new contract total of $[***]

A 10        All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0024 ***

A - 1       The purpose of Modification P00025 is to restructure CLIN 0021 as follows:

SubCLIN 0021AA, Army Training is decreased in the amount of $[***] from $[***] to $[***].

SubCLIN 0021AB, Remains unchanged in the amount of $[***].

SubCLIN 0021AC remains unchanged in the amount of $[***].

SubCLIN 0021AD is hereby created and added to the contract in the amount of $[***] for SOCOM NET Training.

A - 2 Option CLIN 0021 was exercised as a not-to-exceed option by P00018 and funded in the amount of $[***]. The funding for CLIN 0021 was increased by modification P00019 to [***] percent of the NTE amount by adding $[***] to SubCLIN 0021AA and adding SubCLIN 0021AB in the amount of $[***]. Modification P00020 reduced SubCLIN 0021AA by $[***] and added SubCLIN 0021AC in the amount of $[***] for SOCOM NET Training. The total restructured training effort for the Army and SOCOM remains unchanged at the not-to-exceed amount of $[***].

The following is a summary of the change:

CLIN	Current Funding		Change to Funding		Revised Total
0021AA	$	[***]	$	[***]	$	[***]
0021AD	$	[***]	$	[***]	$	[***]

See Section B

A – 2      The Period of Performance for the SubCLIN 0021AD is from the date of this modification to 12 November 2007. The Period of Performance for the SubCLIN 0021AC is hereby corrected to reflect 12 November 2007.

A – 3      The above stated restructure is at no change in total contract value. The total contract value remains at $[***].

A – 4      All other terms and conditions remain unchanged and in full force and effect.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE A0025 ***

A - 3       This Modification PZ0026 also definitizes a Not-to-Exceed option exercised by modification P00021. Modification P00021 exercised an option for 307 additional SUAS (Raven), ISPs, and CLS.

A - 4       Modifications P00021 and P00022 are definitized by this modification, PZ0026. The [***] Systems; ISPs and CLS on P00021 are to be delivered to several customers. The base [***] systems on P00022 are to be delivered to the United States Marine Corps. Note: a system consists of a system and an Initial Spares Package. The contractor proposed the [***] Systems and the [***] Systems as one proposal and the CLS as one proposal. The combined proposal for the [***] ([***] + [***]) was provided as a proposal that demonstrated the systems as required by the terms and conditions called out on each modification. The contractor provided a Systems price; an ISP price and a CLS cost that were under the required Not to Exceed amounts. Based upon the above, the contractor’s proposals were under the NTE amount. The prices for the Systems, ISPs and the CLS were negotiated and definitized with the contractor and the results documented in the chart shown below this paragraph. The systems, ISPs and CLS, as proposed, fully conformed to the requirements of the modifications.

Mod	CLIN	NTE		Negotiated Amount		Estimated Cost		Fixed Fee

P00021	0017AA	$	[***]	$	[***]
P00021	0017AB	$	[***]	$	[***]

P00021	0017AC	$	[***]	$	[***]
P00021	0017AD	$	[***]	$	[***]

P00021	0017AE	$	[***]	$	[***]
P00022	0017AF	$	[***]	$	[***]

P00021	0020AA	$	[***]	$	[***]	$	[***]	$	[***]
P00021	0020AB	$	[***]	$	[***]	$	[***]	$	[***]

P00021	0022AA	$	[***]	$	[***]
P00021	0022AB	$	[***]	$	[***]

P00021	0022AC	$	[***]	$	[***]
P00021	0022AD	$	[***]	$	[***]

P00021	0022AE	$	[***]	$	[***]
P00021	0022AF	$	[***]	$	[***]

P00022	0022AG	$	[***]	$	[***]
P00022	0022AH	$	[***]	$	[***]

P00022	0022AJ	$	[***]	$	[***]

At the conclusion of negotiations, the Government requested the Contractor change the parts mixture within each of the Systems, ISPs and CLS. Using the negotiated baseline, which was under the NTE value for each CLIN, the contractor respread the same parts into the changed configuration. The result of the change was that the values for some items went up in price and others went down in price. A revised Statement of Work for the reconfigured systems is at attachment 12.

The revised parts configuration resulted in the following change in the System and ISP end-item prices:

Modification	SubCLIN	Old P/N	New P/N	Old Unit Price		New Unit Price

P00021	0017AA	[***]	[***]	$	[***]	$	[***]
P00021	0017AB	[***]	[***]	$	[***]	$	[***]

P00021	0017AC	[***]	[***]	$	[***]	$	[***]
P00021	0017AD	[***]	[***]	$	[***]	$	[***]

P00021	0017AE	[***]	[***]	$	[***]	$	[***]
P00022	0017AF	[***]	[***]	$	[***]	$	[***]

P00021	0020AA	N/A	N/A	N/A		N/A
P00021	0020AB	N/A	N/A	N/A		N/A

P00021	0022AA	[***]	[***]	$	[***]	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

P00021	0022AB	[***]	[***]	$	[***]	$	[***]

P00021	0022AC	[***]	[***]	$	[***]	$	[***]
P00021	0022AD	[***]	[***]	$	[***]	$	[***]

P00021	0022AE	[***]	[***]	$	[***]	$	[***]
P00021	0022AF	[***]	[***]	$	[***]	$	[***]

P00022	0022AG	[***]	[***]	$	[***]	$	[***]
P00022	0022AH	[***]	[***]	$	[***]	$	[***]

P00022	0022AJ	[***]	[***]	$	[***]	$	[***]

A - 5       The following is a summary of the negotiated contract amounts of the SubCLINs with the revised part numbers resulting from the Government requested change referenced in paragraph A-4 above:

Modification	SubCLIN	Previously Fund		Negotiated Value		Estimated Cost		Fixed Fee

P00021	0017AA	$	[***]	$	[***]
P00021	0017AB	$	[***]	$	[***]

P00021	0017AC	$	[***]	$	[***]
P00021	0017AD	$	[***]	$	[***]

P00021	0017AE	$	[***]	$	[***]
P00022	0017AF	$	[***]	$	[***]

P00021	0020AA	$	[***]	$	[***]	$	[***]	$	[***]
P00021	0020AB	$	[***]	$	[***]	$	[***]	$	[***]

P00021	0022AA	$	[***]	$	[***]
P00021	0022AB	$	[***]	$	[***]

P00021	0022AC	$	[***]	$	[***]
P00021	0022AD	$	[***]	$	[***]

P00021	0022AE	$	[***]	$	[***]
P00021	0022AF	$	[***]	$	[***]

P00022	0022AG	$	[***]	$	[***]
P00022	0022AH	$	[***]	$	[***]

P00022	0022AJ	$	[***]	$	[***]

A - 6       Clauses 52.216-4712; 52.216-23; and 52.216-24 are deleted from the contract.           Clause 52-217-4700 is changed on the contract. See Section I.

A - 7       The SubCLINs shown below are added to the contract as Firm Fixed Price OPTIONS for additional range quantities of 1 to [***] Raven Systems and Initial Spares Packages. See Section H paragraph H-8g and H-8h:

CLIN	Nomenclature	Part Number	Firm Fixed Price Each		Option Period	Max Quantity

0017AG	Standard System	[***]	$	[***]	Anytime during the period of 01 May 07 to 30 Sep 07	[***] each
0022AK	Standard ISP	[***]	$	[***]	Anytime during the period of 01 May 07 to 30 Sep 07	[***] each

A - 8       The SubCLINs shown below are added to the contract as Not to Exceed (NTE) OPTIONs for the purchase of additional range quantities of 1 to [***] Raven Systems and Initial Spares Packages beyond the initial [***] baseline systems and ISPs. Each option is incorporated at a Not to Exceed range quantity. It is anticipated that these options will be definitized on a Firm Fixed Price basis. Special Provision H-8 entitled “option Exercise Provision” has been modified to incorporate these options. See Section H-8(h) paragraph.

MOD	CLIN	Nomenclature	Part Number	Not To Exceed Price

PZ0026	0017AH	Standard System	[***]	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

PZ0026	0022AL	Standard ISP	[***]	$	[***]

In no event will the options exercised under SubCLINs 0017AG and 0017AH exceed a quantity of [***]. In no event will the options exercised under SubCLINs 0022AK and 0022AL exceed a quantity of [***].

A - 9       Special Provision H-12 is revised to provide the GFE for this effort. See Section H-12.

A - 10     The following Attachments are changed or added by this modification:

Attachment Number	Title	CHANGED	NEW
12	STATEMENT OF WORK	X
20	STANDARD ISP		X
21	TYPE I ISP		X
22	TYPE II ISP		X
23	SOCOM DEPOT LEVEL REPAIRABLE LIST		X
24	GOVERNMENT FURNISHED PROPERTY		X
25	DOCUMENT SUMMARY LIST ADDENDUM		X
26	CONTRACT DATA REQUIREMNT LIST A28		X

(See Section J)

A - 11     As part of the negotiated settlement for this action the contractor has agreed to ship quantities of Systems and ISP to the schedule shown in Section B. This schedule represents an accelerated schedule that is offered as consideration for the contractor’s delivery of [***] Initial Spares Packages without the Universal Battery Changers (UBC) P/N [***] as shown below:

SubCLIN	ISP P / N	SHIP SHORT
0022AA	[***]	[***]
0022AB	[***]	[***]
0022AC	[***]	[***]
0022AD	[***]	[***]
0022AE	[***]	[***]
0022AF	[***]	[***]
0022AG	[***]	[***]

The contractor agrees to produce, test, inspect, and issue UBC for the above ship-short units using the following schedule:

Date	UBCs delivered	ISPs complete
04 May 07	[***]	[***]
18 May 07	[***]	[***]
01 Jun 07	[***]	[***]
15 Jun 07	[***]	[***]
29 Jun 07	[***]	[***]
13 Jul 07	[***]	[***]
27 Jul 07	[***]	[***]

After 31 July 2007 all P/N [***] will ship complete.

A - 12     As a result of this modification the total cost is increased from $[***] by $[***] to a new total contract value of $[***]. See Section G.

A - 13     All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0026 ***

A - 1       Modification P00027 is issued to definitize the not-to-exceed change order issued on modification P00011.

A - 2       The following is a summary of the definitized NTE pricing:

SubCLIN	Title	Quantity	NTE Amount		Negotiated Amount

0013AD	FY 06 SOCOM CLS	[***]	$	[***]	$	[***]
0014AB	FY 06 SOCOM NET	[***]	$	[***]	$	[***]

A - 3       Originally there were [***] standard ISP deliverable to SOCOM. SOCOM unique operational requirements necessitated a change to the

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

standard Army Initial Spares Packages ordered by SOCOM. The change consisted of a change in the mixture of parts delivered within the Standard ISP. Based upon SOMCOM unique ISP needs, the government directed that the contractor change the parts configuration from the standard ISP to two separate SOCOM ISP configurations. This modification negotiated the amounts for the two separate configurations grouped in SubCLIN 0015AC and SubCLINs 0015AD / 0015AE. The [***] original ISPs were broke out into four SubCLINS as shown below:

SubCLIN	Total ISPs	P/N	Standard ISP Value		Changed P/N	Negotiated ISP Value
0015AB	[***]	[***]	$	[***]	No Change	$	[***]
0015AC	[***]	[***]	$	[***]	[***]	$	[***]
0015AD	[***]	[***]	$	[***]	[***]	$	[***]
0015AE	[***]	[***]	$	[***]	[***]	$	[***]

This negotiation confirmed the values for CLINs: 0015AC; 0015AD and 0015AE.

A - 4       As a result of this modification, $[***] are removed from the contract. The total contract value is decreased from $[***] to $[***].

A - 5       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0027 ***

A - 1       The purpose of modification P00028 is to exercise the priced options found at SubCLINs 0017AG and 0022AK.

A - 2       The following is a recapitulation of funding and SubCLINS created as a result of the exercise of the options at SubCLINs 0017AG and 0022AK:

CLIN	FUNDNG		Quantity	Unit Cost
0017AJ	$	[***]	[***]	$	[***]
0017AK	$	[***]	[***]	$	[***]
0017AL	$	[***]	[***]	$	[***]
0022AM	$	[***]	[***]	$	[***]
0022AN	$	[***]	[***]	$	[***]
0022AP	$	[***]	[***]	$	[***]
Total Funding	$	[***]

This modification reduces the remaining balance for SubCLINs 0017AG and 0022AK respectively from [***] each available to [***] each available.

A - 3       As a result of this modification the total contract value is increased by $[***] from $[***] to $[***].

A - 4       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0028 ***

A - 1       The purpose of Modification P00029 is to definitize the Not-To-Exceed (NTE) option exercised by modification P00018; incorporate the system specification as attachment 27 to the contract; and to incorporate 52.216-7 and 52.216-8 into the contract.

A - 2       CLIN 0021 with an NTE value of $[***], is definitized at $[***]. The estimated cost is $[***] and the fixed fee is $[***].

Option CLIN 0021 was exercised as a not-to-exceed option by P00018 and funded in the amount of $[***]. The funding for CLIN 0021 was increased by modification P00019 to [***] percent of the NTE amount by adding $[***] to SubCLIN 0021AA and adding SubCLIN 0021AB in the amount of $[***]. Modification P00020 reduced SubCLIN 0021AA by $[***] and added SubCLIN 0021AC in the amount of $[***] for SOCOM NET Training. Modification P00025 reduced SubCLIN 0021AA by $[***] and added SubCLIN 0021AD in the amount of $[***] for SOCOM NET Training.

A - 3       For administrative purposes and to more accurately identify the effort, CLIN 0021 is further restructured as follows: Funding on current SubCLINs 0021AA, 0021AB, 0021AC and 0021AD is decreased and new SubCLINs 0021AE, 0021AF 0021AG, 0021AH, and 0021AJ are created.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A - 4       The system specification is incorporated as ATTACHMENT 27.

A - 5       FAR clauses 52.216-7 and 52.216-8 are incorporated into the contract.

A - 6       As a result of this modification, the total contract value is increased by $[***] from $[***] to $[***].

A - 7       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0029 ***

A - 1       The purpose of modification P00030 is to definitize the option price for SubCLIN 0013AH added by Modification PZ0016.

A - 2       SubCLIN 0013AH is hereby exercised at the definitized amount of $[***]. This amount is broken out as follows:

Total Estimated Cost	$	[***]
Fixed Fee	$	[***]
Total Cost Plus Fixed Fee	$	[***]

A - 3       The funding and period of performance for SubCLIN 0013AH is as follows:

CLIN	FUNDNG		Period of Performance
0013AH	$	[***]	15-JUNE-2007 to 15-DECEMBER-2007

A - 4       As a result of this modification the total contract value is increased by $[***] from $[***] to $[***].

A - 5       All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0030 ***

A - 1       The purpose of modification P00031 is to exercise the priced options found at SubCLINs 0017AG and 0022AK.

A - 2       The following is a recapitulation of funding and SubCLINS created as a result of the exercise of the options at SubCLINs 0017AG and 0022AK:

CLIN	FUNDNG		Quantity	Unit Cost

0017AM	$	[***]	[***]	$	[***]
0017AN	$	[***]	[***]	$	[***]
0022AQ	$	[***]	[***]	$	[***]
0022AR	$	[***]	[***]	$	[***]
Total Funding	$	[***]

This modification reduces the remaining balance for SubCLINs 0017AG and 0022AK respectively from [***] each available to [***] each available.

A - 3       As a result of this modification the total contract value is increased by $[***] from $[***] to $[***].

A - 4       All other terms and conditions remain unchanged and in full force and effect.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE A0031 ***

A - 1       The purpose of P00032 is to change the Procurement Work Directive (PWD/PRON) number (part of the accounting and appropriation data) on SubCLINs: 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ of this contract. In order to accomplish this change it is necessary to delete the funding from SubCLINs: 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ; and to substitute revised SubCLINs 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ as shown below:

DELETE:

SubCLIN:	0017AE
PRON:	9U7MARINE1
ACRN:	AV
ACCOUNTING AND APPROPRIATION DATA:	17 070911094747 310678540P74087 2D4747B745007MP74087 M954007MP74087
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0017AF
PRON:	9U7MARINE1
ACRN:	AV
ACCOUNTING AND APPROPRIATION DATA:	17 070911094747 310678540P74087 2D4747B745007MP74087 M954007MP74087
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0021AJ
PRON:	9U7MARINE4
ACRN:	BH
ACCOUNTING AND APPROPRIATION DATA:	17 070911094747 310678540067443 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0022AE
PRON:	9U6MARINE1
ACRN:	BA
ACCOUNTING AND APPROPRIATION DATA:	17 060811094747 310678540P64941 2D4747SF45007MP64941 M9545007MP64941
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0022AF
PRON:	9U6MARINE2
ACRN:	BB
ACCOUNTING AND APPROPRIATION DATA:	17 060811094747 310678540P64944 2D47473545007MP64944 M9545007MP64944
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0022AG
PRON:	9U7MARINE2
ACRN:	AV
ACCOUNTING AND APPROPRIATION DATA:	17 070911094747 310678540P74087 2D4747B745007MP74087 M954007MP74087
ACCOUNTING STATION:
OBLIGATION:	$[***]

SubCLIN:	0022AH
PRON:	9U6MARINE2
ACRN:	BB
ACCOUNTING AND APPROPRIATION DATA:	17 060811094747 310678540P64944 2D47473545007MP64944 M9545007MP64944
ACCOUNTING STATION:
OBLIGATION:	$[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SubCLIN:	0022AJ
PRON:	9U7MARINE3
ACRN:	BC
ACCOUNTING AND APPROPRIATION DATA:	17 070911094747 310678540P74086 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:
OBLIGATION:	$[***]

ADD:

SubCLIN:	0017AE
PRON:	9U7MARINE7
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74087 M9545007MP74087
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0017AF
PRON:	9U7MARINE7
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74087 M9545007MP74087
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0021AJ
PRON:	9U7MARINE6
ACRN:	BL
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AE
PRON:	9U6MARINE3
ACRN:	BM
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D4747SF45007MP64941 M9545007MP64941
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AF
PRON:	9U6MARINE4
ACRN:	BN
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D47473545007MP64944 M9545007MP64944
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AG
PRON:	9U7MARINE8
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74087 M9545007MP74087
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AH
PRON:	9U6MARINE4
ACRN:	BN
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D47473545007MP64944 M9545007MP64944

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AJ
PRON:	9U7MARINE5
ACRN:	BL
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

A - 2       This contract change must be accomplished in two electronic steps to satisfy computer systems requirements. The deletion set forth above is hereby accomplished electronically on this modification; however, in order to prevent Anti-Deficiency on this contract, the re obligation is a manual obligation, which will be reflected electronically on a future modification. (The Section G-2 of this contract modification is manual and exists only in narrative.)

A - 3       This modification corrects the discrepacency noted in Contract Deficiency Report #G13024:W58RGZ05C0338-P00021 Mods P21 and PZ26.

A - 4       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0032 ***

A - 1       The purpose of Modification P00033 is to complete the second step started by Modification P00032 to change the Procurement Work Directive (PWD/PRON) number (part of the accounting and appropriation data) on SubCLINs: 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ of this contract. In order to accomplish this change; SubCLINs: 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ were deleted electronically and manually entered by modification P00032. This action places the SubCLINs 0017AE; 0017AF; 0021AJ; 0022AE; 0022AF; 0022AG; 0022AH and 0022AJ on contract as shown below:

ADDED:

SubCLIN:	0017AE
PRON:	9U7MARINE7
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74087 M9545007MP74087
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0017AF
PRON:	9U7MARINE7
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74087 M9545007MP74087
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0021AJ
PRON:	9U7MARINE6
ACRN:	BL
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AE
PRON:	9U6MARINE3
ACRN:	BM
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D4747SF45007MP64941 M9545007MP64941
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SubCLIN:	0022AF
PRON:	9U6MARINE4
ACRN:	BN
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D47473545007MP64944 M9545007MP64944
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AG
PRON:	9U7MARINE8
ACRN:	BK
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D4747B745007MP74
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AH
PRON:	9U6MARINE4
ACRN:	BN
ACCOUNTING AND APPROPRIATION DATA:	17 060711094747 310678540067443 2D47473545007MP64944 M9545007MP64944
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

SubCLIN:	0022AJ
PRON:	9U7MARINE5
ACRN:	BL
ACCOUNTING AND APPROPRIATION DATA:	17 070711094747 310678540067443 2D47473545007MP74086 M9545007MP74086
ACCOUNTING STATION:	067443
OBLIGATION:	$[***]

A - 2       Narrative G - 2 is deleted.

A - 3       This modification completes the action started on Modification P00032.

A - 4       All other terms and conditions remain unchanged and in full effect.

*** END OF NARRATIVE A0033 ***

A-1         THE PURPOSE OF THIS MODIFICATION, P00034, IS TO INCORPORATE CLINs 0045 THROUGH 0048 FOR THE SETTLEMENT OF NEGOTIATIONS FOR LETTER OF OFFER AND ACCEPTANCE (LOA) AMENDMENT 1 DE-B-VKB WITH THE GOVERNMENT OF DENMARK. CLIN 0048 IS HEREBY INCORPORATED AS AN OPTION FOR CONTRACTOR LOGISTICS SUPPORT WHICH WILL NOT BE EXERCISED AT THIS TIME AND CLIN 0049 IS FOR DATA ITEMS.

A-2         THE PARTIES THROUGH NEGOTIATION REACHED AN AGREEMENT ON 18 JULY 2007 IN THE BELOW AMOUNTS FOR INCORPORATING THE DENMARK REQUIREMENT INTO CONTRACT W58RGZ-05-C-0338:

CLIN 0045 - FIRM FIXED PRICE
[***] RAVEN B SYSTEMS

COST	$[***]
PROFIT [***]	$[***]
COMMISSION	$[***]
TOTAL FFP	$[***]

CLIN 0046 - FIRM FIXED PRICE
INITIAL SPARES PACKAGES (ISPs)

COST	$[***]
PROFIT [***]	$[***]
COMMISSION	$[***]
TOTAL FFP	$[***]

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CLIN 0047 - COST PLUS FIXED FEE
FMS TRAINING
COST	$[***]
FEE [***]	$[***]
TOTAL CPFF	$[***]

CLIN 0048 - COST PLUS FIXED FEE (OPTION)
CONTRACTOR LOGISTICS SUPPORT

COST	$[***]
FEE [***]	$[***]
TOTAL CPFF	$[***]

A-3         THE FOLLOWING FAR AND DFARS CLAUSES SHALL BE INCORPORATED BY REFERENCE FOR THE ABOVE ADDED CLINs ONLY:

52.204-7 (NOV 03), 52.204-8 (JAN 06), 52.215-11 (OCT 97), 52.215-13 (OCT 97), 52.245-9 (AUG 05), 52.233-4 (OCT 04), 252.204-7002 (DEC 91), 252.204-7004 (NOV 03), 252.232-7010 (DEC 06), 252.204-7006 (OCT 05), 252.217-7000 (DEC 91), 252.225-7027 (APR 03), AND 252.223-7004 (SEP 88).

A-4         THE FOLLOWING DOCUMENTS ARE INCORPORATED AND BECOME A PART OF THE CONTRACT:

(a)           ATTACHMENT 12 (REVISED) - STATEMENT OF WORK - REVISION 10

(b)           ATTACHMENT 28 - DENMARK INITIAL AND OPERATIONAL SPARES PACKAGES

(c)           ATTACHMENT 29 - DENMARK UNIQUE CONTRACTOR LOGISTICS SUPPORT REPORTING DOCUMENT

(d)           EXHIBIT B - DENMARK CONTRACT DATA REQUIREMENTS LIST

A-5         THE FOLLOWING TERMS AND CONDITIONS ARE HEREBY INCORPORATED INTO SECTION F AND BECOME A PART OF THE CONTRACT:

THE CONTRACTOR SHALL INCLUDE REQUISITION NUMBER, PART NUMBER, UNIT OF ISSUE, COST, FMS CASE DESIGNATOR: DE-B-VKB, LINE 006 ON EACH DD1149. THE REQUISITION NUMBER WILL BE FURNSIHED BY THE GOVERNMENT OF DENMARK. A COMPLETED DD1149 SHALL BE INCLUDED IN EACH BOX WHICH SAHLL BE ADDRESSED AS FOLLOWS:

MARK FOR:

Danish Defence Supply

Main Depot Skrydstrup

Lilholtvej 4B

6500 Vojens

Denmark

SHIP TO:

Kuehne & Nagel

22780 Indian Creek Drive Suite 160

Dulles, VA 20166-6716

A-6         SPECIAL PROVISION H-8, OPTION EXERCISE PROVISION, HAS BEEN REVISED TO INCLUDE CLIN 0048 AS SHOWN ON THE FOLLOWING PAGES.

A-7         THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-8         EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0034 ***

A - 1       The purpose of Modification P00035 is to de-obligate funds from SubCLIN 0020AB; Revise the Not To Exceed Prices on some SubCLINs; Change the scheduled delivery of Systems and ISPs; and to add a revised Attachment 23 to the contract.

A - 2       The parties agree as follows:

(1)           The contract is amended by adjusting the funding for SubCLIN 0020AB as follows:

a.             The fee stated in the contract at CLIN 0020AB is decreased by $[***] from $[***] to $[***].

b.             The estimated cost of the contract at CLIN 0020AB is decreased by $[***], from $[***] to $[***].

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A - 3       Attachment 0023 on the contract is revised. See Section J.

A - 4       The Not To Exceed unit range prices are changed on SubCLINs: 0024AA; 0029AA; 0031AA; 0036AA; 0038AA; and 0043AA.

The contractor proposed the Raven Systems and the Initial Spares Packages (ISP) for Fiscal Years 2008; 2009; and 2010 as separate Contract Line Item Numbers (CLINs), each with a range of quantities individually priced with Not To Exceed (NTE) prices. The ranges and NTE prices were issued on the original competitively awarded contract at CLINs: 0024AA; 0029AA; 0031AA; 0036AA; 0038AA; and 0034AA.

The government changed the configuration of the Systems and the ISP and that change was added to the contract by Modification PZ00026. The change in system and ISP configuration resulted in a change to the manner in which the total system package (consisting of a Raven system and an Initial Spares Package) was priced. Because of that change in the total system package configuration; it is necessary to adjust the NTE prices for the FY 08, 09, and 10 currently found on contract.

The government requested the contractor provide NTE price ranges for FY 08, 09, and 10 using the changed total system configuration placed on contract by Modification PZ0026. The contractor provided NTE System price ranges and NTE ISP price ranges conforming to the new configuration. The revised NTE prices were under the required original Not to Exceed amounts for the total system package. The prices for the Systems and ISPs original NTE and revised NTE prices are documented in the charts shown below this paragraph.

FY 08

	Quantity	Quantity
CLIN	From	To	Current NTE		Revised NTE
0024AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

0029AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

Total System	1	10	$	[***]	$	[***]
(0024AA& 0029AA)	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

FY 09

	Quantity	Quantity
CLIN	From	To	Current NTE		Revised NTE
0031AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

0036AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

Total System	1	10	$	[***]	$	[***]
(0031AA& 0036AA)	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

FY 10

	Quantity	Quantity
CLIN	From	To	Current NTE		Revised NTE
0038AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

0043AA	1	10	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

Total System	1	10	$	[***]	$	[***]
(0038AA& 0043AA)	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]
	[***]	[***]	$	[***]	$	[***]

Based upon the above confirmaton that the revised total system NTE price is the same as the original total system price; the unit NTE prices for the above SubCLINs are revised herein.

A - 5 The shipping schedule for SubCLINS is revised as shown below:

CLIN       AS READS

17AJ	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	13-JUL-2007
	002	[***]	27-JUL-2007
	003	[***]	10-AUG-2007
	004	[***]	27-AUG-2007
	005	[***]	07-SEP-2007

17AK	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	07-SEP-2007

17AL	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	07-SEP-2007

22AM	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	13-JUL-2007
	002	[***]	27-JUL-2007

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

003	[***]	10-AUG-2007
004	[***]	27-AUG-2007
005	[***]	07-SEP-2007

22AN	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	07-SEP-2007

22AP	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	07-SEP-2007

CLIN                                                           CHANGED TO READ

17AJ	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	28-JUN-2007
	002	[***]	13-JUL-2007
	003	[***]	27-JUL-2007

17AK	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	27-JUL-2007

17AL	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	27-JUL-2007

22AM	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	28-JUN-2007
	002	[***]	13-JUL-2007
	003	[***]	27-JUL-2007

22AN	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	27-JUL-2007

22AP	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	27-JUL-2007

A - 6                      As a result of this modification the total funding is decreased from $[***] by $[***] to a total of $[***].

A - 7                      All other terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0035 ***

A - 1                      The purpose of Modification P00036 is to establish a Not-To-Exceed amount for Rehabilitation, Reconstitution, Repair and to incorporate Continuous Technology Refreshment of damaged RQ11 Small Unmanned Aircraft Systems (RAVEN) unique equipment, over and above current levels, in accordance with the attached Statement of Work, Revision 11; Paragraph 3.3.3.2.4 Blanket Work Authorization for Over and Above Support Services; and Section H-15 clause.

(1)                                  In performance of the effort for this modification, the total Not-To-Exceed amount for Over and Above Support agreed to by both parties, is $[***] subject to downward negotiation only. The contractor is not allowed to make expenditures or incur obligations exceeding $[***].

(2)                                  This Over and Above Services effort is funded with FY07 GLOBAL WAR ON TERRORISM (GWOT) Reset Operation and Maintenance (O&M) funds. These funds are set forth on SubCLIN 0013AK.

(3) It is the intent to definitize this modification on a Cost Plus Fixed Fee Basis. The contractor’s proposal shall be submitted on this basis.

A - 2                      Attachment 12: Statement of Work, Revision 11; is attached to the contract. (See Section J)

A - 3                      Special Provision H-15 is placed on contract.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A - 4                      Department of Defense Federal Acquisition Regulation Supplement Clause 252.217-7028 is added to the contract.

A - 5                      As a result of this modification the total contract amount is hereby increased by $[***] from $[***] to a revised total of $[***].

*** END OF NARRATIVE A0036 ***

A-1                            THE PURPOSE OF THIS MODIFICATION (P00038) IS TO INCORPORATE THE NEGOTIATION SETTLEMENT AND TO EXERCISE THE OPTION FOR SUBCLIN 0019, FY07 ACCOUNTING FOR CONTRACT SERVICES. THE NEGOTIATION SETTLEMENT IS AS FOLLOWS:

ESTIMATED COST	$	[***]
FIXED FEE	$	[***]
TOTAL CPFF	$	[***]

A-2                            AS A RESULT OF THIS MODIFICATION, THE TOTAL AMOUNT FUNDED IS INCREASED BY $[***] FROM $[***] TO $[***].

A-3                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0037 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00039, IS TO PROVIDE RENT-FREE USE OF GOVERNMENT PROPERTY DURING TRAINING AT REDSTONE ARSENAL FOR DENMARK.

A-2                            THE PROPERTY SHALL BE PROVIDED IN ACCORDANCE WITH FAR SUBPART 45.302, ENTITLED, CONTRACTS WITH FOREIGN GOVERNMENTS OR INTERNATIONAL ORGANIZATION AND DFARS SUBPART 245.401, GOVERNMENT USE INCLUDES USE ON CONTRACTS FOR FOREIGN MILITARY SALES. USE ON CONTRACTS FOR FOREIGN MILITARY SALES SHALL BE ON A RENT-FREE BASIS.

A-3                            THE FOLLOWING IS A LIST OF ASSETS AVAILABLE TO DENMARK FOR USE DURING TRAINING AT REDSTONE ARSENAL FROM 11 OCT 07 - 20 OCT 07:

[***] SETS OF THE FLYING SURFACES FOR RAVEN (INCLUDES THE FOLLOWING):

a)              LEFT WING - PART NUMBER [***]

b)             RIGHT WING - PART NUMBER [***]

c)              CENTER WING - PART NUMBER [***]

d)             STABILATOR - PART NUMBER [***]

A-4                            THE FOLLOWING LIST OF TOUGHBOOKS ARE GOVERNMENT FURNISHED EQUIPMENT TO AEROVIRONMENT FOR ATP FLIGHT TEAM FOR USE DURING ATPs FOR RAVEN (RQ-11):

CASE NO.	LAPTOP SERIAL NO.	LAPTOP MODEL NO.	EX HD SSERIAL NO.	DVD/RW SERIAL NO.	SHIPPED	MISC.

A1	5EKSA13525	CF-18FJAZXBM	1130611023912CR	1145704090243CR	9/26/2007	1 ea LIND CABLE
A2	5DKSA05476	CF-18FJAZXBM	1130611023061CR	1145704090240CR	9/26/2007	1 ea LIND CABLE
A3	5GKSA25268	CF-18FJAZXBM	1102611270804CR	1098611281024C	9/26/2007	1 ea LIND CABLE
A4	5GKSA25275	CF-18FJAZXBM	1130611023125CR	1098611280962C	9/26/2007	1 ea LIND CABLE
A5	5AKSA90577	CF-18FJAZXBM	1130611023127CR	1098611280972C	9/26/2007	1 ea LIND CABLE
A6	5GKSA25301	CF-18FJAZXBM	1102611270799CR	1098611281002C	9/26/2007	1 ea LIND CABLE
A7	5DKSA09306	CF-18FJAZXBM	1130611023822CR	1098611281008C	9/26/2007	1 ea LIND CABLE
A8	5EKSA13599	CF-18FJAZXBM	1102611270783CR	1135701291046CR	9/26/2007	1 ea LIND CABLE

A-5                            THIS MODIFICATION HEREBY EXERCISES THE CPFF CLS OPTION SHOWN AT CLIN 0048 IN ACCORDANCE WITH SPECIAL PROVISION H-8, OPTION EXERCISE PROVISION. THE PERIOD OF PERFORMANCE FOR THE OPTION SHALL BE FROM 11 OCT 07 - 10 OCT 09.

A-6                            AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-7                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE A0038 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00040, IS TO TRANSFER ACCOUNTABILITY OF SPARE RAVEN B COMPONENTS FROM CONTRACT W58RGZ-05-C-0338 TO ADVANCED CONCEPT TECHNOLOGY DEMONSTRATION (ACTD) CONTRACT W911QY-06-C-0107.

A-2                            ATTCHMENT 30, ENTITLED, ARMY DDL TRANSFER LIST OF RAVEN B SPARES, IS HEREBY INCORPORATED BY THIS MODIFICATION.

A-3                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0039 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00041, IS TO EXTEND THE PERIOD OF PERFORMANCE FOR ARMY NET AND SOCOM NET TRAINING, TO TRANSFER [***] FORWARD IR PAYLOAD NOSES FROM CONTRACTOR LOGISTICS SUPPORT (CLS) INVENTORY AND TO FURNISH SOME GOVERNMENT EQUIPMENT TO AEROVIRONMENT (AV).

A-2                            THE PERIOD OF PERFORMANCE FOR THE FOLLOWING SLINs IS HEREBY EXTENDED AT NO ADDITIONAL COST TO THE GOVERNMENT:

ARMY NET - 0021AF FROM 12 NOV 07 TO 31 DEC 07

SOCOM NET - 0021AC FROM 12 NOV 07 TO 30 NOV 07

SOCOM NET - 0021AD FROM 12 NOV 07 TO 30 NOV 07

SOCOM NET - 0021AG FROM 12 NOV 07 TO 30 NOV 07

SOCOM NET - 0021AH FROM 12 NOV 07 TO 30 NOV 07

A-3                            [***] FORWARD IR PAYLOAD NOSES, PART NUMBER [***], THAT WERE PRODUCED BY SLIN 0013AH WITH AN ESTIMATED VALUE OF $[***] ARE HEREBY TRANSFERRED FROM CLS TO AV INVENTORY. [***]FUSELAGES, PART NUMBER [***]WITH AN ESTIMATED VALUE OF $[***] AND [***] PAYLOAD NOSE THERMAL SIDES, PART NUMBER [***], WITH AN ESTIMATED VALUE OF $[***], ARE CREDITIED FOR THE [***] FORWARD IR PAYLOAD NOSES. THE TOTAL ESTIMATED VALUE IS $[***] WHICH IS SLIGHTLY HIGHER THAN THE $[***] CREDIT FOR THE [***] FORWARD IR PAYLOAD NOSES. THE TOTAL PRICE OF SLIN 0013AH WILL NOT CHANGE DUE TO THIS TRANSFER. THE [***] FORWARD IR PAYLOADS SHALL BE REPLACED NEXT MONTH WITH THE [***] FUSELAGES AND [***] PAYLOAD THERMAL SIDES.

A-4                            THE FOLLOWING LIST OF RSTA EQUIPMENT IS GOVERNMENT FURNISHED EQUIPMENT (GFE) PROVIDED TO AV. THE PURPOSE OF THE GFE IS TO SUPPORT TRAINING EFFORTS WHICH ENABLE AV TO TRAIN AT TWO SIMULTANEOUS LOCATIONS. FIVE RSTAs WILL BE ASSIGNED DIRECTLY TO THE SYSTEMS. THE ADDITIONAL THREE WILL BE USED AS SIMULATORS FOR THE CLASSES. THE RSTAs ARE AS FOLLOWS:

CASE NO.	LAPTOP SERIAL NO.	LAPTOP MODEL NO.	USB HD SERIAL NO.	USB CD SERIAL NO.	SHIPPED	MISC.

600	6LKSA74870R	CF-18NHHZXBM	1102611271237CR	1145703070459CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
601	6JKSA59999R	CF-18NHHZXBM	1102611271262CR	1145703070456CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
602	6JKSA57400R	CF-18NHHZXBM	1102611271248CR	1145703070444CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
617	6IKSA47718R	CF-18NHHZXBM	1102611270688CR	1145703070654CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
618	6IKSA47714R	CF-18NHHZXBM	1102611270845CR	1145703070717CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
619	6KKSA71614R	CF-18NHHZXBM	1102611270745CR	1145703070711CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
620	6JKSA59731R	CF-18NHHZXBM	1102611270841CR	1145703070822CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s
621	6KKSA71463R	CF-18NHHZXBM	1102611270890CR	1145703070725CR	10/10/2007	1 LIND CABLE & 3 IMAGERY CD	’s

A-5                            THERE IS NO CHANGE TO THE TOTAL CONTRACT PRICE AS A RESULT OF THIS MODIFICATION.

A-6                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0040 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00042, IS TO PROVIDE SYSTEMS AND INITIAL SPARES PACKAGES (ISPs) TO AEROVIRONMENT (AV) AS GOVERNMENT FURNISHED EQUIPMENT.

A-2                            THE [***] SYSTEMS, PART NUMBER [***], AND [***] ISPs, PART NUMBER [***], ARE FOR THE FOLLOWING SERIAL NUMBERS:

814

879

880

813

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

812

A-3                            THE [***] SYSTEMS AND ISPs LISTED ABOVE WERE INADVERTENTLY OMITTED FROM MODIFICATION P00041. THE SYSTEMS AND ISPs WERE PROVIDED TO AV ON 16 OCT 07.

A-4                            THIS MODIFICATION ALSO DEOBLIGATES SOCOM TRAINING FUNDS IN THE AMOUNT OF $[***] AS FOLLOWS:

SLIN	PREVIOUS AMOUNT		DECREASE		REVISED AMOUNT

0021AC	$	[***]	$	[***]	$	[***]
0021AG	$	[***]	$	[***]	$	[***]
0021AH	$	[***]	$	[***]	$	[***]

A-5                            AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS DECREASED BY $[***] FROM $[***] TO $[***].

A-6                            EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0041 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00043, IS TO TRANSFER ACCOUNTABILITY OF [***] SOCOM SAASM CARDS FROM CONTRACT W58RGZ-05-C-0338 TO CONTRACT NUMBER USZA22-03-D-0006-7712.

A-2                            EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0042 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00044, IS TO DEFINITIZE THE NOT-TO-EXCEED COST PLUS FIXED FEE AMOUNT FOR THE FY 08 TRAINING OPTION AT CLIN 0028. FOR ADMINISTRATIVE PURPOSES, THE NEGOTIATED AMOUNT IS SET OUT AT THE FOLLOWING SLINs:

ARMY NET (SLIN 0028AB)

COST	$	[***]
FEE	$	[***]
TOTAL CPFF	$	[***]

USMC (SLIN 0028AC)

COST	$	[***]
FEE	$	[***]
TOTAL CPFF $	$	[***]

SOCOM NET (SLIN 0028AD) OPTION

COST	$	[***]
FEE	$	[***]
TOTAL CPFF $	$	[***]

A-2                            THIS MODIFICATION EXERCISES OPTION SLIN 0028AB IN THE AMOUNT OF $[***] AND SLIN 0028AC IN THE AMOUNT OF $[***]. SLIN 0028AD IS INCORPORATED INTO THE CONTRACT AS A PRICED OPTION IN THE AMOUNT OF $[***]. THE OPTION EXERCISE PERIOD FOR SLIN 0028AD IS ANYTIME DURING THE PERIOD OF 1 OCT 07 - 30 SEP 08.

A-3                            THIS MODIFICATION ALSO EXTENDS THE DELIVERY DATE FOR [***] SOCOM SYSTEMS/ISPs AND [***] USMC SYSTEMS/ISPs AS SET FORTH IN THE SCHEDULE.

A-4                            THE PERIOD OF PERFORMANCE FOR SLINs 0028AB AND 0028AC ARE FROM DATE OF EXERCISE THROUGH 30 NOV 08.

A-5                            THE PERIOD OF PERFORMANCE FOR SLIN 0028AD IS FROM DATE OF EXERCISE THROUGH 30 SEP 08.

A-6                            THE PEROID OF PERFORMANCE FOR SLIN 0017AR IS HEREBY EXTENDED FROM 14 DEC 07 TO 25 JAN 08.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-7                            THE DELIVERY DATES FOR THE FOLLOWING SLINs ARE HEREBY EXTENDED TO 25 JAN 08:

SLIN (SYSTEMS)	QTY	SLIN (ISPs)	QTY
0017AR	[***]	0022AU	[***]
0017AS	[***]	0022AV	[***]
0017AT	[***]	0022AW	[***]
0017AU	[***]	0022AX	[***]
0017AV	[***]	0022AY	[***]
		0022AZ	[***]

A-8                            THE PERIOD OF PERFORMANCE COMPELTION DATES AT A-4 AND A-5 SUPERSEDE THE DATES THAT ARE SET FORTH IN ATTACHMENT 8.

A-9                            THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-10                      EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0043 ***

A-1                            THE PURPOSE OF THIS MODIFICATION, P00045, IS TO EXERCISE THE COST-PLUS-FIXED FEE TRAINING OPTION SHOWN AT SLIN 0028AD FOR FY 08 SOCOM NEW EQUIPMENT TRAINING (NET). THE OPTION IS EXERCISED IN ACCORDANCE WITH SPECIAL PROVISION H-8, OPTION EXERCISE PROVISION. THE PERIOD OF PERFORMANCE FOR THE OPTION SLIN SHALL BE FROM DATE OF OPTION EXERCISE THROUGH 30 SEP 08.

A-2                            SLIN 0028AD IS FUNDED IN THE AMOUNT OF $[***]. ADDITIONAL FUNDING IN THE AMOUNT OF $[***] IS PROVIDED AT SLIN 0028AE FOR A TOTAL AMOUNT OF $[***].

A-3                            AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS HEREBY INCREASED BY $[***] FROM $[***] TO $[***].

A-4                            ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0044 ***

A-1                            THE PURPOSE OF MODIFICATION P00046 IS TO DEFINITIZE THE NOT-TO-EXCEED (NTE) CHANGE ORDER FOR TYPE I SYSTEMS AND A NOT-LESS-THAN (NLT) SAVINGS CHANGE ORDER FOR INITIAL SPARES PACKAGES (ISPs) ISSUED BY MODIFICATION P00037; AND TO DEFINITIZE AND EXERCISE FY 08 NTE OPTIONs INCORPORATED AT THE TIME OF CONTRACT AWARD.

A-2                            THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NTE CHANGE ORDER FOR TYPE I SYSTEMS:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00037		TOTAL REDUCTION		DESCRIPTION

0017AR	[***]	$	[***]	$	[***]	$	[***]	$	[***]	SOCOM SYSTEMS (TYPE I)
0017AS	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC SYSTEMS (TYPE I)
0017AT	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC SYSTEMS (TYPE I)
0017AU	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC SYSTEMS (TYPE I)
0017AV	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC SYSTEMS (TYPE I)
								$	[***]

THE DELIVERY DATE FOR THE ABOVE LISTED SLINs IS HEREBY EXTENDED FROM 25 JAN 08 TO 08 FEB 08.

A-3                            THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NLT SAVINGS CHANGE ORDER FOR TYPE I ISPs:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00037		TOTAL REDUCTION		DESCRIPTION

0022AU	[***]	$	[***]	$	[***]	$	[***]	$	[***]	SOCOM ISPs (TYPE I)
0022AV	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)
0022AW	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)
0022AX	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)
0022AY	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)
0022AZ	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)
								$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

THE DELIVERY DATE FOR THE ABOVE LISTED SLINs IS HEREBY EXTENDED FROM 25 JAN 08 TO 08 FEB 08.

A-4 THE FOLLOWING IS A SUMMARY OF THE UNIT PRICES THAT WERE NEGOTIATED FOR A QUANTITY OF [***] FY 08 ARMY STANDARD SYSTEMS AND [***] FY 08 ARMY STANDARD ISPs. THE OPTION CLINs ARE EXERCISED AT THIS DEFINITIZED AMOUNT.

CLIN	SYSTEMS	UNIT PRICE		TOTAL CLIN PRICE
0024AA	[***]	$	[***]	$	[***]
0024AB	[***]	$	[***]	$	[***]

CLIN	ISPs	UNIT PRICE		TOTAL CLIN PRICE
0029AA	[***]	$	[***]	$	[***]
0029AB	[***]	$	[***]	$	[***]

THE ABOVE TOTAL CLIN PRICES ARE 100% FUNDED.

A-5 THE FOLLOWING IS A SUMMARY OF THE UNIT PRICES THAT WERE NEGOTIATED FOR A QUANTITY OF [***] FY 08 USMC TYPE I SYSTEMS AND [***] FY 08 USMC TYPE I ISPs. THE OPTION CLINs ARE EXERCISED AT THIS DEFINITIZED AMOUNT.

CLIN	SYSTEMS	UNIT PRICE		TOTAL CLIN PRICE
0024AC	[***]	$	[***]	$	[***]

CLIN	ISPs	UNIT PRICE		TOTAL CLIN PRICE
0029AC	[***]	$	[***]	$	[***]
0029AD	[***]	$	[***]	$	[***]

THE ABOVE TOTAL CLIN PRICES ARE 100% FUNDED.

A-6 FY 08 ENGINEERING SERVICES WAS INCORPORATED BY CLIN 0025 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 08 ENGINEERING SERVICES IS $[***] AND IS 100% FUNDED.

A-7 FY 08 ACCOUNTING FOR CONTRACT SERVICES WAS INCORPORATED BY CLIN 0026 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 08 ACCOUNTING FOR CONTRACT SERVICES IS $[***] AND IS 100% FUNDED.

A-8 FY 08 CONTRACTOR LOGISTICS SUPPORT (CLS) WAS INCORPORATED BY CLIN 0027 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 08 CLS IS $[***] AND IS 100% FUNDED.

A-9 AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS HEREBY INCREASED BY $[***] FROM $[***] TO $[***].

A-10 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0045 ***

A-1 THE PURPOSE OF MODIFICATION P00047 IS TO RE-UPLOAD THE FOLLOWING ATTACHMENTS TO THE PADDS WEB LINK:

ATTACHMENT	TITLE

EXHIBIT A	CONTRACT DATA REQUIREMENTS (DD FORM 1423A) FOR SCD, LRIP AND FRP
EXHIBIT B	DENMARK CONTRACT DATA REQUIREMENTS LIST
0001	SUAV SYSTEMS CAPABILITY DEMONSTRATION (SCD) SOW
0002	SCD DETAILED TEST PLAN REV 05
0003	CDRL MATRIX
0004	SYSTEM ENGINEERING MANAGEMENT PLAN (SEMP)
0005	ABBREVIATIONS AND ACRONYMS
0006	SUAV CONTRACT WORK BREAKDOWN STRUCTURE (WBS)
0007	MIL-STD-810F
0008	SECTION F SHIPPING SCHEDULE

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

0009	RESERVED
0010	DOCUMENT SUMMARY LIST (REV 2)
0011	SOW PARAGRAPH 3.3.3.2.1 FOR RQ-11A OCONUS CLS
0012	SUAV - STATEMENT OF WORK (REVISION 11)
0013	PERFORMANCE SPECIFICATION
0014	AEROVIRONMENT SCD TEST PLAN
0015	DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (DD FORM 254) REV 001
0016	ATTACHMENT 16 SOCOM ISP BREAKDOWNS
0017	ATTACHMENT 17 CONSUMABLE MATERIAL LIST
0018	REVISED CDRL A012
0019	SAMPLE REPORT FOR CDRL A012 (ATTACHMENT 18)
0020	STANDARD ISP
0021	TYPE I ISP
0022	TYPE II ISP
0023	SOCOM DEPOT LEVEL REPAIRABLE LIST
0024	GOVERNMENT FURNISHED PROPERTY
0025	DOCUMENT SUMMARY LIST ITEM 42
0026	CDRL A028
0027	PERFORMANCE SPECIFICATION SYSTEM SPECIFICATION FOR SMALL UNMANNED AIR VEHICLE - REV C
0028	DENMARK INITIAL & OPERATIONAL SPARES PACKAGES
0029	DENMARK UNIQUE CONTRACTOR LOGISTICS SUPPORT REPORTING DOCUMENT
0030	ARMY DDL TRANSFER LIST OF RAVEN B SPARES

A-2 AS A RESULT OF THIS MODIFICATION, THERE IS NO CHANGE TO THE CONTRACT PRICE.

A-3 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0046 ***

A-1 THE PURPOSE OF MODIFICATION P00048 IS TO DEFINITIZE A PORTION OF THE NOT-TO-EXCEED (NTE) OPTION (SLIN 0013AK) FOR OVER & ABOVE (O&A) EFFORT INCORPORATED BY MODIFICATION P00036.

A-2 MODIFICATION P00036 FULLY FUNDED THE NTE AMOUNT OF $[***] FOR SLIN 0013AK.

A-3 THE O&A RAVEN A TO RAVEN B CONVERSION EFFORT (ACTION 1) FOR SLIN 0013AK IS HEREBY DEFINITIZED IN THE AMOUNT OF $[***]. THIS AMOUNT IS BROKEN OUT AS FOLLOWS:

TOTAL ESTIMATED COST	$	[***]
FIXED FEE	$	[***]
TOTAL CPFF	$	[***]

A-4 THE PERIOD OF PERFORMANCE FOR SLIN 0013AK IS FROM AUGUST 30, 2007 THROUGH AUGUST 28, 2008.

A-5 THERE IS $[***] REMAINING FOR USE OF FUTURE O&A EFFORTS THROUGH AUGUST 28, 2008.

A-6 AS A RESULT OF THIS MODIFICATION, THERE IS NO CHANGE TO THE TOTAL CONTRACT PRICE.

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0047 ***

A-1 THE PURPOSE OF MODIFICATION P00049 IS TO INCORPORATE IRAQ/AFGHANISTAN THEATER BUSINESS CLEARANCE (TBC) CLAUSES AND INCORPORATE REVISION 2 OF ATTACHMENT 15.

A-2 THE FOLLOWING CLAUSES HAVE BEEN INCORPORATED BY A MANDATE FROM THE JOINT CONTRACT COMMAND:

AI 22.1, PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AND WITHHOLDING OF EMPLOYEE PASSPORTS

AI 23.1, REPORTING A KIDNAPPING

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AI 25.2, FITNESS FOR DUTY AND LIMITS ON MEDICAL/DENTAL CARE IN IRAQ AND AFGHANISTAN

AI 25.3, COMPLIANCE WITH LAWS AND REGULATIONS

A-3 REVISION 2 OF ATTACHMENT 15 IS HEREBY INCORPORATED INTO SECTION J OF THE CONTRACT.

A-4 THERE IS NO CHANGE IN THE CONTRACT PRICE.

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0048 ***

A-1 THE PURPOSE OF THIS MODIFICATION, P00050, IS TO CHANGE THE PROCUREMENT WORK DIRECTIVE (PWD/PRON) NUMBER (PART OF THE ACCOUNTING AND APPROPRIATION DATA) ON SLINs 0024AC AND 0029AC OF THIS CONTRACT. IN ORDER TO ACCOMPLISH THIS CHANGE, IT IS NECESSARY TO DELETE THE FUNDING FROM SLINs 0024AC AND 0029AC AND TO SUBSTITUTE REVISED SLINs 0024AC AND 0029AC AS SHOWN BELOW:

DELETE:

SLIN:	0024AC
PRON:	9U8MARINE2
ACRN:	CA
ACCOUNTING AND APPROPRIATION DATA:	17 070811094640 310678540067443 2D46401545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

SLIN:	0029AC
PRON:	9U8MARINE1
ACRN:	CA
ACCOUNTING AND APPROPRIATION DATA:	17 070811094640 310678540067443 2D46401545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

ADD:

SLIN:	0024AC
PRON:	9U8MARINE3
ACRN:	CG
ACCOUNTING AND APPROPRIATION DATA:	17 081011094640 310678540067443 2D46401545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

SLIN:	0029AC
PRON:	9U8MARINE4
ACRN:	CG
ACCOUNTING AND APPROPRIATION DATA:	17 081011094640 310678540067443 2D46401545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

A-2 THIS CONTRACT CHANGE MUST BE ACCOMPLISHED IN TWO ELECTRONIC STEPS TO SATISFY COMPUTER SYSTEMS REQUIREMENTS. THE DELETION SET FORTH ABOVE IS HEREBY ACCOMPLISHED ELECTRONICALLY ON THIS MODIFICATION; HOWEVER, IN ORDER TO PREVENT ANTI-DEFICIENCY ON THIS CONTRACT, THE RE-OBLIGATION IS A MANUAL OBLIGATION, WHICH WILL BE REFLECTED ELECTRONICALLY ON A FUTURE MODIFICATION. (SECTION G-2 OF THIS CONTRACT MODIFICATION IS MANUAL AND EXISTS ONLY IN NARRATIVE.)

A-3 THIS MODIFICATION CORRECTS THE DISCREPACENCY NOTED IN CONTRACT DEFICIENCY REPORT #C8348:W58RGZ05C0338-P00046.

A-4 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0049 ***

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-1 THE PURPOSE OF MODIFICATION P00051 IS TO COMPLETE THE SECOND STEP STARTED BY MODIFICATION P00050 TO CHANGE THE PROCUREMENT WORK DIRECTIVE (PWD/PRON) NUMBER (PART OF THE ACCOUNTING AND APPROPRIATION DATA) ON SLINs 0024AC AND 0029AC OF THIS CONTRACT. IN ORDER TO ACCOMPLISH THIS CHANGE, SLINs 0024AC AND 0029AC WERE DELETED ELECTRONICALLY AND MANUALLY ENTERED BY MODIFICATION P00050. THIS ACTION PLACES SLINs 0024AC AND 0029AC ON THE CONTRACT AS SHOWN BELOW:

ADDED:

SLIN:	0024AC
PRON:	9U8MARINE3
ACRN:	CG
ACCOUNTING AND APPROPRIATION DATA:	17 081011094640 310678540067443 2D46401545008MP84146 M9545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

SLIN:	0029AC
PRON:	9U8MARINE4
ACRN:	CG
ACCOUNTING AND APPROPRIATION DATA:	17 081011094640 310678540067443 2D46401545008MP84146 M9545008MP84146
ACCOUNTING STATION:
OBLIGATION:	$[***]

A-2 NARRATIVE G-2 IS DELETED.

A-3 THIS MODIFICATION COMPLETES THE ACTION STARTED ON MODIFICATION P00050.

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0050 ***

A-1 THE PURPOSE OF THIS MODIFICATION IS TO:

a)                                      INCORPORATE ENGINEERING CHANGE PROPOSAL (ECP) 001 REVISION 1;

b)                                     INCORPORATE REVISIONS TO ATTACHMENT 18, REVISED CDRL A012 AND ATTACHMENT 19, SAMPLE REPORT FOR CDRL A012;

c)                                      INCORPORATE ATTACHMENT 0031, TRANSFER OF SOCOM GFE LIST AND;

d)                                     REVISE THE DELIVERY DATES FOR SLINs 0024AA AND 0029AA.

A-2 ECP 001R1 IS INCORPORATED AS A CHANGE ORDER IN ACCORDANCE WITH FAR CLAUSE 52.243-1 AND 52.243-2 AT A NEGOTIATED AMOUNT OF $[***] FOR A FREQUENCY RETROFIT OF FIELDED SYSTEMS AND AS A NTE CHANGE ORDER IN THE AMOUNT OF $[***] FOR A PRODUCTION CUT-IN FOR [***] ARMY SYSTEMS. THE NEGOTIATED AGREEMENT FOR THE RETROFIT WILL BE INCORPORATED BY A FORTHCOMING MODIFICATION.

A-3 ATTACHMENT 0032, ENGINEERING CHANGE PROPOSAL (ECP)001, IS HEREBY INCORPORATED INTO THE CONTRACT.

A-4 REVISED ATTACHMENTS 18 AND 19 ARE INCORPORATED INTO THE CONTRACT.

A-5 ATTACHMENT 0031, TRANSFER OF SOCOM GFE LIST, IS HEREBY INCORPORATED. THE ACCOUNTABILITY OF THE SOCOM GFE LIST IS HEREBY TRANSFERRED FROM CONTRACT W58RGZ-05-C-0338 TO THE L-3 AH9104 SOFSA CONTRACT USZA22-03-D-0006.

A-6 SLINs 0024AA AND 0029AA ARE REVISED ON THE FOLLOWING PAGES.

A-7 THERE IS NO CHANGE TO THE TOTAL OBLIGATED AMOUNT OF THE CONTRACT BY THIS MODIFICATION.

A-8 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0051 ***

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-1 THE PURPOSE OF THIS MODIFICATION IS TO INCORPORATE FY 08 OPTIONS FOR AN ADDITIONAL [***] ARMY STANDARD SYSTEMS AND ASSOCIATED INITIAL SPARES PACKAGES (ISPs), ENGINEERING SERVICES AND CONTRACTOR LOGISTICS SUPPORT (CLS).

A-2 CLIN 0050 IS INCORPORATED AS A PRICED FY 08 OPTION FOR AN ADDITIONAL [***] ARMY STANDARD SYSTEMS. THE NEGOTIATED FIRM FIXED PRICE (FFP) AMOUNT FOR THE SYSTEMS IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

A-3 CLIN 0051 IS INCORPORATED AS A PRICED FY 08 OPTION FOR THE ASSOCIATED ISPs. THE NEGOTIATED FFP AMOUNT FOR THE ISPs IS $[***]. THE UNIT PRICE PER ISP IS $[***].

A-4 CLIN 0052, ENGINEERING SERVICES, IS INCORPORATED AND EXERCISED AT THE NEGOTIATED COST PLUS FIXED FEE (CPFF) AMOUNT OF $[***].

A-5 CLINs 0053-0055 FOR CLS ARE INCORPORATED. THE TOTAL NEGOTIATED CPFF AMOUNT IS $[***]. THIS CLIN CONSISTS OF OVER & ABOVE A TO B UPGRADES, LRIP TO FRP UPGRADES, FREQUENCY CHANGE AND USMC CLS. SLIN 0053AA, OVER & ABOVE A TO B UPGRADES, IS EXERCISED IN THE CPFF AMOUNT OF $[***]. SLIN 0053AB, LRIP TO FRP UPGRADES, IS EXERCISED IN THE CPFF AMOUNT OF $[***]. SLIN 0053AC, FREQUENCY CHANGE, IS EXERCISED IN THE CPFF AMOUNT OF $[***]. CLIN 0054, USMC FREQUENCY UPGRADE, IS INCORPORATED AS A PRICED OPTION IN THE CPFF AMOUNT OF $[***]. CLIN 0055, USMC CLS, IS INCORPORATED AS A PRICED OPTION IN THE CPFF AMOUNT OF $[***].

A-6 THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-7 CLIN 0030, FY 08 DATA OPTION, HAS BEEN REVISED TO INCORPORATE CLINs 50 - 55.

A-8 THE FOLLOWING FAR AND DFARS CLAUSES ARE INCORPORATED:

a.	52.204-7, CENTRAL CONTRACTOR REGISTRATION
b.	52.222-50, COMBATING TRAFFICKING IN PERSONS
c.	52.232-18, AVAILABILITY OF FUNDS
d.	252.204-7004, ALT. A, CENTRAL CONTRACTOR REGISTRATION (52.204-7)
e.	252.204-7005, ORAL ATTESTATION OF SECURITY RESPONSIBILITIES
f.	252.204-7006, BILLING INSTRUCTIONS
g.	252.225-7004, REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA — SUBMISSION AFTER AWARD
h.	252.231-7000, SUPPLEMENTAL COST PRINCIPLES
i.	252.232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS
j.	252.232-7010, LEVIES ON CONTRACT PAYMENTS
k.	252.246-7003, NOTIFICATION OF POTENTIAL SAFETY ISSUES
l.	252.251-7000, ORDERING FROM GOVERNMENT SUPPLY SOURCES

A-9 ATTACHMENT 12, SUAV - STATEMENT OF WORK (REVISION 12), IS INCORPORATED.

A-10 ATTACHMENT 15, DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (DD FORM 254) REV 003, IS INCORPORATED.

A-11 ATTACHMENT 33, USMC RAVEN B CLS REPAIRABLES, IS INCORPORATED.

A-12 SECTION H-8, OPTION EXERCISE PROVISION, IS REVISED TO INCORPORATE THE ABOVE OPTIONS.

A-13 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0052 ***

A-1 THE PURPOSE OF MODIFICATION P00054 IS TO REVISE THE DELIVERY DATES AND QUANTITIES FOR SLINs 0024AA AND 0029AA.

A-2 SLINs 0024AA AND 0029AA ARE REVISED ON THE FOLLOWING PAGES.

A-3 SLIN 0028AF IS INCORPORATED AS A PRICED RANGE OPTION FOR 1 - [***] CONUS RAVEN A TRAINING CLASSES. THE TOTAL NEGOTIATED COST PLUS FIXED FEE AMOUNT FOR EACH CLASS IS BROKEN OUT IN SLIN 0028AF.

A-4 SECTION H-8, OPTION EXERCISE PROVISION, IS REVISED TO INCORPORATE THE RANGE OPTION FOR 1 - [***] CONUS RAVEN A TRAINING CLASSES.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-5 THIS MODIFICATION ALSO SWAPS FUNDS TO SEGREGATE THE IRAQ EFFORT FROM THE AFGHANISTAN EFFORT. $[***] IS DEOBLIGATED FROM SLIN 0027AA. SLIN 0027AB IS ESTABLISHED TO FUND THE AFGHANISTAN EFFORT IN THE AMOUNT OF $[***].

A-6 THERE IS NO CHANGE TO THE TOTAL OBLIGATED AMOUNT OF THE CONTRACT BY THIS MODIFICATION.

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0053 ***

A-1 THE PURPOSE OF MODIFICATION P00055 IS TO DEOBLIGATE EXCESS FUNDS FROM SLIN 0021AF.

A-2 SLIN 0021AF IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-3 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS DECREASED BY $[***] FROM $[***] TO $[***].

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0054 ***

A-1 THE PURPOSE OF MODIFICATION P00056 IS TO EXERCISE PRICED OPTION CLIN 0055, USMC CONTRACTOR LOGISTICS SUPPORT, THAT WAS INCORPORATED BY MODIFICATION P00053.

A-2 SLINs 0055AA AND 0055AB ARE ESTABLISHED TO FUND THE USMC CLS IN THE TOTAL AMOUNT OF $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-3 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0055 ***

A-1 THE PURPOSE OF MODIFICATION P00057 IS TO REVISE ATTACHMENTS 0018 AND 0019, INCREASE FUNDING FOR SLIN 0021AF, AND DEFINITIZE THE NOT-TO-EXCEED (NTE) AMOUNT THAT WAS INCORPORATED BY MODIFICATION P00052.

A-2 ATTACHMENTS 0018 AND 0019 HAVE BEEN REVISED TO INCORPORATE DENMARK’S INFORMATION AS SHOWN IN SECTION J.

A-3 SLIN 0021AF IS INCREASED BY $[***] FROM $[***] TO $[***].

A-4 MODIFICATION P00052 INCORPORATED THE NTE AMOUNT OF $[***] FOR THE ENGINEERING CHANGE PROPOSAL (ECP) REV 001 FOR THE PRODUCTION CUT IN OF THE REMAINING [***] ARMY SYSTEMS. THE FIRM FIXED PRICE AMOUNT OF $[***] WAS NEGOTIATED FOR THE DEFINITIZATION OF ECP REV 001.

A-5 AS A RESULT OF FUNDING THIS ECP REV 001, THE FOLLOWING REPRESENTS THE REVISIONS TO THE QUANTITIES AND UNIT PRICES FOR THE AFFECTED SLINs. SINCE THIS ECP REV 001 WILL ONLY AFFECT A PORTION OF THE QUANTITY UNDER SLIN 0024AA, NEW SLIN 0024AD IS ESTABLISHED FOR THE QUANTITY AFFECTED.

SLIN	QUANTITY		PRIOR UNIT PRICE		INCREASED BY		CURRENT UNIT PRICE		TOTAL SLIN INCREASE
0024AA	[***]	*	$	[***]	$	[***]	$	[***]
0024AD	[***]	**	$	[***]	$	[***]	$	[***]	$	[***]
0024AB	[***]		$	[***]	$	[***]	$	[***]	$	[***]

*QUANTITY REDUCED ONLY.

**QUANTITY TRANSFERRED FROM 0024AA TO 0024AD.

A-6 SECTIONS B AND G HAVE BEEN REVISED TO REFLECT THE ABOVE QUANTITY CHANGES AND INCREASES.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-7 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-8 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0056 ***

A-1 THE PURPOSE OF MODIFICATION P00058 IS TO DEOBLIGATE REMAINING FUNDS ON SLIN 0013AK, AND TO EXERCISE A PORTION OF THE OPTIONS SHOWN AT CLINs 0050 AND 0051 FOR THE PURCHASE OF ADDITIONAL SYSTEMS AND INITIAL SPARES PACKAGES (ISPs) PURSUANT TO SPECIAL PROVISION H-8. THE QUANTITIES ON THIS MODIFICATION ARE TO BE DELIVERED TO THE UNITED STATES ARMY, JOINT NATIONAL TRAINING CENTER (JNTC) AND MARINE CORPS.

A-2 SLIN 0013AK, OVER AND ABOVE, IS DEOBLIGATED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-3 THE FIRM FIXED UNIT PRICE IDENTIFIED AT CLIN 0050 AND 0051 ARE FOR ARMY STANDARD SYSTEMS AND ARMY STANDARD ISPs RESPECTIVELY. THE FOLLOWING DETAILS THE ARMY STANDARD SYSTEMS AND ARMY STANDARD ISP OPTIONS EXERCISED BY THIS MODIFICATION:

SLIN	UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION

0050AA	$	[***]	$	[***]	[***]	US ARMY
0050AB	$	[***]	$	[***]	[***]	JNTC
0051AA	$	[***]	$	[***]	[***]	US ARMY
0051AB	$	[***]	$	[***]	[***]	JNTC

A-4 SLIN 0050AC IS FOR THE PROCUREMENT OF TYPE I RAVEN SYSTEMS. THIS MODIFICATION ALSO INCORPORATES A NOT-TO-EXCEED CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD SYSTEMS TO TYPE I. THE DELTA NOT-TO-EXCEED UNIT PRICE IS 100 PERCENT FUNDED BY THIS MODIFICATION. THE FOLLOWING IS A SUMMARY OF RAVEN SYSTEM OPTION QUANTITIES AWARDED BY THIS MODIFICATION:

SLIN	UNIT PRICE		NOT-TO-EXCEED UNIT PRICE INCREASE		TOTAL NOT-TO-EXCEED UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0050AC	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC SYSTEMS (TYPE I)

A-5 SLIN 0051AC IS FOR THE PROCUREMENT OF TYPE I RAVEN ISPs. THIS MODIFICATION ALSO INCORPORATES A NOT-LESS-THAN SAVINGS CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD ISPs TO TYPE I. THE FOLLOWING IS A SUMMARY OF THE RAVEN ISP OPTION QUANTITIES AWARDED BY THIS MODIFICATION:

SLIN	UNIT PRICE FUNDED		NOT-LESS-THAN UNIT PRICE SAVINGS		NOT-LESS-THAN SAVINGS TOTAL		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0051AC	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (TYPE I)

A-6 THE B001 NARRATIVE IN SLINs 0050 AND 0051 HAS BEEN REVISED TO REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE.

A-7 THE CONTRACTOR SHALL SUBMIT A DEFINITIZATION PROPOSAL WITHIN 45 DAYS AFTER EXECUTION OF THIS MODIFICATION. THE NOT-TO¬EXCEED AND NOT-LESS-THAN CHANGE ORDERS INCORPORATED BY THIS MODIFICATION SHALL BE DEFINITIZED IN NO MORE THAN 180 DAYS AFTER EXECUTION OF THIS MODIFICATION. DFARS CLAUSE 252.217-7027 ENTITLED, “CONTRACT DEFINITIZATION” SHALL APPLY TO THE NOT-TO-EXCEED AND NOT-LESS-THAN CHANGE ORDERS INCORPORATED BY THIS MODIFICATION.

A-8 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-9 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0057 ***

A-1 THE PURPOSE OF MODIFICATION P00059 IS TO EXERCISE PRICED OPTION CLIN 0054, USMC FREQUENCY UPGRADE, THAT WAS INCORPORATED BY MODIFICATION P00053.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-2 SLIN 0054AA IS ESTABLISHED TO FUND THE USMC FREQUENCY UPGRADE IN THE AMOUNT OF $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-3 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0058 ***

A-1 THE PURPOSE OF MODIFICATION P00060 IS TO EXERCISE A PORTION OF THE OPTIONS SHOWN AT CLINS 0050 AND 0051 FOR THE PURCHASE OF ADDITIONAL ARMY STANDARD SYSTEMS AND INITIAL SPARES PACKAGES (ISPs) PURSUANT TO SPECIAL PROVISION H-8.

A-2 CLIN 0050 IS EXERCISED TO PROCURE [***] ARMY STANDARD SYSTEMS. NEWLY ESTABLISHED SLIN 0050AD INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-3 CLIN 0051 IS EXERCISED TO PROCURE [***] ARMY STANDARD ISPs. NEWLY ESTABLISHED SLIN 0051AD INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-4 THE B001 NARRATIVE IN CLINs 0050 AND 0051 HAVE BEEN REVISED TO REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE.

A-5 THE PERIOD OF PERFORMANCE FOR SLIN 0028AD IS HEREBY EXTENDED FROM 30 SEP 08 TO 30 NOV 08 AS SHOWN ON THE FOLLOWING PAGES.

A-6 THE GFE SCHEDULE FOR THE [***] SAASMs TO SUPPORT THE [***] SYSTEM BUY IS SEP 08.

A-7 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-8 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0059 ***

A-1 THE PURPOSE OF THIS MODIFICATION, P00061, IS TO TRANSFER ACCOUNTABILITY OF GFE FROM THE ARMY CONTRACT TO THE SOCOM CONTRACT, TO ACCEPT ACCOUNTABILITY OF GFP FROM EXTENDED RANGE/MULTI-PURPOSE (ERMP) CONTRACT TO THE ARMY CONTRACT AND TO DEFINITIZE THE NOT-TO-EXCEED (NTE) CHANGE ORDER FOR TYPE I SYSTEMS AND THE NOT-LESS-THAN (NLT) SAVINGS CHANGE ORDER FOR TYPE I ISPs THAT WERE INCORPORATED BY MODIFICATION P00058.

A-2 THE ARMY CONTRACT, W58RGZ-05-C-0338, TRANSFERS ACCOUNTABILITY OF [***] 2557 BATTERIES TO THE SOCOM CONTRACT, H92222-08-D-0048 DELIVERY ORDER 0001.

A-3 THE ABOVE REFERENCED ARMY CONTRACT ACCEPTS ACCOUNTABILITY OF [***] EACH PRC-152 RADIO KITS, SERIAL NUMBERS [***],[***],[***] AND [***] FROM ERMP CONTRACT W58RGZ-05-C-0069.

A-4 THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NTE CHANGE ORDER FOR TYPE I SYSTEMS:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00058		TOTAL REDUCTION		DESCRIPTION

0050AC	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC SYSTEMS (TYPE I)

A-5 THE FOLLOWING IS A SUMMARY OF THE DEFINTIZATION FOR THE NLT SAVINGS CHANGE ORDER FOR TYPE I ISPs:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00058		TOTAL REDUCTION		DESCRIPTION

0051AC	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)

A-6 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS DECREASED BY $[***] FROM $[***] TO $[***].

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE A0060 ***

A-1 THE PURPOSE OF MODIFICATION P00062 IS TO INCORPORATE ADMINISTRATIVE REVISIONS TO ATTACHMENT 12, SUAV - STATEMENT OF WORK (SOW).

A-2 SLIN 0025AA, FY 08 ENGINEERING SERVICES, WAS INCORPORATED BY MODIFICATION P00046 AND FUNDED IN THE AMOUNT OF $[***] FOR 2,000 HOURS. AT THAT TIME, SOW PARAGRAPH 3.3.4.1 WAS APPLICABLE TO THOSE 2,000 HOURS.

A-3 ON 7 APR 08, A PROCURING CONTRACTING OFFICER’S (PCO) LETTER WAS SENT TO AEROVIRONMENT (AV) DIRECTING THEM TO PREPARE A PRELIMINARY ENGINEERING CHANGE PROPOSAL (PECP) FOR DIGITAL DATA LINK (DDL) IN RAVEN. THE LETTER STATED, “THIS SHOULD REQUIRE TWO MONTHS EFFORT AND SHALL BE CHARGED TO ENGINEERING SERVICES SLIN 0025AA.”

A-4 SLIN 0052AA, ADDITIONAL FY 08 ENGINEERING SERVICES, WAS INCORPORATED BY MODIFICATION P00053 AND FUNDED IN THE AM0UNT OF $[***] FOR 6,600 HOURS ON 2 JUN 08. AT THAT TIME, SOW PARAGRAPH 4.0 WAS APPLICABLE TO THOSE 6,600 HOURS.

A-5 ON 14 AUG 08, LETTER REQUEST FOR PROPOSAL (RFP) WAS SENT TO AV. THE LETTER RFP WAS FOR RESEARCH, DEVELOPMENT, TEST AND EVALUATION FOR DDL. SOW REVISION 13 DATED 10 JULY 2008 WAS SENT WITH THE LETTER RFP WHICH REFERENCED PARAGRAPH 4.1.

A-6 ON 19 AUG 08, AV INFORMED THE GOVERNMENT THAT NO WORK HAD BEGUN UNDER SLIN 0052AA. THE UNMANNED AIRCRAFT SYSTEMS PROGRAM MANAGEMENT OFFICE DIRECTED AV TO USE THE $[***] FOR THE 6,600 HOURS FOR PREPARATION OF THE FORMAL ECP FOR DDL INSTEAD OF THE TASKS THAT WERE PREVIOUSLY FUNDED. THEREFORE, SOW REVISION 13 DATED 10 JULY 2008 HAS BEEN CHANGED. SOW REVISION 13 DATED 27 AUGUST 2008 TAKES PRECEDENCE. SOW PARAGRAPH 3.3.4.1 HAS BEEN REVISED TO INCORPORATE THE PECP REQUIREMENT BY PCO LETTER DATED 7 APR 08 FOR SLIN 0025AA. SOW PARAGRAPH 4.0 IS NOW RESERVED SINCE THOSE TASKS ARE NO LONGER FUNDED. SOW PARAGRAPH 4.1 IS NOW APPLICABLE TO SLIN 0052AA.

A-7 ATTACHMENT 12, SUAV - STATEMENT OF WORK (REVISION 13), IS INCORPORATED.

A-8 THIS MODIFICATION ALSO INCORPORATES FAR AND DFARS CLAUSES THAT WERE ADDED BY MODIFICATIONS P00034 (A-3) AND P00053 (A-8).

A-9 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0061 ***

A-1 THE PURPOSE OF MODIFICATION P00063 IS TO INCORPORATE AN ADDITIONAL OPTION FOR FY 08 ARMY NET, AND PROVIDE FUNDING FOR COST OVERRUNS AND TO DETAIL THE AUTHORIZED BILLING LOCATION FOR COST OVERRUNS.

A-2 SLIN 0028AK IS ESTABLISHED TO INCORPORATE THE ADDITIONAL FY 08 ARMY NET OPTION. THE TOTAL NEGOTIATED COST-PLUS-FIXED FEE AMOUNT IS $[***] AND IS INCORPORATED AS SHOWN ON THE FOLLOWING PAGES.

A-3 THE FUNDING FOR COST OVERRUNS AND THE DETAILS FOR THE AUTHORIZED BILLING LOCATIONS FOR COST OVERRUNS ARE AS FOLLOWS:

THE FOLLOWING SLIN NARRATIVES ARE CHANGED AS SHOWN BELOW:

FOR SLIN 0013AB

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST UNDERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0013AB IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0013AA	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0013AB SHALL NOT EXCEED $[***].

FOR SLIN 0013AC

ESTIMATED BASE PRICE	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST UNDERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0013AC IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0013AA	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0013AC SHALL NOT EXCEED $[***].

FOR CLIN 0012

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST UNDERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST CLIN 0012 IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0013AA	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR CLIN 0012 SHALL NOT EXCEED $[***].

FOR SLIN 0013AA

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUNS ON SLIN 0013AA AGAINST THE SLINs IDENTIFIED:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0013AL	$	[***]
0013AB	$	[***]
0013AC	$	[***]
0012	$	[***]

FOR SLIN 0014AA

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0014AA AGAINST THE SLIN IDENTIFIED:

SLINs TO BE BILLED	COST OVERRUN AMOUNT

0013AL	$	[***]

FOR SLIN 0013AL (NEW PRON 9U6RAV06D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0013AL IN THE AMOUNTS SHOWN FOR THE INDICATED SLINs:

SLIN	AMOUNT		PURPOSE

0013AA	$	[***]	BASE COST OVERRUN
0014AA	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0013AL SHALL NOT EXCEED $[***].

FOR SLIN 0047AA (INCREASED PRON J579UD04D9)

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0047AA IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0047AA	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0047AA SHALL NOT EXCEED $[***].

FOR SLIN 0021AG

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST UNDERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0021AG IN THE AMOUNTS SHOWN FOR THE INDICATED SLINs:

SLIN	AMOUNT		PURPOSE

0021AC	$	[***]	BASE COST OVERRUN
0014AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0021AG SHALL NOT EXCEED $[***].

FOR SLIN 0021AC

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0021AC AGAINST THE SLIN IDENTIFIED BELOW:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0021AG	$	[***]

THE BILLABLE TOTAL FOR SLIN 0021AC SHALL NOT EXCEED $[***].

FOR SLIN 0014AB

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0014AB AGAINST THE SLIN IDENTIFIED BELOW:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0014AC	$	[***]
0021AG	$	[***]

THE BILLABLE TOTAL FOR SLIN 0014AA SHALL NOT EXCEED $[***].

FOR SLIN 0014AC (NEW PRON 9U6SCM10D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0014AC IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0014AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0014AC SHALL NOT EXCEED $[***].

FOR SLIN 0021AH

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST UNDERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0021AH IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0021AD	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0021AH SHALL NOT EXCEED $[***].

FOR SLIN 0021AD

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0021AD AGAINST THE SLIN IDENTIFIED BELOW:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0021AH	$	[***]
0021AK	$	[***]

THE BILLABLE TOTAL FOR SLIN 0021AD SHALL NOT EXCEED $[***].

FOR SLIN 0021AK (NEW PRON 9U7SCM11D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0021AK IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0021AD	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0021AK SHALL NOT EXCEED $5,759.

FOR SLIN 0020AB

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0020AB AGAINST THE SLIN IDENTIFIED BELOW:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0020AC	$	[***]

THE BILLABLE TOTAL FOR SLIN 0020AB SHALL NOT EXCEED $[***].

FOR SLIN 0020AC (NEW PRON 9U7SOMA3D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0020AC IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0020AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0020AC SHALL NOT EXCEED $[***].

FOR SLIN 0028AB

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE BILLABLE TOTAL FOR SLIN 0028AB SHALL NOT EXCEED $[***].

FOR SLIN 0028AG (NEW PRON 9U8SM4K5D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0028AG IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0028AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0028AG SHALL NOT EXCEED $[***].

FOR SLIN 0028AH (NEW PRON 9U7R44B6D9)

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0028AH IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0028AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0028AH SHALL NOT EXCEED $[***].

FOR SLIN 0028AJ (NEW PRON 9U8R44A1D9)

ORIGINAL ESTIMATED BASE PRICE	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0028AJ IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0028AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0028AJ SHALL NOT EXCEED $[***].

A-4 THE CONTRACTOR IS AUTHORIZED TO BILL COST OVERRUNS FOR THE FOLLOWING SLINs AS SHOWN BELOW:

SLIN	COST GROWTH		PAY FROM SLIN	IN THE AMOUNT OF		ACRN	ACCOUNTING CLASSIFICATION

0013AA	$	[***]	0013AB	$	[***]	AJ	21 62020000065E522P1351972571 S01021
0013AA	$	[***]	0013AC	$	[***]	AF	21 62020000065E522P1351972571 S01021
0013AA	$	[***]	0012	$	[***]	AF	21 62020000065E522P1351972571 S01021
0013AA	$	[***]	0013AL	$	[***]	AJ	21 62020000065E5E22P1140342571 S01021
0014AA	$	[***]	0013AL	$	[***]	AJ	21 62020000065E5E22P1140342571 S01021
0014AB	$	[***]	0021AG	$	[***]	AL	97 6030056SA6SN5E22P547UVP2516 S01021
0014AB	$	[***]	0014AC	$	[***]	CQ	97 6030056SA6SN5E22P547UVP2571 S01021
0020AB	$	[***]	0020AC	$	[***]	CR	97 7010056SA7SW5E22P0174172512 S01021
0021AC	$	[***]	0021AG	$	[***]	AL	97 6030056SA6SN5E22P547UVP2516 S01021
0021AD	$	[***]	0021AH	$	[***]	BD	97 7030056SA7SW5E22P54URPU2516 S01021
0021AD	$	[***]	0021AK	$	[***]	BY	97 7030056SA7SW5E22P54URPU2571 S01021
0028AB	$	[***]	0028AG	$	[***]	BX	21 82035000085E5E22P5280952571 S01021
0028AB	$	[***]	0028AH	$	[***]	CS	21 72035000075E5E22P5280952571 S01021
0028AB	$	[***]	0028AJ	$	[***]	BX	21 82035000085E5E22P5280952571 S01021

A-5 AS A RESULT OF THIS MODIFICATION, THE OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-6 SLINs 0010AD AND 0015AG ARE INCORPORATED TO CORRECT AN ADMINISTRATIVE ERROR IN THE PADDS SYSTEM. THERE IS NO CHANGE TO THE UNIT OR TOTAL PRICES FOR EACH SLIN.

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0062 ***

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-1 THE PURPOSE OF MODIFICATION P00064 IS TO EXTEND THE OPTION EXERCISE PERIOD FOR SLIN 0028AA.

A-2 THE OPTION EXERCISE PERIOD FOR SLIN 0028AA IS HEREBY EXTENDED FROM 30 SEP 08 TO 30 NOV 08 AS SHOWN ON THE FOLLOWING PAGES.

A-3 THERE IS NO CHANGE IN THE TOTAL OBLIGATED AMOUNT OF THE CONTRACT.

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0063 ***

A-1 THE PURPOSE OF MODIFICATION P00065 IS TO SWAP FUNDS FOR SLIN 0052AA.

A-2 IN ORDER TO CAPTURE THE FUND SWAP, THE FUNDS ON SLIN 0052AA ARE HEREBY DEOBLIGATED AS SHOWN ON THE FOLLOWING PAGES.

A-3 SLIN 0052AB IS HEREBY INCORPORATED IN THE AMOUNT OF $[***] AND SLIN 0052AC IS HEREBY INCORPORATED IN THE AMOUNT OF $[***]. THE TOTAL AMOUNT RE-OBLIGATED IS $[***].

A-4 THERE IS NO CHANGE TO THE TOTAL OBLIGATED AMOUNT OF THE CONTRACT.

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0064 ***

A-1 THE PURPOSE OF MODIFICATION P00066 IS TO ADD GOVERNMENT FURNISHED EQUIPMENT (GFE) TO THE CONTRACT AND INCORPORATE THE RESEARCH, DEVELOPMENT, TEST & EVALUATION DIGITAL DATA LINK (R&D DDL) EFFORT TO THE CONTRACT.

A-2 THE FOLLOWING IS A LIST OF GFE THAT IS INCORPORATED INTO THE CONTRACT:

[***] EIGHT CHANNEL RQ-11B SYSTEMS SERIAL NUMBERS [***],[***],[***],[***] AND [***]

[***] RECONNAISSANCE, SURVEILLANCE, TARGETING AND ACQUISITION SYSTEMS (RSTAS) [***],[***],[***],[***],[***],[***],[***],[***],[***] AND [***]

A-3 THE TOTAL NEGOTIATED CPFF AMOUNT FOR THE R&D DDL EFFORT IS $[***]. SLIN 0025AA IS FUNDED IN THE AMOUNT OF $[***] (SEE MODIFICATION P00062). SLIN 0052AB IS FUNDED IN THE AMOUNT OF $[***] (PREVIOUSLY SLIN 0052AA; SEE MODIFICATIONS P00062 AND P00065). SLIN 0052AC IS FUNDED IN THE AMOUNT OF $[***] (PREVIOUSLY SLIN 0052AA; SEE MODIFICATIONS P00062 AND P00065). SLIN 0056AA IS ESTABLISHED TO FUND THE REMAINING AMOUNT OF $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-4 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0065 ***

A-1 THE PURPOSE OF MODIFICATION P00067 IS TO INCORPORATE REVISED ATTACHMENTS 10, 12 AND CHANGE EXHIBIT A TO EXHIBIT C. THIS MODIFICATION ALSO INCORPORATES REQUEST FOR DEVIATION, SUAS-RFD-001.

A-2 EXHIBIT A WAS INADVERTENTLY DELETED FROM THE CONTRACT AND IS REPLACED BY EXHIBIT C. ALL CDRLs HAVE BEEN RENUMBERED AS SHOWN IN SECTION J OF THE CONTRACT.

A-3 ATTACHMENT 10, DOCUMENT SUMMARY LIST (REV 3), IS REVISED TO INCORPORATE CDRL C030.

A-4 ATTACHMENT 12, STATEMENT OF WORK (REVISION 14), IS REVISED TO INCORPORATE NARRATIVE FOR CDRL C030 AND TO REVISE THE NOTIFICATION OF OCONUS TRAINING FROM 60 TO 45 DAYS.

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-5 ATTACHMENT 34, REQUEST FOR DEVIATION, SUAS-RFD-001, IS HEREBY INCORPORATED INTO SECTION J OF THE CONTRACT.

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0066 ***

A-1 THE PURPOSE OF MODIFICATION P00068 IS TO EXERCISE AN OPTION FOR [***] ARMY STANDARD SYSTEMS AND ISPs FOR THE ARMY, [***] TYPE I SYSTEM AND ISP FOR THE USMC, PROVIDE FUNDING FOR A COST OVERRUN, DEOBLIGATE EXCESS FUNDS FOR SOCOM AND EXTEND THE PERIOD OF PERFORMANCE FOR SLIN 0028AB.

A-2 CLIN 0050 IS EXERCISED TO PROCURE [***] ARMY STANDARD SYSTEMS. NEWLY ESTABLISHED SLIN 0050AE INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-3 CLIN 0051 IS EXERCISED TO PROCURE [***] ARMY STANDARD ISPs. NEWLY ESTABLISHED SLIN 0051AE INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-4 CLIN 0050 IS ALSO EXERCISED TO PROCURE [***] TYPE I USMC SYSTEM. NEWLY ESTABLISHED SLIN 0050AF INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-5 CLIN 0051 IS ALSO EXERCISED TO PROCURE [***] TYPE I USMC ISP. NEWLY ESTABLISHED SLIN 0050AF INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-6 THE B001 NARRATIVE IN CLINs 0050 AND 0051 HAVE BEEN REVISED TO REFLECT A QUANTITY OF [***] EACH REMAINING FOR OPTION EXERCISE.

A-7 THE FUNDING FOR A COST OVERRUN AND THE DETAILS FOR THE AUTHORIZED BILLING LOCATION FOR THE COST OVERRUN IS AS FOLLOWS:

THE FOLLOWING SLIN NARRATIVES ARE CHANGED AS FOLLOWS:

FOR SLIN 0054AA:

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN ON SLIN 0054AA AGAINST THE SLIN IDENTIFIED:

SLIN TO BE BILLED	COST OVERRUN AMOUNT

0054AB	$	[***]

THE BILLABLE TOTAL FOR SLIN 0054AA SHALL NOT EXCEED $[***].

FOR SLIN 0054AB (NEW PRON 9U9MAR01D9)

ORIGINAL ESTIMATED BASE COST	$	[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0054AB IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE

0054AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0054AB SHALL NOT EXCEED $[***].

A-8 THE CONTRACTOR IS AUTHORIZED TO BILL A COST OVERRUN FOR THE FOLLOWING SLIN AS SHOWN BELOW:

SLIN	COST GROWTH		PAY FROM SLIN	IN THE AMOUNT OF		ACRN	ACCOUNTING CLASSIFICATION
0054AA	$	[***]	0054AB	$	[***]	CV	17 99110627A02506785400674432DM678549MPAH18111CH

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-9 EXCESS FUNDS IN THE AMOUNT OF $[***] ARE HEREBY DEOBLIGATED FROM SLIN 0028AD.

A-10 THE PERIOD OF PERFORMANCE FOR SLIN 0028AB IS HEREBY EXTENDED FROM 30 NOV 08 TO 30 DEC 08.

A-11 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-12 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0067 ***

A-1 THE PURPOSE OF MODIFICATION P00069 IS TO DEFINITIZE THE NOT-TO-EXCEED COST-PLUS-FIXED FEE AMOUNT FOR THE FY 09 TRAINING OPTION AT CLIN 0035. FOR ADMINISTRATIVE PURPOSES, THE NEGOTIATED AMOUNT IS SET OUT AT THE FOLLOWING SLIN:

ARMY TRAINING (SLIN 0035AB)

COST	$	[***]
FEE [***]	[***]
TOTAL CPFF	$	[***]

A-2 THIS MODIFICATION EXERCISES OPTION SLIN 0035AB IN THE AMOUNT OF $[***]. THE PERIOD OF PERFORMANCE FOR SLIN 0035AB IS FROM THE DATE OF OPTION EXERCISE THROUGH 30 NOV 09.

A-3 THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***],[***] TO $[***].

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0068 ***

A-1 THE PURPOSE OF MODIFICATION P00070 IS TO DEFINITIZE AND EXERCISE THE FY 09 NOT-TO-EXCEED (NTE) OPTIONS INCORPORATED AT THE TIME OF CONTRACT AWARD. THIS MODIFICATION ALSO INCORPORATES THE NEGOTIATED AMOUNT FOR THE DIGITAL DATA LINK (DDL) PROCUREMENT EFFORT.

A-2 FY 09 ENGINEERING SERVICES WAS INCORPORATED BY CLIN 0032 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 09 ENGINEERING SERVICES IS $[***].

A-3 FY 09 ACCOUNTING FOR CONTRACT SERVICES WAS INCORPORATED BY CLIN 0033 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 09 ACCOUNTING FOR CONTRACT SERVICES IS $[***].

A-4 ENGINEERING CHANGE PROPOSAL, SUAV-0002, SMALL UNMANNED AIRCRAFT SYSTEM DIGITAL DATA LINK UPGRADE, WAS NEGOTIATED AT THE FIRM FIXED PRICE (FFP) AMOUNT OF $[***]. THE NEGOTIATED EFFORT CONSISTS OF DDL SYSTEMS, DDL ISPs AND DDL RETROFIT KITS. NEWLY ESTABLISHED CLIN 0057, RAVEN DIGITAL DATA LINK SYSTEMS, IS INCORPORATED AT THE NEGOTIATED FFP AMOUNT OF $[***]. THE UNIT PRICE PER SYSTEM IS $[***]. NEWLY ESTABLISHED CLIN 0058, RAVEN DIGITAL DATA LINK ISPs, IS INCORPORATED AT THE NEGOTIATED FFP AMOUNT OF $[***]. THE UNIT PRICE PER ISP IS $[***]. NEWLY ESTABLISHED CLIN 0059, RAVEN DDL RETROFIT KITS, IS INCORPORATED AT THE NEGOTIATED FFP AMOUNT OF $[***]. THE UNIT PRICE PER RETROFIT KIT IS $[***].

A-5 ATTACHMENT 35, ECP SUAS-0002, UNMANNED AIRCRAFT SYSTEM DIGITAL DATA LINK UPGRADE, IS INCORPORATED.

A-6 THE FOLLOWING FAR AND DFARS CLAUSES ARE UPDATED:

FROM 52.203-12 SEP 2005 TO SEP 2007

FROM 52.211-15 SEP 1990 TO APR 2008

FROM 52.222-19 JAN 2006 TO FEB 2008

FROM 52.225-13 FEB 2006 TO JUN 2008

FROM 52.227-2 AUG 1996 TO DEC 2007

FROM 252.246-7000 MAR 2003 TO MAR 2008

A-7 THE FOLLOWING FAR AND DFARS CLAUSES ARE INCORPORATED:

52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT (OCT 2004)

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

252.225-7006 QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (MAY 2007)

252.226-7001 UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (SEP 2004)

252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)

52.244-2 SUBCONTRACTS (JUN 2007)

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REPRESENTATION (JUN 2007)

52.222-39 NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

52.219-4702 PILOT MENTOR-PROTEGE PROGRAM (NOV 2006)

A-8 THE PERIOD OF PERFORMANCE FOR CLIN 0026 IS HEREBY EXTENDED TO 3 FEB 09.

A-9 AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO $[***].

A-10 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0069 ***

A-1 THE PURPOSE OF MODIFICATION P00071 IS TO DEFINITIZE AND EXERCISE NOT-TO-EXCEED (NTE) OPTIONS FOR FY 09 SYSTEMS, INITIAL SPARES PACKAGES (ISPS) AND CONTRACTOR LOGISTICS SUPPORT (CLS).

A-2 FY 09 FRP SYSTEMS WERE INCORPORATED BY CLIN 0031 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 09 ARMY SYSTEMS IS $[***]. THE DEFINITIZED AMOUNT FOR FY 09 USMC SYSTEMS IS $[***].

A-3 FY 09 FRP ISPs WERE INCORPORATED BY CLIN 0036 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 09 ARMY ISPs IS $[***]. THE DEFINITIZED AMOUNT FOR USMC ISPs IS $[***].

A-4 FY 09 CONTRACTOR LOGISTICS SUPPORT WAS INCORPORATED BY CLIN 0034 AT A NTE AMOUNT OF $[***] AT THE TIME OF CONTRACT AWARD. THE DEFINITIZED AMOUNT FOR FY 09 CLS IS $[***].

A-5 AS A RESULT OF THIS MODIFICATION, THE TOTAL CONTRACT PRICE IS INCREASED BY $[***] FROM $[***] TO [***].

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0070 ***

A-1 THE PURPOSE OF MODIFICATION P00072 IS TO INCORPORATE REVISED CONTRACT DATA REQUIREMENTS LIST (CDRLs) AND GOVERNMENT FURNISHED EQUIPMENT FOR THE UNITED STATES MARINE CORP (USMC).

A-2 REVISED EXHIBIT C IS INCORPORATED INTO SECTION J OF THE CONTRACT. BLOCKS 10 AND 13 OF CDRL C030, “STATUS OF GOVERNMENT FURNISHED EQUIPMENT (GFE) REPORT” ARE REVISED TO BE SUBMITTED ON THE 1ST AND 15TH OF EACH MONTH.

A-3 ATTACHMENT 0036, USMC GFE CASES, IS INCORPORATED INTO SECTION J OF THE CONTRACT.

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0071 ***

A-1 THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR SLINs 0031AA, 0031AB, 0036AA AND 0036AB.

A-2 THE DELIVERY SCHEDULES FOR EACH OF THE ABOVE SLINs ARE REVISED AS SHOWN ON THE FOLLOWING PAGES.

A-3 EXCEPT AS PROVIDED HEREIN ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0073 ***

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-1 THE PURPOSE OF MODIFICATION P00075 IS TO EXERCISE AN OPTION FOR ONE SYSTEM AND ONE INITIAL SPARES PACKAGE (ISP) TO SUPPORT RESEARCH AND DEVELOPMENT TESTING FOR JPO CHEM BIO DEFENSE.

A-2 CLIN 0050 IS EXERCISED TO PROCURE [***] ARMY STANDARD SYSTEM. NEWLY ESTABLISHED SLIN 0050AG INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-3 CLIN 0051 IS EXERCISED TO PROCURE [***] ARMY STANDARD ISP. NEWLY ESTABLISHED SLIN 0051AG INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-4 THE B001 NARRATIVE IN CLINs 0050 AND 0051 ARE REVISED TO REFLECT A QUANTITY OF [***] EACH REMAINING FOR OPTION EXERCISE.

A-5 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0074 ***

A-1 THE PURPOSE OF MODIFICATION P00076 IS TO INCORPORATE SLINs 0050AH, 0051AH, 0034AC AND 0035AC FOR THE SETTLEMENT OF NEGOTIATIONS FOR LETTER OF OFFER AND ACCEPTANCE (LOA) LE-B-WAV WITH THE GOVERNMENT OF LEBANON.

A-2 CLINs 0050 AND 0051 WERE INCORPORATED INTO THE CONTRACT AS PRICED OPTIONS BY MODIFICATION P00053 FOR ARMY STANDARD SYSTEMS AND ARMY STANDARD INITIAL SPARES PACKAGES (ISPs), RESPECTIVELY. THE UNIT PRICE FOR AN ARMY STANDARD SYSTEM IS $[***] AND THE UNIT PRICE FOR AN ARMY STANDARD ISP IS $[***]. THESE CLINs ARE BEING UTILIZED TO SATISFY THE LEBANON FMS REQUIREMENTS. THESE CHANGES ARE MADE TO THE ARMY STANDARD SYSTEM AND ISP IN ACCORDANCE WITH FAR 52.243-1 CHANGES - FIXED PRICE (AUG 1987).

A-3 CLIN 0050 IS EXERCISED TO PROCURE [***] RAVEN B SYSTEMS FOR LEBANON CASE LE-B-WAV. THE NEGOTIATED FIRM FIXED PRICE (FFP) UNIT PRICE FOR THE LEBANON SYTSEMS IS $[***]. THE TOTAL NEGOTIATED FFP FOR THE LEBANON SYSTEMS IS $[***]. THE UNIT PRICE FOR THE LEBANON SYSTEMS IS HIGHER THAN THE ARMY STANDARD SYSTEM DUE TO THE CONFIGURATION CHANGE FOR LEBANON. EARLY DELIVERIES ARE ACCEPTABLE.

A-4 CLIN 0051 IS EXERCISED TO PROCURE [***] RAVEN ISPs FOR LEBANON CASE LE-B-WAV. THE NEGOTIATED FFP UNIT PRICE FOR THE LEBANON ISPs IS $[***]. THE TOTAL NEGOTIATED FFP FOR THE LEBANON ISPs IS $[***]. THE UNIT PRICE FOR THE LEBANON ISPs IS HIGHER THAN THE ARMY STANDARD ISPs DUE TO THE CONFIGURATION CHANGE FOR LEBANON. EARLY DELIVERIES ARE ACCEPTABLE.

A-5 CLIN 0034 WAS INCORPORATED AS A NOT-TO-EXCEED (NTE) OPTION FOR FY 09 CONTRACTOR LOGISTICS SUPPORT (CLS) AT THE TIME OF BASIC CONTRACT AWARD. THE COMPETITIVELY AWARDED CLS OPTION IS UTILIZED TO INCORPORATE LEBANON CASE LE-B-WAV CLS REQUIREMENT. THE NEGOTIATED COST PLUS FIXED FEE (CPFF) AMOUNT OF $[***] IS INCORPORATED BY SLIN 0034AC FOR LEBANON CLS. THE LEBANON SPECIFIC CLS REQUIREMENTS ARE DETAILED IN REVISION 15 TO THE SOW.

A-6 CLIN 0035 WAS INCORPORATED AS A NTE OPTION FOR FY 09 TRAINING AT THE TIME OF BASIC CONTRACT AWARD. THE COMPETITIVELY AWARDED TRAINING OPTION IS UTILIZED TO INCORPORATE LEBANON CASE LE-B-WAV TRAINING REQUIREMENT. THE NEGOTIATED CPFF AMOUNT OF $[***] IS INCORPORATED BY SLIN 0035AC FOR LEBANON NEW EQUIPMENT TRAINING. THE LEBANON SPECIFIC TRAINING REQUIREMENTS ARE DETAILED IN REVISION 15 TO THE SOW.

A-7 THE FOLLOWING DOCUMENTS ARE REVISED TO INCORPORATE LEBANON CASE LE-B-WAV REQUIREMENTS:

(a)           ATTACHMENT 12 - STATEMENT OF WORK - REVISION 15

(b)           EXHIBIT C - CONTRACT DATA REQUIREMENTS LIST (CDRL C012, BLOCK 5, TO REFLECT SOW PARAGRAPH 3.3.3.2.6)

A-8 THE FOLLOWING FAR AND DFARS CLAUSES ARE UPDATED FOR LEBANON CASE LE-B-WAV:

52.225-13 FROM FEB 2006 TO JUN 2008

52.227-2 FROM AUG 1996 TO DEC 2007

52.230-2 FROM APR 1998 TO OCT 2008

52.230-3 FROM APR 1998 TO OCT 2008

52.230-6 FROM APR 2005 TO MAR 2008

52.232-17 FROM APR 1984 TO OCT 2008

252.217-7000

A-9 THE B001 NARRATIVE IN CLINs 0050 AND 0051 ARE REVISED TO REFLECT A QUANTITY OF [***] EACH REMAINING FOR OPTION EXERCISE.

A-10 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A-11 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0075 ***

A-1 THE PURPOSE OF MODIFICATION P00077 IS TO EXERCISE AN OPTION FOR [***] SYSTEM AND [***] INITIAL SPARES PACKAGE (ISP) FOR JPM NBC CONTAMINATION AVOIDANCE - JPM RPI AND TO CORRECT THE PART NUMBER IN THE NOUN FOR SLIN 0050AH.

A-2 CLIN 0050 IS EXERCISED TO PROCURE [***] ARMY STANDARD SYSTEM. NEWLY ESTABLISHED SLIN 0050AJ INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-3 CLIN 0051 IS EXERCISED TO PROCURE [***] ARMY STANDARD ISP. NEWLY ESTABLISHED SLIN 0051AJ INCORPORATES THIS OPTION EXERCISE IN THE AMOUNT OF $[***].

A-4 THE B001 NARRATIVE IN CLINs 0050 AND 0051 ARE REVISED TO REFLECT A QUANTITY OF [***] EACH REMAINING FOR OPTION EXERCISE.

A-5 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-6 SLIN 0050AH WAS INCORPORATED INTO THE CONTRACT BY MODIFICATION P00076. THE PART NUMBER IS REVISED AS SHOWN ON THE PAGES THAT FOLLOW.

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0076 ***

A-1 THE PURPOSE OF MODIFICATION P00078 IS TO INCORPORATE GOVERNMENT FURNISHED EQUIPMENT FOR LEBANON AND WYOMING TRAINING AND TO INCORPORATE SPECIAL PROVISION H-16.

A-2 THE PROPERTY FOR LEBANON SHALL BE PROVIDED IN ACCORDANCE WITH FAR SUBPART 45.302, ENTITLED, CONTRACTS WITH FOREIGN GOVERNMENTS OR INTERNATIONAL ORGANIZATION AND DFARS SUBPART 245.401, GOVERNMENT USE INCLUDES USE ON CONTRACTS FOR FOREIGN MILITARY SALES. USE ON CONTRACTS FOR FOREIGN MILITARY SALES SHALL BE ON A RENT-FREE BASIS.

A-3 THE FOLLOWING IS A LIST OF ASSETS AVAILABLE TO LEBANON TRAINING AT REDSTONE ARSENAL FROM 11 APR 09 - 21 APR 09:

5 TRAINING SYSTEMS / INITIAL SPARES PACKAGES

SERIAL NUMBERS 1406 - 1410

10 RSTA KITS

SERIAL NUMBERS (LAPTOPS)	MODEL NUMBERS (LAPTOPS)
8HKYB85609	CF-19FJGAXAM
8GKYB84425	CF-19FJGAXAM
8GKYB84999	CF-19FJGAXAM
8GKYB85166	CF-19FJGAXAM
8GKYB85069	CF-19FJGAXAM
8GKYB84302	CF-19FJGAXAM
8HKYB86413	CF-19FJGAXAM
8GKYB85234	CF-19FJGAXAM
8GKYB85096	CF-19FJGAXAM
8GKYB85129	CF-19FJGAXAM

A-4 THE FOLLOWING IS A LIST OF ASSETS AVAILABLE FOR WYOMING TRAINING AT CAMP GUERNESY, WYOMING FROM 20 APR 09 THROUGH 30 APR 09:

5 TRAINING SYSTEMS / INITIAL SPARES PACKAGES

SERIAL NUMBERS 1521 THROUGH 1525

A-5 ATTACHMENT 24, GOVERNMENT FURNISHED PROPERTY, IS REVISED TO INCORPORATE THE ABOVE TRAINING ASSETS AND INCORPORATED INTO SECTION J OF THE CONTRACT.

A-6 SPECIAL PROVISION H-16, CONTRACTOR PERSONNEL ACCOMPANYING THE FORCE EMPLOYMENT PROHIBITION, IS INCORPORATED INTO THE CONTRACT AS

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SHOWN ON THE FOLLOWING PAGES.

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0077 ***

A-1 THE PURPOSE OF MODIFICATION P00079 IS TO EXTEND THE OPTION EXERCISE PERIOD FOR CLINs 0050 AND 0051 AND TO INCORPORATE REVISED EXHIBIT C AND ATTACHMENT 0024.

A-2 SPECIAL PROVISION H-8, “OPTION EXERCISE PROVISION,” PARAGRAPHS J AND K ARE REVISED TO REFLECT A SIX MONTH OPTION EXERCISE EXTENSION FROM 29 MAY 09 TO 30 NOV 09 AS SHOWN ON THE FOLLOWING PAGES.

A-3 REVISED EXHIBIT C, CONTRACT DATA REQUIREMENTS LIST (CDRLs), IS INCORPORATED INTO SECTION J OF THE CONTRACT. CDRL C002, “SAFETY ASSESSMENT REPORT (SAR),” IS REVISED TO CHANGE THE FREQUENCY SUBMISSION AS REFLECTED IN BLOCKS 10, 11 AND 13 TO “AS REQUIRED.”

A-4 ATTACHMENT 0024, GOVERNMENT FURNISHED PROPERTY, IS REVISED TO REFLECT INCORPORATION OF ADDITIONAL EQUIPMENT TO SUPPORT ARMY DDL TRAINING IN SECTION J OF THE CONTRACT.

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0078 ***

A-1 THE PURPOSE OF MODIFICATION P00080 IS TO INCORPORATE REQUEST FOR DEVIATION (RFD) FOR GERMAN TRAINING SYSTEMS AND AUTHORIZE USE OF FUNDS ON SLIN 0032AA.

A-2 ATTACHMENT 0037, REQUEST FOR DEVIATION, SUAS-RFD-002, IS HEREBY INCORPORATED INTO SECTION J OF THE CONTRACT.

A-3 REFERENCE IS MADE TO AEROVIRONMENT (AV) LETTER KK-52142-09-148 DATED JUNE 1, 2009. THE GOVERNMENT HEREBY GRANTS AV AUTHORIZATION TO UTILIZE SLIN 0032AA FUNDING IN SUPPORT OF RF UNIT PRODUCTION DESIGN REVISION FOR THE RESEARCH, DEVELOPMENT, TEST & EVALUATION EFFORT FOR DIGITAL DATA LINK. THIS EFFORT IS IN ACCORDANCE WITH STATEMENT OF WORK PARAGRAPH 4.1.

A-4 EXCEPT AS PROVIDED HEREIN, ALL OTEHR TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0079 ***

A-1 THE PURPOSE OF MODIFICATION P00081 IS TO INCORPORATE AND EXERCISE AN ADDITIONAL FY 09 ENGINEERING SERVICES OPTION FOR DIGITAL DATA LINK.

A-2 THE ADDITIONAL FY 09 ENGINEERING SERVICES OPTION WAS NEGOTIATED AND SETTLED AT THE COST PLUS FIXED FEE AMOUNT OF $[***]. NEWLY ESTABLISHED SLINs 0060AA, 0060AB, 0060AC AND 0060AD ARE INCORPORATED TO FUND THE REQUIREMENT.

A-3 THE FOLLOWING DOCUMENTS ARE REVISED TO INCORPORATE THE ADDITIONAL ENGINEERING SERVICES OPTION:

(a)            ATTACHMENT 10 - DOCUMENT SUMMARY LIST (REV 4)

(b)            ATTACHMENT 12 - STATEMENT OF WORK - REVISION 16

(c)            ATTACHMENT 15 - DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (DD FORM254) REV 004

(d)            EXHIBIT C - CONTRACT DATA REQUIREMENTS LIST (REFLECTS INCORPORATION OF C034)

A-4 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO [***].

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0080 ***

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-1 THE PURPOSE OF MODIFICATION P00082 IS TO INCORPORATE REQUEST FOR DEVIATION (RFD) 003, REVISE THE LIST OF ITEMS REQUIRING UID MARKINGS, AND REVISE ATTACHMENT 0024.

A-2 ATTACHMENT 0038, REQUEST FOR DEVIATION, SUAS-RFD-003, IS HEREBY INCORPORATED IN SECTION J OF THE CONTRACT.

A-3 DFARS CLAUSE 252.211-7003 ENTITLED, “ITEM IDENTIFICATION AND VALUATION,” SUBPARAGRAPH (c) IS HEREBY REVISED AS SHOWN ON THE FOLLOWING PAGES.

A-4 REVISED ATTACHMENT 0024, GOVERNMENT FURNISHED PROPERTY, IS HEREBY INCORPORATED IN SECTION J OF THE CONTRACT.

A-5 THE ATTACHMENTS LISTED IN SECTION J OF MODIFICATION P00081 AS EMAILED ARE HEREBY INCORPORATED IN THIS MODIFICATION.

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0081 ***

A-1 THE PURPOSE OF MODIFICATION P00083 IS TO DEOBLIGATE EXCESS FUNDING ON SEVERAL SLINs.

A-2 SLIN 0013AA IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-3 SLIN 0013AB IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-4 SLIN 0013AD IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-5 CLIN 0019 IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-6 SLIN 0020AA IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-7 SLIN 0020AC IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-8 SLIN 0021AA IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-9 SLIN 0021AB IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-10 SLIN 0021AE IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-11 SLIN 0021AF IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-12 SLIN 0021AH IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-13 SLIN 0021AK IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-14 SLIN 0025AA IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-15 SLIN 0028AD IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-16 SLIN 0028AJ IS DECREASED BY $[***] AS SHOWN ON THE FOLLOWING PAGES.

A-17 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS DECREASED BY $[***] FROM $[***] TO $[***].

A-18 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0082 ***

A-1 THE PURPOSE OF MODIFICATION P00084 IS:

a)	TO PROCURE [***] USMC TYPE I SYSTEMS
b)	TO PROCURE [***] USMC TYPE I ISPs
c)	TO EXTEND THE OPTION EXERCISE PERIODS FOR CLINs 0034 AND 0035
d)	TO INCORPORATE REVISED ATTACHMENT 0024

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-2 SLIN 0050AK IS FOR THE PROCUREMENT OF TYPE I RAVEN SYSTEMS. THIS MODIFICATION INCORPORATES A NOT-TO-EXCEED CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD SYSTEMS TO TYPE I. THE DELTA NOT-TO-EXCEED UNIT PRICE IS 100 PERCENT FUNDED BY THIS MODIFICATION. THE FOLLOWING IS A SUMMARY OF RAVEN SYSTEM OPTION QUANTITIES AWARDED BY THIS MODIFICATION:

SLIN	UNIT PRICE		NOT-TO-EXCEED UNIT PRICE INCREASE		TOTAL NOT-TO-EXCEED UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0050AK	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC SYSTEMS (TYPE I)

A-3 SLIN 0051AK IS FOR THE PROCUREMENT OF TYPE I RAVEN ISPs. THIS MODIFICATION INCORPORATES A NOT-LESS-THAN SAVINGS CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD ISPs TO TYPE I. THE FOLLOWING IS A SUMMARY OF THE RAVEN ISP OPTION QUANTITIES AWARDED BY THIS MODIFICATION:

SLIN	UNIT PRICE		NOT-LESS-THAN UNIT PRICE SAVINGS		NOT-LESS-THAN TOTAL SAVINGS		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0051AK	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (TYPE I)

A-4 THE B001 NARRATIVE IN SLINs 0050 AND 0051 HAS BEEN REVISED TO REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE.

A-5 THE CONTRACTOR SHALL SUBMIT A DEFINITIZATION PROPOSAL WITHIN 10 DAYS AFTER EXECUTION OF THIS MODIFICATION. THE NOT-TO-EXCEED AND NOT-LESS-THAN CHANGE ORDERS INCORPORATED BY THIS MODIFICATION SHALL BE DEFINITIZED IN NO MORE THAN 30 DAYS AFTER EXECUTION OF THIS MODIFICATION. DFARS CLAUSE 252.217-2027 ENTITLED, “CONTRACT DEFINITIZATION” SHALL APPLY TO THE NOT-TO-EXCEED AND NOT-LESS-THAN CHANGE ORDERS INCORPORATED BY THIS MODIFICATION.

A-6 THE OPTION EXERCISE PERIOD FOR CLIN 0034, FY 09 CLS, IS HEREBY EXTENDED FROM 30 SEP 09 TO 31 DEC 09.

A-7 THE OPTION EXERCISE PERIOD FOR CLIN 0035, FY 09 TRAINING, IS HEREBY EXTENDED FROM 30 SEP 09 TO 30 NOV 09.

A-8 REVISED ATTACHMENT 0024 IS HEREBY INCORPORATED AS SHOWN IN SECTION J.

A-9 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-10 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0083 ***

A-1 THE PURPOSE OF THIS MODIFICATION IS TO DEFINITIZE THE NOT-TO-EXCEED (NTE) CHANGE ORDER FOR TYPE I SYSTEMS AND THE NOT-LESS-THAN (NLT) SAVINGS CHANGE ORDER FOR TYPE I INITIAL SPARES PACKAGES (ISPs) THAT WERE INCORPORATED BY MODIFICATION P00084 AND EXTEND THE PERIOD OF PERFORMANCE FOR TWO SLINs.

A-2 THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NTE CHANGE ORDER FOR TYPE I SYSTEMS:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00084		TOTAL REDUCTION		DESCRIPTION

0050AK	[***]	$	[***]	$	[***]	$	[***]	-$	[***]-	USMC SYSTEMS (TYPE I)

A-3 THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NLT SAVINGS CHANGE ORDER:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00058		TOTAL REDUCTION		DESCRIPTION

0051AK	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)

A-4 THE PERIOD OF PERFORMANCE FOR SLIN 0028AK IS HEREBY EXTENDED FROM 30 SEP 09 TO 31 DEC 09.

A-5 THE PERIOD OF PERFORMANCE FOR SLIN 0035AB IS HEREBY EXTENDED FROM 30 NOV 09 TO 31 DEC 09.

A-6 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS DECREASED BY $[***] FROM $[***] TO $[***].

A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

*** END OF NARRATIVE A0084 ***

A-1 THE PURPOSE OF MODIFICATION P00086 IS TO:

a.)            INCORPORATE A CHANGE ORDER FOR CATALOG ORDERING LOGISTICS TRACKING SYSTEM (COLTS)

b.)           INCORPORATE THE REQUIREMENT FOR TWO PERSONNEL TO SET UP A FORWARD REPAIR ACTIVITY (FRA) IN AFGHANISTAN AS A PRICED OPTION

c.)            INCORPORATE THE NEVADA NATIONAL GUARD NEW EQUIPMENT TRAINING (NET) AS A PRICED OPTION

d.)           FUND AN OVERRUN ON SLIN 0056AA

e.) INCORPORATE AN ADDITIONAL FY 09 CONTRACTOR LOGISTICS SUPPORT (CLS) OPTION

A-2 THIS MODIFICATION INCORPORATES A CHANGE ORDER TO CONVERT UAS PERFORMANCE ASSESSMENT SYSTEM (UPAS) LITE TO COLTS. THE NEGOTIATED COST PLUS FIXED FEE (CPFF) AMOUNT OF $[***] FOR THE IMPLEMENTATION AND UTILIZATION OF COLTS IS INCORPORATED BY SLIN 0034AD.

A-3 THE REQUIREMENT FOR TWO PERSONNEL TO SET UP THE FRA IN AFGHANISTAN WAS PROJECTED TO BEGIN ON 15 OCT 09 AND HAS BEEN REVISED TO BEGIN APPROXIMATELY 15 FEB 10. CLIN 0041 WAS INCORPORATED AS A NOT-TO-EXCEED (NTE) OPTION FOR FY 10 PERFORMANCE BASED LOGISTICS (PBL) AT THE TIME OF BASIC CONTRACT AWARD. THE COMPETITIVELY AWARDED PBL OPTION IS UTILIZED TO INCORPORATE THE TWO PERSONNEL TO SET UP AN FRA IN AFGHANISTAN. THE NEGOTIATED CPFF AMOUNT OF $[***] IS INCORPORATED BY SLIN 0041AB AS A PRICED OPTION.

A-4 THE REQUIREMENT FOR THE NEVADA NATIONAL GUARD TRAINING WAS PROJECTED FOR 11 - 21 OCT 09 AND HAS BEEN REVISED TO 11 - 21 JAN 10. CLIN 0042 WAS INCORPORATED AS A NTE OPTION FOR FY 10 TRAINING AT THE TIME OF CONTRACT AWARD. THE COMPETITIVELY AWARDED TRAINING OPTION IS UTILIZED TO INCORPORATE THE NEVADA NATIONAL GUARD NET. THE NEGOTIATED CPFF AMOUNT OF $[***] IS INCORPORATED BY SLIN 0042AB AS A PRICED OPTION.

A-5 THE FUNDING FOR A COST OVERRUN AND THE DETAILS FOR THE AUTHORIZED BILLING LOCATION FOR THE COST OVERRUN IS AS FOLLOWS:

THE FOLLOWING SLIN NARRATIVES ARE CHANGED AS FOLLOWS:

FOR SLIN 0056AA:

ESTIMATED BASE PRICE	$	[***]
FIXED FEE	$	[***]
TOTAL ESTIMATED CPFF	$	[***]
COST OVERRUN	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL THE FOLLOWING COST OVERRUN AMOUNT ON SLIN 0056AA AGAINST THE SLINs IDENTIFIED:

SLIN TO BE BILLED	COST OVERRUN AMOUNT
0056AB	$	[***]
0056AC	$	[***]
0056AD	$	[***]

THE BILLABLE TOTAL FOR SLIN 0056AA SHALL NOT EXCEED $5,810,622.

FOR SLIN 0056AB (NEW PRON 9U8AR4M1D9)

ORIGINAL ESTIMATED BASE COST	$		[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$		[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0056AB IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE
0056AB	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0056AB SHALL NOT EXCEED $[***].

FOR SLIN 0056AC (NEW PRON 9U8RSGL1D9)

ORIGINAL ESTIMATED BASE COST	$		[***]
ADDED COST OVERRUN	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

ORIGINAL FIXED FEE	$		[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0056AC IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE
0056AC	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0056AC SHALL NOT EXCEED $[***]

FOR SLIN 0056AD (NEW PRON 9U9AR4L1D9)

ORIGINAL ESTIMATED BASE COST	$		[***]
ADDED COST OVERRUN	$	[***]
ORIGINAL FIXED FEE	$		[***]
TOTAL ESTIMATED CPFF	$	[***]

THE CONTRACTOR IS AUTHORIZED TO BILL AGAINST SLIN 0056AD IN THE AMOUNT SHOWN FOR THE INDICATED SLIN:

SLIN	AMOUNT		PURPOSE
0056AD	$	[***]	BASE COST OVERRUN

THE BILLABLE TOTAL FOR SLIN 0056AD SHALL NOT EXCEED $[***].

A-6 THE CONTRACTOR IS AUTHORIZED TO BILL A COST OVERRUN FOR THE FOLLOWING SLIN AS SHOWN BELOW:

SLIN	COST GROWTH		PAY FROM SLIN	IN THE AMOUNT OF		ACRN	ACCOUNTING CLASSIFICATION

0056AA	$	[***]	0056AB	$	[***]	CH	21 82040000085E5E22P3752042516 S01021
0056AA	$	[***]	0056AC	$	[***]	CH	21 82040000085E5E22P3752042516 S01021
0056AA	$	[***]	0056AD	$	[***]	CX	21 92040000095E5E22P3752042516 S01021

A-7 CLIN 0061 IS INCORPORATED FOR THE ADDITIONAL FY 09 CLS OPTION. THE TOTAL NEGOTIATED CPFF AMOUNT FOR THE ADDITIONAL FY 09 ARMY CLS IS $[***]. SLIN 0061AA IS ESTABLISHED FOR THE INCORPORATION OF THE ARMY CLS REQUIREMENT. THE TOTAL NEGOTIATED CPFF AMOUNT FOR THE ADDITIONAL FY 09 UNITED STATES MARINE CORPS (USMC) CLS IS $[***]. SLINs 0061AB AND 0061AC ARE ESTABLISHED FOR INCORPORATION OF THE USMC CLS REQUIREMENT. THE ARMY REQUIRED AN ADDITIONAL OPTION FOR [***] M2 MODULES. THE NEGOTIATED CPFF AMOUNT FOR THE ADDITIONAL [***] M2 MODULES IS $[***]. SLINs 0061AD AND 0061AE ARE ESTABLISHED FOR INCORPORATION OF THE ADDITIONAL [***] M2 MODULES.

A-8 H-8, “OPTION EXERCISE PROVISION,” IS REVISED AS SHOWN ON THE FOLLOWING PAGES TO INCORPORATE THE ABOVE OPTIONS.

A-9 THE FOLLOWING DOCUMENTS ARE REVISED OR ADDED TO INCORPORATE THE ABOVE OPTIONS:

a)             ATTACHMENT 0010 - DOCUMENT SUMMARY LIST (REV 5)

b)            ATTACHMENT 0012 - STATEMENT OF WORK - REVISION 17

c)             EXHIBIT C - CONTRACT DATA REQUIREMENTS LIST (REFLECTS DELETION OF C027 AND INCORPORATION OF C035)

d)            ATTACHMENT 0039 - USMC RAVEN B GFE LIST

e)             ATTACHMENT 0040 - CATALOG LOAD TEMPLATE WITH DATA TYPE

A-10 MODIFICATION P00073 WILL NOT BE ISSUED.

A-11 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-12 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0085 ***

A-1 THE PURPOSE OF MODIFICATION P00087 IS TO PROCURE [***] UNITED STATES MARINE CORPS (USMC) TYPE I SYSTEMS AND [***] USMC TYPE I INITIAL SPARES PACKAGES (ISPs).

[***]                   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-2 SLIN 0050AL IS FOR THE PROCUREMENT OF TYPE I RAVEN SYSTEMS. THIS MODIFICATION INCORPORATES A NOT-TO-EXCEED CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD SYSTEMS TO TYPE I. THE DELTA NOT-TO-EXCEED UNIT PRICE IS 100 PERCENT FUNDED BY THIS MODIFICATION. THE FOLLOWING IS A SUMMARY OF RAVEN SYSTEM OPTION QUANTITIES BY THIS MODIFICATION:

SLIN	UNIT PRICE		NOT-TO-EXCEED UNIT PRICE INCREASE		TOTAL NOT-TO-EXCEED UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0050AL	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC SYSTEMS (TYPE I)

A-3 SLIN 0051AL IS FOR THE PROCUREMENT OF TYPE I RAVEN ISPs. THIS MODIFICATION INCORPORATES A NOT-LESS-THAN SAVINGS CHANGE ORDER TO CONVERT THE FIRM FIXED PRICE ARMY STANDARD ISPs TO TYPE I. THE FOLLOWING IS A SUMMARY OF THE RAVEN ISP OPTION QUANTITIES AWARDED BY THIS MODIFICATION:

SLIN	UNIT PRICE		NOT-LESS-THAN UNIT PRICE SAVINGS		NOT-LESS-THAN TOTAL SAVINGS		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION
0051AL	$	[***]	$	[***]	$	[***]	$	[***]	[***]	USMC ISPs (TYPE I)

A-4 THE B001 NARRATIVE IN CLINs 0050 AND 0051 HAS BEEN REVISED TO REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE.

A-5 THE CONTRACTOR SHALL SUBMIT A DEFINITIZATION PROPOSAL WITHIN 10 DAYS AFTER EXECUTION OF THIS MODIFICATION. THE NOT-TO-EXCEED AND NOT-LESS-THAN SAVINGS CHANGE ORDERS INCORPORATED BY THIS MODIFICATION SHALL BE DEFINITIZED IN NO MORE THAN 30 DAYS AFTER EXECUTION OF THIS MODIFICATION. DFARS CLAUSE 252.217-7027 ENTITLED, “CONTRACT DEFINITIZATION” SHALL APPLY TO THE NOT-TO-EXCEED AND NOT-LESS-THAN SAVINGS CHANGE ORDERS INCORPORATED BY THIS MODIFICATION.

A-6 REVISED ATTACHMENT 0024 IS HEREBY INCORPORATED AS SHOWN IN SECTION J.

A-7 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***]

A-8 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0086 ***

A-1 THE PURPOSE OF MODIFICATION P00088 IS TO INCORPORATE SLINs 0047AB AND 0062AA FOR THE SETTLEMENT OF NEGOTIATIONS FOR LETTER OF OFFER AND ACCEPTANCE AMENDMENT 3, DE-B-VKB WITH THE GOVERNMENT OF DENMARK.

A-2 THE PARTIES THROUGH NEGOTIATION REACHED AN AGREEMENT ON 07 OCTOBER 2009 IN THE BELOW AMOUNTS FOR INCORPORATING THE DENMARK REQUIREMENTS INTO CONTRACT W58RGZ-05-C-0338:

SLIN 0047AB - FIRM FIXED PRICE DENMARK MAINTENANCE TRAINING

COST	$	[***]
PROFIT [***]	$	[***]
TOTAL FFP	$	[***]

SLIN 0062AA - COST PLUS FIXED FEE CONTRACTOR LOGISTICS SUPPORT

COST	$	[***]
FEE [***]	$	[***]
TOTAL CPFF	$	[***]

A-3 THE FOLLOWING DOCUMENTS ARE REVISED TO INCORPORATE THE ABOVE REQUIREMENTS:

(a) ATTACHMENT 10 - DOCUMENT SUMMARY LIST - REVISION 7

(b) ATTACHMENT 12 - STATEMENT OF WORK - REVISION 18

(c) EXHIBIT C - CONTRACT DATA REQUIREMENTS LIST - REVISION 18

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-4 THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0087 ***

A-1 THE PURPOSE OF MODIFICATION P00089 IS TO DEFINITIZE THE NOT-TO-EXCEED (NTE) CHANGE ORDER FOR TYPE I SYSTEMS AND THE NOT-LESS-THAN (NLT) SAVINGS CHANGE ORDER FOR TYPE I INITIAL SPARES PACKAGES (ISPs) THAT WERE INCORPORATED BY MODIFICATION P00087.

A-2 THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NTE CHANGE ORDER FOR TYPE I SYSTEMS:

DEFINITIZED       TOTAL CLIN        TOTAL AMOUNT FUNDED            TOTAL

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00087		TOTAL REDUCTION		DESCRIPTION

0050AL	[***]	$	[***]	$	[***]	$	[***]	-$	[***]-	USMC SYSTEMS (TYPE I)

A-3 THE FOLLOWING IS A SUMMARY OF THE DEFINITIZATION FOR THE NLT SAVINGS CHANGE ORDER:

SLIN	QTY	DEFINITIZED UNIT PRICE		TOTAL CLIN PRICE		TOTAL AMOUNT FUNDED BY P00087		TOTAL REDUCTION		DESCRIPTION

0051AL	[***]	$	[***]	$	[***]	$	[***]	$	[***]	USMC ISPs (TYPE I)

A-4 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS DECREASED BY $[***] FROM $[***] TO $[***].

A-5 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0088 ***

A-1 THE PURPOSE OF MODIFICATION P00090 IS TO:

a.             INCORPORATE REVISED ATTACHMENT 0024

b.             INCORPORATE REVISED EXHIBIT C

c.             EXTEND THE PERIOD OF PERFORMANCE FOR CLIN 0033

d.             EXTEND THE OPTION EXERCISE PERIOD FOR CLINs 0050 AND 0051

A-2 REVISED ATTACHMENT 0024, GOVERNMENT FURNISHED PROPERTY, IS INCORPORATED. THE REVISIONS ARE HIGHLIGHTED IN YELLOW ON THE ATTACHMENT LISTED IN SECTION J.

A-3 REVISED EXHIBIT C, CONTRACT DATA REQUIREMENTS LIST (CDRLs) IS INCORPORATED. A DISCREPANCY WAS FOUND IN EXHIBIT C, REVISION 18 DATED 10 SEP 09, WHICH WAS INCORPORATED VIA MODIFICATION P00088. THE DELETION OF CDRL C027 WAS INCORPORATED VIA MODIFICATION P00086. MODIFICATION P00088 INADVERTENTLY OMITTED THE DELETION OF CDRL C027. THIS REVISION CORRECTS THE DISCREPANCY.

A-4 THE PERIOD OF PERFORMANCE FOR CLIN 0033 IS HEREBY REVISED TO 30 NOV 09 AS SHOWN ON THE FOLLOWING PAGES.

A-5 THE OPTION EXERCISE PERIODS FOR CLINs 0050 AND 0051 ARE HEREBY HEREBY EXTENDED TO 30 NOV 10 AS SHOWN ON THE FOLLOWING PAGES.

A-6 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0089 ***

A-1 THE PURPOSE OF MODIFICATION P00091 IS TO INCORPORATE FY 09 SUPPLEMENTAL RANGE OPTIONS AS FOLLOWS:

a.             1 - [***] ARMY DIGITAL DATA LINK (DDL) SYSTEMS

b.             1 - [***] ARMY DDL INITIAL SPARES PACKAGES (ISPs)

c.             1 - [***] UNITED STATES MARINE CORPS (USMC) DDL SYSTEMS

d.             1 - [***] USMC DDL ISPs

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

e.             1 - [***] ARMY DDL RETROFIT KITS

f.              REVISE B001 NARRATIVE OF CLIN 0059

A-2 CLIN 0063 IS INCORPORATED AS A PRICED OPTION FOR FY 09 SUPPLEMENTAL ARMY DDL SYSTEMS. THE NEGOTIATED FIRM FIXED PRICE (FFP) AMOUNT FOR THE ARMY DDL SYSTEMS IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

A-3 CLIN 0064 IS INCORPORATED AS A PRICED OPTION FOR FY 09 SUPPLEMENTAL ARMY DDL ISPs. THE NEGOTIATED FFP AMOUNT FOR THE ARMY DDL ISPs IS $[***]. THE UNIT PRICE PER ISP IS $[***].

A-4 CLIN 0065 IS INCORPORATED AS A PRICED OPTION FOR FY 09 SUPPLEMENTAL USMC DDL SYSTEMS. THE NEGOTIATED FFP AMOUNT FOR THE USMC DDL SYSTEMS IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

A-5 CLIN 0066 IS INCORPORATED AS A PRICED OPTION FOR FY 09 SUPPLEMENTAL USMC DDL ISPs. THE NEGOTIATED FFP AMOUNT FOR THE USMC DDL ISPs IS $[***]. THE UNIT PRICE PER ISP IS $[***].

A-6 CLIN 0067 IS INCORPORATED AS A PRICED OPTION FOR FY 09 SUPPLEMENTAL ARMY DDL RETROFIT KITS. THE NEGOTIATED FFP AMOUNT FOR THE ARMY DDL RETROFIT KITS IS $[***]. THE UNIT PRICE PER RETROFIT KIT IS $[***].

A-7 SECTION H-8, “OPTION EXERCISE PROVISION,” IS REVISED TO INCORPORATE THE ABOVE OPTIONS.

A-8 THE B001 NARRATIVE OF CLIN 0059 IS REVSIED AS SHOWN ON THE FOLLOWING PAGES.

A-9 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0090 ***

A-1 THE PURPOSE OF MODIFICATION P00092 IS TO:

a)  INCORPORATE ATTACHMENT 0041, SUAS-RFD-004, FOR THE FAMILY OF SYSTEMS PROOF OF PRINCIPLE AS A NOT-TO-EXCEED (NTE) CHANGE ORDER

b)  EXERCISE OPTIONS FOR [***] ARMY DIGITAL DATA LINK (DDL) SYSTEMS AND ARMY DDL INITIAL SPARES PACKAGES (ISPs)

c)  EXERCISE OPTIONS FOR [***] UNITED STATES MARINE CORPS (USMC) DDL SYSTEMS AND USMC DDL ISPs

d)  EXERCISE OPTIONS FOR [***] ARMY DDL SYSTEMS AND ARMY DDL ISPs FOR THE NEVADA NATIONAL GUARD

e)  EXERCISE OPTIONS FOR [***]ARMY DDL AND ARMY DDL ISP FOR ADVANCED RESEARCH PROJECTS AGENCY (DARPA)

f)   EXERCISE AN OPTION FOR [***] ARMY DDL RETROFIT KITS

g)  EXTEND THE PERIOD OF PERFORMANCE FOR SLIN 0035AB FROM 31 DEC 09 TO 31 JAN 10

A-2 CLIN 0068 IS INCORPORATED AS A NTE CHANGE ORDER IN THE AMOUNT OF $[***] FOR A PRODUCTION CUT-IN TO TEMPORARILY CHANGE THE SUAS BASELINED CONFIGURATION TO INCLUDE THE CURRENT DDL BASELINE RAVEN SUAS EQUIPMENT WITH THE ADDITION OF WASP AND PUMA AE SUAV HARDWARE. THIS TEMPORARY CHANGE IS FOR [***] SYSTEMS. THE NEGOTIATED AGREEMENT FOR THE SYSTEMS WILL BE INCORPORATED IN A FORTHCOMING MODIFICATION. THE AGREED UPON NTE CEILING AMOUNT FOR THE ABOVE IS SUBJECT TO DOWNWARD NEGOTIATION ONLY. THE $[***] NTE AMOUNT WILL NOT BE ADJUSTED UPWARD UPON DEFINITIZATION OF THIS ACTION. $[***] WILL BE THE LIMITATION OF GOVERNMENT LIABILITY FOR THIS CHANGE ORDER PRIOR TO DEFINITIZATION.

A-3 CLIN 0069 IS INCORPORATED AS A NTE CHANGE ORDER IN THE AMOUNT OF $[***] FOR FIELD TRAINING REPRESENTATIVE (FTR) SUPPORT FOR THE FAMILY OF SYSTEMS PROOF OF PRINCIPLE. THE NEGOTIATED AGREEMENT WILL BE INCORPORATED IN A FORTHCOMING MODIFICATION. THE AGREED UPON NTE CEILING AMOUNT FOR THE ABOVE IS SUBJECT TO DOWNWARD NEGOTIATION ONLY. THE $[***] NTE AMOUNTS WILL NOT BE ADJUSTED UPWARD UPON DEFINITIZATION OF THIS ACTION. $[***] WILL BE THE LIMITATION OF GOVERNMENT LIABILITY FOR THIS CHANGE ORDER PRIOR TO DEFINITIZATION.

A-4 IF AGREEMENT ON A DEFINITIVE ACTION TO SUPERCEDE THIS UNDEFINITIZED CONTRACT ACTION IS NOT REACHED BY 45 DAYS AFTER THE DATE OF THIS MODIFICATION, OR WITHIN ANY EXTENSION GRANTED BY THE CONTRACTING OFFICER, THE CONTRACTING OFFICER MAY, WITH THE APPROVAL OF THE HEAD OF THE CONTRACTING ACTIVITY, DETERMINE A REASONABLE PRICE OR FEE IN ACCORDANCE WITH SUBPART 15.4 AND PART 31 OF THE FAR, SUBJECT TO CONTRACTOR APPEAL AS PROVIDED IN THE DISPUTES CLAUSE. IN ANY EVENT, THE CONTRACTOR SHALL PROCEED WITH THE COMPLETION OF THE CONTRACT ACTION, SUBJECT TO THE LIMITATION OF GOVERNMENT LIABILITY CLAUSE. THIS ACTION WILL BE DEFINITIZED ON A FIRM FIXED PRICE BASIS. THE SCHEDULE FOR DEFINITIZATION IS SET FORTH BELOW:

RECEIPT OF CONTRACTOR PROPOSAL	NOT APPLICABLE. PROPOSAL IS UNDERGOING EVALUATION
COMMENCE NEGOTIATIONS	30 DAYS AFTER MODIFICATION EFFECTIVE DATE
TARGET DEFINITIZATION DATE	45 DAYS AFTER MODIFICATION EFFECTIVE DATE

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

A-5 CLINs 0063 AND 0064 WERE INCORPORATED INTO THE CONTRACT AS PRICED OPTIONS BY MODIFICATION P00091. THE FIRM FIXED UNIT PRICES IDENTIFIED AT CLINs 0063 AND 0064 ARE FOR ARMY DDL SYSTEMS AND ARMY DDL ISPs RESPECTIVELY. THE B001 NARRATIVES IN CLINs 0063 AND 0064 REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE. THE FOLLOWING DETAILS THE ARMY DDL SYSTEMS AND ARMY DDL ISP OPTIONS EXERCISED BY THIS MODIFICATION:

SLIN	UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION

0063AA	$	[***]	$	[***]	[***]	ARMY DDL SYSTEMS
0063AB	$	[***]	$	[***]	[***]	NEVADA NATIONAL GUARD DDL SYSTEMS
0063AC	$	[***]	$	[***]	[***]	DARPA DDL SYSTEM
0064AA	$	[***]	$	[***]	[***]	ARMY DDL ISPs
0064AB	$	[***]	$	[***]	[***]	NEVADA NATIONAL GUARD DDL ISPs
0064AC	$	[***]	$	[***]	[***]	DARPA DDL ISP

A-6 CLINs 0065 AND 0066 WERE INCORPORATED INTO THE CONTRACT AS PRICED OPTIONS BY MODIFICATION P00091. THE FIRM FIXED UNIT PRICES IDENTIFIED AT CLINs 0065 AND 0066 ARE FOR USMC DDL SYSTEMS AND USMC DDL ISPs RESPECTIVELY. THE B001 NARRATIVES FOR CLINs 0065 AND 0066 REFLECT A QUANTITY OF [***] EACH SYSTEMS AND ISPs REMAINING FOR OPTION EXERCISE. THE FOLLOWING DETAILS THE USMC DDL SYSTEMS AND USMC DDL ISP OPTIONS EXERCISED BY THIS MODIFICATION:

SLIN	UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION

0065AA	$	[***]	$	[***]	[***]	USMC DDL SYSTEMS
0065AB	$	[***]	$	[***]	[***]	USMC DDL SYSTEMS
0066AA	$	[***]	$	[***]	[***]	USMCDDL ISPs
0066AB	$	[***]	$	[***]	[***]	USMC DDL ISPs

A-7 CLIN 0067 WAS INCORPORATED INTO THE CONTRACT AS A PRICED OPTION BY MODIFICATION P00091. THE FIRM FIXED UNIT PRICES IDENTIFIED AT CLIN 0067 IS FOR ARMY DDL RETROFIT KITS. THE B001 NARRATIVE OF CLIN 0067 REFLECTS A QUANTITY OF [***] EACH ARMY DDL RETROFIT KITS REMAINING FOR OPTION EXERCISE. THE FOLLOWING DETAILS THE ARMY DDL RETROFIT KITS OPTIONS EXERCISED BY THIS MODIFICATION:

SLIN	UNIT PRICE		TOTAL AMOUNT FUNDED		QTY	DESCRIPTION

0067AA	$	[***]	$	[***]	[***]	ARMY DDL RETROFIT KITS
0067AB	$	[***]	$	[***]	[***]	ARMY DDL RETROFIT KITS

A-8 EARLY DELIVERIES ARE ACCEPTABLE.

A-9 AS A RESULT OF THIS MODIFICATION, THE TOTAL OBLIGATED AMOUNT IS INCREASED BY $[***] FROM $[***] TO $[***].

A-10 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0091 ***

[***]      Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been required with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SYSTEM CAPABILITIES DEMONSTRATION (SCD)

SECURITY CLASS: Unclassified

0001AA	SYSTEM CAPABILITIES DEMONSTRATION (SCD)	1	LO		$ [***]

NOUN: PERFORM SCD
PRON: 9U4SU4CCD9 PRON AMD: 01 ACRN: AA
AMS CD: 643747C0900

Contractor shall perform In Accordance With (IAW) System's Capabilities Demonstration (SCD) Statement of Work (SOW) as contained in Attachment 001, during the period of 28 Aug 2005 thru 03 Sept 2005.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 1 15-OCT-2005 $ [***]

Performance shall be IAW Attachment 001 SCD SOW.

(End of narrative F001)

0001AB	DATA FOR SYSTEM CAPABILITIES DEMONSTRATION			$ ** NSP **	$ ** NSP **

Contractor shall provide data as required to support SCD IAW the SCD SOW (paragraph 3.4)

(End of narrative B001)

Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

0002	LOW RATE INITIAL PRODUCTION (LRIP)

NSN: 0000-00-000-0000 NOUN: FY 05 LRIP SECURITY CLASS: Unclassified

Contractor shall provide 10 each complete systems as production representative of the SUAV System. The unit price of each system is $[***]. The deliverables are divided into two SLINs (0002AA and 0002AB). The requirement is being funded with RDT&E (0002AA) and OPA (0002AB) based on the intended use of the system. The following incentive structure is applicable to SLINs 0002AA and 0002AB combined.

	Target Cost:	$ [***]

	Target Fee:	$ [***]
--------------

	Total CPIF	$ [***]

Share Ratio: Cost Incentive (Underrun): Govt 75% / Ktr 25% Cost Incentive (Overrun): Govt 75% / Ktr 25%

Fee Minimum Fee: 0% of Target Cost Maximum Fee: 15% of Target Cost

(End of narrative A001)

0002AA	LRIP REPRESENTATIVE SYSTEM		5	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Incentive-Fee NOUN: SUAV - SYSTEMS PRON: 9U5SUAB1D9 PRON AMD: 01 ACRN: AC AMS CD: 643747C0900

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

	Packaging and Marking

	See Section D.

	(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH52809U03 Y00000 M 2 PROJ CD BRK BLK PT 000 DEL REL CD QUANTITY DEL DATE 001 3 14-NOV-2005 002 2 12-DEC-2005

	FOB POINT: Origin

	SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

	See Attachment 008 for delivery schedule applicable for this CLIN.

	REQUIRED DELIVERY SCHEDULE:

	NUMBER OF SYSTEMS DELIVERY (DAYS after exercise of option) 3 30 7 60

	(End of narrative F001)

0002AB	LRIP REPRESENTATIVE SYSTEMS	5	EA	$ [***]	$ [***]

	CLIN CONTRACT TYPE:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Cost-Plus-Incentive-Fee
NOUN: LRIP REPRESENTATIVE SYSTEMS PRON: 9U5R44B3D9 PRON AMD: 01 ACRN: AD AMS CD: 53900017178

Packaging and Marking

SEE SECTION D.

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH52789U03 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 5 12-DEC-2005

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0003	CONTRACTOR / DT TEST

NOUN: CPFF SECURITY CLASS: Unclassified

0003AA	CONTRACTOR / DT TEST
$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV -CONTRACTOR DT TESTING PRON: 9U5SUAC1D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Contractor shall provide Contractor/DT Test Support C/DTTS) for the five SUAV systems procured under SLIN 0002AA.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

The total cost of SubCLIN 0003AAis:

ESTIMATED COST: $[***] COST GROWTH:$ [***] FIXED FEE: $ [***] FIXED FEE: [***] -------- Total ESTIMATED CPFF $[***] $[***]

Cost growth is funded under SubCLIN 0003AB and 0003AC

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0003AB	ADDITIONAL FUNDING FOR CLIN 0003AA					$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - CONTRACTOR DT TESTING PRON: 9U5SUAC2D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

This SubCLIN funds cost growth for SubCLIN 0003AA as shown below:

	Cost Growth:	$ [***]
	Fixed Fee:	$ [***]
	Total ESTIMATED CPFF	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

0003AC	CONTRACTOR / DT TEST				$ [***]
CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - CONTRACTOR DT TESTING PRON: 9U5SUARVD9 PRON AMD: 01 ACRN: AE AMS CD: 622307.MP221

This SubCLIN funds cost growth for SubCLIN 0003AA as shown below:

Cost Growth: $ [***] Fixed Fee: $ [***] Total ESTIMATED CPFF $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0004	ENGINEERING SERVICES

SECURITY CLASS: Unclassified

0004AA	ENGINEERING SERVICES				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - ENGINEERING SVCS PRON: 9U5SUAC2D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Contractor shall provide 378 hours of Engineering Services Support (ES) for the five SUAV systems procured under SLIN 0002AA. The funding for this

Engineering Services Support is contained in SLINs 0004AA and 0004AB. The below structure is applicable to SLINs 0004AA and 0004AB combined.

ORIGINAL UNDER RUN ESTIMATED COST: $ [***] $ [***] FIXED FEE: $ [***] $ [***] ------------- ---------------- Total ESTIMATED CPFF $ [***] $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0004AB	ADDITIONAL FUNDING FOR CLIN 0004				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ENGINEERING SERVICES PRON: 9U5SUARVD9 PRON AMD: 01 ACRN: AE AMS CD: 622307.MP221

Estimated cost for CLIN 0004AB is:

ORIGINAL UNDERRUN ESTIMATED COST: $ [***] $ [***] FIXED FEE: $ [***] $ [***] ---------- ----------- Total ESTIMATED CPFF $ [***] $ [***]

(End of narrative B001)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0005	ACCOUNTING FOR CONTRACT SERVICES				$ [***]

NOUN: SUAV - ACTG FOR CONTRACT SVC SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PRON: 9U5SUAC3D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Contractor shall provide Accounting for Contractor Support Services Support for the current fiscal year for this contract.

ESTIMATED COST: $ [***] FIXED FEE: $ [***] ----------- Total Estimated CPFF $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0006	LOGISTICS SUPPORT

NOUN: CPFF PRICED SECURITY CLASS: Unclassified

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0006AA	LOGISTICS SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - LOGISTICS SPT PRON: 9U5SUAC4D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Contractor shall provide Contractor Logistics Support for the five SUAV systems procured under SLIN 0002AA.

The total cost of SubCLIN 0006AA is:

ESTIMATED COST: $ [***] $ [***] FIXED FEE: $ [***] $ [***] --------------- -------------- Total ESTIMATED CPFF $ [***] $ [***]

Cost growth is funded under SubCLIN 0006AB.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0006AB	ADDITIONAL FUNDING FOR CLIN 006AA				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - LOGISTICS SPT PRON: 9U5SUAC5D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Additional funding for SubCLIN 0006AA

COST GROWTH: $ [***] FIXED FEE: $ [***] Total ESTIMATED CPFF $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

0007	TRAINING NOUN: CPFF PRICED SECURITY CLASS: Unclassified

0007AA	TRAINING				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV - TRAINING PRON: 9U5SUAC5D9 PRON AMD: 01 ACRN: AB AMS CD: 643747C0900

Contractor shall provide Equipment Training for the five SUAV Systems procured under SLIN 0002AA.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ORIGINAL UNDER RUN ESTIMATED COST: $ [***] $ [***] FIXED FEE: $ [***] $ [***] ---------------- -------------- Total ESTIMATED CPFF $ [***] $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2006 $ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0008	INITIAL SPARES PACKAGE

NSN: 0000-00-000-0000 NOUN: CPIF PRICED SECURITY CLASS: Unclassified

Contractor shall provide Initial Spares Packages to support the 10 each complete LRIP production representative SUAV System at a Total Lot Price of $339,191. The funding for these Initial Spares Packages is contained in SLINs 0008AA and 0008AB. The requirement is being funded with RDT&E (0008AA) and OPA (0008AB) based on the intended use of the system.

The below incentive structure is applicable to SLINs 0008AA and 0008AB combined.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Target Cost: $ [***] Target Fee: $ [***] ------------------ Total CPIF $ [***]

	Share Ratio Cost Incentive (Underrun): Govt 75% / Ktr 25% Cost Incentive (Overrun): Govt 75% / Ktr 25% Fee Minimum Fee: 0% of Target Cost Maximum Fee: 15% of Target Cost

	(End of narrative A001)

0008AA	INITIAL SPARES PACKAGE	1	EA	$ ** N/A **	$ [***]

	CLIN CONTRACT TYPE: Cost-Plus-Incentive-Fee NOUN: SUAV SPARES PRON: 9U5SUAB2D9 PRON AMD: 01 ACRN: AC AMS CD: 643747C0900

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH52809U02 Y00000 M 2 PROJ CD BRK BLK PT 000

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DEL REL CD QUANTITY DEL DATE 001 1 12-DEC-2005

	FOB POINT: Origin

	SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

	Notwithstanding the delivery date of 12 December 2005 reflected above, the delivery requirements for this effort are as indicated in Attachment 08.

	(End of narrative F001)

0008AB	INITIAL SPARES PACKAGE	1	EA	$ [***]	$ [***]

	CLIN CONTRACT TYPE: Cost-Plus-Incentive-Fee NOUN: INITIAL SPARES PACKAGE PRON: 9U5R44B4D9 PRON AMD: 01 ACRN: AD AMS CD: 53900017178

	Packaging and Marking

	SEE SECTION D.

	(End of narrative D001)

	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH52809U04 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 1 12-DEC-2005

	FOB POINT: Origin

	SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

REQUISITION.

Notwithstanding the delivery date of 12 December 2005 reflected above, the delivery requirements for this effort are as indicated in Attachment 08.

(End of narrative F001)

0009	DATA - FOR CLINS 2 - 8			$ ** NSP **	$ ** NSP **

SECURITY CLASS: Unclassified

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE CDRL’S PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: A

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

0010	LRIP II PRODUCTION UNITS

NSN: 0000-00-000-0000 NOUN: P/N 54429-004 RAVEN B SYSTEM SECURITY CLASS: Unclassified

0010AA	LRIP II PRODUCTION UNITS	106	EA	[***] See Range Pricing	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN 54429-004 RAVEN B SYSTEM PRON: 9U6R44A1D9 PRON AMD: 01 ACRN: AG AMS CD: 52809563064

Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

[***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 376 $[***]

PRICED OPTION:

Contractor shall provide from 1 to 376 each SUAV systems. Contractor shall provide complete systems as Full Rate Production of the SUAV System.

FRP Systems shall be provided on a Firm Fixed Price (FFP) priced option.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking See Section D

(End of narrative D001)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                  SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH60799U01      Y00000    M                                         1

                                PROJ CD              BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                             7                                          15-SEP-2006

   002                                             7                                          29-SEP-2006

   003                                             7                                         13-OCT-2006

   004                                             8                                         27-OCT-2006

   005                                             8                                         10-NOV-2006

   006                                             8                                         24-NOV-2006

   007                                             8                                         08-DEC-2006

   008                                             8                                         22-DEC-2006

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

009 8 12-JAN-2007 010 8 26-JAN-2007 011 8 09-FEB-2007 012 8 23-FEB-2007 013 7 09-MAR-2007 014 6 23-MAR-2007

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0010AB	LRIP II - SOCOM PRODUCTION UNITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN54429-004 RAVEN B SUAS PRON: 9U6USOCOM7 PRON AMD: 03 ACRN: AK AMS CD: 547UVP00000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH61669U02 Y00000 M 1 PROJ CD BRK BLK PT GGK

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                      14-JUL-2006

   002                                         [***]                                      28-JUL-2006

   003                                         [***]                                     25-AUG-2006

   004                                         [***]                                      15-SEP-2006

   005                                         [***]                                      29-SEP-2006

   006                                         [***]                                     13-OCT-2006

   007                                         [***]                                     27-OCT-2006

   008                                         [***]                                     10-NOV-2006

   009                                         [***]                                     24-NOV-2006

   010                                         [***]                                     08-DEC-2006

   011                                         [***]                                     22-DEC-2006

   012                                         [***]                                     12-JAN-2007

   013                                         [***]                                     26-JAN-2007

   015                                         [***]                                      23-FEB-2007

   016                                         [***]                                     09-MAR-2007

   017                                         [***]                                     23-MAR-2007

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0010AC	LRIP II - MARINE CORPS UNITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN 54429-004 RAVEN B SYSTEM PRON: 9U6REDA1D9 PRON AMD: 01 ACRN: AN AMS CD: 53900018187

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH62559U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 09-FEB-2007 002 [***] 23-FEB-2007

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0010AD	LRIP II MARINE CORPS UNITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN 54429-004 RAVEN B SYSTEM PRON: 9U645006D9 PRON AMD: 02 ACRN: AP CUSTOMER ORDER NO: M9545006MPR6EB7

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH62699U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 09-FEB-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0010AE	LRIP II - SOCOM PRODUCTION UNITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN54429-004 RAVEN B SUAS PRON: 9U6USOCOM7 PRON AMD: 03 ACRN: AK AMS CD: 547UVP00000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH61669U02 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 26-JAN-2007 002 [***] 09-FEB-2007 003 [***] 23-FEB-2007

FOB POINT: Origin

SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0011	FY 06 ENGINEERING SERVICES OPTION

NOUN: CPFF PRICED OPTION SECURITY CLASS: Unclassified

0011AA	FY 06 ENGINEERING SERVICES - OPTION		LO		$ [***]

NOUN: CPFF PRICED OPTION

PRICED OPTION:

Contractor shall provide 2,000 hours of Engineering Services Support(ES) for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST: $ [***] FIXED FEE: $ [***] --------------- Total Estimated CPFF $ [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0012	FY 06 ACCOUNTING FOR CONTRACT SERVICES			$ ** N/A **	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: CONTRACT SERVICE ACCOUNTING SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee PRON: 9U6GRVA1D9 PRON AMD: 04 ACRN: AF AMS CD: 13519700000

PRICED OPTION:

Contractor shall provide Accounting for Contractor Support Services Support for the current fiscal year for this contract.

ESTIMATED COST: $ [***] FIXED FEE: $ [***] -------------- Total Estimated CPFF $ [***]

Added by P00063:

CLIN 0012 has an underrun amount of $[***].

The contractor is authorized to bill against CLIN 0012 in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0013AA $[***] Base Cost Overrun

The billable total for CLIN 0012 shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 23-FEB-2007 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0013	FY 06 LOGISTICS SUPPORT - OPTION

NOUN: CPFF PRICED OPTION SECURITY CLASS: Unclassified

0013AA	FY 06 ARMY LOGISTICS SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: LOGISTICS SUPPORT PRON: 9U6GRVA1D9 PRON AMD: 04 ACRN: AF AMS CD: 13519700000

Contractor shall provide Contractor Logistical support (CLS) for all fielded Small Unmanned Aircraft Systems

ESTIMATED COST: $ [***] FIXED FEE: $ [***] Total Estimated CPFF $ [***]

Added by P00063:

SLIN 0013AA has a cost overrun amount of $[***].

The contractor is authorized to bill the following cost overruns on SLIN 0013AA against the SLINs identified:

SLIN to be billed Cost Overrun Amount

0012 $ [***] 0013AB $ [***] 0013AC $ [***] 0013AL $ [***] Total $ [***]

The billable total for SLIN 0013AA shall not exceed $[***].

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] IS DEOBLIGATED FROM SLIN 0013AA. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $ [***] FIXED FEE $ [***] TOTAL CPFF $ [***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 23-FEB-2007 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0013AB	CONTRACTOR LOGISTIC SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: LOGISTIC SUPPORT PRON: 9U6RAV01D9 PRON AMD: 07 ACRN: AJ AMS CD: 11403400000

Contractor shall provide Contractor Logistical support (CLS) for all fielded Small Unmanned Aircraft Systems

ESTIMATED COST: $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FIXED FEE: $ [***] Total Estimated CPFF $ [***]

(End of narrative B001)

Total Funded Amount
P00010 0013AB $ [***] 0013AC [***] P00014 0013AB [***] 0013AC [***] PZ0016 0013AB [***] 0013AC [***] $[***]

Added by P00063:

SLIN 0013AB has an underrun amount of $[***].

The contractor is authorized to bill against SLIN 0013AB in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0013AA $[***] Base Cost Overrun

The billable total for SLIN 0013AB shall not exceed $[***].

(End of narrative B002)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0013AB. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $ [***] TOTAL CPFF $[***]

(End of narrative B003)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SOW 3.3.3.2.1 PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

REL CD QUANTITY DATE 001 0 16-JUN-2007 $ [***]

0013AC	ADDITIONAL FUNDING FOR CLIN 0013AB				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLIN 0013AB ADDITIONAL FUNDS PRON: 9U6GRVE5D9 PRON AMD: 05 ACRN: AF AMS CD: 13519700000

Contractor shall provide Contractor Logistical support (CLS) for all fielded Small Unmanned Aircraft Systems

ESTIMATED COST: $ [***] FIXED FEE: $ [***] Total Estimated CPFF $ [***]

Added by P00063:

SLIN 0013AC has an underrun amount of $[***].

The contractor is authorized to bill against SLIN 0013AC in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0013AA $[***] Base Cost Overrun

The billable total for SLIN 0013AC shall not exceed $[***].

(End of narrative B001)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 16-JUN-2007 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0013AD	FY 06 SOCOM LOGISTICS SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CONTRACTOR LOGISTICS SUPPORT PRON: 9U6SOMA1D9 PRON AMD: 02 ACRN: AM AMS CD: 017417DN000

Contractor shall provide Contractor Logistical Support (CLS) for the current fiscal year in accordance with SOW paragraph 3.3.3

ESTIMATED COST: $[***] FIXED FEE: $ [***] Total Estimated CPFF $[***]

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0013AD. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $ [***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 01-APR-2007 $ 329,253.00

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0013AE	ADDITIONAL FUNDING FOR CLIN 0013AB

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLIN 0013AB ADDITIONAL FUNDS PRON: 9U6GRVA1D9 PRON AMD: 03 ACRN: AF AMS CD: 13519700000

Contractor shall provide Contractor Logistical support (CLS) for all fielded Small Unmanned Aircraft Systems

ESTIMATED COST: $ FIXED FEE: $ Total Estimated CPFF $ [***]

(End of narrative B001)

The additional funding provided on this SubCLIN has been de-obligated and moved to SubCLIN 00013AC by modification P00013

(End of narrative B002)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 24-FEB-2007

0013AF	ADDITIONAL FUNDING FOR CLIN 0013AB

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLIN 0013AB ADDITIONAL FUNDS PRON: 9U6GRVB8D9 PRON AMD: 03 ACRN: AF AMS CD: 13519700000

Contractor shall provide Contractor Logistical Support (CLS) for all fielded Small Unmanned Aircraft Systems

ESTIMATED COST: $ FIXED FEE: $ Total Estimated CPFF: $

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The additional funding provided on this SubCLIN has been de-obligated and moved to SubCLIN 00013AC by modification P00013

(End of narrative B002)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 24-FEB-2007

0013AG	ADDITIONAL FUNDING FOR CLIN 0013AB

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLIN 0013AB ADDITIONAL FUNDS PRON: 9U6RAV02D9 PRON AMD: 01 ACRN: AJ AMS CD: 11403400000

The additional funding provided on this SubCLIN has been de-obligated and moved to SubCLIN 00013AB by modification P00013.

(End of narrative B001)

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 16-JUN-2007

0013AH	SIX MONTH CONTRACTOR LOGISTIC SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SIX MONTHS OF CLS PRON: 9U7RAV09D9 PRON AMD: 01 ACRN: AR AMS CD: 11403400000

Contractor will provide Contractor Logistics Support for a period of six months for all fielded

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Raven Systems:

Estimated Cost $[***] Fixed Fee $ [***] Total Estimated CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SOW PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 15-DEC-2007 $ [***]

Period of performance is from date of option exercise through six months thereafter

(End of narrative F001)

0013AJ	OPTION - 6 MONTH CONTRACTOR LOGISTIC SUPPORT				$ [***]
				NOT TO EXCEED	$ [***]

NOUN: CONTRACTOR LOGISTIC SUPPORT

Options for a continuation of Contractor Logistics Support for a period of six months each may be exercised unilaterally by the contracting officer any time during the period between execution of modification PZ0016 and thereafter for a period of one year.

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SOW PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Period of performance is from date of option exercise through six months thereafter.

(End of narrative F001)

0013AK	FY 07 OVER AND ABOVE FOR 180 RQ11A SYSTEMS				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: OVER AND ABOVE (O&A) PRON: 9U7RAV08D9 PRON AMD: 02 ACRN: AR AMS CD: 11403400000

The Contractor shall provide refurbishment, reconstitution, and repair work Over and Above current levels of Contractor Logistical Support in support of RQ11A Raven units In Accordance with paragraph 3.3.3.2.4 of the Statement of Work found at Attachment 12 of this contract.

The Raven A to Raven B conversions (Action 1) is hereby definitized as follows:

Estimated Cost $[***] Fixed Fee [***] Total CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 28-AUG-2008

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

$ [***]

0013AL	FUNDING FOR COST OVERRUNS				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FUNDING FOR COST OVERRUNS PRON: 9U6RAV06D9 PRON AMD: 01 ACRN: AJ AMS CD: 11403400000

The additional funding provided on this SLIN is to pay cost overruns on SLINs 0013AA and 0014AA.

The contractor is authorized to bill against SLIN 0013AL in the amounts shown for the indicated SLINs:

SLIN Amount Purpose 0013AA $[***] Base Cost Overrun 0014AA $[***] Base Cost Overrun

Original Estimated Base Price $ [***] Added Cost Overrun $ [***] Original Fixed Fee $ [***] Total Estimated CPFF $ [***]

The billable total for SLIN 0013AL shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2008 $ [***]

0014	FY 06 TRAINING OPTION

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: CPFF PRICED OPTION SECURITY CLASS: Unclassified

0014AA	FY 06 ARMY TRAINING				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: TRAINING PRON: 9U6GRVB8D9 PRON AMD: 04 ACRN: AF AMS CD: 13519700000

PRICED OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems

ESTIMATED COST: $[***] FIXED FEE: $ [***] ---------- Total Estimated CPFF $[***]

Added by P00063:

SLIN 0014AA has a cost overrun in the amount of $[***].

The contractor is authorized to bill the following cost overrun on SLIN 0014AA against the SLIN identified:

SLIN to be billed Cost Overrun Amount 0013AL $[***]

The billable total for SLIN 0014AA shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

REL CD QUANTITY DATE 001 0 08-MAR-2007 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0014AB	SOCOM NEW EQUIPMENT TRAINING				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: TRAINING PRON: 9U6USOCOM5 PRON AMD: 04 ACRN: AL AMS CD: 547UVP00000

Contractor shall provide New Equipment Training for the current fiscal year In Accordance With SOW 3.3.3.1

ESTIMATED COST: $[***] FIXED FEE: $ [***] ---------- Total Estimated CPFF $[***]

Added by P00063

SLIN 0014AB has a cost overrun in the amount of $[***].

The contractor is authorized to bill the following cost overrun on SLIN 0014AB against the SLIN identified below:

SLIN to be billed Cost Overrun Amount 0014AC $[***] 0021AG $[***]

The billable total for SLIN 0014AB shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 08-MAR-2007 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0014AC	FUNDING FOR COST OVERRUN ON SLIN 0014AB				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FUNDING FOR COST OVERRUN PRON: 9U6SCM10D9 PRON AMD: 01 ACRN: CQ AMS CD: 547UVP00000

The additional funding provided on this SLIN is to pay for a cost overrun on SLIN 0014AB.

The contractor is authorized to bill against SLIN 0014AC in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0014AB $[***] Base Cost Overrun

Original Estimated Base Price $ [***] Added Cost Overrun $[***] Original Fixed Fee $ [***] Total Estimated CPFF $[***]

The billable total for SLIN 0014AC shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2008 $ [***]

0015	LRIP II INITIAL SPARES PACKAGE

	NSN: 0000-00-000-0000 NOUN: INITIAL SPARES PACKAGE SECURITY CLASS: Unclassified

0015AA	LRIP II INITIAL SPARES PACKAGE	106	EA	[***] See Range Pricing	$ [***]

	NOUN: P/N 51009 LRIP II ISP PRON: 9U6R44A2D9 PRON AMD: 01 ACRN: AG AMS CD: 52809563064

	Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 376 $[***]

	Contractor shall provide from 1 to 376 Initial Spares Packages to support CLIN 0010 FRP SUAV systems.

	(End of narrative B001)

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                 SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH60799U02      Y00000    M                                         1

                                PROJ CD              BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                     13-OCT-2006

   002                                         [***]                                     27-OCT-2006

   003                                         [***]                                    10-NOV-2006

   004                                         [***]                                    24-NOV-2006

   005                                         [***]                                     08-DEC-2006

   006                                         [***]                                     22-DEC-2006

   007                                         [***]                                     12-JAN-2007

   008                                         [***]                                     26-JAN-2007

   009                                         [***]                                     09-FEB-2007

   010                                         [***]                                     23-FEB-2007

   011                                         [***]                                    09-MAR-2007

   012                                         [***]                                    23-MAR-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0015AB	SOCOM INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] LRIP ISP PRON: 9U6USOCOM6 PRON AMD: 07 ACRN: AK

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

AMS CD: 547UVP00000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SOW 3.3.2.1.1 PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH61669U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 09-MAR-2007 002 [***] 23-MAR-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0015AC	SOCOM TYPE I INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] TYPE I ISP
PRON: 9U6USOCOM6 PRON AMD: 07 ACRN: AK
AMS CD: 547UVP00000

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.3.2.1.2.1
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC                                                 SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH61669U01      Y00000    M                                         1

                                PROJ CD               BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                    14-JUL-2006

   002                                         [***]                                    28-JUL-2006

   003                                         [***]                                   11-AUG-2006

   004                                         [***]                                   25-AUG-2006

   005                                         [***]                                    15-SEP-2006

   006                                         [***]                                    29-SEP-2006

   007                                         [***]                                   13-OCT-2006

   008                                         [***]                                   10-NOV-2006

   009                                         [***]                                   24-NOV-2006

   010                                         [***]                                   08-DEC-2006

   011                                         [***]                                   22-DEC-2006

   012                                         [***]                                   12-JAN-2007

   013                                         [***]                                   26-JAN-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0015AD	SOCOM TYPE II INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N 51009-002 TYPE II ISP
PRON: 9U6USOCOM6 PRON AMD: 07 ACRN: AK
AMS CD: 547UVP00000

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.3.2.1.2.2
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH61669U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 15-SEP-2006 002 [***] 29-SEP-2006 003 [***] 27-OCT-2006

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0015AE	SOCOM TYPE II INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] TYPE II ISP
PRON: 9U6USOCOM8 PRON AMD: 08 ACRN: AK
AMS CD: 547UVP00000

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW 3.3.2.1.2.2
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH61729U01 Y00000 M 1

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 27-OCT-2006 002 [***] 10-NOV-2006 003 [***] 09-FEB-2007 004 [***] 23-FEB-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0015AF	LRIP II MARINE CORPS INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N 51009 LRIP II ISP
PRON: 9U6REDA2D9 PRON AMD: 01 ACRN: AN
AMS CD: 53900018187

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                     SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH62559U02      Y00000    M                                         1

                                PROJ CD               BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                    09-FEB-2007

   002                                         [***]                                    23-FEB-2007

   003                                         [***]                                   09-MAR-2007

   004                                         [***]                                   23-MAR-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0015AG	LRIP II MARINE CORPS INITIAL SPARES PACKAGES	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N 51009 LRIP II ISP
PRON: 9U645006D9 PRON AMD: 02 ACRN: AP
CUSTOMER ORDER NO: M9545006MPR6EB7

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH62699U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 09-FEB-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0016	FY 06 DATA - FOR CLINS 10 - 15			$ ** NSP **	$ ** NSP **

NOUN: DATA

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECURITY CLASS: Unclassified

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE CDRL’S PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: A

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

0017	FY 07 SUA SYSTEMS

NSN: 0000-00-000-0000 NOUN: RAVEN SYSTEM FSCM: 1550 PART NR: 01-538-9256 SECURITY CLASS: Unclassified

0017AA	FY 07 SUA SYSTEMS - ARMY	[***]	EA	[***] See Range Pricing	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***]RAVEN SYSTEM PRON: 9U6R44A4D9 PRON AMD: 01 ACRN: AG AMS CD: 52809563064

Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 307 $[***]

ORIGINAL OPTION PRICE RANGE CHART

Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
[***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 307 $[***]

NTE:

Contractor shall provide from 1 to 307 each SUA Systems.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH63569U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007 002 [***] 18-MAY-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance

(End of narrative F001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0017AB	FY O7 SUA SYSYEM – ARMY	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7R44A1D9 PRON AMD: 01 ACRN: AT
AMS CD: 52809563063

NTE:

Contractor shall provide from 1 to 307 each SUAV systems.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH63569U03 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 01-JUN-2007 002 [***] 29-JUN-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0017AC	FY 07 SUA SYSTEM - SOCOM	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7USOCOM2 PRON AMD: 02 ACRN: AU
AMS CD: 54URPU00000

NTE:

Contractor shall provide from 1 to 307 each SUAV systems.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                 SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH70179U02      Y00000    M                                         1

                                PROJ CD               BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                  04-MAY-2007

   002                                         [***]                                  18-MAY-2007

   003                                         [***]                                   01-JUN-2007

   004                                         [***]                                   15-JUN-2007

   005                                         [***]                                    13-JUL-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

   006                                         [***]                                    27-JUL-2007

   007                                         [***]                                   10-AUG-2007

   008                                         [***]                                   24-AUG-2007

   009                                         [***]                                    07-SEP-2007

   010                                         [***]                                   05-OCT-2007

   011                                         [***]                                   19-OCT-2007

   012                                         [***]                                   02-NOV-2007

   013                                         [***]                                   16-NOV-2007

   014                                         [***]                                   30-NOV-2007

   015                                         [***]                                   14-DEC-2007

   016                                         [***]                                   28-DEC-2007

   017                                         [***]                                   11-JAN-2008

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0017AD	FY 07 SUA SYSTEM - SOCOM	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7USOCOM2 PRON AMD: 02 ACRN: AU
AMS CD: 54URPU00000

NTE:

Contractor shall provide from 1 to 307 each SUAV systems.

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                 SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH70179U02      Y00000    M                                         1

                                PROJ CD               BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                  04-MAY-2007

   002                                         [***]                                  18-MAY-2007

   003                                         [***]                                   15-JUN-2007

   004                                         [***]                                   05-OCT-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AE	FY 07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***]RAVEN SYSTEM
PRON: 9U7MARINE7 PRON AMD: 02 ACRN: BK
CUSTOMER ORDER NO: M9545007MP74087

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71779U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AF	FY 07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7MARINE7 PRON AMD: 02 ACRN: BK
CUSTOMER ORDER NO: M9545007MP74087

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71779U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

002 [***] 18-MAY-2007 003 [***] 01-JUN-2007 004 [***] 15-JUN-2007 005 [***] 29-JUN-2007 006 [***] 13-JUL-2007 007 [***] 10-AUG-2007 008 [***] 07-SEP-2007 009 [***] 05-OCT-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AG	OPTION - - ARMY STANDARD SYSTEM			$ [***]

NOUN: OPTION - P/N [***]

Firm Fixed Price Option:

The contractor shall provide 1 to [***] each Small Unmanned Aircraft Systems at a Firm Fixed Price in accordance with Special Provision H-8

Range Quantities FROM TO UNIT PRICE 1 [***] $[***]

The option on this SubCLIN may be exercised multiple times. The total quantity that may be exercised on SubCLINs 0017AG and 0017AH will not exceed [***]

Original Total [***] Purchased on P00028 - [***] Total Available Remaining [***] Available Remaining [***] Purchased on P00031 - [***] Total Available Remaining [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Available Remaining [***] Purchased on P00037 - [***] Total Available Remaining [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0017AH	OPTION - ARMY STANDARD SYSTEM			$ NOT TO EXCEED	$ [***]

NOUN: OPTION - ARMY STANDARD SYSTEM

Range Quantities FROM TO UNIT PRICE 1 [***] $[***]

NTE PRICED OPTION:

The contractor shall provide from 1 to [***] Small Unmanned Aircraft Systems.

The option on this SubCLIN may be exercised multiple times. The total quantity that may be exercised on SubCLINs 0017AG and 0017AH will not exceed [***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0017AJ	ARMY STANDARD SYSTEM - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U7R44A8D9 PRON AMD: 02 ACRN: AT
AMS CD: 52809563063

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH70889U30 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 28-JUN-2007 002 [***] 13-JUL-2007 003 [***] 27-JUL-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AK	ARMY STANDARD SYSTEM - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U5R44C3D9 PRON AMD: 03 ACRN: AD
AMS CD: 53900017178

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71289U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 27-JUL-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AL	ARMY STANDARD SYSTEM - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U6R44A6D9 PRON AMD: 01 ACRN: AG
AMS CD: 52809563064

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

001 W81UHH71319U53 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 27-JUL-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AM	ARMY STANDARD SYSTEM - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U7RM4A2D9 PRON AMD: 01 ACRN: AT
AMS CD: 52809563063

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                 SUPPL

REL CD          MILSTRIP               ADDR  SIG CD     MARK FOR  TP CD

 001        W81UHH71649U50       Y00000   M                                         1

                                PROJ CD               BRK BLK PT

                                    GGK

DEL REL CD                  QUANTITY                                 DEL DATE

   001                                         [***]                                   10-AUG-2007

   002                                         [***]                                   24-AUG-2007

   003                                         [***]                                    07-SEP-2007

   004                                         [***]                                    21-SEP-2007

   005                                         [***]                                   05-OCT-2007

FOB POINT: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AN	ARMY STANDARD SYSTEM - FY 07 – USAF	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U7AIRFOR1 PRON AMD: 01 ACRN: BJ
CUSTOMER ORDER NO: F1AF1H7131G001

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH70157U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 05-OCT-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0017AP	FY07 - ARMY STANDARD SYSTEM	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U7R44A9D9 PRON AMD: 01 ACRN: AT

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

AMS CD: 52809563063

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72449U52 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 19-OCT-2007

FOB POINT: Origin

SHIP TO:

0017AQ	FY07 - ARMY STANDARD SYSTEM – USAF	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: RAVEN SYSTEM - P/N [***]
PRON: 9U7DARA1D9 PRON AMD: 01 ACRN: BS
AMS CD: 7410AL40000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72629U50 Y00000 M 1 PROJ CD BRK BLK PT GGK

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
DEL REL CD QUANTITY DEL DATE 001 [***] 19-OCT-2007

FOB POINT: Origin

SHIP TO:

0017AR	FY07 SUA SYSTEM - SOCOM	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***]RAVEN SYSTEM
PRON: 9U7USOCOM7 PRON AMD: 02 ACRN: AU
AMS CD: 54URPU00000

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM SYSTEMS IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin
Government Approval/Disapproval Days: 0

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72110041 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin

SHIP TO:

0017AS	FY07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7MARIN16 PRON AMD: 02 ACRN: BU
CUSTOMER ORDER NO: M9545007MP74843

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SYSTEMS IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72449U51 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin

SHIP TO:

0017AT	FY07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U6MARIN14 PRON AMD: 02 ACRN: BM

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM SYSTEMS IS $[***].

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72359U55 Y00000 M 1 PROJ CD BRK BLK PT

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin

SHIP TO:

0017AU	FY07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***]RAVEN SYSTEM
PRON: 9U6MARIN11 PRON AMD: 02 ACRN: BN

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM SYSTEMS IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72359U52 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin

SHIP TO:

0017AV	FY07 SUA SYSTEM – USMC	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U7MARINE9 PRON AMD: 02 ACRN: BL
CUSTOMER ORDER NO: M9545007MP74086

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SYSTEMS IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72359U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin

SHIP TO:

0018	FY 07 ENGINEERING SERVICES - OPTION

NOUN: CPFF NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0018AA	FY 07 ENGINEERING SERVICES - 0PTION		LO		$ [***]

NOUN: CPFF NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide 2,000 hours of Engineering Service Support(ES) for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST: $[***]

FIXED FEE: $ [***]
-----------------

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Total NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0019	FY 07 ACCOUNTING FOR CONTRACT SERVICES			$ **N/A**	$ [***]

NOUN: CONTRACT SERVICES ACCOUNTING
SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
PRON: 9U5R44C2D9 PRON AMD: 03 ACRN: BE
AMS CD: 53900017178

Contractor shall provide Accounting for Contractor Support Services Support for the Current fiscal year for this contract.

ESTIMATED COST: $[***]

FIXED FEE: $ [***]
----------

Total NTE CPFF $[***]

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM CLIN 0019. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $ [***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JAN-2008 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0020	FY 07 CONTRACTOR LOGISTICS SUPPORT

NOUN: FY 07 CLS
SECURITY CLASS: Unclassified

0020AA	FY 07 CONTRACTOR LOGISTICS SERVICE - ARMY				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: FY 07 CLS
PRON: 9U7GRVA7D9 PRON AMD: 02 ACRN: AQ
AMS CD: 13519700000

NTE

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Contractor shall provide Contractor Logistical Support for the current fiscal year for all fielded Army SUA Systems.

ESTIMATED COST: $[***]

FIXED FEE: $[***]

TOTAL NTE CPFF $[***]

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $3,141.24 ARE DEOBLIGATED FROM SLIN 0020AA. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 15-FEB-2008 $ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0020AB	FY 07 CONTRACTOR LOGISTICAL SUPPORT-SOCOM				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: CLS
PRON: 9U7SOMA1D9 PRON AMD: 03 ACRN: AW
AMS CD: 017417DN000

NTE

Contractor shall provide Contractor Logistical Support for the current fiscal year for all fielded SOCOM SUAV Systems.

ESTIMATED COST: $[***] FIXED FEE: $[***] Total Estimated CPFF $[***]

SLIN 0020AB has a cost overrun amount of $[***].

The contractor is authorized to bill the following cost overrun on SLIN 0020AB against the SLIN identified below:

SLIN Amount Purpose 0020AC $[***] Base Cost Overrun

The billable total for SLIN 0020AB shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2007 $ [***]

0020AC	FUNDING FOR COST OVERRUN ON SLIN 0020AB				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: FUNDING FOR COST OVERRUN
PRON: 9U7SOMA3D9 PRON AMD: 01 ACRN: CR
AMS CD: 017417DN000

The additional funding provided on SLIN 0020AC is to pay a cost overrun on SLIN 0020AB.

The contractor is authorized to bill against SLIN 0020AC in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0020AB $32,696 Base Cost Overrun

Original Estimated Base Price $[***] Added Cost Overrun $[***] Original Fixed Fee $[***] Total Estimated CPFF $[***]

The billable total for SLIN 0020AC shall not exceed $[***].

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0020AC. THE ESTIMATED COST IS $[***]. THERE'S NO FEE ASSOCIATED WITH THIS SLIN.

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2008 $ [***]

0021	FY 07 TRAINING OPTION

NOUN: FY 07 TRAINING OPTION

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECURITY CLASS: Unclassified

Cost Plus Fixed Fee OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUA Systems.

TARGET COST: $[***] FIXED FEE: $[***] TOTAL CLIN CPFF $[***]

(End of narrative B001)

0021AA	ARMY OCONUS GWOT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: GWOT TRAINING
PRON: 9U7RAV01D9 PRON AMD: 08 ACRN: AR
AMS CD: 11403400000

CPFF OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] ------- ESTIMATED TOTAL CPFF $[***]

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0021AA. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 12-NOV-2007

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0021AB	ARMY CONUS GWOT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: GWOT TRAINING
PRON: 9U7GRVA3D9 PRON AMD: 05 ACRN: AQ
AMS CD: 13519700000

CPFF OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] ---------- ESTIMATED TOTAL CPFF $[***]

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0021AB. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SOW
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 12-NOV-2007

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0021AC	SOCOM NEW EQUIPMENT TRAINING (NET)				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: TRAINING - W58RGZ-05-C-0338
PRON: 9U6USOCOM9 PRON AMD: 03 ACRN: AS
AMS CD: 547UVP00000

CPFF OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] -------- ESTIMATED TOTAL CPFF $[***]

Added by P00063:

SLIN 0021AC has a cost overrun amount of $[***].

The contractor is authorized to bill the following cost overrun on SLIN 0021AC against the SLIN identified below:

SLIN to be billed Cost Overrun Amount 0021AG $[***]

The billable total for SLIN 0021AC shall not exceed

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

$[***].

(End of narrative B001

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2007

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0021AD	SOCOM NEW EQUIPMENT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: AV - SOCOM / W58RGZ-05-C-0338
PRON: 9U7USOCOM4 PRON AMD: 02 ACRN: BD
AMS CD: 54URPU00000

CPFF OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] -------- ESTIMATED TOTAL CPFF $[***]

Added by P00063:

SLIN 0021AD has a cost overrun amount of $[***].

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The contractor is authorized to bill the following cost overrun on SLIN 0021AD against the SLIN identified below:

SLIN to be billed Cost Overrun Amount 0021AH $[***] 0021AK $[***]

The billable total for SLIN 0021AD shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2007

$ [***]

0021AE	ARMY CONUS GWOT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: GWOT TRAINING
PRON: 9U7RAV01D9 PRON AMD: 08 ACRN: AR
AMS CD: 11403400000

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SOCOM SUA Systems.

TARGET COST: $[***] FIXED FEE: $[***] TOTAL ESTIMATED CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0021AE. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 12-NOV-2007

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0021AF	ARMY NEW EQUIPMENT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: AV W58RGZ-05-C-0338/NET
PRON: 9U7R44A7D9 PRON AMD: 04 ACRN: BG
AMS CD: 52809563063

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SOCOM SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] TOTAL ESTIMATED CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0021AF. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-DEC-2007

$ [***]

0021AG	SOCOM NEW EQUIPMENT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: AV - SOCOM/W58RGZ-05-C-0338
PRON: 9U6USOCM10 PRON AMD: 03 ACRN: AL
AMS CD: 547UVP00000

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SOCOM SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] TOTAL ESTIMATED CPFF $[***]

Added by P00063:

SLIN 0021AG has a cost underrun amount of $[***].

The contractor is authorized to bill against SLIN

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0021AG in the amounts shown for the indicated SLIN:

SLIN Amount Purpose 0014AB $[***] Base Cost Overrun 0021AC $[***] Base Cost Overrun

The billable total for SLIN 0021AG shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2007

$ [***]

0021AH	SOCOM NEW EQUIPMENT TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: AV W58RGZ-05-C-0338
PRON: 9U7USOCOM5 PRON AMD: 04 ACRN: BD
AMS CD: 54URPU00000

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SOCOM SUAV Systems.

TARGET COST: $[***] FIXED FEE: $[***] TOTAL ESTIMATED CPFF $[***]

Added by P00063:

SLIN 0021AH has a cost underrun amount of $[***].

The contractor is authorized to bill against SLIN 0021AH in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0021AD $[***] Base Cost Overrun

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The billable total for SLIN 0021AH shall not exceed $[***].

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $452.48 ARE DEOBLIGATED FROM SLIN 0021AH. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2007

$ [***]

0021AJ	USMC IK&P – OPERATOR TRAINING				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: IK&P - OPERATOR TRAINING
PRON: 9U7MARINE6 PRON AMD: 03 ACRN: BL
CUSTOMER ORDER NO: M9545007MP74086

Contractor shall provide Training Support (TS) for the furrent fiscal year for all fielded USMC SUA Systems

TARGET COST: $[***] FIXED FEE: $[***] TOTAL ESTIMATED CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 12-NOV-2007

$ [***]

0021AK	FUNDING FOR COST OVERRUN ON SLIN 0021AD				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: FUNDING FOR COST OVERRUN
PRON: 9U7SCM11D9 PRON AMD: 01 ACRN: BY
AMS CD: 54URPU00000

The additional funding provided on this SLIN is to pay for a cost overrun on SLIN 0021AD.

The contractor is authorized to bill against SLIN 0021AK in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0021AD $[***] Base Cost Overrun

The billable total for SLIN 0021AK shall not exceed $[***].

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $3,001.09 ARE DEOBLIGATED FROM SLIN 0021AK. THE ESTIMATED COST IS $[***]. THERE'S NO FEE ASSOCIATED WITH THIS SLIN.

(End of narrative B002)

Description/Specs./Work Statement

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 12-SEP-2008

$ [***]

0022	FY 07 INITIAL SPARES PACKAGE

NSN: 0000-00-000-0000
NOUN: ISP
SECURITY CLASS: Unclassified

0022AA	FY 07 INITIAL SPARES PACKAGE -	[***]	EA	[***] See Range Pricing	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] ISP
PRON: 9U5R44B9D9 PRON AMD: 01 ACRN: AX
AMS CD: 53900017178

Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 307 $[***]

ORIGINAL OPTION PRICE RANGE CHART

Range Quantities FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

[***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] 307 $[***]

NTE:

Contractor shall provide 1 to 307 Initial Spares Packages (ISP) for the current fiscal year for all fielded SUA Systems.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH63569U02 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007 002 [***] 18-MAY-2007

FOB POINT: Origin

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative F001)

0022AB	FY 07 INITIAL SPARES PACKAGE -	[***]	EA	$ [***]_	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] ISP
PRON: 9U7R44A2D9 PRON AMD: 01 ACRN: AY
AMS CD: 52809563063

NTE:

Contractor shall provide 1 to 307 Initial Spares Packages (ISP) for the current fiscal year for all fielded SUA Systems.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH63569U04 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 18-MAY-2007 002 [***] 01-JUN-2007 003 [***] 29-JUN-2007

FOB POINT: Origin

SHIP TO:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0022AC	FY 07 INITIAL SPARES PACKAGE – SOCOM	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: PN [***] - ISP
PRON: 9U7USOCOM1 PRON AMD: 02 ACRN: AZ
AMS CD: 54URPU00000

NTE:

Contractor shall provide 1 to [***] Initial Spares Packages (ISP) for the current fiscal year for all SOCOM fielded SUA Systems.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH70179U01 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

002 [***] 18-MAY-2007 003 [***] 15-JUN-2007 004 [***] 19-JUN-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0022AD	FY 07 INITIAL SPARES PACKAGE -SOCOM	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP PRON: 9U7USOCOM3 PRON AMD: 02 ACRN: AZ AMS CD: 54URPU00000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH70179U03    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                04-MAY-2007

         002                                               [***]                18-MAY-2007

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

         003                                               [***]                  01-JUN-2007

         004                                               [***]                  15-JUN-2007

         005                                               [***]                  13-JUL-2007

         006                                               [***]                  27-JUL-2007

         007                                               [***]                 10-AUG-2007

         008                                               [***]                 24-AUG-2007

         009                                               [***]                  07-SEP-2007

         010                                               [***]                 05-OCT-2007

         011                                               [***]                 19-OCT-2007

         012                                               [***]                 02-NOV-2007

         013                                               [***]                 16-NOV-2007

         014                                               [***]                 30-NOV-2007

         015                                               [***]                 14-DEC-2007

         016                                               [***]                 28-DEC-2007

         017                                               [***]                  11-JAN-2008

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AE	FY 07 INITIAL SPARES PACKAGES-USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP PRON: 9U6MARINE3 PRON AMD: 02 ACRN: BM CUSTOMER ORDER NO: M9545007MP64941

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71789U53 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AF	FY 07 INITIAL SPARES PACKAGE-USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] - ISP PRON: 9U6MARINE4 PRON AMD: 02 ACRN: BN CUSTOMER ORDER NO: M9545007MP64944

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71789U54 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 04-MAY-2007

FOB POINT: Origin SHIP TO:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AG	FY 07 INITIAL SPARES PACKAGE - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP TYPE I PRON: 9U7MARINE8 PRON AMD: 04 ACRN: BK CUSTOMER ORDER NO: M9545007MP74087

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH71789U51    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                04-MAY-2007

         002                                               [***]                18-MAY-2007

         003                                               [***]                  01-JUN-2007

         004                                               [***]                  15-JUN-2007

         005                                               [***]                  29-JUN-2007

         006                                               [***]                  13-JUL-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0022AH	FY 07 INITIAL SPARES PACKAGE-USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] - ISP PRON: 9U6MARINE4 PRON AMD: 02 ACRN: BN CUSTOMER ORDER NO: M9545007MP64944

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH71789U54    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 10-AUG-2007

         002                                               [***]                  07-SEP-2007

         003                                               [***]                 05-OCT-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AJ	FY 07 INITIAL SPARES PACKAGE – USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP TYPE1 PRON: 9U7MARINE5 PRON AMD: 02 ACRN: BL CUSTOMER ORDER NO: M9545007MP74086

Description/Specs./Work Statement

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71789U52 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 05-OCT-2007

FOB POINT: Origin SHIP TO:

0022AK	OPTION - [***] INITIAL SPARES PACKAGES			$ [***]

NOUN: OPTION FOR P/N [***]

Firm Fixed Price OPTION:

Contractor shall provide 1 to [***] each Standard Army Initial Spares Packages at a Firm Fixed Price of $[***].

Range Quantities

FROM TO UNIT PRICE 1 [***] $[***]

The option on this SubCLIN may be exercised multiple times. The total quantity that may be exercised on SubCLINs 0022AK and 0022AL will not exceed [***].

Original Total [***] Purchased on P00028 -[***] Total Available Remaining [***]

Available Remaining [***] Purchased on P00031 -[***] Total Available Remaining [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Available Remaining [***] Purchased on P00037 -[***] Total Available Remaining [***]

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

0022AL	OPTION -ARMY STANDARD INITIAL SPARES PACKAGE			$ NOT TO EXCEED	$ [***]

NOUN: OPTION - ARMY STANDARD ISP

Range Quantities
FROM TO UNIT PRICES 1 [***] $[***]

NTE PRICED OPTION:

The contractor shall provide from 1 to [***] Initial Spares Packages.

The option on this SubCLIN may be exercised multiple times. The total quantity that may be exercised on SubCLINs 0022AK and 0022AL will not exceed [***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

0022AM	INITIAL SPARES PACKAGE - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U7R44A6D9 PRON AMD: 02 ACRN: AY AMS CD: 52809563063

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH70879U03    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                  28-JUN-2007

         002                                               [***]                  13-JUL-2007

         003                                               [***]                  27-JUL-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AN	INITIAL SPARES PACKAGE - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U5R44C4D9 PRON AMD: 02 ACRN: AX AMS CD: 53900017178

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71319U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 27-JUL-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AP	INITIAL SPARES PACKAGES - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U6R44A5D9 PRON AMD: 01 ACRN: BF AMS CD: 52809563064

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71319U52 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 27-JUL-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AQ	INITIAL SPARES PACKAGE - FY 07	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U7RM4A1D9 PRON AMD: 01 ACRN: AY AMS CD: 52809563063

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH71639U51    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 10-AUG-2007

         002                                               [***]                 24-AUG-2007

         003                                               [***]                  07-SEP-2007

         004                                               [***]                  21-SEP-2007

         005                                               [***]                 05-OCT-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AR	INITIAL SPARES PACKAGE - FY 07 - USAF	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U7AIRFOR3 PRON AMD: 01 ACRN: BJ CUSTOMER ORDER NO: F1AF1H7131G001

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH71649U51 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 05-OCT-2007

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0022AS	FY07 INITIAL SPARES PACKAGE	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP - P/N [***] PRON: 9U7R44B1D9 PRON AMD: 01 ACRN: AY AMS CD: 52809563063

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 20 details a Standard ISP

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72449U53 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 19-OCT-2007

FOB POINT: Origin SHIP TO:

0022AT	FY07 INITIAL SPARES PACKAGE - USAF	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: ISP P/N [***] PRON: 9U7DARA2D9 PRON AMD: 01 ACRN: BT AMS CD: 7410AL40000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 20 details a Standard ISP

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72629U51 Y00000 M 1 PROJ CD BRK BLK PT GGK

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DEL REL CD QUANTITY DEL DATE 001 [***] 19-OCT-2007

FOB POINT: Origin SHIP TO:

0022AU	FY07 INITIAL SPARES PACKAGE - SOCOM	[***]	EA	$ [***]	$ [***]

NOUN: P/N [***] PRON: 9U7USOCOM6 PRON AMD: 04 ACRN: AZ AMS CD: 54URPU00000

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 21 details a Type I ISP

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72110040 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin SHIP TO:

0022AV	FY07 INITIAL SPARES PACKAGE - USMC	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: ISP - P/N [***] PRON: 9U7MARIN15 PRON AMD: 03 ACRN: BU CUSTOMER ORDER NO: M954007MP74843

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 21 details a Type I ISP

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72449U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin SHIP TO:

0022AW	FY07 INITIAL SPARES PACKAGE - USMC	[***]	EA	$ [***]	$ [***]

NOUN: ISP - P/N [***] PRON: 9U7MARIN17 PRON AMD: 02 ACRN: BK CUSTOMER ORDER NO: M9545007MP74087

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***].

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 21 details a Type I ISP

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72619U50 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin SHIP TO:

0022AX	FY07 INITIAL SPARES PACKAGE- USMC	[***]	EA	$ [***]	$ [***]

NOUN: ISP - P/N [***] PRON: 9U6MARIN12 PRON AMD: 03 ACRN: BN THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 21 details a Type I ISP

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72359U53 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008

FOB POINT: Origin SHIP TO:

0022AY	FY07 INITIAL SPARES PACKAGE - USMC	[***]	EA	$ [***]	$ [***]

NOUN: ISP - P/N [***] PRON: 9U6MARIN13 PRON AMD: 03 ACRN: BM

THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Attachment 21 details a Type I ISP

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH72359U54 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 08-FEB-2008 FOB POINT: Origin SHIP TO:

0022AZ	FY07 INITIAL SPARES PACKAGE - USMC NOUN: ISP - P/N [***] PRON: 9U7MARIN10 PRON AMD: 03 ACRN: BL THE DEFINITIZED UNIT PRICE FOR TYPE I SOCOM ISPs IS $[***]. (End of narrative B001)	[***]	EA	$ [***]	$ [***]
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Attachment 21 details a Type I ISP (End of narrative C001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin                  ACCEPTANCE: Origin

Deliveries or Performance

DOC                                    SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

  001   W81UHH72359U51                   Y00000          M                                             1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY     DEL DATE

    001                                        [***]                                   08-FEB-2008

FOB POINT:  Origin

SHIP TO:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023

FY 07 DATA OPTION - FOR CLINS 17 - 22

SECURITY CLASS: Unclassified

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  SEE CDRL'S

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: A

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

				$ ** NSP **	$ ** NSP**

0024	FY 08 FRP SUAV SYSTEMS NSN: 0000-00-000-0000 NOUN: FY 08 FRP SUAV SYSTEMS SECURITY CLASS: Unclassified

0024AA

FY 08 FRP SUAV SYSTEMS - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U8R44A3D9             PRON AMD: 03                ACRN: BZ

AMS CD: 52809563062

                        Range Quantities

FROM                    TO                          UNIT PRICE

1                              10                       $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] each SUAV systems.

		[***]	EA	[***] See Range Pricing	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(End of narrative B001)
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Packaging and Marking See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                    SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

  001   W81UHH80249U50                   Y00000          M                                             1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY     DEL DATE

    001                                         [***]          15-FEB-2008

    002                                         [***]          22-FEB-2008

    003                                         [***]          07-MAR-2008

    004                                         [***]          21-MAR-2008

    005                                         [***]          04-APR-2008

    006                                         [***]          18-APR-2008

    007                                         [***]          02-MAY-2008

FOB POINT: Origin

SHIP TO:

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024AB

FY 08 FRP SUAV SYSTEMS - ARMY

CLIN CONTRACT TYPE:

   Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U7R44B4D9             PRON AMD: 02                ACRN: AT

AMS CD: 52809563063

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

		[***]	EA	$ [***]	$ [***]

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                    SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

  001   W81UHH80319U50                   Y00000          M                                             1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY     DEL DATE

    001                                         [***]          22-AUG-2008

FOB POINT: Origin

SHIP TO:

0024AC

FY 08 FRP SUAV SYSTEMS – USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEMS

PRON: 9U8MARINE3            PRON AMD: 02            ACRN: CG

CUSTOMER ORDER NO: M9545008MP84146

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

		[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Packaging and Marking See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                    SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

  001   W81UHH80093U50                   Y00000          M                                             1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY     DEL DATE

    001                                         [***]          22-FEB-2008

    002                                         [***]          07-MAR-2008

    003                                         [***]          21-MAR-2008

    004                                         [***]          04-APR-2008

    005                                         [***]          18-APR-2008

FOB POINT: Origin

SHIP TO:

0024AD

FY 08 FRP SUAV SYSTEMS - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U8R44A3D9                 PRON AMD: 03            ACRN: BZ

AMS CD: 52809563062

This SLIN transfers the remaining [***] Army
systems from SLIN 0024AA that have to be
delivered and establishes the new unit
prices for ECP Rev 001.

(End of narrative B001)

		[***]	EA	$ [***]	$ [***]
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Packaging and Marking

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                    SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

  001   W81UHH80249U50                   Y00000          M                                             1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY     DEL DATE

    001                                         [***]          18-JUL-2008

    002                                         [***]          01-AUG-2008

    003                                         [***]          08-AUG-2008

    004                                         [***]          22-AUG-2008

    005                                         [***]          05-SEP-2008

FOB POINT: Origin

SHIP TO:

0025	FY 08 ENGINEERING SERVICES - OPTION NOUN: FY 08 ENGINEERING SERVICES SECURITY CLASS: Unclassified

0025AA

FY 08 ENGINEERING SERVICES

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: ENGINEERING SERVICES

PRON: 9U8SUAV1D9                PRON AMD: 01            ACRN: CB

AMS CD:     375204D1000

Contractor shall provide 2,000 hours of
Engineering Service Support(ES) for the
current fiscal year for all fielded
SUAV Systems.

ESTIMATED COST:             $[***]

FIXED FEE:                             $[***]

Total CPFF                               $[***]

			Lo		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0025AA. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST          $[***]

FIXED FEE                         $[***]

TOTAL CPFF                     $[***]

(End of narrative B002)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          31-DEC-2008

$  [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0026

FY 08 ACCOUNTING FOR CONTRACT SERVICES

NOUN: OPTION CLINS 24-30

SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

PRON: 9U8RAVA3D9           PRON AMD: 01                ACRN: CC

AMS CD:     11403400000

Contractor shall provide 24 hours of Accounting for Contractor Services Support for the current fiscal year for this contract.

			LO	$ ** N/A **	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
ESTIMATED COST: $[***] FIXED FEE: $[***] Total CPFF $[***] (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          03-FEB-2008

$  [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0027	FY 08 CONTRACTOR LOGISTICS SUPPORT NOUN: CLS SECURITY CLASS: Unclassified

0027AA

FY 08 CONTRACTOR LOGISTICS SUPPORT

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: CLS

PRON: 9U8RAV01D9            PRON AMD: 01                ACRN: CF

AMS CD:     11403400000

Contractor shall provide Contractor Logistics Support (CLS) for the current fiscal year for all fielded SUAV Systems for Iraq.

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
ESTIMATED COST: $[***] FIXED FEE: $[***] Total CPFF $[***] (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          31-JAN-2009

$  [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0027AB

FY 08 CONTRACTOR LOGISTICS SUPPORT

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: CLS

PRON: 9U8AFGA1D9       PRON AMD: 01            ACRN: CF

AMS CD: 11403400000

Contractor shall provide Contractor
Logistics Support (CLS) for the current fiscal year for all fielded SUAV Systems for Afghanistan.

ESTIMATED COST:             $[***]

FIXED FEE:                             $[***]

Total CPFF                               $[***]

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          31-JAN-2008

$  [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0028	FY 08 TRAINING OPTION NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0028AA

FY 08 TRAINING - OPTION

NOUN: NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST:(LESS P00063)                                  $[***]

FIXED FEE:(LESS P00063)                                         $[***]

TOTAL NTE CPFF           (LESS P00063)                  $[***]

(End of narrative B001)

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0028AB

ARMY NEW EQUIPMENT TRAINING (NET)

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: ARMY NET

PRON: 9U8R44A1D9         PRON AMD: 05                    ACRN: BX

AMS CD: 52809563062

The total negotiated amount for FY 08 Army NET
is $2,179,206 and is broken out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

Added by P00063:

SLIN 0028AB has a cost overrun in the amount of $292,000.

The contractor is authorized to bill the following cost overrun on SLIN 0028AB against the SLINs identified:

SLIN to be billed                                       Cost Overrun Amount

SLIN 0028AG                                            $[***]

SLIN 0028AH                                            $[***]

SLIN 0028AJ                                              $[***]

                                                Total              $[***]

The billable total for SLIN 0028AB shall not exceed $[***].

(End of narrative B001)

$ [***]
Description/Specs./Work Statement

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          30-DEC-2008

$  [***]

0028AC

USMC TRAINING

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: USMC TRAINING

PRON: 9U8MAR36D9       PRON AMD: 01                ACRN: BW

CUSTOMER ORDER NO: M9545008MP84036

The total negotiated amount for FY 08 USMC training is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

(End of narrative B001)

$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          30-NOV-2008

$  [***]

0028AD	FY 08 SOCOM NEW EQUIPMENT TRAINING (NET)				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: SOCOM NET TRAINING
PRON: 9U7USOCOM9      PRON AMD: 05                ACRN: BY

AMS CD: 54URPU00000

The total negotiated amount for FY 08
SOCOM NET is $[***] and is broken
out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

This option is incorporated as a priced option. The period of performance is from date of award through 30 Nov 08.

The total funded amount for this SLIN is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

Added by P00068:

Excess funds in the amount of $117,394 are deobligated. The revised total funded amount for this SLIN is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $[***] ARE DEOBLIGATED FROM SLIN 0028AD. THE ESTIMATED COST AND FEE ARE BROKEN OUT AS FOLLOWS:

ESTIMATED COST          $[***]

FIXED FEE                         $[***]

TOTAL CPFF                     $[***]

(End of narrative B002)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2008 $ [***]

0028AE

ADDITIONAL FUNDING FOR SLIN 0028AD

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: SLIN 0028AD ADDITIONAL FUNDS

PRON: 9U6USOCM11       PRON AMD: 01                    ACRN: AL

AMS CD: 547UVP00000

This SLIN provides additional funding for SLIN 0028AD in the total funded amount of $59,187.40 and is broken out as follows:

Cost                                       $[***]

Fee [***]                              [***]

Total CPFF                          $[***]

(End of narrative B001)

$ [***]
Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2008 $ [***]

0028AF

RANGE OPTION 1-5 RAVEN A TRAINING CLASSES

NOUN: RAVEN A TRAINING OPTION

This SLIN is incorporated as a priced range option for 1 - [***] CONUS Raven A Training Classes.

The option exercise period is from date of execution of modification P00054 through
30 Sep 08.

The total negotiated CPFF amount for the 1 - [***] training classes is broken out as follows:

Description                         Cost               Fee                  Total CPFF

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1 Class $[***] $[***] $[***] [***] Classes $[***] $[***] $[***] [***] Classes $[***] $[***] $[***] [***] Classes $[***] $[***] $[***] [***] Classes $[***] $[***] $[***] (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          30-SEP-2008

$  [***]

0028AG

FUNDING FOR COST OVERRUN ON SLIN 0028AB

CLIN CONTRACT TYPE:

     Cost-Plus-Fixed-Fee

NOUN: FUNDING FOR OVERRUN

PRON: 9U8SM4K5D9            PRON AMD: 01            ACRN: BX

AMS CD: 52809563062

The additional funding provided on this SLIN is to pay a cost overrun on SLIN 0028AB.

The contractor is authorized to bill against SLIN 0028AG in the amount shown for the indicated SLIN:

SLIN                      Amount                        Purpose

0028AB                $[***]                           Base Cost Overrun

Original Estimated Base Price               $[***]

Added Cost Overrun                                $[***]

Original Fixed Fee                                     $[***]

Total Estimated CPFF                              $[***]

The billable total for SLIN 0028AG shall not exceed $[***].

(End of narrative B001)

$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          30-NOV-2008

$  [***]

0028AH

FUNDING FOR COST OVERRUN ON SLIN 0028AB

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: FUNDING FOR COST OVERRUN

PRON: 9U7R44B6D9             PRON AMD: 01                ACRN: CS

AMS CD: 52809563063

The additional funding provided on this SLIN is to pay a cost overrun on SLIN 0028AB.

The contractor is authorized to bill against SLIN 0028AH in the amount shown for the indicated SLIN:

SLIN                              Amount                             Purpose

0028AB                        $[***]                               Base Cost Overrun

Original Estimated Base Price               $[***]

Added Cost Overrun                                $[***]

Original Fixed Fee                                     $[***]

Total Estimated CPFF                              $[***]

The billable total for SLIN 0028AH shall not exceed $[***].

(End of narrative B001)

$ [***]
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2008 $ [***]

0028AJ	FUNDING FOR COST OVERRUN ON SLIN 0028AB			$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: FUNDING FOR COST OVERRUN
PRON: 9U8R44A1D9 PRON AMD: 05 ACRN: BX
AMS CD: 52809563062

The additional funding provided on this SLIN is to pay a cost overrun on SLIN 0028AB.

The contractor is authorized to bill against SLIN 0028AJ in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0028AB $[***] Base Cost Overrun

Original Estimated Base Price $ [***] Added Cost Overrun $[***] Original Fixed Fee $[***] Total Estimated CPFF $[***]

The billable total for SLIN 0028AJ shall not exceed $[***].

(End of narrative B001)

ADDED BY P00083:

EXCESS FUNDS IN THE AMOUNT OF $147,051.01 ARE DEOBLIGATED FROM SLIN 0028AJ. THE ESTIMATED COST IS $[***]. THERE'S NO FEE ASSOCIATED WITH THIS SLIN.

(End of narrative B002)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2008

$ [***]

0028AK	ADDITIONAL FY 08 ARMY NET				$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: ADDITIONAL FY 08 ARMY NET
PRON: 9U8SM4K4D9 PRON AMD: 01 ACRN: BX
AMS CD: 52809563062

The total negotiated amount for additional FY 08 Army NET is $[***] and is broken out as follows:

Cost $[***] Fee [***] [***] Total CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-DEC-2009

$ [***]

0029	FY 08 INITIAL SPARES PACKAGE

NSN: 0000-00-000-0000
NOUN: FY 08 INITIAL SPARES PACKAGES
SECURITY CLASS: Unclassified

0029AA	FY 08 INITIAL SPARES PACKAGE - ARMY	[***]	EA	[***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
See Range Pricing

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] ISP
PRON: 9U8R44A4D9 PRON AMD: 02 ACRN: CD
AMS CD: 52809563062

Range Quantities
FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMNT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH80249U51 Y00000 M 1
PROJ CD BRK BLK PT GGK
DEL REL CD QUANTITY DEL DATE 001 [***] 15-FEB-2008 002 [***] 22-FEB-2008

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

003                 [***]              07-MAR-2008

004                 [***]              21-MAR-2008

005                 [***]              04-APR-2008

006                 [***]              18-APR-2008

007                 [***]              02-MAY-2008

008                 [***]              18-JUL-2008

009                 [***]              01-AUG-2008

010                 [***]              08-AUG-2008

011                 [***]              22-AUG-2008

012                 [***]              05-SEP-2008

FOB POINT: Origin

SHIP TO:

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0029AB	FY 08 INITIAL SPARES PACKAGE - ARMY	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] ISP
PRON: 9U7R44B3D9 PRON AMD: 01 ACRN: AY
AMS CD: 52809563063

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH80249U52 Y00000 M 1
PROJ CD BRK BLK PT GGK
DEL REL CD QUANTITY DEL DATE 001 18 22-AUG-2008

FOB POINT: Origin

SHIP TO:

0029AC	FY 08 INITIAL SPARES PACKAGES - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: [***]ISP
PRON: 9U8MARINE4 PRON AMD: 02 ACRN: CG
CUSTOMER ORDER NO: M9545008MP84146

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH80939U51 Y00000 M 1
PROJ CD BRK BLK PT GGK
DEL REL CD QUANTITY DEL DATE 001 [***] 22-FEB-2008 002 [***] 07-MAR-2008 003 [***] 21-MAR-2008 004 [***] 04-APR-2008 005 [***] 18-APR-2008

FOB POINT: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO:

0029AD	FY 08 INITIAL SPARES PACKAGES - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] ISP
PRON: 9U7MARIN18 PRON AMD: 01 ACRN: CE
CUSTOMER ORDER NO: M9545007MP74087

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH80249U54 Y00000 M 1
PROJ CD BRK BLK PT GGK
DEL REL CD QUANTITY DEL DATE 001 21-MAR-2008

FOB POINT: Origin

SHIP TO:

0030	FY 08 DATA OPTION FOR CLINS 24-29 & 50-55			$ ** NSP **	$ ** NSP **

SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
CDRL'S
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

0031	FY 09 FRP SUAV SYSTEMS OPTION

NSN: 0000-00-000-0000
NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0031AA	FY 09 FRP SUAV SYSTEMS – ARMY	[***]	EA	[***]	$ [***]
See Range Pricing

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEMS
PRON: 9U9AP4C4D9 PRON AMD: 02 ACRN: DA
AMS CD: 52809563062

Range Quantities
FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***]

Range Quantities
FROM TO UNIT PRICE 1 10 $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***] [***] [***] $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] each SUAV systems.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH83519U43 Y00000 M 1
PROJ CD BRK BLK PT GGK

DEL REL CD          QUANTITY        DEL DATE

             001                        [***]              06-FEB-2009

             002                        [***]              20-FEB-2009

             003                        [***]              06-MAR-2009

             004                        [***]              03-APR-2009

             005                        [***]              01-MAY-2009

             006                        [***]              29-MAY-2009

             007                        [***]              26-JUN-2009

             008                        [***]              24-JUL-2009

FOB POINT: Origin

SHIP TO:

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0031AB	FY 09 FRP SUAV SYSTEMS - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: P/N [***] RAVEN SYSTEM
PRON: 9U9MARD1D9 PRON AMD: 01 ACRN: DB
CUSTOMER ORDER NO: M9545009MP94080

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH90279U81 Y00000 M 1
PROJ CD BRK BLK PT GGK
DEL REL CD QUANTITY DEL DATE 001 [***] 20-FEB-2009 002 [***] 20-MAR-2009 003 [***] 17-APR-2009

FOB POINT: Origin

SHIP TO:

0032	FY 09 ENGINEERING SERVICES – OPTION

NOUN: CPFF PRICED OPTION
SECURITY CLASS: Unclassified

0032AA	FY 09 ENGINEERING SERVICES - 0PTION		LO		$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: FY09 SUAV ENGR SERVICE OPTION
PRON: 9U9AR4D1D9 PRON AMD: 01 ACRN: CX
AMS CD: 375204D1000

Contractor shall provide 2,000 hours of Engineering Service Support(ES) for the current fiscal year for all fielded SUAV Systems.

Estimated Cost $[***] Fixed Fee $[***] Total CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ADDED BY P00080:

AV IS HEREBY AUTHORIZED TO USE THIS FUNDING IN SUPPORT OF THE RDT&E DDL EFFORT IN ACCORDANCE WITH SOW PARAGRAPH 4.1.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-OCT-2009

$[***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0033	ACCOUNTING FOR CONTRACT SERVICE (CLIN 31-37)		LO		$ [***]

NOUN: FY09 SUAV MANPOWER REPORTING
SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
PRON: 9U9AP4D2D9 PRON AMD: 01 ACRN: CY
AMS CD: 52809563062

Contractor shall provide Accounting for Contractor Services Support for the current fiscal year for this contract.

Estimated Cost $[***] Fixed Fee $[***] Total CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-NOV-2009

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0034	FY 09 CLS (IN SUPPORT OF CLIN 31)- OPTION				$ [***]

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

NTE OPTION:

Contractor shall provide CLS Support for the current fiscal year for all fielded SUAV systems.

The remaining NTE amount for CLS is $787,320.

FY 09 Army CLS is definitized at the CPFF amount of $[***] and is broken out as follows:

Estimated Cost $ [***] Fixed Fee [***] $ [***] Commercial Modules $ [***] Total CPFF $ [***]

The above amount is funded at SLINs 0034AA and 0034AB.

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0034AA	FY 09 CONTRACTOR LOGISTICS SUPPORT		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee PRON: 9U9AM4D1D9 PRON AMD: 01 ACRN: CZ AMS CD: 11403400000

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JAN-2010

$ [***]

(End of narrative F001)

0034AB	FY 09 CONTRACTOR LOGISTICS SUPPORT		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FY09 CLS PRON: 9U9AG4D1D9 PRON AMD: 01 ACRN: DD AMS CD: 13519700000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

REL CD QUANTITY DATE 001 0 31-JAN-2010

$ [***]

$ [***]

0034AC	CLS FOR LEBANON CASE CASE LE-B-WAV	[***]	LO

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CONTRACTOR LOGISTICS SUPPORT PRON: J599UD01D9 PRON AMD: 04 ACRN: DH AMS CD: WAV003 FMS CASE IDENTIFIER: LE-B-WAV

This Cost Plus Fixed Fee SLIN is for Contractor Logistics Support (CLS) for Lebanon Case LE-B-WAV. CLS is to begin in conjunction with training and has a twenty-four month period of performance.

The total negotiated amount for CLS is $312,479 and is broken out as follows:

Cost $[***] Fee [***] $[***] Total CPFF $[***]

The period of performance for CLS shall be from 11 Apr 09 to 09 Apr 11.

The contractor shall not incur any costs associated with CLS prior to the commencement date of 11 Apr 09.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] 09-APR-2011

$ [***]

Lebanon CLS:

SHIP TO CODE – BLE002 FF

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

EMBASSY OF LEBANON C/O EIMSKIP LOGISTICS INC ATTN PAT AMBROSIO 1424 BAKER ROAD VIRGINIA BEACH, VA 23455

MARK FOR CODE - BLEB00

HDQTR COMMANDING GENERAL LEBANESE ARMED FORCES YARZE LEBANON

(End of narrative F001)

0034AD	CATALOG ORDERING LOGISTICS TRACKING SYSTEM		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: COLTS IMPLEMENTATION PRON: 9U9AG4F1D9 PRON AMD: 05 ACRN: DD AMS CD: 13519700000

This SLIN is to incorporate a change order for the implementation and utilization of the

Catalog Ordering Logistcs Tracking System (COLTS).  The negotiated CPFF amount for COLTS is $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Total CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JAN-2010

$ [***]

0035	FY 09 TRAINING (SUPPORT CLIN 0031) -OPTION

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
NOUN: NTE PRICED OPTION SECURITY CLASS: Unclassified

0035AA

FY 09 TRAINING (CLIN 0031 SUPPORT) - OPTION

NOUN: NTE PRICED OPTION

NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

Target Cost: (Less P00076)                   $[***]

Fixed Fee: (Less P00076)                        [***]

Target Cost: (Less P00076)                   $[***]

(End of narrative B001)

			LO		$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0035AB

FY 09 ARMY TRAINING

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: ARMY TRAINING

PRON: 9U9AP4C1D9            PRON AMD: 01                ACRN: CW

AMS CD: 52809563062

The total negotiated amount for FY 09 Army Training is $[***] and is broken out as follows:

$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Cost $[***] Fee [***] [***] Total CPFF $[***] (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                              DATE

  001                                           0                                          31-JAN-2010

$[***]

0035AC

LEBANON TRAINING CASE LE-B-WAV

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: LEBANON TRAINING

PRON: J599UD02D9              PRON AMD: 02                ACRN: DJ

AMS CD: WAV008

FMS CASE IDENTIFIER: LE-B-WAV

Lebanon training at Redstone with Ravens
shall be from 11 Apr 09 to 21 Apr 09.

The total negotiated amount for training is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]                              $[***]

Total CPFF                          $[***]

(End of narrative B001)

		[***]	LO		$ [***]
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 21-APR-2009 $[***]

0036	FY 09 INITIAL SPARES PACKAGE - OPTION NSN: 0000-00-000-0000 NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0036AA

FY 09 INITIAL SPARES PACKAGE - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN ISPS

PRON: 9U9AP4C5D9            PRON AMD: 02                ACRN: DC

AMS CD: 52809563062

                        Range Quantities

FROM                        TO                      UNIT PRICE

1                            10                        $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

                        Range Quantities

FROM                        TO                      UNIT PRICE

1                            10                        $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

(End of narrative B001)

		[***]	EA	[***] See Range Pricing	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMNT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Packaging and Marking See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                       SUPPL

REL CD    MILSTRIP          ADDR          SIG CD      MARK FOR TP CD

001  W81UHH83519U44      Y00000       M                                       1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY          DEL DATE

    001                                         [***]          06-FEB-2009

    002                                         [***]          20-FEB-2009

    003                                         [***]          06-MAR-2009

    004                                         [***]          03-APR-2009

    005                                         [***]          01-MAY-2009

    006                                         [***]          29-MAY-2009

    007                                         [***]          26-JUN-2009

    008                                         [***]          24-JUL-2009

FOB POINT: Origin

SHIP TO:

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0036AB	FY 09 INITIAL SPARES PACKAGE - USMC CLIN CONTRACT TYPE:	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN ISPS

PRON: 9U9MARD2D9          PRON AMD: 01                ACRN: DB

CUSTOMER ORDER NO: M9545009MP94080

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                       SUPPL

REL CD    MILSTRIP       ADDR             SIG CD      MARK FOR TP CD

001 W81UHH90279U82      Y00000          M                                     1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY       DEL DATE

    001                                         [***]          20-FEB-2009

    002                                         [***]        20-MAR-2009

    003                                         [***]          17-APR-2009

FOB POINT: Origin

SHIP TO:

0037

FY 09 DATA OPTION - FOR CLINS 31 - 36

SECURITY CLASS: Unclassified

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  SEE CDRL'S

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: A

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

				$ ** NSP **	$ ** NSP **

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0038	FY 10 FRP SUAV SYSTEMS OPTION NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0038AA

FY 10 FRP SUAV SYSTEMS – OPTION

NOUN: NOT TO EXCEED OPTION

                        Range Quantities

FROM                   TO                       UNIT PRICE

1                             10                        $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] each SUAV systems.

(End of narrative B001)

			EA	See Range Pricing
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Packaging and Marking See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                      SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

 001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(End of narrative F001)

0039	FY 10 ENGINEERING SERVICES - OPTION NOUN: CPFF PRICED OPTION SECURITY CLASS: Unclassified

0039AA

FY 10         ENGINEERING SERVICES - 0PTION

NOUN: CPFF PRICED OPTION

NTE OPTION:

Contractor shall provide 2,000 hours of
Engineering Service Support (ES) for
the current fiscal year for all fielded
SUAV Systems.

ESTIMATED COST:                                $[***]

FIXED FEE:                                                $[***]

                                                                        ----------------

Total NTE CPFF                                        $[***]

(End of narrative B001)

			LO		$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0040

ACCOUNTING FOR CONTRACT SERVCES (CLIN 38-44)

NOUN: NTE PRICED     OPTION SECURITY CLASS: Unclassified

NTE OPTION

ESTIMATED COST:                                $[***]

FIXED FEE:                                                $[***]

                                                                        --------------

Total NTE CPFF                                        $[***]

(End of narrative B001)

			LO		$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0041	FY 10 PBL (IN SUPPORT OF CLIN 38)- OPTION NOUN: NTE PRICED OPTION SECURITY CLASS: Unclassified

0041AA	FY 10 PBL ( CLIN 0038 SUPPORT ) - OPTION NOUN: NTE PRICED OPTION NTE Option: Contractor shall provide PBL Support		LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
for the current fiscal year for all fielded SUAV Systems. Estimated Cost (Less P00086) $[***] Fixed Fee (Less P00086) $[***] Total NTE CPFF (Less P00086) $[***] (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

0041AB

FORWARD REPAIR ACTIVITY IN AFGHANISTAN

NOUN: FRA AFGHANISTAN

This SLIN is to incorporate the priced option for two personnel to set up a Forward Repair Activity in Afghanistan.            The negotiated CPFF amount is $[***] and is broken out as follows:

Estimated Cost                                           $[***]

Fixed Fee                              $[***]

Total CPFF                          $[***]

The option exercise period for this option is from date of award through 29 Sep 10.

(End of narrative B001)

			LO		$ [***]
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 15-MAY-2010

0042	FY 10 TRAINING (SUPPORT CLIN 0038) -OPTION NOUN: NTE PRICED OPTION SECURITY CLASS: Unclassified

0042AA

FY 10 TRAINING (CLIN 0038 SUPPORT) - OPTION

NOUN: NTE PRICED OPTION

NTE Option:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

Estimated Cost (Less P00086)  $[***]

Fixed Fee (Less P00086)             $[***]

Total NTE CPFF (Less P00086)                       $[***]

(End of narrative B001)

			LO		$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

0042AB

NEVADA NATIONAL GUARD NEW EQUIPMENT TRAINING

NOUN: NEVADA NATIONAL GUARD NET

This SLIN is to incorporate the priced option for the Nevada National Guard New Equipment Training. The negotiated CPFF amount is $[***] and is

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
broken out as follows: Estimated Cost $[***] Fixed Fee $[***] Total CPFF $[***] The option exercise period for this option is from date of award through 29 Sep 10. (End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           0                                          21-JAN-2010

0043	FY 10 INITIAL SPARES PACKAGE OPTION NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0043AA

FY 10 INITIAL SPARES PACKAGE OPTION

NOUN: NOT TO EXCEED OPTION

                        Range Quantities

FROM                        TO                      UNIT PRICE

1                              10                       $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

[***]                      [***]                  $[***]

NTE OPTION:

Contractor shall provide from 1 to [***] each Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

(End of narrative B001)

			LO	See Range Pricing

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12 Packaging and Marking See Section D (End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                       SUPPL

REL CD    MILSTRIP       ADDR       SIG CD         MARK FOR    TP CD

 001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0044

FY 10 DATA OPTION - FOR CLINS 38 – 43

SECURITY CLASS: Unclassified

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  SEE CDRL'S

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: A

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

				$ ** NSP **	$ ** NSP **

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0045	PRODUCTION QUANTITY NSN: 1550-01-538-9256 SECURITY CLASS: Unclassified

0045AA

RAVEN SYSTEMS FOR DENMARK FMS CASE DE-B-VKB

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: PART NUMBER [***]

PRON: J579UD06D9      PRON AMD: 01                ACRN: BP

AMS CD: VKB001

FMS CASE IDENTIFIER: DE-B-VKB

The unit price is extended beyond two decimal places in order to properly calculate the total negotiated amount for the systems.

(End of narrative B001)

		[***]	EA	$ [***]	$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 BDE14570609101           BA2VKB    M               BDE100           1

                     PROJ CD          BRK BLK PT

                        9GG                 BDE002

DEL REL CD                     QUANTITY                        DEL DATE

    001                                        [***]                                   21-SEP-2007

FOB POINT: Origin

SHIP TO: Contact DCMA for shipping instructions

MARK FOR:        ARMY MATERIEL COMMAND
SUPPLY DEPOT HJOERRING ARENALVEJ 55
9800 HJOERRING
DENMARK

The systems shall be shipped to the

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
below address: PM UAS 4471 Mercury Road Marshall Space Flight Center, AL 35812. (End of narrative F001)

0046	PRODUCTION QUANTITY NSN: 0000-00-000-0000 SECURITY CLASS: Unclassified

0046AA

*INITIAL & OPERATIONAL SPARES PACKAGES

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: PART NUMBER [***]

PRON: J579UD07D9              PRON AMD: 01                ACRN: BQ

AMS CD: VKB002

FMS CASE IDENTIFIER: DE-B-VKB

1 Lot consists of 12 Initial & Operational Spares Packages.

(End of narrative B001)

		[***]	LO	$ ** N/A **	$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  ISP & OSP*

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 28

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 BDE1457060D002          BA2VKB    M               BDE100          1

                     PROJ CD          BRK BLK PT

                        9GG                  BDE002

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]                                  21-SEP-2007

FOB POINT: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO: Contact DCMA for shipping instructions

MARK FOR:           ARMY MATERIEL COMMAND
SUPPLY DEPOT HJOERRING ARENALVEJ 55
9800 HJOERRING
DENMARK

The Initial & Operational Spares Packages shall be shipped to the below address:

PM UAS

4471 Mercury Road

Marshall Space Flight Center, AL 35812.

(End of narrative F001)

0047	PRODUCTION QUANTITY SECURITY CLASS: Unclassified

0047AA

DENMARK TRAINING FOR CASE DE-B-VBK

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

NOUN: DENMARK TRAINING

PRON: J579UD04D9              PRON AMD: 03                ACRN: BR

AMS CD: VKB011

FMS CASE IDENTIFIER: DE-B-VKB

Denmark training at Redstone with Ravens
shall be from 11 Oct 07 through 20 Oct 07.

The total negotiated amount for training is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]      [***]

Total CPFF  $[***]

Added by P00063:

This SLIN has an overrun amount of $[***]. This SLIN has been increased by $[***] from $[***] to $[***].

The contractor is authorized to bill against SLIN 0047AA in the amount shown for the indicated SLIN:

SLIN                      Amount                        Purpose

0047AA                $[***]   Base Cost Overrun

The billable total for SLIN 0047AA shall not exceed $[***].

		[***]	LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                           [***]                                  20-OCT-2007

$  [***]

0047AB

DENMARK MAINTENANCE TRAINING

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: FMS RAVEN B MAIN TRN

PRON: J599UD12D9              PRON AMD: 01                ACRN: DT

AMS CD: VKB012

Denmark Maintenance Training shall be from date of award through 31 Jan 10.

The total negotiated amount for maintenance training is broken out as follows:

Cost                                       $[***]

Profit [***]  $[***]

Total FFP     $[***]

The FMS Case Identifier for this effort is DE-B-VKB.

(End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

			LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JAN-2010 $ [***]

0048

CLS FOR DENMARK CASE DE-B-VKB - OPTION

NOUN: AV W58RGZ-05-C-0338

SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:

    Cost-Plus-Fixed-Fee

PRON: J579UD03D9              PRON AMD: 01                ACRN: BV

AMS CD: VKB006

FMS CASE IDENTIFIER: DE-B-VKB

This Cost Plus Fixed Fee option is for Contractor Logistics Support (CLS) for Denmark Case DE-B-VKB. CLS is to begin in conjunction with training and has a twenty-four month period of performance.

The total negotiated amount for CLS is $[***] and is broken out as follows:

Cost                                       $[***]

Fee [***]                                [***]

Total CPFF                          $[***]

The period of performance for option CLS shall be from 11 Oct 07 through 10 Oct 09.

CLS shall be reported in accordance with Attachment 29.

The contractor shall not incur any costs associated with CLS prior to the commencement date of 11 Oct 07.

(End of narrative B001)

		[***]	LO		$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH                                                                          PERF COMPL
 REL CD                               QUANTITY                           DATE

  001                                          [***]                                   10-OCT-2009

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
$ [***]

0049

DATA ITEMS FOR CLINS 0045-0048

NOUN: DATA ITEM

SECURITY CLASS: Unclassified

FMS CASE IDENTIFIER: DE-B-VKB

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

 001                                                                                                                    3

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]               SEE DD FORM 1423

FOB POINT: Origin

SHIP TO:

(Y00000)            SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

		[***]	LO	$** NSP **	$** NSP **

0050

FY 08 299 ADDITIONAL ARMY STANDARD SYSTEMS

NSN:             0000-00-000-0000

SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 08 RANGE OPTION FOR AN ADDITIONAL 1 - [***] ARMY STANDARD SYSTEMS. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

THE PERIOD OF PERFORMANCE IS FOR TWELVE MONTHS AFTER OPTION EXERCISE.

THERE ARE 1 - [***] ARMY STANDARD SYSTEMS REMAINING FOR OPTION EXERCISE.

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0050AA

FY 08 SUAV SYSTEM - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U7RAVAF01            PRON AMD: 02            ACRN: CL

CUSTOMER ORDER NO: F4BBP8030G002

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH81719U50       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                                                DEL DATE

    001                                         [***]                                  28-NOV-2008

FOB POINT: Origin

SHIP TO:

		[***]	EA	$ [***]	$ [***]

0050AB

FY 08 SUAV SYSTEM – JNTC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U8RVJNTC1              PRON AMD: 02                ACRN: CM

CUSTOMER ORDER NO: N0006608MPD2314

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

		[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH81749U50       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          28-NOV-2008

FOB POINT: Origin

SHIP TO:

0050AC

FY 08 SUAV SYSTEM - USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEMS

PRON: 9U8MARINE7            PRON AMD: 01            ACRN: CN

CUSTOMER ORDER NO: M9545008MP84451

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC SYSTEMS IS $[***].

(End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC           SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR   TP CD

001 W81UHH81909U51       Y00000       M                                          1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          30-AUG-2008

FOB POINT: Origin

SHIP TO:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0050AD

FY 08 SUAV SYSTEMS - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U8SM4K3D9            PRON AMD: 01                ACRN: BZ

AMS CD: 52809563062

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD     MARK FOR    TP CD

001 W81UHH82139U51       Y00000      M                                            1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          05-SEP-2008

    002                                         [***]          19-SEP-2008

    003                                         [***]          03-OCT-2008

    004                                         [***]          17-OCT-2008

    005                                         [***]          31-OCT-2008

    006                                         [***]          07-NOV-2008

    007                                         [***]          14-NOV-2008

    008                                         [***]          05-DEC-2008

    009                                         [***]          12-DEC-2008

    010                                         [***]          09-JAN-2009

    011                                         [***]          23-JAN-2009

    012                                         [***]          06-FEB-2009

FOB POINT: Origin

SHIP TO:

		[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0050AE

SUAV SYSTEMS - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U8AG1A3D9           PRON AMD: 01                ACRN: BZ

AMS CD: 52809563062

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH83109U41       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                                                DEL DATE

    001                                         [***]          09-JAN-2009

    002                                         [***]          23-JAN-2009

FOB POINT: Origin

SHIP TO:

		[***]	EA	$ [***]	$ [***]

0050AF

SUAV TYPE I SYSTEM - USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] RAVEN SYSTEM

PRON: 9U7MARN2D9          PRON AMD: 01                ACRN: CT

CUSTOMER ORDER NO: M954007MP74843

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

 ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

		[***]	EA	$ [***]	$ 94,986.65

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH83189U46       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          23-JAN-2009

FOB POINT: Origin

SHIP TO:

0050AG

ARMY STANDARD SYSTEM - JPO CHEM BIO DEFENSE

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: RAVEN B SYSTEM (1 EA)

PRON: 9U8JP88BD9              PRON AMD: 01                ACRN: DE

AMS CD:     50604384BP0

CUSTOMER ORDER NO: MIPR9EDATCA188

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH90789U73       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          03-APR-2009

FOB POINT: Origin

SHIP TO:

		[***]	EA	$ [***]	$ [***]

0050AH	RAVEN SYSTEMS FOR LEBANON CASE LE-B-WAV	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: PART NUMBER [***]

PRON: J599UD07D9              PRON AMD: 01                ACRN: DK

AMS CD: WAV001

FMS CASE IDENTIFIER: LE-B-WAV

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 BLEB9N906190013       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

DEL REL CD                     QUANTITY                        DEL DATE

    001                                       [***]                                    15-MAY-2009

FOB POINT: Origin

SHIP TO:

Raven Systems: Commercial Airlift is authorized to:

SHIP TO:           Beirut International Airport
Beirut, Lebanon

MARK FOR:     HDQTR Commanding General
Lebanese Armed Forces
Yarze Lebanon

The wood pallets should be ISPM 15 compliant.

(End of narrative F001)

0050AJ	JPM NBC CONTAMINATION AVOIDANCE - JPM RPI CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: JPM NBC PRON: 9U8A267AD9 PRON AMD: 01 ACRN: DL AMS CD: 30810000000 CUSTOMER ORDER NO: MIPR9FDATCA267	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH90969U91       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                        [***]                                   18-APR-2009

FOB POINT: Origin

SHIP TO:

0050AK

FY 09 SUAV SYSTEM - USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: PN [***] RAVEN SYSTEM

PRON: 9U9MARD3D9          PRON AMD: 02                ACRN: DP

CUSTOMER ORDER NO: M9545009MP94080

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC SYSTEMS IS $[***].

(End of narrative B001)

		[***]	EA	$ [***]	$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                       SUPPL

REL CD        MILSTRIP   ADDR           SIG CD         MARK FOR                        TP CD

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

001 W81UHH92309U60       Y00000      M                                           1

DEL REL CD                     QUANTITY                        DEL DATE

    001                                        [***]                                   30-SEP-2009

FOB POINT: Origin

SHIP TO:

(Y00000)            SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0050AL

FY 10 SUAV SYSTEM – USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: PN [***] RAVEN SYSTEM

PRON: 9U9MARD7D9          PRON AMD: 01                ACRN: DP

CUSTOMER ORDER NO: M9545009MP94080

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC SYSTEMS IS $[***].

(End of narrative B001)

		[***]	EA	$ [***]	$ [***]

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH92449U07       Y00000      M                                           1

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]          30-OCT-2009

FOB POINT: Origin

SHIP TO:

(Y00000)            SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0051

FY 08 299 ADDITIONAL ARMY STANDARD ISPS

NSN:             0000-00-000-0000

SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 08 RANGE OPTION FOR AN ADDITIONAL 1 - [***] ARMY STANDARD INITIAL SPARES PACKAGES. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER ISP IS $[***].

THE PERIOD OF PERFORMANCE IS FOR TWELVE MONTHS AFTER OPTION EXERCISE.

THERE ARE 1 - [***] ARMY STANDARD ISPs REMAINING FOR OPTION EXERCISE.

(End of narrative B001)

0051AA

FY 08 INITIAL SPARES PACKAGE - ARMY

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] ISP

PRON: 9U7RAVAF02            PRON AMD: 01                ACRN: CL

CUSTOMER ORDER NO: F4BBP8030G002

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH81919U50       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                        [***]                                   28-NOV-2008

FOB POINT: Origin

		[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SHIP TO:

0051AB

FY 08 INITIAL SPARES PACKAGE - JNTC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] ISP

PRON: 9U8RVJNTC2              PRON AMD: 01                ACRN: CM

CUSTOMER ORDER NO: N0006608MPD2314

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin     ACCEPTANCE: Origin

Deliveries or Performance

DOC                                              SUPPL

REL CD    MILSTRIP               ADDR       SIG CD      MARK FOR  TP CD

001 W81UHH81909U50       Y00000      M                                           1

                     PROJ CD          BRK BLK PT

                        GGK

DEL REL CD                     QUANTITY                        DEL DATE

    001                                         [***]                                  28-NOV-2008

FOB POINT: Origin

SHIP TO:

		[***]	EA	$ [***]	$ [***]

0051AC

FY 08 INITIAL SPARES PACKAGES - USMC

CLIN CONTRACT TYPE:

    Firm-Fixed-Price

NOUN: P/N [***] ISP

PRON: 9U8MARINE8            PRON AMD: 02                ACRN: CN

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC ISPs IS [***].

(End of narrative B001)

Description/Specs./Work Statement

PROCUREMENT DOCUMENTATION TITLE:

  STATEMENT OF WORK

PROCUREMENT DOCUMENTATION LOCATION:

		[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH81909U52 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 30-AUG-2008

FOB POINT: Origin SHIP TO:

0051AD	FY 08 INITIAL SPARES PACKAGES - ARMY	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP PRON: 9U8SM4K2D9 PRON AMD: 01 ACRN: CD AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH82139U50    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                  05-SEP-2008

         002                                               [***]                  19-SEP-2008

         003                                               [***]                 03-OCT-2008

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

004 [***] 17-OCT-2008 005 [***] 31-OCT-2008 006 [***] 07-NOV-2008 007 [***] 14-NOV-2008 008 [***] 05-DEC-2008 009 [***] 12-DEC-2008 010 [***] 09-JAN-2009 011 [***] 23-JAN-2009 012 [***] 06-FEB-2009

FOB POINT: Origin SHIP TO:

0051AE	INITIAL SPARES PAKCAGES - ARMY	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP PRON: 9U8AG1A4D1 PRON AMD: 01 ACRN: CD AMS CD: 52809563062

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH83109U42    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                  09-JAN-2009

         002                                               [***]                  23-JAN-2009

FOB POINT: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO:

0051AF	TYPE I INITIAL SPARES PACKAGE - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] ISP PRON: 9U7MARN1D9 PRON AMD: 01 ACRN: CU CUSTOMER ORDER NO: M954007MP74843

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH83189U42 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 23-JAN-2009

FOB POINT: Origin SHIP TO:

0051AG	ARMY STANDARD ISP - JPO CHEM BIO DEFENSE	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: RAVEN B ISP (1 EA) PRON: 9U8JP88AD9 PRON AMD: 01 ACRN: DE AMS CD: 50604384BP0 CUSTOMER ORDER NO: MIPR9EDATCA188

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH90789U72 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 03-APR-2009

FOB POINT: Origin SHIP TO:

0051AH	RAVEN ISPS FOR LEBANON CASE LE-B-WAV	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NUMBER [***] PRON: J599UDO8D9 PRON AMD: 01 ACRN: DK AMS CD: WAV001 FMS CASE IDENTIFIER: LE-B-WAV

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 BLEB9N906190014 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 15-MAY-2009

FOB POINT: Origin SHIP TO:

Raven ISPs: Commercial Airlift is authorized to:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO: Beirut International Airport Beirut, Lebanon

MARK FOR: HDQTR Commanding General Lebanese Armed Forces Yarze Lebanon

The wood pallets should be ISPM 15 compliant.

(End of narrative F001)

0051AJ	JPM NBC CONTAMINATION AVOIDANCE - JPM RPI	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: JPM NBC PRON: 9U8A267BD9 PRON AMD: 01 ACRN: DM AMS CD: 30810000000 CUSTOMER ORDER NO: MIPR9FDATCA267

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH90969U92 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 17-APR-2009

FOB POINT: Origin SHIP TO:

0051AK	FY 09 INITIAL SPARES PACKAGES - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: P/N [***] RAVEN ISP PRON: 9U9MARD4D9 PRON AMD: 01 ACRN: DP CUSTOMER ORDER NO: M9545009MP94080

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92309U61 Y00000 M 1 PROJ CD BRK BLK PT GGK DEL REL CD QUANTITY DEL DATE 001 [***] 30-SEP-2009

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0051AL	FY 10 INITIAL SPARES PACKAGES - USMC	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] RAVEN ISP PRON: 9U9MARD8D9 PRON AMD: 01 ACRN: DP CUSTOMER ORDER NO: M9545009MP94080

THE DEFINITIZED UNIT PRICE FOR TYPE I USMC ISPs IS $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92449U08 Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 30-OCT-2009

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0052	FY 08 OPTION FOR ADDITIONAL ENG SVCS

NOUN: FY 08 ADDITIONAL ENG SVCS SECURITY CLASS: Unclassified

0052AA	FY 08 ADDITIONAL ENGINEERING SERVICES	[***]	LO

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FY 08 ADDITIONAL ENG SVCS PRON: 9U8SUAV5D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

CONTRACTOR SHALL PROVIDE AN ADDITIONAL 6,600 HOURS OF ENGINEERING SERVICES SUPPORT.

ESTIMATED COST: $[***] FIXED FEE: $[***] TOTAL CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL DEL REL CD QUANTITY DATE 001 [***] 29-MAY-2009

0052AB	FUNDING FOR SLIN 0052AA				$[***]

CLIN CONTRACT TYPE Cost-Plus-Fixed-Fee NOUN: FUNDS FOR SLIN 0052AA PRON: 9U81RSG3D9 PRON AMD: 03 ACRN: CH AMS CD: 375204D1000

THIS SLIN PROVIDES FUNDING IN THE AMOUNT OF $[***] FOR SLIN 0052AA. THE AMOUNT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FEE [***] TOTAL CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DEL DATE 001 0 29-MAY-2009 $ [***]

0052AC	ADDITIONAL FUNDING FOR SLIN 0052AA				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FUNDS FOR SLIN 0052AA PRON: 9U89URR1D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

THIS SLIN PROVIDES ADDITIONAL FUNDING IN THE AMOUNT OF $[***] FOR SLIN 0052AA. THE AMOUNT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST $[***] FEE [***] TOTAL CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-MAY-2009 $[***]

0053	FY 08 ADDITIONAL CLS

NOUN: FY 08 ADDITIONAL CLS SECURITY CLASS: Unclassified

0053AA	CLS FOR O&A A TO B UPGRADES		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLS FOR OVER & ABOVE PRON: 9U8RAV02D9 PRON AMD: 01 ACRN: CF AMS CD: 11403400000

THE CONTRACTOR SHALL PROVIDE CLS FOR OVER & ABOVE A TO B UPGRADES. THE TOTAL NEGOTIATED AMOUNT FOR THIS EFFORT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST: $[***] FIXED FEE [***] $[***] TOTAL CPFF $[***]

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-MAY-2009 $ [***]

0053AB	CLS FOR LRIP TO FRP UPGRADES		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLS FOR LRIP TO FRP PRON: 9U8RAV02D9 PRON AMD: 01 ACRN: CF AMS CD: 11403400000

THE CONTRACTOR SHALL PROVIDE CLS FOR LRIP TO FRP UPGRADES.

THE TOTAL NEGOTIATED AMOUNT FOR THIS EFFORT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST: $[***] FIXED FEE [***] $[***] TOTAL CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-MAY-2009 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0053AC	CLS FOR FREQUENCY CHANGE		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: CLS FOR FREQUENCY CHANGE PRON: 9U8RAV02D9 PRON AMD: 01 ACRN: CF AMS CD: 11403400000

THE CONTRACTOR SHALL PROVIDE CLS TO INCORPORATE FREQUENCY CHANGES.

THE TOTAL NEGOTIATED AMOUNT FOR THIS EFFORT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST: $[***] FIXED FEE [***] $[***] TOTAL CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-MAY-2009 $ [***]

0054	USMC FREQUENCY UPGRADE

NOUN: USMC FREQUENCY UPGRADE SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 08 OPTION FOR USMC FREQUENCY UPGRADE. THE NEGOTIATED CPFF AMOUNT IS $[***].

THE TOTAL NEGOTIATED AMOUNT FOR THIS EFFORT IS BROKEN OUT AS FOLLOWS:

ESTIMATED COST: $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FIXED FEE [***] $[***] TOTAL CPFF $[***]

THE PERIOD OF PERFORMANCE IS FOR TWELVE MONTHS AFTER OPTION EXERCISE.

ADDED BY P00068:

SLIN 0054AA HAS A COST OVERRUN IN THE AMOUNT OF $[***].

(End of narrative B001)

0054AA	FUNDING FOR USMC FREQUENCY UPGRADE		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: USMC FREQUENCY UPGRADE PRON: 9U8NAVAIR1 PRON AMD: 01 ACRN: CP CUSTOMER ORDER NO: N0001908MP30046

Added by P00068:

The contractor is authorized to bill the following cost overrun on SLIN 0054AA against the SLIN identified:

SLIN to be billed Cost Overrun Amount 0054AB $[***]

The billable total for SLIN 0054AA shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JUL-2009 $ [***]

0054AB	FUNDING FOR COST OVERRUN ON SLIN 0054AA				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FUNDING FOR COST OVERRUN PRON: 9U9MAR01D9 PRON AMD: 01 ACRN: CV CUSTOMER ORDER NO: M6785409MPAH181

The additional funding provided on this SLIN is to pay a cost overrun on SLIN 0054AA.

The contractor is authorized to bill against SLIN 0054AB in the amount shown for the indicated SLIN:

SLIN Amount Purpose 0054AA $[***] Base Cost Overrun

Original Estimated Base Price $[***] Added Cost Overrun $[***] Original Fixed Fee $[***] Total Estimated CPFF $[***]

The billable total for SLIN 0054AB shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 31-JUL-2009 $ [***]

0055	USMC CONTRACTOR LOGISTICS SUPPORT

NOUN: USMC CLS SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 08 OPTION FOR USMC CLS. THE NEOGITATED CPFF AMOUNT IS $[***].

THE TOTAL NEGOTIATED AMOUNT FOR THIS EFFORT IS BROKEN OUT AS FOLLOWS:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ESTIMATED COST: $[***] FIXED FEE [***] $[***] TOTAL CPFF $[***]

THE PERIOD OF PERFORMANCE IS FOR TWELVE MONTHS AFTER OPTION EXERCISE.

(End of narrative B001)

0055AA	FUNDS FOR USMC CONTRACTOR LOGISTICS SUPPORT		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: USMC CLS PRON: 9U8MARINE5 PRON AMD: 01 ACRN: CJ CUSTOMER ORDER NO: M6785408MPAH635

This SLIN provides funding for CLIN 0055 in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee [***] [***] Total CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-JUN-2009 $ [***]

0055AB	ADDITIONAL FUNDS FOR USMC CLS		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: USMC CLS PRON: 9U8MARINE6 PRON AMD: 01 ACRN: CK CUSTOMER ORDER NO: M6785408MPSBE06

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

This SLIN provides additional funding for CLIN 0055 in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee [***] [***] Total CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-JUN-2009 $ [***]

0056	ENGINEERING SERVICES FOR R&D DDL EFFORT

NOUN: R&D DDL EFFORT SECURITY CLASS: Unclassified

0056AA	ENGINEERING SERVICES FOR R&D DDL EFFORT		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: R&D DDL EFFORT PRON: 9U89URR1D9 PRON AMD: 02 ACRN: CH AMS CD: 375204D1000

This SLIN is for an R&D Digital Data Link effort which consists of additional specialized engineering services to support spiral development, horizontal technology integration and perform feasibility studies related to Raven UAS.

The total negotiated CPFF amount for this effort is $[***] and is broken out as follows:

Estimated Cost $[***] Fee [***] [***] Total CPFF $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

SLIN 0025AA is funded in the amount of $[***]. SLIN 0052AB is funded in the amount of $[***]. SLIN 0052AC is funded in the amount of $[***]. SLIN 0056AA is funded in the amount of $[***].

Added by P00086:

SLIN 0056AA has a cots overrun in the amount of $[***].

The contractor is authorized to bill the following cost overrun on SLIN 0056AA against the SLINs identified below:

SLIN to be billed Cost Overrun Amount 0056AB $[***] 0056AC $[***] 0056AD $[***]

The billable total for SLIN 0056AA shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-OCT-2009 $ [***]

0056AB	FUNDS FOR OVERRUN ON SLIN 0056AA			LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: OVERRUN ON SLIN 0056AA PRON: 9U8AR4M1D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

	Original Estimated Base Cost Added Cost Overrun Original Fixed Fee Total Estimated CPFF	$[***] $[***] $[***] $[***]

The contractor is authorized to bill against SLIN 0056AB in the amount shown for the

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

indicated SLIN:

SLIN AMOUNT PURPOSE 0056AB $[***] Base Cost Overrun

The billable total for SLIN 0056AB shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0056AC	FUNDS FOR OVERRUN ON SLIN 0056AA			LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: OVERRUN ON SLIN 0056AA PRON: 9U8RSGL1D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

	Original Estimated Base Cost Added Cost Overrun Original Fixed Fee Total Estimated CPFF	$[***] $[***] $[***] $[***]

The contractor is authorized to bill against SLIN 0056AC in the amount shown for the indicated SLIN:

SLIN AMOUNT PURPOSE 0056AC $[***] Base Cost Overrun

The billable total for SLIN 0056AC shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 14-SEP-2010 $ [***]

0056AD	FUNDS FOR OVERRUN ON SLIN 0056AA		LO		$ [***]

NOUN: OVERRUN ON SLIN 0056AA PRON: 9U9AR4L1D9 PRON AMD: 03 ACRN: CX AMS CD: 375204D1000

Original Estimated Base Cost $[***] Added Cost Overrun $[***] Original Fixed Fee $[***] Total Estimated CPFF $[***]

The contractor is authorized to bill against SLIN 0056AD in the amount shown for the indicated SLIN:

SLIN AMOUNT PURPOSE 0056AD $[***] Base Cost Overrun

The billable total for SLIN 0056AD shall not exceed $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0057	RAVEN DIGITAL DATA LINK SYSTEMS	[***]	EA	$ [***]	$ [***]

NSN: 0000-00-000-0000 NOUN: P/N [***] SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE: Firm-Fixed-Price PRON: 9U8OSGA2D9 PRON AMD: 03 ACRN: BZ AMS CD: 52809563062

The total negotiated Firm Fixed Price amount for the 50 DDL systems is $[***]. The unit price per system is $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

ALSO SEE ECP SUAV-0002, SMALL UNMANNED AIRCRAFT DIGITAL DATA LINK UPGRADE

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH82399U51    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 20-NOV-2009

         002                                               [***]                 18-DEC-2009

         003                                               [***]                  08-JAN-2010

FOB POINT: Origin SHIP TO:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0058	RAVEN DIGITAL DATA LINK ISPS	[***]	EA	$ [***]	$ [***]

NSN: 0000-00-000-0000 NOUN: P/N [***] SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE: Firm-Fixed-Price PRON: 9U8OSGA3D9 PRON AMD: 03 ACRN: CD AMS CD: 52809563062

The total negotiated Firm Fixed Price amount for the 50 DDL ISPs is $[***]. The unit price per ISP is $[***].

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

ALSO SEE ECP SUAV-0002, SMALL UNMANNED AIRCRAFT DIGITAL DATA LINK UPGRADE

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH82409U50    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 20-NOV-2009

         002                                               [***]                 18-DEC-2009

         003                                               [***]                  08-JAN-2010

FOB POINT: Origin SHIP TO:

0059	RAVEN DDL RETROFIT KITS	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NSN: 0000-00-000-0000 NOUN: P/N TBD SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE: Firm-Fixed-Price PRON: 9U8OSGA4D9 PRON AMD: 03 ACRN: BZ AMS CD: 52809563062

The total negotiated Firm Fixed Price amount for the 206 DDL Retrofit Kits is $[***]. The unit price per kit is $[***].

DDL Retrofit Kit effort to be performed in accordance with Basis of Estimate Work Breakdown Structure 0059.1 - 0059.5, to include upgrade support, labor and material for the fabrication, assembly and test of Army retrofit kits and retrofit of Raven B 8 channel analog systems to Raven DDL systems.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

ALSO SEE ECP SUAV-0002, SMALL UNMANNED AIRCRAFT DIGITAL DATA LINK UPGRADE

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH82409U51    Y00000        M                                         1

                            PROJ CD               BRK BLK PT

                                GGK

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                  08-JAN-2010

         002                                               [***]                  22-JAN-2010

         003                                               [***]                  05-FEB-2010

         004                                               [***]                  19-FEB-2010

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

         005                                               [***]                 05-MAR-2010

         006                                               [***]                 19-MAR-2010

         007                                               [***]                 02-APR-2010

         008                                               [***]                 16-APR-2010

         009                                               [***]                14-MAY-2010

         010                                               [***]                28-MAY-2010

         011                                               [***]                  11-JUN-2010

         012                                               [***]                  25-JUN-2010

         013                                               [***]                  09-JUL-2010

         014                                               [***]                  23-JUL-2010

FOB POINT: Origin SHIP TO:

0060	ADDITIONAL FY 09 ENGINEERING SERVICES OPTION

NOUN: ADDITIONAL OPTION SECURITY CLASS: Unclassified

THIS CLIN IS FOR AN ADDITIONAL FY 09 OPTION FOR DIGITAL DATA LINK ENGINEERING SERVICES. THE TOTAL NEGOTIATED COST PLUS FIXED FEE (CPFF) AMOUNT IS AS FOLLOWS:

ESTIMATED COST $[***] FIXED FEE $[***] TOTAL CPFF $[***]

THE TOTAL NUMBER OF HOURS NEGOTIATED FOR THIS EFFORT IS 20,021.

(End of narrative B001)

0060AA	FUNDING FOR CLIN 0060				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV DDL ENG SERVICES SUPPORT PRON: 9U8RRSF1D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

THIS SLIN IS FUNDED IN ACCORDANCE WITH SOW PARAGRAPH 4.0 PARAGRAPHS a - d.

(End of narrative B001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 25-JUN-2010 $ [***]

0060AB	ADDITIONAL FUNDING FOR CLIN 0060				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV DDL ENG SERVICES SPT PRON: 9U8AR4F1D9 PRON AMD: 01 ACRN: CH AMS CD: 375204D1000

THIS SLIN IS FUNDED IN ACCORDANCE WITH SOW PARAGRAPH 4.0 PARAGRAPHS a - d.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 25-JUN-2010 $ [***]

0060AC	ADDITIONAL FUNDING FOR CLIN 0060				$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SUAV DDL ENGR SERVICES SPT PRON: 9U9AR4F1D9 PRON AMD: 01 ACRN: CX AMS CD: 375204D1000

THIS SLIN IS FUNDED IN ACCORDANCE WITH SOW PARAGRAPH 4.0 PARAGRAPHS a - d.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 25-JUN-2010 $ [***]

0060AD	ADDITIONAL FUNDING FOR SLIN 0060				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: DDL ENGR SERVICES SPT PRON: RS94MC19RV PRON AMD: 01 ACRN: DN AMS CD: 63331326300

THIS SLIN IS FUNDED IN ACCORDANCE WITH SOW PARAGRAPH 4.0 PARAGRAPH e.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 25-JUN-2010 $ [***]

0061	ADDITIONAL FY 09 CLS OPTION

NOUN: ADDITIONAL FY 09 CLS OPTION SECURITY CLASS: Unclassified

This CLIN is incorporated as an additional FY 09 Contractor Logistics Support Option for the Army and United States Marine Corps.

The option exercise period for this CLIN is from date of award through 12 months after contract award.

(End of narrative B001)

0061AA	ADDITIONAL FY 09 CLS OPTION FOR ARMY		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ADDITIONAL FY 09 CLS FOR ARMY PRON: 9U9AA4L1D9 PRON AMD: 02 ACRN: DQ AMS CD: 41130290000

This SLIN is incorporated as an additional FY 09 Contractor Logistics Support (CLS) option for the Army. The negotiated CPFF amount is $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Commercial DDL Modules(FFP) $[***] Total Amount $[***]

The period of performance shall be from 30 Sep 09 through 29 Sep 10.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0061AB	ADDITIONAL FY 09 USMC CLS		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ADDITIONAL FY 09 USMC CLS PRON: 9U9MH512D9 PRON AMD: 01 ACRN: DR CUSTOMER ORDER NO: M6785409MPAH512

This SLIN is incorporated as an additional FY 09 CLS option for the United States Marine Corps. The negotiated CPFF amount is $[***]. This SLIN is for a portion of the funding in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Commercial DDL Modules(FFP) $[***] Total Amount $[***]

The period of performance shall be from 30 Sep 09 through 29 Sep 10.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0061AC	ADDITIONAL FUNDS FOR USMC CLS		LO		$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ADDITIONAL FUNDS FOR USMC PRON: 9U9MAR42D9 PRON AMD: 03 ACRN: DS CUSTOMER ORDER NO: M6785409MPSHF42

This SLIN is incorporated to provide the remaining funds for the USMC CLS option. This SLIN is funded in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Commercial DDL Modules(FFP) $[***] Total Amount $[***]

The period of performance shall be from 30 Sep 09 through 29 Sep 10.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0061AD	ADDITIONAL [***] M2 MODULES FOR ARMY		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ADDITIONAL [***] M2 MODULES PRON: 9U9AA4L2D9 PRON AMD: 01 ACRN: DQ AMS CD: 41130290000

This SLIN is to incorporate the additional Army CLS requirement of [***] M2 Modules. The negotiated CPFF amount is $[***]. This SLIN is for a portion of the funding in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Commercial DDL Modules(FFP) $[***] Total Amount $[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The period of performance shall be from 30 Sep 09 through 29 Sep 10.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0061AE	ADDITIONAL [***] M2 MODULES FOR ARMY		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: ADDITIONAL [***] M2 MODULES PRON: 9U9AG4M1D9 PRON AMD: 02 ACRN: DD AMS CD: 13519700000

This SLIN is incorporated to provide the remaining funds for the Army's additional [***] M2 Modules. This SLIN is funded in the amount of $[***] and is broken out as follows:

Estimated Cost $[***] Fixed Fee $[***] Commercial DDL Modules(FFP) $[***] Total Amount $[***]

The period of performance shall be from 30 Sep 09 through 29 Sep 10.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 29-SEP-2010 $ [***]

0062	CLS FOR DENMARK CASE DE-B-VKB

SECURITY CLASS: Unclassified

0062AA	CLS FOR DENMARK CASE DE-B-VKB		LO		$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: DENMARK CLS PRON: J579UD03D9 PRON AMD: 05 ACRN: BV AMS CD: VKB006 FMS CASE IDENTIFIER: DE-B-VKB

The total negotiated amount for CLS is $[***] and is broken out as follows:

Cost $[***] Fee [***] $[***] Total CPFF $[***]

CLS has a twenty-four month period of performance. The period of performance shall be from 11 Oct 09 through 09 Oct 11.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 09-OCT-2011 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0063	FY 09 SUPPLEMENTAL [***] ARMY DDL SYSTEMS

NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 09 RANGE OPTION FOR A SUPPLEMENTAL EFFORT OF 1 - [***] ARMY DIGITAL DATA LINK SYSTEMS. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

THE OPTION EXERCISE PERIOD IS FOR TWELVE MONTHS AFTER CONTRACT AWARD.

SEE SECTION H-8 FOR THE OPTION EXERCISE PERIOD.

THERE ARE [***] ARMY DDL SYSTEMS REMAINING FOR OPTION EXERCISE.

(End of narrative B001)

0063AA	FY 09 SUPPLEMENTAL - ARMY DDL SYSTEMS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - ARMY DDL SYSTEMS PRON: 9U9SM4L2D9 PRON AMD: 02 ACRN: DA AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92179URS Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 18-JAN-2010 002 [***] 22-FEB-2010

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

003 [***] 01-MAR-2010 004 [***] 22-MAR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0063AB	FY 09 SUPPLEMENTAL - NEVADA NATIONAL GUARD	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - ARMY DDL SYSTEMS PRON: 9U8AFNE2D9 PRON AMD: 02 ACRN: DW CUSTOMER ORDER NO: F9WFC49039GC01

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92189UNA Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 18-JAN-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0063AC	FY 09 SUPPLEMENTAL - DARPA	[***]	EA	$ [***]	$ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN 51978 - ARMY DDL SYSTEM PRON: 9U9DARA1D9 PRON AMD: 02 ACRN: DU AMS CD: 9410AL40000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH03099UDA Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 22-FEB-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0064	FY 09 SUPPLEMENTAL [***] ARMY DDL ISPS

NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 09 RANGE OPTION FOR A SUPPLEMENTAL EFFORT OF 1 - [***] ARMY DIGITAL DATA LINK INITIAL SPARES PACKAGES (ISPs). THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

THE OPTION EXERCISE PERIOD IS FOR TWELVE MONTHS AFTER CONTRACT AWARD.

SEE SECTION H-8 FOR THE OPTION EXERCISE PERIOD.

THERE ARE [***] ARMY DDL ISPs REMAINING FOR OPTION EXERCISE.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

0064AA	FY 09 SUPPLEMENTAL - ARMY DDL ISPS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - ARMY DDL ISP PRON: 9U9SM4L4D9 PRON AMD: 02 ACRN: DX AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001         W81UHH92189UDI    Y00000        M                                         1

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                  18-JAN-2010

         002                                               [***]                  22-FEB-2010

         003                                               [***]                 01-MAR-2010

         004                                               [***]                 22-MAR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0064AB	FY 09 SUPPLEMENTAL - NEVADA NATIONAL GUARD	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: [***] - ARMY DDL ISP

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PRON: 9U8AFNE1D9 PRON AMD: 02 ACRN: DW CUSTOMER ORDER NO: F9WFC49039GC01

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92189UNE Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 18-JAN-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0064AC	FY 09 SUPPLEMENTAL - DARPA	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - ARMY DDL ISP PRON: 9U9DARA6D9 PRON AMD: 01 ACRN: DZ AMS CD: 654710L7000

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH93449UA6 Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 22-FEB-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0065	FY 09 SUPPLEMENTAL [***] USMC DDL SYSTEMS

NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 09 RANGE OPTION FOR A SUPPLEMENTAL EFFORT OF 1 - [***] UNITED STATES MARINE CORPS DIGITAL DATA LINK SYSTEMS. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER SYSTEM IS $[***].

THE OPTION EXERCISE PERIOD IS FOR TWELVE MONTHS AFTER CONTRACT AWARD.

SEE SECTION H-8 FOR THE OPTION EXERCISE PERIOD.

THERE ARE [***] USMC DDL SYSTEMS REMAINING FOR OPTION EXECISE.

(End of narrative B001)

0065AA	FY 09 SUPPLEMENTAL - USMC DDL SYSTEMS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - USMC DDL SYSTEMS PRON: 9U9MARD5D9 PRON AMD: 02 ACRN: DP CUSTOMER ORDER NO: M9545009MP94080

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001        W81UHH92319UD5   Y00000        M                                         1

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 01-MAR-2010

         002                                               [***]                 29-MAR-2010

         003                                               [***]                 19-APR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0065AB	FY 09 SUPPLEMENTAL - USMC DDL SYSTEMS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - USMC DDL SYSTEMS PRON: 9U9MAR17D9 PRON AMD: 01 ACRN: DY CUSTOMER ORDER NO: M9545009MP94417

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92319U17 Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 19-APR-2010

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0066	FY 09 SUPPLEMENTAL [***] USMC DDL ISPS

NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 09 RANGE OPTION FOR A SUPPLEMENTAL EFFORT OF 1 - [***] UNITED STATES MARINE CORPS DIGITAL DATA LINK ISPs. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER ISP IS $[***].

THE OPTION EXERCISE PERIOD IS FOR TWELVE MONTHS AFTER CONTRACT AWARD.

SEE SECTION H-8 FOR THE OPTION EXERCISE PERIOD.

THERE ARE [***] DDL USMC ISPs REMAINING FOR OPTION EXERCISE.

(End of narrative B001)

0066AA	FY 09 SUPPLEMENTAL - USMC DDL ISPS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - USMC DDL ISPS PRON: 9U9MARD6D9 PRON AMD: 03 ACRN: DP CUSTOMER ORDER NO: M9545009MP94080

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC                                                   SUPPL

REL CD          MILSTRIP              ADDR     SIG CD   MARK FOR    TP CD

001        W81UHH92319UD6   Y00000        M                                         1

DEL REL CD                              QUANTITY             DEL DATE

         001                                               [***]                 01-MAR-2010

         002                                               [***]                 29-MAR-2010

         003                                               [***]                 19-APR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0066AB	FY 09 SUPPLEMENTAL - USMC DDL ISPS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - USMC DDL ISPS PRON: 9U9MAR44D9 PRON AMD: 02 ACRN: DY CUSTOMER ORDER NO: M9545009MP94417

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92319U44 Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 19-APR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0067	FY09 SUPPLEMENTAL [***] ARMY DDL RETROFIT KITS

NSN: 9999-99-999-9999 SECURITY CLASS: Unclassified

THIS CLIN IS INCORPORATED AS A PRICED FY 09 RANGE OPTION FOR A SUPPLEMENTAL EFFORT OF 1 - [***] ARMY DIGITAL DATA LINK RETROFIT KITS. THE NEGOTIATED FFP AMOUNT IS $[***]. THE UNIT PRICE PER RETROFIT KIT IS $[***].

THE OPTION EXERCISE PERIOD IS FOR TWELVE MONTHS AFTER CONTRACT AWARD.

SEE SECTION H-8 FOR THE OPTION EXERCISE PERIOD.

DDL RETROFIT KIT EFFORT TO BE PERFORMED IN ACCORDANCE WITH BASIS OF ESTIMATE WORK BREAKDOWN STRUCTURE 2.6.1 - 2.6.3, TO INCLUDE RETROFIT SUPPORT, LABOR AND MATERIAL FOR THE FABRICATION, ASSEMBLY AND TEST OF ARMY RETROFIT KITS AND THE RETROFIT OF RAVEN B 8 CHANNEL ANALOG SYSTEMS TO RAVEN DDL SYSTEMS.

THERE ARE [***] ARMY DDL RETROFIT KITS REMAINING FOR OPTION EXERCISE.

(End of narrative B001)

0067AA	FY 09 SUPPLEMENTAL - ARMY DDL RETROFIT KITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PN [***] - DDL RETROFIT KITS PRON: 9U9SM4L3D9 PRON AMD: 05 ACRN: DC AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92179URT Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 15-FEB-2010 002 [***] 29-MAR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0067AB	FY 09 SUPPLEMENTAL - ARMY DDL RETROFIT KITS	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE:Firm-Fixed-Price NOUN: PN [***] - DDL RETROFIT KITS PRON: 9U8APGL1D9 PRON AMD: 03 ACRN: CD AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 12

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH92389U48 Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 29-MAR-2010 002 [***] 26-APR-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0068	FAMILY OF SYSTEMS PROOF OF PRINCIPLE

NSN: 0000-00-000-0000 SECURITY CLASS: Unclassified

0068AA	FAMILY OF SYSTEMS PROOF OF PRINCIPLE	[***]	EA	$ [***]	$ [***]

CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: 15 FoS for 1 BCT PRON: 9U9SM4N3D9 PRON AMD: 01 ACRN: DA AMS CD: 52809563062

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SUAS-RFD-004 PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 41

Packaging and Marking

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W81UHH93429UFS Y00000 M 1 DEL REL CD QUANTITY DEL DATE 001 [***] 01-FEB-2010

FOB POINT: Origin SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0069	FIELD TRAINING REPRESENTATIVE SUPPORT

SECURITY CLASS: Unclassified

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0069AA	FIELD TRAINING REPRESENTATIVE SUPPORT				$ [***]

CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: FTR Support for FoS PRON: 9U9SM4N1D9 PRON AMD: 03 ACRN: DA AMS CD: 52809563062

FIELD TRAINING REPRESENTATIVE IS TO PROVIDE DIRECT SUPPORT OF THE FAMILY OF SYSTEMS PROOF OF PRINCIPLE FIELDING IN THE AREA OF OPERATION ENDURING FREEDOM.

(End of narrative B001)

Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SUAS-RFD-004 PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 41

Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 01-FEB-2011 $ [***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date

C-1	AI 22.1	PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AND WITHHOLDING OF EMPLOYEE PASSPORTS	JUL/2008

a.             All contractors (contractors herein below includes subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the persons liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

b.             Contractors are also required to comply with the following provisions:

(1)           Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

(2)           Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employees native language that defines the terms of their employment/compensation.

(3)           Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

(4)           Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon contractors written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

(5)           Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Governments Quality Assurance process.

(6)           Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

c.             Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

d.             The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

(End of Clause)

C-2	AI 23.1	REPORTING A KIDNAPPING	NOV/2007

Contract manager will notify the JCCI/A Duty Officer at phone number 914-822-1419 when an employee kidnapping occurs:

Report the following information:

Name of person reporting:

Phone:

E-mail:

—Who was kidnapped?

—Name

—Age

—Nationality and country of residence

—When did the incident occur?

—Where did it happen?

—How was the person kidnapped?

(End of Clause)

C-3	AI 25.2	FITNESS FOR DUTY AND LIMITS ON MEDICAL/DENTAL CARE IN IRAQ AND AFGHANISTAN	JUL/2008

a.             The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

b.             The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year)) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Menieres Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

c.             In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

d.             Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

e. Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated January 4, 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

(End of Clause)

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.208-4700	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL (USAAMCOM)	JUL/2001

If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or

1.8 percent copper 8 quinolinolate.

(End of Clause)

D-2. CLINS 0001, 0003, 0004, 0005, 0006, 0007, 0011, 0012, 0013, 0014, 0018, 0019, 0020, 0021, 0025, 0026, 0027, 0028, 0032, 0033, 0034, 0035, 0039, 0040, 0041, 0042. Packaging and marking requirements are not applicable to these items.

D-3. CLINS 0009, 0016, 0023, 0030, 0037, 0044. The data called for under Exhibit A. Contract Data Requirements List (DD Form 1423) shall be packaged, packed and marked in accordance with (IAW) best commercial practices to assure safe delivery at destination.

D-4. CLINS 0002, 0008, 0010, 0015, 0017, 0022, 0024, 0029, 0031, 0036, 0038, 0043. The supplies to be furnished shall be packaged and packed IAW the Statement of Work, the performance specification, or best commercial practices to assure safe delivery at destination.

*** END OF NARRATIVE D0001 ***

SECTION E - INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246- 2	INSPECTION OF SUPPLIES—FIXED-PRICE	AUG/1996
E-2	52.246- 3	INSPECTION OF SUPPLIES—COST-REIMBURSEMENT	MAY/2001
E-3	52.246- 5	INSPECTION OF SERVICES—COST-REIMBURSEMENT	APR/1984
E-4	52.246- 8	INSPECTION OF RESEARCH AND DEVELOPMENT—COST-REIMBURSEMENT	MAY/2001
E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-6	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003

E-7 CLINS 0001, 0003, 0004, 0005, 0006, 0007, 0011, 0012, 0013, 0014, 0018, 0019, 0020, 0021, 0025, 0026, 0027, 0028, 0032, 0033, 0034, 0035, 0039, 0040, 0041, 0042. Inspection and acceptance of these services and materials will be conducted at the site of performance by the PCO or designated representative.

E-8 CLINS 0009, 0016, 0023, 0030, 0037, 0044. Inspection and acceptance for data submitted via Material Inspection and Receiving Report, DD Form 250, will be made by the Contracting Officer, or designated representative.

E-9 CLINS 0002, 0008, 0010, 0015, 0017, 0022, 0024, 0029, 0031, 0036, 0038, 0043. Inspection and Acceptance for the supplies to be furnished shall be submitted via Material Inspection Receiving Report, DD Form 250, will be made by the Contracting Officer, or designated representative.

*** END OF NARRATIVE E0001 ***

SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52.242-15	STOP-WORK ORDER (AUG 1989)—ALTERNATE I	APR/1984
F-3	52.242-15	STOP-WORK ORDER	AUG/1989
F-4	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-5	52.247-29	F.O.B. ORIGIN	FEB/2006
F-6	52.247-61	F.O.B. ORIGIN—MINIMUM SIZE OF SHIPMENTS	APR/1984
F-7	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT—SMALL PACKAGE SHIPMENTS	JAN/1991

F-8. SEE Attachment 08 for additional deliveries or performance information.

*** END OF NARRATIVE F0001 ***

F-9 THE FOLLOWING TERMS AND CONDITIONS APPLY TO DENMARK CASE DE-B-VKB:

THE CONTRACTOR SHALL INCLUDE REQUISITION NUMBER, PART NUMBER, UNIT OF ISSUE, COST, FMS CASE DESIGNATOR: DE-B-VKB, LINE 006 ON EACH DD1149. THE REQUISITION NUMBER WILL BE FURNISHED BY THE GOVERNMENT OF DENMARK. A COMPLETED DD1149 SHALL BE INCLUDED IN EACH BOX WHICH SHALL BE ADDRESSED AS FOLLOWS:

MARK FOR:

Danish Defence Supply

Main Depot Skrydstrup

Lilholtvej 4B

6500 Vojens

Denmark

SHIP TO:

Kuehne & Nagel

22780 Indian Creek Drive

Suite 160

Dulles, VA 20166-6716

*** END OF NARRATIVE F0002 ***

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT

0001AA	9U4SU4CCD9 643747C0900	AA	1	21	42040000045E5E22P643747255Y	S01021	49USUA	W31G3H	$	[***]

0002AA	9U5SUAB1D9 643747C0900	AC	1	21	52040000055E5E22P64374731E8	S01021	59USUA	W31G3H	$	[***]

0002AB	9U5R44B3D9 53900017178	AD	1	21	52035000055E5E22P53900031E6	S01021	59UR44	W31G3H	$	[***]

0003AA	9U5SUAC1D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0003AB	9U5SUAC2D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0003AC	9U5SUARVD9 622307.MP221 RN5P0201RVD2	AE	1	21	52040000056N6N7H622307M255Y	S01021	5RNP02	HQ0304	$	[***]

0004AA	9U5SUAC2D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0004AB	9U5SUARVD9 622307.MP221 RN5P0201RVD2	AE	1	21	52040000056N6N7H622307M255Y	S01021	5RNP02	HQ0304	$	[***]

0005	9U5SUAC3D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0006AA	9U5SUAC4D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0006AB	9U5SUAC5D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0007AA	9U5SUAC5D9 643747C0900	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]

0008AA	9U5SUAB2D9 643747C0900	AC	1	21	52040000055E5E22P64374731E8	S01021	59USUA	W31G3H	$	[***]

0008AB	9U5R44B4D9 53900017178	AD	2	21	52035000055E5E22P53900031E6	S01021	59UR44	W31G3H	$	[***]

0010AA	9U6R44A1D9 52809563064	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]

0010AB	9U6USOCOM7 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0010AC	9U6REDA1D9 53900018187	AN	1	21	6203500006222010539000131EA	S23185	J9KERA	W58V75	$	[***]

0010AD	9U645006D9	AP	1	17	671319M7KE2606785400674432DC1901R45006MPR6EB7				$	[***]
	M9545006MPR6EB7

0010AE	9U6USOCOM7 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0012	9U6GRVA1D9	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT

	13519700000								[***]

0013AA	9U6GRVA1D9 13519700000	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

0013AB	9U6RAV01D9 11403400000	AJ	1	21	62020000065E5E22P1140342571	S01021	69URAV	W31G3H	$	[***]

0013AC	9U6GRVE5D9 13519700000	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

0013AD	9U6SOMA1D9 017417DN000	AM	1	97	6010056SA6SN5E22P0174172571	S01021	69USOM	W31G3H	$	[***]

0013AE	9U6GRVA1D9 13519700000	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

0013AF	9U6GRVB8D9 13519700000	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

0013AG	9U6RAV02D9 11403400000	AJ	1	21	62020000065E5E22P1140342571	S01021	69URAV	W31G3H	$	[***]

0013AH	9U7RAV09D9 11403400000	AR	1	21	72020000075E5E22P1140342571	S01021	79USAV	W31G3H	$	[***]

0013AK	9U7RAV08D9 11403400000	AR	1	21	72020000075E5E22P1140342571	S01021	79USAV	W31G3H	$	[***]

0013AL	9U6RAV06D9 11403400000	AJ	1	21	62020000065E5E22P1140342571	S01021	69URAV	W31G3H	$	[***]

0014AA	9U6GRVB8D9 13519700000	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]

0014AB	9U6USOCOM5 547UVP00000	AL	1	97	6030056SA6SN5E22P547UVP2516	S01021	69USM1	W31G3H	$	[***]

0014AC	9U6SCM10D9 547UVP00000	CQ	1	97	6030056SA6SN5E22P547UVP2571	S01021	69USM1	W31G3H	$	[***]

0015AA	9U6R44A2D9 52809563064	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]

0015AB	9U6USOCOM6 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0015AC	9U6USOCOM6 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0015AD	9U6USOCOM6 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0015AE	9U6USOCOM8 547UVP00000	AK	1	97	6030056SA6SN5E22P547UVP31E6	S01021	69USM1	W31G3H	$	[***]

0015AF	9U6REDA2D9 53900018187	AN	1	21	6203500006222010539000131EA	S23185	J9KERA	W58V75	$	[***]

0015AG	9U645006D9	AP	1	17	671319M7KE2606785400674432DC1901R45006MPR6EB7				$	[***]
	M9545006MPR6EB7

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT

0017AA	9U6R44A4D9 52809563064	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]

0017AB	9U7R44A1D9 52809563063	AT	1	21	72035000075E5E22P52809531E6	S01021	79UR44	W31G3H	$	[***]

0017AC	9U7USOCOM2 54URPU00000	AU	1	97	7030056SA7SW5E22P54URPU31E6	S01021	79USM2	W31G3H	$	[***]

0017AD	9U7USOCOM2 54URPU00000	AU	1	97	7030056SA7SW5E22P54URPU31E6	S01021	79USM2	W31G3H	$	[***]

0017AE	9U7MARINE7	BK	1	17	77110947473106785400674432D4747B745007MP74087				$	[***]
	M9545007MP74087

0017AF	9U7MARINE7	BK	1	17	77110947473106785400674432D4747B745007MP74087				$	[***]
	M9545007MP74087

0017AJ	9U7R44A8D9 52809563063	AT	1	21	72035000075E5E22P52809531E6	S01021	79UR44	W31G3H	$	[***]

0017AK	9U5R44C3D9 53900017178	AD	1	21	52035000055E5E22P53900031E6	S01021	59UR44	W31G3H	$	[***]

0017AL	9U6R44A6D9 52809563064	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]

0017AM	9U7RM4A2D9 52809563063	AT	1	21	72035000075E5E22P52809531E6	S01021	79URM4	W31G3H	$	[***]

0017AN	9U7AIRFOR1	BJ	1	57	7930800000177158P83419000000059200000000667100			F67100	$	[***]
	F1AF1H7131G001

0017AP	9U7R44A9D9 52809563063	AT	1	21	72035000075E5E22P52809531E6	S01021	79UR44	W31G3H	$	[***]

0017AQ	9U7DARA1D9 7410AL40000	BS	1	97	7040013017RPTUAVP7410AL31E6	S01021	79UAL4	W31G3H	$	[***]

0017AR	9U7USOCOM7 54URPU00000	AU	1	97	7030056SA7SW5E22P54URPU31E6	S01021	79USM2	W31G3H	$	[***]

0017AS	9U7MARIN16	BU	1	17	77110947473106785400674432D4747S845007MP74843				$	[***]
	M9545007MP74843

0017AT	9U6MARIN14	BM	1	17	67110947473106785400674432D4747SF45007MP64941				$	[***]

0017AU	9U6MARIN11	BN	1	17	67110947473106785400674432D47473545007MP64944				$	[***]

0017AV	9U7MARINE9	BL	1	17	77110947473106785400674432D47473545007MP74086				$	[***]
	M9545007MP74086

0019	9U5R44C2D9 53900017178	BE	1	21	52035000055E5E22P5390002571	S01021	59UR44	W31G3H	$	[***]

0020AA	9U7GRVA7D9 13519700000	AQ	1	21	72020000075E5E22P1351972571	S01021	79UGRV	W31G3H	$	[***]

0020AB	9U7SOMA1D9 017417DN000	AW	1	97	7010056SA7SW5E22P0174172571	S01021	79USC4	W31G3H	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT

0020AC	9U7SOMA3D9 017417DN000	CR	1	97	7010056SA7SW5E22P0174172512	S01021	79USC4	W31G3H	$	[***]

0021AA	9U7RAV01D9 11403400000	AR	1	21	72020000075E5E22P1140342571	S01021	79USAV	W31G3H	$	[***]

0021AB	9U7GRVA3D9 13519700000	AQ	1	21	72020000075E5E22P1351972571	S01021	79UGRV	W31G3H	$	[***]

0021AC	9U6USOCOM9 547UVP00000	AS	1	97	6030056SA6SN5E22P547UVP25FB	S01021	69USM1	W31G3H	$	[***]

0021AD	9U7USOCOM4 54URPU00000	BD	1	97	7030056SA7SW5E22P54URPU2516	S01021	79USM2	W31G3H	$	[***]

0021AE	9U7RAV01D9 11403400000	AR	1	21	72020000075E5E22P1140342571	S01021	79USAV	W31G3H	$	[***]

0021AF	9U7R44A7D9 52809563063	BG	1	21	72035000075E5E22P52809525FB	S01021	79UR44	W31G3H	$	[***]

0021AG	9U6USOCM10 547UVP00000	AL	1	97	6030056SA6SN5E22P547UVP2516	S01021	69USM1	W31G3H	$	[***]

0021AH	9U7USOCOM5 54URPU00000	BD	1	97	7030056SA7SW5E22P54URPU2516	S01021	79USM2	W31G3H	$	[***]

0021AJ	9U7MARINE6 M9545007MP74086	BL	1	17	77110947473106785400674432D47473545007MP74086				$	[***]

0021AK	9U7SCM11D9 54URPU00000	BY	1	97	7030056SA7SW5E22P54URPU2571	S01021	79USM2	W31G3H	$	[***]

0022AA	9U5R44B9D9 53900017178	AX	1	21	52035000055E5E22P53900031EA	S01021	59UR44	W31G3H	$	[***]

0022AB	9U7R44A2D9 52809563063	AY	1	21	72035000075E5E22P52809531EA	S01021	79UR44	W31G3H	$	[***]

0022AC	9U7USOCOM1 54URPU00000	AZ	1	97	7030056SA7SW5E22P54URPU31EA	S01021	79USM2	W31G3H	$	[***]

0022AD	9U7USOCOM3 54URPU00000	AZ	1	97	7030056SA7SW5E22P54URPU31EA	S01021	79USM2	W31G3H	$	[***]

0022AE	9U6MARINE3	BM	1	17	67110947473106785400674432D4747SF45007MP64941				$	[***]
	M9545007MP64941

0022AF	9U6MARINE4	BN	1	17	67110947473106785400674432D47473545007MP64944				$	[***]
	M9545007MP64944

0022AG	9U7MARINE8	BK	1	17	77110947473106785400674432D4747B745007MP74087				$	[***]
	M9545007MP74087

0022AH	9U6MARINE4	BN	1	17	67110947473106785400674432D47473545007MP64944				$	[***]
	M9545007MP64944

0022AJ	9U7MARINE5	BL	1	17	77110947473106785400674432D47473545007MP74086				$	[***]
	M9545007MP74086

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT

0022AM	9U7R44A6D9 52809563063	AY	1	21	72035000075E5E22P52809531EA	S01021	79UR44	W31G3H	$	[***]

0022AN	9U5R44C4D9 53900017178	AX	1	21	52035000055E5E22P53900031EA	S01021	59UR44	W31G3H	$	[***]

0022AP	9U6R44A5D9 52809563064	BF	1	21	62035000065E5E22P52809531EA	S01021	69UR44	W31G3H	$	[***]

0022AQ	9U7RM4A1D9 52809563063	AY	1	21	72035000075E5E22P52809531EA	S01021	79URM4	W31G3H	$	[***]

0022AR	9U7AIRFOR3	BJ	1	57	7930800000177158P83419000000059200000000667100			F67100	$	[***]
	F1AF1H7131G001

0022AS	9U7R44B1D9 52809563063	AY	1	21	72035000075E5E22P52809531EA	S01021	79UR44	W31G3H	$	[***]

0022AT	9U7DARA2D9 7410AL40000	BT	1	97	7040013017RPTUAVP7410AL31EA	S01021	79UAL4	W31G3H	$	[***]

0022AU	9U7USOCOM6 54URPU00000	AZ	1	97	7030056SA7SW5E22P54URPU31EA	S01021	79USM2	W31G3H	$	[***]

0022AV	9U7MARIN15	BU	1	17	77110947473106785400674432D4747S845007MP74843				$	[***]
	M954007MP74843

0022AW	9U7MARIN17	BK	1	17	77110947473106785400674432D4747B745007MP74087				$	[***]
	M9545007MP74087

0022AX	9U6MARIN12	BN	1	17	67110947473106785400674432D47473545007MP64944				$	[***]

0022AY	9U6MARIN13	BM	1	17	67110947473106785400674432D4747SF45007MP64941				$	[***]

0022AZ	9U7MARIN10	BL	1	17	77110947473106785400674432D47473545007MP74086				$	[***]

0024AA	9U8R44A3D9 52809563062	BZ	1	21	82035000085E5E22P52809531E6	S01021	89UR44	W31G3H	$	[***]

0024AB	9U7R44B4D9 52809563063	AT	1	21	72035000075E5E22P52809531E6	S01021	79UR44	W31G3H	$	[***]

0024AC	9U8MARINE3	CG	1	17	80110946403106785400674432D46401545008MP84146				$	[***]
	M9545008MP84146

0024AD	9U8R44A3D9 52809563062	BZ	1	21	82035000085E5E22P52809531E6	S01021	89UR44	W31G3H	$	[***]

0025AA	9U8SUAV1D9 375204D1000	CB	1	21	82040000085E5E22P3752042571	S01021	89URV4	W31G3H	$	[***]

0026	9U8RAVA3D9 11403400000	CC	1	21	82020000085E5E22P1140342512	S01021	89UROB	W31G3H	$	[***]

0027AA	9U8RAV01D9 11403400000	CF	1	21	82020000085E5E22P1140342571	S01021	89USAV	W31G3H	$	[***]

0027AB	9U8AFGA1D9 11403400000	CF	1	21	82020000085E5E22P1140342571	S01021	89USWA	W31G3H	$	[***]

0028AB	9U8R44A1D9	BX	1	21	82035000085E5E22P5280952571	S01021	89UR44	W31G3H	$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

	52809563062

0028AC	9U8MAR36D9	BW	1	17	80110946403106785400674432D46401545008MP84036				$	[***]
	M9545008MP84036

0028AD	9U7USOCOM9	BY	1	97	7030056SA7SW5E22P54URPU2571	S01021	79USM2	W31G3H	$	[***]
	54URPU00000

0028AE	9U6USOCM11	AL	1	97	6030056SA6SN5E22P547UVP2516	S01021	69USM1	W31G3H	$	[***]
	547UVP00000

0028AG	9U8SM4K5D9	BX	1	21	82035000085E5E22P5280952571	S01021	89USM4	W31G3H	$	[***]
	52809563062

0028AH	9U7R44B6D9	CS	1	21	72035000075E5E22P5280952571	S01021	79UR44	W31G3H	$	[***]
	52809563063

0028AJ	9U8R44A1D9	BX	1	21	82035000085E5E22P5280952571	S01021	89UR44	W31G3H	$	[***]
	52809563062

0028AK	9U8SM4K4D9	BX	1	21	82035000085E5E22P5280952571	S01021	89USM4	W31G3H	$	[***]
	52809563062

0029AA	9U8R44A4D9	CD	1	21	82035000085E5E22P52809531EA	S01021	89UR44	W31G3H	$	[***]
	52809563062

0029AB	9U7R44B3D9	AY	1	21	72035000075E5E22P52809531EA	S01021	79UR44	W31G3H	$	[***]
	52809563063

0029AC	9U8MARINE4	CG	1	17	80110946403106785400674432D46401545008MP84146				$	[***]
	M9545008MP84146

0029AD	9U7MARIN18	CE	1	17	79110947473106785400674432D4747B745007MP74087				$	[***]
	M9545007MP74087

0031AA	9U9AP4C4D9	DA	1	21	92035000095E5E22P52809531E6	S01021	99UAP4	W31G3H	$	[***]
	2809563062

0031AB	9U9MARD1D9	DB	1	17	91110947473106785400674432D4747359MP94080118W		474735		$	[***]
	M9545009MP94080

0032AA	9U9AR4D1D9	CX	1	21	92040000095E5E22P3752042516	S01021	99UAR4	W31G3H	$	[***]
	375204D1000

0033	9U9AP4D2D9	CY	1	21	92035000095E5E22P5280952512	S01021	99UAP4	W31G3H	$	[***]
	52809563062

0034AA	9U9AM4D1D9	CZ	1	21	92020000095E5E22P1140342571	S01021	99UAM4	W31G3H	$	[***]
	11403400000

0034AB	9U9AG4D1D9	DD	1	21	92020000095E5E22P1351972571	S01021	99UAG4	W31G3H	$	[***]
	13519700000

0034AC	J599UD01D9	DH	1	9711	X8242LEO1X6X5E22WAV 032571LES23204		99UFM3	W58HOZ	$	[***]
	WAV003

0034AD	9U9AG4F1D9	DD	1	21	92020000095E5E22P1351972571	S01021	99UAG4	W31G3H	$	[***]
	13519700000

0035AB	9U9AP4C1D9	CW	1	21	92035000095E5E22P5280952571	S01021	99UAP4	W31G3H	$	[***]
	52809563062

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

0035AC	J599UD02D9	DJ	1	9711	X8242LEO1X6X5E22WAV 082516LES23204		99UFM8	W58HOZ	$	[***]
	WAV008

0036AA	9U9AP4C5D9	DC	1	21	92035000095E5E22P52809531EA	S01021	99UAP4	W31G3H	$	[***]
	52809563062

0036AB	9U9MARD2D9	DB	1	17	91110947473106785400674432D4747359MP94080118W		474735		$	[***]
	M9545009MP94080

0045AA	J579UD06D9	BP	1	9711	X8242DEO1X6X5E22VKB 0131E6DES23204		79UFM1	W58HOZ	$	[***]
	VKB001

0046AA	J579UD07D9	BQ	1	9711	X8242DEO1X6X5E22VKB 0226ESDES23204		79UFM2	W58HOZ	$	[***]
	VKB002

0047AA	J579UD04D9	BR	1	9711	X8242DEO1X6X5E22VKB 112516DES23204		79UF11	W58HOZ	$	[***]
	VKB011

0047AB	J599UD12D9	DT	1	9711	X8242DEO1X6X5E22VKB 122571DES23204		99UF12	W58HOZ	$	[***]
	VKB012

0048	J579UD03D9	BV	2	9711	X8242DEO1X6X5E22VKB 062571DES23204		79UFM6	W58HOZ	$	[***]
	VKB006

0050AA	9U7RAVAF01	CL	1	57	783600000029747R26260956SZC005880062204F503000			F03000	$	[***]
	F4BBP8030G002

0050AB	9U8RVJNTC1	CM	1	97	80030066L18000660688920000N0006608MPD2314			N68892	$	[***]
	N0006608MPD2314

0050AC	9U8MARINE7	CN	1	17	80110946403106785400674432D4640K28MP8445111OT				$	[***]
	M9545008MP84451

0050AD	9U8SM4K3D9	BZ	1	21	82035000085E5E22P52809531E6	S01021	89USM4	W31G3H	$	[***]
	52809563062

0050AE	9U8AG1A3D9	BZ	1	21	82035000085E5E22P52809531E6	S01021	89UAG1	W31G3H	$	[***]
	52809563062

0050AF	9U7MARN2D9	CT	1	17	79110947473106785400674432D4747S845005MP74843				$	[***]
	M954007MP74843

0050AG	9U8JP88BD9	DE	1	97	80400260185Y5Y12506043825GY	019130	9D553S	W13G07	$	[***]
	50604384BP0
	MIPR9EDATCA188

0050AH	J599UD07D9	DK	1	9711	X8242LEO1X6X5E22WAV 00131EALES23204		99UTKB	W58HOZ	$	[***]
	WAV001

0050AJ	9U8A267AD9	DL	1	97	80300260185Y5Y12308100031E6	S19130	8DK111	W13G07	$	[***]
	30810000000
	MIPR9FDATCA267

0050AK	9U9MARD3D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0050AL	9U9MARD7D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0051AA	9U7RAVAF02	CL	1	57	783600000029747R26260956SZC005880062204F503000			F03000	$	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

	F4BBP8030G002

0051AB	9U8RVJNTC2	CM	1	97	80030066L18000660688920000N0006608MPD2314			N68892	$	[***]
	N0006608MPD2314

0051AC	9U8MARINE8	CN	1	17	80110946403106785400674432D4640K28MP8445111OT				$	[***]

0051AD	9U8SM4K2D9	CD	1	21	82035000085E5E22P52809531EA	S01021	89USM4	W31G3H	$	[***]
	52809563062

0051AE	9U8AG1A4D1	CD	1	21	82035000085E5E22P52809531EA	S01021	89UAG1	W31G3H	$	[***]
	52809563062

0051AF	9U7MARN1D9	CU	1	17	79110947473106785400674432D4747S845007MP74843				$	[***]
	M954007MP74843

0051AG	9U8JP88AD9	DE	1	97	80400260185Y5Y12506043825GY	019130	9D553S	W13G07	$	[***]
	50604384BP0
	MIPR9EDATCA188

0051AH	J599UDO8D9	DK	1	9711	X8242LEO1X6X5E22WAV 00131EALES23204		99UTKB	W58HOZ	$	[***]
	WAV001

0051AJ	9U8A267BD9	DM	1	97	80300260185Y5Y12308100031EA	S19130	8DK111	W13G07	$	[***]
	30810000000
	MIPR9FDATCA267

0051AK	9U9MARD4D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0051AL	9U9MARD8D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0052AA	9U8SUAV5D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URV4	W31G3H	$
	375204D1000

0052AB	9U81RSG3D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URSG	W31G3H	$	[***]
	375204D1000

0052AC	9U89URR1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URRS	W31G3H	$	[***]
	375204D1000

0053AA	9U8RAV02D9	CF	1	21	82020000085E5E22P1140342571	S01021	89USAV	W31G3H	$	[***]
	11403400000

0053AB	9U8RAV02D9	CF	1	21	82020000085E5E22P1140342571	S01021	89USAV	W31G3H	$	[***]
	11403400000

0053AC	9U8RAV02D9	CF	1	21	82020000085E5E22P1140342571	S01021	89USAV	W31G3H	$	[***]
	11403400000

0054AA	9U8NAVAIR1	CP	1	17	8818044D4D2570001900501202D000000HQ018MP30046				$	[***]
	N0001908MP30046

0054AB	9U9MAR01D9	CV	1	17	99110627A02506785400674432DM678549MPAH18111CH				$	[***]
	M6785409MPAH181

0055AA	9U8MARINE5	CJ	1	17	88110627A02506785400674432DM6785411AH8MPAH635				$	[***]
	M6785408MPAH635

0055AB	9U8MARINE6	CK	1	17	88110627A02506785400674432DM6785411SB8RCSBE06				$	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

	M6785408MPSBE06

0056AA	9U89URR1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URRS	W31G3H	$	[***]
	375204D1000

0056AB	9U8AR4M1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89UAR4	W31G3H	$	[***]
	375204D1000

0056AC	9U8RSGL1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URSG	W31G3H	$	[***]
	375204D1000

0056AD	9U9AR4L1D9	CX	1	21	92040000095E5E22P3752042516	S01021	99UAR4	W31G3H	$	[***]
	375204D1000

0057	9U8OSGA2D9	BZ	1	21	82035000085E5E22P52809531E6	S01021	89UROS	W31G3H	$	[***]
	52809563062

0058	9U8OSGA3D9	CD	1	21	82035000085E5E22P52809531EA	S01021	89UROS	W31G3H	$	[***]
	52809563062

0059	9U8OSGA4D9	BZ	1	21	82035000085E5E22P52809531E6	S01021	89UROS	W31G3H	$	[***]
	52809563062

0060AA	9U8RRSF1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89URRS	W31G3H	$	[***]
	375204D1000

0060AB	9U8AR4F1D9	CH	1	21	82040000085E5E22P3752042516	S01021	89UAR4	W31G3H	$	[***]
	375204D1000

0060AC	9U9AR4F1D9	CX	1	21	92040000095E5E22P3752042516	S01021	99UAR4	W31G3H	$	[***]
	375204D1000

0060AD	RS94MC19RV	DN	1	21	92040000096N6N7HP6333132516	S01021	9RS4MC	W31G3H	$	[***]
	63331326300

0061AA	9U9AA4L1D9	DQ	1	21	92020000095E5E22P4113022571	S01021	99UAA4	W31G3H	$	[***]
	41130290000

0061AB	9U9MH512D9	DR	1	17	99110627A02506785400674432DM678549MPAH51211CH			M67854	$	[***]
	M6785409MPAH512

0061AC	9U9MAR42D9	DS	1	17	9110627A02506785400674432DM678549MPSHF4211BK				$	[***]
	M6785409MPSHF42

0061AD	9U9AA4L2D9	DQ	1	21	92020000095E5E22P4113022571	S01021	99UAA4	W31G3H	$	[***]
	41130290000

0061AE	9U9AG4M1D9	DD	1	21	92020000095E5E22P1351972571	S01021	99UAG4	W31G3H	$	[***]
	13519700000

0062AA	J579UD03D9	BV	1	9711	X8242DEO1X6X5E22VKB 0062571DES23204		79UFM6	W58HOZ	$	[***]
	VKB006

0063AA	9U9SM4L2D9	DA	1	21	92035000095E5E22P52809531E6	S01021	99USM4	W31G3H	$	[***]
	52809563062

0063AB	9U8AFNE2D9	DW	1	57	83080000017841TF8373001642204400055393F667100				$	[***]
	F9WFC49039GC01

0063AC	9U9DARA1D9	DU	1	97	9040013019RPTUAVP9410AL31E6	S01021	99UDR3	W31G3H	$	[***]
	9410AL40000

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

0064AA	9U9SM4L4D9	DX	1	21	92035000095E5E22P52809531E1	S01021	99USM4	W31G3H	$	[***]
	52809563062

0064AB	9U8AFNE1D9	DW	1	57	83080000017841TF8373001642204400055393F667100				$	[***]
	F9WFC49039GC01

0064AC	9U9DARA6D9	DZ	1	21	9204000009RPTUAVP65471031EA	S01021	99UDR6	W31G3H	$	[***]
	654710L7000

0065AA	9U9MARD5D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0065AB	9U9MAR17D9	DY	1	17	91109464031067854 0674432D4640S99MP944171171				$	[***]
	M9545009MP94417

0066AA	9U9MARD6D9	DP	1	17	9110947473106785400674432D4747359MP94080118W				$	[***]
	M9545009MP94080

0066AB	9U9MAR44D9	DY	1	17	91109464031067854 0674432D4640S99MP944171171				$	[***]
	M9545009MP94417

0067AA	9U9SM4L3D9	DC	1	21	92035000095E5E22P52809531EA	S01021	99USM4	W31G3H	$	[***]
	52809563062

0067AB	9U8APGL1D9	CD	1	21	82035000085E5E22P52809531EA	S01021	89UAPG	W31G3H	$	[***]
	52809563062

0068AA	9U9SM4N3D9	DA	1	21	92035000095E5E22P52809531E6	S01021	99USM4	W31G3H	$	[***]
	52809563062

0069AA	9U9SM4N1D9	DA	1	21	92035000095E5E22P52809531E6	S01021	99USM4	W31G3H	$	[***]
	52809563062

								TOTAL	$	[***]

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	21	42040000045E5E22P643747255Y	S01021	W31G3H	$	[***]
Army	AB	21	52040000055E5E22P643747255Y	S01021	W31G3H	$	[***]
Army	AC	21	52040000055E5E22P64374731E8	S01021	W31G3H	$	[***]
Army	AD	21	52035000055E5E22P53900031E6	S01021	W31G3H	$	[***]
Army	AE	21	52040000056N6N7H622307M255Y	S01021	HQ0304	$	[***]
Army	AF	21	62020000065E5E22P1351972571	S01021	W31G3H	$	[***]
Army	AG	21	62035000065E5E22P52809531E6	S01021	W31G3H	$	[***]
Army	AJ	21	62020000065E5E22P1140342571	S01021	W31G3H	$	[***]
Army	AK	97	6030056SA6SN5E22P547UVP31E6	S01021	W31G3H	$	[***]
Army	AL	97	6030056SA6SN5E22P547UVP2516	S01021	W31G3H	$	[***]
Army	AM	97	6010056SA6SN5E22P0174172571	S01021	W31G3H	$	[***]
Army	AN	21	6203500006222010539000131EA	S23185	W58V75	$	[***]
Marine Corps	AP	17	671319M7KE2606785400674432DC1901R45006MPR6EB7			$	[***]
Army	AQ	21	72020000075E5E22P1351972571	S01021	W31G3H	$	[***]
Army	AR	21	72020000075E5E22P1140342571	S01021	W31G3H	$	[***]
Army	AS	97	6030056SA6SN5E22P547UVP25FB	S01021	W31G3H	$	[***]
Army	AT	21	72035000075E5E22P52809531E6	S01021	W31G3H	$	[***]
Army	AU	97	7030056SA7SW5E22P54URPU31E6	S01021	W31G3H	$	[***]
Army	AW	97	7010056SA7SW5E22P0174172571	S01021	W31G3H	$	[***]
Army	AX	21	52035000055E5E22P53900031EA	S01021	W31G3H	$	[***]
Army	AY	21	72035000075E5E22P52809531EA	S01021	W31G3H	$	[***]
Army	AZ	97	7030056SA7SW5E22P54URPU31EA	S01021	W31G3H	$	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	OBLIGATED AMOUNT
Army	BD	97	7030056SA7SW5E22P54URPU2516	S01021	W31G3H	$	[***]
Army	BE	21	52035000055E5E22P5390002571	S01021	W31G3H	$	[***]
Army	BF	21	62035000065E5E22P52809531EA	S01021	W31G3H	$	[***]
Army	BG	21	72035000075E5E22P52809525FB	S01021	W31G3H	$	[***]
Air Force	BJ	57	7930800000177158P83419000000059200000000667100		F67100	$	[***]
Marine Corps	BK	17	77110947473106785400674432D4747B745007MP74087			$	[***]
Marine Corps	BL	17	77110947473106785400674432D47473545007MP74086			$	[***]
Marine Corps	BM	17	67110947473106785400674432D4747SF45007MP64941			$	[***]
Marine Corps	BN	17	67110947473106785400674432D47473545007MP64944			$	[***]
Army	BP	9711	X8242DEO1X6X5E22VKB 00131E6DES23204		W58HOZ	$	[***]
Army	BQ	9711	X8242DEO1X6X5E22VKB 00226ESDES23204		W58HOZ	$	[***]
Army	BR	9711	X8242DEO1X6X5E22VKB 0112516DES23204		W58HOZ	$	[***]
Army	BS	97	7040013017RPTUAVP7410AL31E6	S01021	W31G3H	$	[***]
Army	BT	97	7040013017RPTUAVP7410AL31EA	S01021	W31G3H	$	[***]
Marine Corps	BU	17	77110947473106785400674432D4747S845007MP74843			$	[***]
Army	BV	9711	X8242DEO1X6X5E22VKB 0062571DES23204		W58HOZ	$	[***]
Marine Corps	BW	17	80110946403106785400674432D46401545008MP84036			$	[***]
Army	BX	21	82035000085E5E22P5280952571	S01021	W31G3H	$	[***]
Army	BY	97	7030056SA7SW5E22P54URPU2571	S01021	W31G3H	$	[***]
Army	BZ	21	82035000085E5E22P52809531E6	S01021	W31G3H	$	[***]
Army	CB	21	82040000085E5E22P3752042571	S01021	W31G3H	$	[***]
Army	CC	21	82020000085E5E22P1140342512	S01021	W31G3H	$	[***]
Army	CD	21	82035000085E5E22P52809531EA	S01021	W31G3H	$	[***]
Marine Corps	CE	17	79110947473106785400674432D4747B745007MP74087			$	[***]
Army	CF	21	82020000085E5E22P1140342571	S01021	W31G3H	$	[***]
Marine Corps	CG	17	80110946403106785400674432D46401545008MP84146			$	[***]
Army	CH	21	82040000085E5E22P3752042516	S01021	W31G3H	$	[***]
Marine Corps	CJ	17	88110627A02506785400674432DM6785411AH8MPAH635			$	[***]
Marine Corps	CK	17	88110627A02506785400674432DM6785411SB8RCSBE06			$	[***]
Air Force	CL	57	783600000029747R26260956SZC005880062204F503000		F03000	$	[***]
Defense Agencies	CM	97	80030066L18000660688920000N0006608MPD2314		N68892	$	[***]
Marine Corps	CN	17	80110946403106785400674432D4640K28MP8445111OT			$	[***]
Navy	CP	17	8818044D4D2570001900501202D000000HQ018MP30046			$	[***]
Army	CQ	97	6030056SA6SN5E22P547UVP2571	S01021	W31G3H	$	[***]
Army	CR	97	7010056SA7SW5E22P0174172512	S01021	W31G3H	$	[***]
Army	CS	21	72035000075E5E22P5280952571	S01021	W31G3H	$	[***]
Marine Corps	CT	17	79110947473106785400674432D4747S845005MP74843			$	[***]
Marine Corps	CU	17	79110947473106785400674432D4747S845007MP74843			$	[***]
Marine Corps	CV	17	99110627A02506785400674432DM678549MPAH18111CH			$	[***]
Army	CW	21	92035000095E5E22P5280952571	S01021	W31G3H	$	[***]
Army	CX	21	92040000095E5E22P3752042516	S01021	W31G3H	$	[***]
Army	CY	21	92035000095E5E22P5280952512	S01021	W31G3H	$	[***]
Army	CZ	21	92020000095E5E22P1140342571	S01021	W31G3H	$	[***]
Army	DA	21	92035000095E5E22P52809531E6	S01021	W31G3H	$	[***]
Marine Corps	DB	17	91110947473106785400674432D4747359MP94080118W			$	[***]
Army	DC	21	92035000095E5E22P52809531EA	S01021	W31G3H	$	[***]
Army	DD	21	92020000095E5E22P1351972571	S01021	W31G3H	$	[***]
Army	DE	97	80400260185Y5Y12506043825GY	019130	W13G07	$	[***]
Army	DH	9711	X8242LEO1X6X5E22WAV 0032571LES23204		W58HOZ	$	[***]
Army	DJ	9711	X8242LEO1X6X5E22WAV 0082516LES23204		W58HOZ	$	[***]
Army	DK	9711	X8242LEO1X6X5E22WAV 00131EALES23204		W58HOZ	$	[***]
Army	DL	97	80300260185Y5Y12308100031E6	S19130	W13G07	$	[***]
Army	DM	97	80300260185Y5Y12308100031EA	S19130	W13G07	$	[***]
Army	DN	21	92040000096N6N7HP6333132516	S01021	W31G3H	$	[***]
Navy	DP	17	9110947473106785400674432D4747359MP94080118W			$	[***]
Army	DQ	21	92020000095E5E22P4113022571	S01021	W31G3H	$	[***]
Marine Corps	DR	17	99110627A02506785400674432DM678549MPAH51211CH			$	[***]
Navy	DS	17	9110627A02506785400674432DM678549MPSHF4211BK			$	[***]
Army	DT	9711	X8242DEO1X6X5E22VKB 0122571DES23204		W58HOZ	$	[***]
Army	DU	97	9040013019RPTUAVP9410AL31E6	S01021	W31G3H	$	[***]
Air Force	DW	57	83080000017841TF8373001642204400055393F667100			$	[***]

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	OBLIGATED AMOUNT
Army	DX	21	92035000095E5E22P52809531E1	S01021	W31G3H	$	[***]
Navy	DY	17	91109464031067854 0674432D4640S99MP944171171			$	[***]
Army	DZ	21	9204000009RPTUAVP65471031EA	S01021	W31G3H	$	[***]
					TOTAL	$	[***]

ACRN	EDI	ACCOUNTING CLASSIFICATION
AA	21	040520400000	S01021	45E5E22643747C0900255Y	49USUAS01021	W31G3H
AB	21	050620400000	S01021	55E5E22643747C0900255Y	59USUAS01021	W31G3H
AC	21	050620400000	S01021	55E5E22643747C090031E8	59USUAS01021	W31G3H
AD	21	050520350000	S01021	55E5E225390001717831E6	59UR44S01021	W31G3H
AD	21	050520350000	S01021	55E5E225390001717831E6	59UR44S01021	W31G3H
AE	21	050620400000	S01021	56N6N7H622307MP221255YRN5P0201RVD2	5RNP02S01021
AF	21	060620200000	S01021	65E5E22135197000002571	69UGRVS01021	W31G3H
AF	21	060620200000	S01021	65E5E22135197000002571	69UGRVS01021	W31G3H
AG	21	060620350000	S01021	65E5E225280956306431E6	69UR44S01021	W31G3H
AG	21	060620350000	S01021	65E5E225280956306431E6	69UR44S01021	W31G3H
AJ	21	060620200000	S01021	65E5E22114034000002571	69URAVS01021	W31G3H
AJ	21	060620200000	S01021	65E5E22114034000002571	69URAVS01021	W31G3H
AK	97	0606030056SA	S01021	6SN5E22547UVP0000031E6	69USM1S01021	W31G3H
AL	97	0606030056SA	S01021	6SN5E22547UVP000002516	69USM1S01021	W31G3H
AM	97	0606010056SA	S01021	6SN5E22017417DN0002571	69USOMS01021	W31G3H
AN	21	060820350000	S23185	62220105390001818731EAMIPR6LPABJ9762J9KERAS23185
AP	17	06071319M7KE	260678540067443 2DC1901R45006MPR6EB7 M9545006MPR6EB7				067443
AQ	21	070720200000	S01021	75E5E22135197000002571	79UGRVS01021	W31G3H
AR	21	070720200000	S01021	75E5E22114034000002571	79USAVS01021	W31G3H
AS	97	0606030056SA	S01021	6SN5E22547UVP0000025FB	69USM1S01021	W31G3H
AT	21	070720350000	S01021	75E5E225280956306331E6	79UR44S01021	W31G3H
AT	21	070720350000	S01021	75E5E225280956306331E6	79URM4S01021	W31G3H
AU	97	0707030056SA	S01021	7SW5E2254URPU0000031E6	79USM2S01021	W31G3H
AW	97	0707010056SA	S01021	7SW5E22017417DN0002571	79USC4S01021	W31G3H
AX	21	050520350000	S01021	55E5E225390001717831EA	59UR44S01021	W31G3H
AY	21	070720350000	S01021	75E5E225280956306331EA	79UR44S01021	W31G3H
AY	21	070720350000	S01021	75E5E225280956306331EA	79URM4S01021	W31G3H
AZ	97	0707030056SA	S01021	7SW5E2254URPU0000031EA	79USM2S01021	W31G3H
BD	97	0707030056SA	S01021	7SW5E2254URPU000002516	79USM2S01021	W31G3H
BE	21	050520350000	S01021	55E5E22539000171782571	59UR44S01021	W31G3H
BF	21	060620350000	S01021	65E5E225280956306431EA	69UR44S01021	W31G3H
BG	21	070720350000	S01021	75E5E225280956306325FB	79UR44S01021	W31G3H
BJ	57	070930800000	667100	177158P83419000000059200000000667100 F67100 F1AF1H7131G001
BK	17	070711094747	310678540067443 2D4747B745007MP74087 M9545007MP74087				067443
BL	17	070711094747	310678540067443 2D47473545007MP74086 M9545007MP74086				067443
BM	17	060711094747	310678540067443 2D4747SF45007MP64941 M9545007MP64941				067443
BN	17	060711094747	310678540067443 2D47473545007MP64944 M9545007MP64944				067443
BP	97110X0X8242DEO1		S23204	X6X5E22VKB0010000031E6	79UFM1S23204	W58HOZ
BQ	97110X0X8242DEO1		S23204	X6X5E22VKB0020000026ES	79UFM2S23204	W58HOZ
BR	97110X0X8242DEO1		S23204	X6X5E22VKB011000002516	79UF11S23204	W58HOZ
BS	97	070804001301	S01021	7RPTUAV7410AL4000031E6	79UAL4S01021	W31G3H
BT	97	070804001301	S01021	7RPTUAV7410AL4000031EA	79UAL4S01021	W31G3H
BU	17	070711094747	310678540067443 2D4747S845007MP74843 M9545007MP74843				067443
BV	97110X0X8242DEO1		S23204	X6X5E22VKB006000002571	79UFM6S23204	W58HOZ
BV	97110X0X8242DEO1		W58HOZ	X6X5E22VKB006 2571J579UD03D9	79UFM6	S23204
BW	17	081011094640	310678540067443 2D46401545008MP84036 M9545008MP84036				067443
BX	21	080820350000	S01021	85E5E22528095630622571	89UR44S01021	W31G3H
BX	21	080820350000	S01021	85E5E22528095630622571	89USM4S01021	W31G3H
BY	97	0707030056SA	S01021	7SW5E2254URPU000002571	79USM2S01021	W31G3H
BZ	21	080820350000	S01021	85E5E225280956306231E6	89UAG1S01021	W31G3H
BZ	21	080820350000	S01021	85E5E225280956306231E6	89UR44S01021	W31G3H
BZ	21	080820350000	S01021	85E5E225280956306231E6	89UROSS01021	W31G3H
BZ	21	080820350000	S01021	85E5E225280956306231E6	89USM4S01021	W31G3H

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ACRN	EDI	ACCOUNTING CLASSIFICATION
CB	21	080920400000	S01021	85E5E22375204D10002571	89URV4S01021	W31G3H
CC	21	080820200000	S01021	85E5E22114034000002512	89UROBS01021	W31G3H
CD	21	080820350000	S01021	85E5E225280956306231EA	89UAG1S01021	W31G3H
CD	21	080820350000	S01021	85E5E225280956306231EA	89UR44S01021	W31G3H
CD	21	080820350000	S01021	85E5E225280956306231EA	89UROSS01021	W31G3H
CD	21	080820350000	S01021	85E5E225280956306231EA	89USM4S01021	W31G3H
CD	21	081020350000	W31G3H	85E5E225280956306231EA9U8APGL1D9	89UAPG	S01021
CE	17	070911094747	310678540067443 2D4747B745007MP74087 M9545007MP74087				067443
CF	21	080820200000	S01021	85E5E22114034000002571	89USAVS01021	W31G3H
CF	21	080820200000	S01021	85E5E22114034000002571	89USWAS01021	W31G3H
CG	17	081011094640	310678540067443 2D46401545008MP84146 M9545008MP84146				067443
CH	21	080920400000	S01021	85E5E22375204D10002516	89UAR4S01021	W31G3H
CH	21	080920400000	S01021	85E5E22375204D10002516	89URRSS01021	W31G3H
CH	21	080920400000	S01021	85E5E22375204D10002516	89URSGS01021	W31G3H
CH	21	080920400000	S01021	85E5E22375204D10002516	89URV4S01021	W31G3H
CH	21	080920400000	W31G3H	85E5E22375204D100025169U8AR4M1D9	89UAR4	S01021
CH	21	080920400000	W31G3H	85E5E22375204D100025169U8RSGL1D9	89URSG	S01021
CJ	17	0808110627A0	250678540067443 2DM6785411AH8MPAH635 M6785408MPAH635				067443
CK	17	0808110627A0	250678540067443 2DM6785411SB8RCSBE06 M785408MPSBE06				067443
CL	57	070836000000	503000	29747R26260956SZC005880062204F503000F03000F4FBBP8030G002
CM	97	0810030066L1	8000660688920000N0006608MPD2314				N68892
CN	17	081011094640	310678540067443 2D4640K28MP8445111OT M9545008MP84451				067443
CP	17	080818044D4D	257000190050120 2D000000HQ018MP30046 N0001908MP30046				050120
CQ	97	0606030056SA	S01021	6SN5E22547UVP000002571	69USM1S01021	W31G3H
CR	97	0707010056SA	S01021	7SW5E22017417DN0002512	79USC4S01021	W31G3H
CS	21	070720350000	S01021	75E5E22528095630632571	79UR44S01021	W31G3H
CT	17	070911094747	310678540067443 2D4747S845005MP74843 M9545007MP74843				067443
CU	17	070911094747	310678540067443 2D4747S845007MP74843 M9545007MP74843				067443
CV	17	0909110627A0	250678540067443 2DM678549MPAH18111CH M6785409MPAH181				067443
CW	21	090920350000	S01021	95E5E22528095630622571	99UAP4S01021	W31G3H
CX	21	091020400000	S01021	95E5E22375204D10002516	99UAR4S01021	W31G3H
CX	21	091020400000	W31G3H	95E5E22375204D100025169U9AR4L1D9	99UAR4	S01021
CY	21	091020350000	S01021	95E5E22528095630622512	99UAP4S01021	W31G3H
CZ	21	090920200000	S01021	95E5E22114034000002571	99UAM4S01021	W31G3H
DA	21	090920350000	S01021	95E5E225280956306231E6	99UAP4S01021	W31G3H
DA	21	091120350000	W31G3H	95E5E225280956306231E69U9SM4L2D9	99USM4	S01021
DA	21	091120350000	W31G3H	95E5E225280956306231E69U9SM4N1D9	99USM4	S01021
DA	21	091120350000	W31G3H	95E5E225280956306231E69U9SM4N3D9	99USM4	S01021
DB	17	091111094747	310678540067443 2D4747359MP94080118W M9545009MP94080				067443
DC	21	090920350000	S01021	95E5E225280956306231EA	99UAP4S01021	W31G3H
DC	21	091120350000	W31G3H	95E5E225280956306231EA9U9SM4L3D9	99USM4	S01021
DD	21	090920200000	S01021	95E5E22135197000002571	99UAG4S01021	W31G3H
DD	21	090920200000	W31G3H	95E5E221351970000025719U9AG4F1D9	99UAG4	S01021
DD	21	090920200000	W31G3H	95E5E221351970000025719U9AG4M1D9	99UAG4	S01021
DE	97	080904002601	019130	85Y5Y1250604384BP025GYMIPR9EDATCA1889D553S019130
DH	97110X0X8242LEO1		S23204	X6X5E22WAV003000002571	99UFM3S23204	W58HOZ
DJ	97110X0X8242LEO1		S23204	X6X5E22WAV008000002516	99UFM8S23204	W58HOZ
DK	97110X0X8242LEO1		S23204	X6X5E22WAV0010000031EA	99UTKBS23204	W58HOZ
DL	97	081003002601	S19130	85Y5Y123081000000031E6MIPR9FDATCA2678DK111S19130
DM	97	081003002601	S19130	85Y5Y123081000000031EAMIPR9FDATCA2678DK111S19130
DN	21	091020400000	S01021	96N6N7H633313263002516	9RS4MCS01021	W31G3H
DP	17	091111094747	310678540067443 2D4747359MP94080118W M9545009MP94080
DQ	21	090920200000	W31G3H	95E5E224113029000025719U9AA4L1D9	99UAA4	S01021
DQ	21	090920200000	W31G3H	95E5E224113029000025719U9AA4L2D9	99UAA4	S01021
DR	17	0909110627A0	250678540067443 2DM678549MPAH51211CH M6785409MPAH512				067443
DS	17	0909110627A0	250678540067443 2DM678549MPSHF4211BK M6785409MPSHF42
DT	97110X0X8242DEO1		W58HOZ X6X5E22VKB012 2571J599UD12D9		99UF12	S23204
DU	97	091004001301	W31G3H	9RPTUAV9410AL4000031E69U9DARA1D9	99UDR3	S01021
DW	57	081030800000	F67100	17841TF8373001642204400055393F667100	F9WFC49039GC01
DX	21	091120350000	W31G3H	95E5E225280956306231E19U9SM4L4D9	99USM4	S01021
DY	17	091111094640	31067854	067443 2D4640S99MP944171171 M9545009MP94417
DZ	21	091020400000	W31G3H	9RPTUAV654710L700031EA9U9DARA6D9	99UDR6	S01021

As stated in Secton A of the contract; the contractor is authorized to bill cost growth incurred due to a change in indirect rates for the following CLINs as shown below:

CLIN	Cost Growth		Pay from CLIN	In the Amount of		Pay from ACRN	Accounting Classification
003AA	$	[***]	0004AA	$	[***]	AB	5 2040 0000 55E5E22P643747255Y
006AA	$	[***]	0004AA	$	[***]	AB	5 2040 0000 55E5E22P643747255Y

*** END OF NARRATIVE G0001 ***

G-2 AS STATED IN SECTION A OF THE CONTRACT, THE CONTRACTOR IS AUTHORIZED TO BILL COST GROWTH INCURRED DUE TO A CHANGE IN INDIRECT LABOR RATES FOR THE FOLLOWING SLINs AS SHOWN BELOW:

SLIN	COST GROWTH		PAY FROM SLIN	IN THE AMOUNT OF		ACRN	ACCOUNTING CLASSIFICATION
0013AA	$	[***]	0013AB	$	[***]	AJ	21	62020000065E522P1351972571 S01021
0013AA	$	[***]	0013AC	$	[***]	AF	21	62020000065E522P1351972571 S01021
0013AA	$	[***]	0012	$	[***]	AF	21	62020000065E522P1351972571 S01021
0013AA	$	[***]	0013AL	$	[***]	AJ	21	62020000065E5E22P1140342571 S01021
0014AA	$	[***]	0013AL	$	[***]	AJ	21	62020000065E5E22P1140342571 S01021
0014AB	$	[***]	0021AG	$	[***]	AL	97	6030056SA6SN5E22P547UVP2516 S01021
0014AB	$	[***]	0014AC	$	[***]	CQ	97	6030056SA6SN5E22P547UVP2571 S01021
0020AB	$	[***]	0020AC	$	[***]	CR	97	7010056SA7SW5E22P0174172512 S01021
0021AC	$	[***]	0021AG	$	[***]	AL	97	6030056SA6SN5E22P547UVP2516 S01021
0021AD	$	[***]	0021AH	$	[***]	BD	97	7030056SA7SW5E22P54URPU2516 S01021
0021AD	$	[***]	0021AK	$	[***]	BY	97	7030056SA7SW5E22P54URPU2571 S01021
0028AB	$	[***]	0028AG	$	[***]	BX	21	82035000085E5E22P5280952571 S01021
0028AB	$	[***]	0028AH	$	[***]	CS	21	72035000075E5E22P5280952571 S01021
0028AB	$	[***]	0028AJ	$	[***]	BX	21	82035000085E5E22P5280952571 S01021

*** END OF NARRATIVE G0002 ***

G-3 AS STATED IN SECTION A OF THE CONTRACT, THE CONTRACTOR IS AUTHORIZED TO BILL COST GROWTH INCURRED FOR THE FOLLOWING SLIN AS SHOWN BELOW:

SLIN	COST GROWTH		PAY FROM SLIN	IN THE AMOUNT OF		ACRN	ACCOUNTING CLASSIFICATION
0054AA	$	[***]	0054AB	$	[***]	CV	17 99110627A02506785400674432DM678549MPAH18111CH

*** END OF NARRATIVE G0003 ***

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date

H-1	AI 25.3	COMPLIANCE WITH LAWS AND REGULATIONS	JUL/2008

The Contractor shall comply with, and shall ensure that its personnel and its subcontractors and subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. commanders may discipline contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.

H-2	52.243-4000	ENG CHG PROPOSAL, VALUE ENG CHG PROPOSAL, REQUEST FOR DEVIATION, REQUEST FOR VARIANCE, ENG RELEASE RECORDS, NOTICE OF REVISION, & SPECIFICATION CHG NOTICE PREPARATION AND SUBMISSION INSTRUCTIONS	JUN/2005

1.                                       Contractor initiated Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs), Request for Deviations (RFDs), and Request for Variance (RFVs), collectively referred to as “proposals”, shall be prepared, submitted and distributed in accordance with paragraphs 2, 3 and 4 below except as specified in paragraph 5 below.

2.                                       Format.

a.                                       Class 1 ECPs require the “Long Form Procedure” for documenting the change and describing the effects of the change on the suitability and supportability of the Configuration Item (CI). Class I ECPs should be limited to those that are necessary or offer significant benefit to the Government. Class I ECPs are those that affect the performance, reliability, maintainability, survivability, weight, balance, moment of inertia, interface characteristics, electromagnetic characteristics, or other technical requirements in the specifications and drawings. Class I ECPs also include those changes that affect Government Furnished Equipment, safety, compatibility, retrofit, operation and maintenance manuals, interchangeability, substitutability, replaceability, source control specifications and drawings, costs, guarantees or warranties, deliveries, or schedules. Class II ECPs are those that do not affect form, fit and function, cost, or schedule of the system CI and do not meet the other criteria described above for Class I ECPs.

b.                                      Long Form Procedure: Class I changes to the CI require that AMSAM-RD Form 523, pages 1 through 7 (as applicable), be prepared. Use of this procedure assures that all effects of the change on the CI are properly addressed and documented to the necessary detail to allow proper evaluation of the proposed change.

c.                                       Short Form Procedure: ECPs and VECPs , which meet the requirements of Class II ECPs, shall be prepared using AMSAM-RD Form 523 (page 1 only). Supplemental pages may be used with the form as necessary. The responsible Contract Management Office (CMO) will enter the appropriate data in Block 5 “Class of ECP”, Block 6 “Justification Codes”, and Block 7 “Priority.”

d.                                      The Contractor shall not manufacture items for acceptance by the Government that incorporate a known departure from requirements, unless the Government has approved a RFD. RFDs shall be prepared using AMSAM-RD Form 527 or AMSRD-AMR Form 530 (Type I, see block 5 on the form).

e.                                       The Contractor shall not submit items for acceptance by the Government that include a known departure from the requirements, unless the Government has approved a RFV. RFVs shall be prepared using AMSAM-RD Form 528).

f.                                         Each ECP, RFD or RFV shall be accompanied by a written and signed evaluation prepared by the responsible Defense Contract Management Agency (DCMA) technical representative. The DCMA written evaluation shall be considered part of the ECP/RFD/RFV proposal.

g.                                      Classification of RFDs/RFVs.

(1)                                  Major RFDs/RFVs. RFDs/RFVs written against CIs shall be designated as major when the RFD/RFV consists of acceptance of an item having a nonconformance with contract or configuration documentation involving health; performance; interchangeability; reliability; survivability; maintainability; effective use or operation; weight; appearance (when a factor); or when there is a departure from a requirement classified as major in the contractual documentation.

(2)                                  Critical RFDs/RFVs. RFDs/RFVs written against CIs shall be designated as critical when the RFD/RFV consists of acceptance of an item having a nonconformance with contract or configuration documentation involving safety or when there is a departure from a requirement classified as critical in the contractual documentation.

(3)                                  Minor RFDs/RFVs.   RFDs/RFVs written against CIs shall be designated as minor when the RFD/RFV consists of acceptance of an item having a nonconformance with contract or configuration documentation which does not involve any of the factors listed above in paragraphs g(1) or g(2), or when there is a departure from a requirement classified as minor in the contractual documentation.

h.                                      Proposals shall include sufficient technical data to describe all changes from existing contract requirements.

i.                                          Proposals shall include sufficient justification for making the change, including a statement of contract impact, if the change is not authorized.

j.                                          Proposals for ECPs shall set forth a “not to exceed” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the equitable increase shall not exceed this amount.

k.                                       Times allowed for technical decisions for ECP and RFD/RFV proposals will be worked out via mutual agreement between the Contractor and the Government.

l.                                          The Contractor shall submit, concurrent with the ECP, a separate AMSAM-RD Form 525, “Specification Change Notice” (SCN), for each specification that would require revision if the ECP were approved.

m.                                    Proposals for VECPs shall set forth a “not less than” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the savings shall not be less than this amount.

n.                                      The Contractor shall utilize AMSAM-RD Form 526, “Engineering Release Record” (ERR) to release new or revised configuration documentation to the Government for approval.

o.                                      The Contractor shall utilize AMSAM-RD Form 524, “Notice of Revision” (NOR) to describe the exact change(s) to configuration documentation specified as a data requirement in the contract. The Contractor shall describe the change using sub-sections entitled “WAS” to describe the current contractual technical requirement and “IS” to describe the proposed new requirement.

3.                                       Submittal. The Contractor shall submit two (2) copies of each proposal to the responsible Administrative Contracting Officer (ACO). One (1) copy of each proposal shall be returned to the Contractor within (5) working days after receipt by the ACO, stating whether or not the proposal is in compliance with this provision. Any unresolved differences between the ACO and the Contractor concerning ECPs, VECPs, RFVs or RFDs will be submitted to the PCO for resolution. Submittals may be made by electronic means by scanning the appropriate completed forms into a computer or preparing the forms electronically.

4.                                       Distribution.

a.                                       Electronic Distribution. The preferred method of distribution is through the Internet E-mail System to the PCO. Microsoft Word is required for use with the transmittal letter (E-mail). Required forms will be attached to the E-mail. All forms may be obtained from the AMCOM Acquisition Center Website (https://wwwproc.redstone.army.mil/acquisition) by clicking on “Forms/Checksheets.” The forms are in both “Adobe Acrobat” and “Form Flow” formats. In order to access and use the forms, the user must have the “Adobe Acrobat” or “Form Flow” software installed on their computer. Drawings may be scanned into the computer and sent as an attachment. In some cases, because of size, drawings may have to be sent as hard copies or sent under special electronic instructions provided by the PCO. Contractors who do not have access to the AMCOM Acquisition Center Website will need to contact the PCO, the appropriate Project Office Configuration Management Office, or the Technical Data Management Division (AMSRD-AMR-SE-TD) to have the forms sent to their facility.

b.                                      Hard Copy Distribution of Class I or II ECPs and RFD/RFVs. For each Class I or II ECP, or each RFD/RFV that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the PCO and one copy to the ACO. Upon receipt of any type of change proposal that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation pertaining to the proposed engineering change action to the PCO. Assistance in preparing any of these proposals may be obtained from the ACO or AMCOM Change Control Point at:

Aviation and Missile Research, Development, and Engineering Center

ATTN: AMSRD-AMR-SE-TD-CM

Redstone Arsenal, Al 35898-5000

Telephone: 256-876-1335

c.                                       Hard Copy Distribution of VECPs. For each VECP that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the PCO and one copy to the ACO. Upon receipt of any VECP that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation to the PCO. The Contractor shall also submit one copy of the VECP to the Value Engineering Program Manager (VEPM) whose address is below. Assistance in preparing VECPs may be obtained from the VEPM.

Aviation and Missile Research, Development, and Engineering Center

ATTN: AMSRD-AMR-SE-IO-VE

Redstone Arsenal, Al 35898-5000

Telephone: 256-876-8163

5.                                       Alternate Format, Submittal or Distribution Process. Proposals may be prepared in a different format, submitted using a different submittal process or distributed in a different manner than specified in paragraphs 2, 3 and 4 above, so long as the alternate approach is in accordance with a Government approved configuration management plan governed by this contract or the PCO authorizes the alternate format, submittal, or distribution process.

6.                                       Government Acceptance. Acceptance of a proposal by the Government shall be affected by the issuance of a change order or execution of a supplemental agreement incorporating the proposal into the contract unless the PCO authorizes another method of acceptance. The Government will notify the Contractor in writing if a proposal is determined to be unacceptable.

(End of clause)

H-2 RESERVED

H-3 RESERVED

H-4                             SPECIAL DEFINITIONS

CONTRACTOR REPRESENTATIVES DEPLOYED ON-SITE ARE ELIGIBLE FOR CONSIDERATIONS PROVIDED TO COMPANY GRADE OFFICERS, SUBJECT TO AVAILABILITY AND APPROVAL OF THE INSTALLATION/SITE COMMANDER.

H-5                             FLIGHT ON MILITARY AIRCRAFT

TRAVEL BY COMMERCIAL/GOVERNMENT/U.S. ARMY AIRCRAFT IS AUTHORIZED IN SUPPORT OF ANY DEPLOYMENT OPERATIONS. IF TRAVEL IS IN CONJUNCTION WITH OBLIGATIONS TO PROVIDE LOGISTICAL SUPPORT (I.E., AIRCRAFT REPAIR AND TECHNICAL ASSISTANCE UNDER THIS CONTRACT). SUPPORT WILL BE AS NECESSARY TO ACCOMPLISH DEPLOYMENT OBJECTIVES. THE CONTRACTOR WILL BE REQUIRED TO FLY

VIA MILITARY FIXED WING OR ROTARY AIRCRAFT DURING THIS DEPLOYMENT. THIS REQUIREMENT INCLUDES THE INITIAL DEPLOYMENT TO THE OCONUS LOCATION.

H-6                             STATUS OF FORCES AGREEMENTS (SOFA) LOGISTICS SUPPORT AND PRIVILEGES

SOFA LOGISTICS SUPPORT AND PRIVILEGES, AS AVAILABLE, WILL BE FURNISHED TO THE CONTRACTOR AND WILL BE THE SAME AS THOSE PROVIDED FOR DOD CIVILIANS, GS-11 OR EQUIVALENT. PAYMENT FOR LODGING AND SUBSISTENCE WILL BE PROVIDED UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT. FOR THE PERIOD OF ACCREDITATION, WITH THE APPROVAL OF THE LOCAL COMMANDER, THE CONTRACTOR WILL BE PROVIDED THE FOLLOWING:

A.                                   ACCESS TO THE BASE COMMISSARY AND AAFES FACILITIES (MILITARY EXCHANGE, INCLUDES RATIONED ITEMS);

B.                                     ACCESS TO U.S. MILITARY FACILITIES;

C.                                     ACCESS TO AND USE OF MILITARY BANKING FACILITIES AND/OR MILITARY FINANCE OFFICES;

D.                                    ACCESS TO AND USE OF MORTUARY SERVICES;

E.                                      ACCESS TO AND USE OF MILITARY POST OFFICES;

F.                                      ACCESS TO AND USE OF MILITARY BILLETING FACILITIES;

G.                                     ACCESS TO AND USE OF OFFICER OR NCO/EM CLUBS;

H.                                    ACCESS TO AND USE OF MILITARY SUPPLY SYSTEMS, AS APPROPRIATE;

I.                                         PURCHASE OF PETROLEUM AND OIL;

J.                                        ACCESS TO AND USE OF MESSING FACILITIES AT REMOTE SITES ONLY (REIMBURSABLE);

K.                                    CUSTOMS EXEMPTION;

L.                                      ACCESS TO AND USE OF MEDICAL/DENTAL SERVICES ON A REIMBURSABLE BASIS.

IF DEPLOYMENT IS REQUIRED UNDER THIS CONTRACT TO COUNTRIES WITHOUT A SOFA, A LETTER OF ACCREDITATION/AUTHORIZATION WILL BE ISSUED ON AN “AS NEEDED” OR CASE-BY-CASE BASIS FOR CONTRACTOR CIVILIAN EMPLOYEES, GS-11 OR EQUIVALENT, SUBJECT TO LOCAL POLICY, REGULATIONS, AND AVAILABILITY.

H-7 Contractor Support in a Deployment Situation

1.0 — Purpose

The contractor shall provide support for the SUAV System Program in support of deployments, contingencies and exercises in CONUS and OCONUS locations. Support shall be provided during deployment, during in-theater of operations, and during redeployment from areas of operation, contingencies, and exercises.

2.0 — Obligation

The contractor’s obligation in providing contractor support in a deployment situation is limited to providing its reasonable best efforts to provide personnel to deploy with a military unit in a deployment situation that could involve hostilities. The contractor’s subsequent inability to provide personnel is an excusable delay and the contract cannot be terminated for default as a result thereof.

No change in the scope or within the scope of this contract, which would effect a change in any term or provision of this contract shall be made except by official contract modification executed by the Contracting Officer. The contractor shall ensure that all contractor personnel are knowledgeable and cognizant of this contract clause. Changes to contract effort accepted and performed by contractor personnel outside of the scope of this contract without specific authorization of the contracting officer shall be the responsibility of the contractor.

The contracting officer may change the priorities of the contractor’s activities within the terms and conditions of the contract.

The contractor is responsible for supervision and direction of all contractor personnel and for on-site liaison with functional U.S. organizations. The contractor and its personnel shall not supervise or be supervised by government personnel.

The regional combatant commander (previously referred to as the commander in chief [CINC]) is responsible for accomplishing the mission and ensuring the safety of all deployed military, government civilians, and contractor employees in support of US military operations.

When US citizen contractor employees are involved in supporting an operation, they must be accounted for in the similar manner as military and DAC personnel.

3.0 — Definition of Terms

“Contractor Personnel” includes all agents, personnel, subcontractors, and vendors of the prime contractor. For deployment purposes, contractor personnel are neither combatants nor noncombatants. Under international agreement, they are considered civilians authorized to accompany the force in the field.

“Combat Related Tasks” means any aggressive offensive hostile action against an enemy of the United States other than actions directly related to self-defense.

“Contracting Officer”, for the purposes of this clause only, includes the Contracting Officer’s technical representatives and the Contracting Officer’s designated representatives.

“Deployment” is the relocation of forces to desired areas of operations.

4.0 — Reserved

5.0 — Management

5.0.1 The contractor shall ensure that all contractor personnel, including subcontractors, comply with all guidance, instructions, and general orders applicable to U.S. Armed Forces and DOD civilians and issued by the Theater Commander or his/her representative. This will include any and all guidance and instructions issued based upon the need to ensure mission accomplishment, force protection and safety.

5.0.2 The contractor shall comply, and shall ensure that all deployed contractor personnel comply, with pertinent Service and DoD directives, policies, and procedures. The contractor shall also ensure compliance with all federal statutes, judicial interpretations and international agreements (e.g., Status of Forces Agreements, Host Nation Support Agreements, etc.) applicable to U.S. Armed Forces or U.S. citizens in the area of operations. Disputes will be resolved by the Contracting Officer. Except when required by statue, contractor personnel will not be subject to the Uniform Code of Military Justice, including, without limitation, the absence/desertion provisions of the code. When criminal activity is involved, the Host Nation’s laws and international agreements may take precedence. In the absence of any host-nation involvement, the commander may utilize the Military Extraterritorial Jurisdiction Act (Public Law 106-523) of 2000.

5.0.3 The contractor shall take reasonable steps to ensure the professional conduct of its personnel and subcontractors.

5.0.4 The contractor shall promptly resolve, to the satisfaction of the Contracting Officer, all contractor personnel performance and conduct problems identified by the cognizant Contracting Officer or his/her designated representative.

5.0.5 The Contracting Officer may direct the contractor, at the contractor’s expense, to remove or replace any contractor personnel failing to adhere to instructions and general orders issued by the Theater Commander or his/her designated representative.

5.0.6 The Contracting Officer, the Contracting Officer’s technical representative, and the Contracting Officer’s representatives are the U.S. Government (“Government”) officials responsible for administering the contractor’s performance. All questions regarding authorized direction should be brought to the attention of one of these Government officials.

5.1 — Accounting for Personnel

5.1.1 As directed by the Contracting Officer or his/her representative and based on instructions of the Theater Commander, the contractor shall report its personnel, including third country nationals, entering and/or leaving the area of operations by name, citizenship, location, Social Security number (SSN) or other official identity document number.

5.1.2 Contractor personnel shall be assigned to the Logistics Support Element for administrative and personnel reporting purposes and shall comply with the reporting instructions of the Logistics Support Element commander.

5.2 — Risk Assessment and Mitigation

5.2.1 The contractor will prepare plans for support of military operations as required by the contract or as directed by the Contracting Officer.

5.2.2 For badging and access purposes, the contractor will provide the Service with a list of all personnel (including qualified subcontractors and/or local vendors being used in the area of operations) with all required identification and documentation information. Changes/updates will be coordinated with service representative.

5.2.3 As required by the operational situation, the Government will relocate contractor personnel (who are citizens of the United States, aliens resident in the United States or third country nationals, not resident in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.

5.2.4 The contractor will brief its personnel regarding the potential danger, stress, physical hardships and field living conditions.

5.2.5 The contractor will require all its personnel to acknowledge in writing that they understand the danger, stress, physical hardships and field living conditions that are possible if the personnel deploy in support of military operations.

5.2.6 The contractor will designate a point of contact for all of its plans and operations and establish an operations center to plan and control the contractor deployment process and resolve operational issues with the deployed force.

5.2.7 The Government will provide operational support services, as available, to the Contractor, to include connectivity to telecommunications resources, or any other services that are needed to assist the contractor in performing its mission

5.2.8 The Government will incorporate contractor personnel into Government Contingency Plans and contractor personnel will be afforded the same rights privileges, protection and priority as U.S. Government personnel.

5.3 — Reserved

5.4 — Reserved

5.5 — Force Protection

5.5.1 While performing duties in accordance with the terms and conditions of the contract, the Service will provide force protection to contractor personnel commensurate with that given to Service/Agency (e.g. Army, Navy, Air Force, Marine, Defense Logistics Agency (DLA)) civilians in the operations area.

5.5.2 Contractor personnel accompanying U.S. Armed Forces may be subject to hostile actions. If captured, the status of contractor personnel will depend on the type of conflict, applicability of any relevant international agreements, and the nature of the hostile force. The full protections, granted to Prisoners of War (POW) under the Geneva (1949) and Hague (1907) Conventions apply only during international armed conflicts between the signatories to these conventions. Therefore, contractor personnel status will depend on the specific circumstances of an operation. When the United States is a participant in an international armed conflict, contractor personnel are entitled to be protected as POWs if captured by a force that is a Geneva/Hague convention signatory. To ensure proper treatment, contractor personnel will be provided with a Geneva Conventions (DD Form 489) or similar identification card. Contractor personnel will be considered at least GS-12 equivalents for this purpose.

5.5.3 The Government shall support requests of contractor personnel to pay counsel fees, court costs, bail, interpreter fees or other fees and expenses pursuant to 10 U.S.C. Section 1037.

5.6 — Vehicle and Equipment Operation

5.6.1 The contractor shall ensure personnel possess the required civilian licenses to operate the equipment necessary to perform contract requirements in the theater of operations in accordance with the Statement of Work.

5.6.2 The Government authorizes deployed contractor personnel to operate, drive, and/or ride Government Tactical Vehicles as required in the performance of their duties in execution of this contract. Before operating any military owned or leased equipment, the contractor personnel shall provide proof of license (issued by an appropriate governmental authority) to the Contracting Officer or his/her representative.

5.6.3 The Government, at its discretion, may train and license contractor personnel to operate military owned or leased equipment.

5.6.4 While operating a military owned or leased vehicle or equipment, contractor personnel may be subject to the local laws and regulations of the country, area, city, and/or camp in which deployed. The contractor and its personnel may be held jointly and severally liable for all damages resulting from the unsafe or negligent operation of military owned or leased equipment.

5.7 — Response Time, On Call Duty or Extended Hours

5.7.1 The contractor, upon issuance of a task order, modification, or equivalent order by the Contracting Officer or his/her designated representative, shall effect all actions necessary to ensure all required personnel and equipment are at the location(s) identified and at the times specified in the task order, modification or equivalent order.

5.7.2 The contractor shall be reasonably available to work “on-call” during other than “regular hours” to perform high priority tasks.

5.7.3 The Contracting Officer, or his/her designated representative, will identify the parameters of “on-call” duty.

5.7.4 The contractor shall be available to work extended hours to perform mission essential tasks as directed by the Contracting Officer.

5.7.5 The Contracting Officer may negotiate an equitable adjustment to the contract consistent with pre-award cost negotiations concerning extended hours, surges, and overtime requirements.

5.8 — Clothing and Equipment Issue

5.8.1 The contractor shall ensure that contractor personnel possess the necessary personal clothing and safety equipment to execute contract performance in the theater of operations in accordance with the statement of work. Clothing should be distinctive and unique and not imply that the contractor is a military member, while at the same time not adversely affecting the Government’s tactical position in the field.

5.8.2 Unless specifically authorized by the Theater Commander, contractors accompanying the force are not authorized to wear military uniforms, except for specific items required for safety and security. If required, the Government shall provide to the contractor all military unique organizational clothing and individual equipment. Types of organizational clothing and individual equipment may include Nuclear, Biological, and Chemical defensive equipment.

5.8.2.1 The Contracting Officer shall identify to the contractor the organizational clothing and individual equipment. Upon receipt of organizational clothing and individual equipment, the contractor shall assume responsibility and accountability for these items.

5.8.2.2 The contractor or contractor personnel shall sign for all issued organizational clothing and individual equipment, thus, acknowledging receipt and acceptance of responsibility for the proper maintenance and accountability of issued organizational clothing and individual equipment.

5.8.2.3 The contractor shall ensure that all issued organizational clothing and individual equipment is returned to the Government. Upon return of organizational clothing and individual equipment to the Government, the contractor shall be responsible for requesting, maintaining, and providing to the Contracting Officer documentation demonstrating the return of issued organizational clothing and individual equipment to Government control.

5.8.2.4 The Contracting Officer will require the contractor to reimburse the Government for organizational clothing and individual equipment lost or damaged due to the contractor’s willful misconduct.

5.9 — Legal Assistance

5.9.1 The contractor will ensure its personnel deploying to or in a theater of operations are furnished the opportunity and assisted with making wills and other estate planning instruments as well as with any necessary powers of attorney prior to deployment processing and/or deployment.

5.9.2 While contractor personnel are deployed in the theater of operations, the Government shall provide legal assistance in accordance with the following conditions and as permissible under Military Department Regulations.

5.9.2.1 The legal assistance is in accordance with applicable international agreements and approved by the host nation government.

5.9.2.2 Legal assistance, which is provided, is limited and ministerial in nature (for example, witnessing signatures on documents and providing notary services), legal counseling (to include review and discussion of legal correspondence and documents), and legal document preparation (limited to powers of attorney and advanced medical directives), and help retaining non-DoD civilian attorneys.

5.10 — Central Processing and Departure Point (Conus Replacement Center - CRC)

5.10.1 The Government is responsible for providing information on all requirements necessary for deployment. For any contractor personnel determined by the Government at the deployment processing site to be non-deployable, the contractor shall promptly remedy the problem. If the problem cannot be remedied in time for deployment, a replacement having equivalent qualifications and skills shall be provided to meet the re-scheduled deployment timeline as determined by the Contracting Officer.

5.10.2 The Contracting Officer shall identify to the contractor all required mission training and the location of the required training.

5.10.3 The contractor shall ensure that all deploying personnel receive all required mission training and successfully complete the training.

5.10.4 The Contracting Officer shall inform the contractor of all Nuclear, Biological, and Chemical (NBC) equipment and Chemical Defensive Equipment (CDE) training requirements and standards.

5.10.5 The Government shall provide the contractor personnel with CDE familiarization training for the performance of mission essential tasks in designated high threat countries. This training will be commensurate with the training provided to DoD civilian personnel.

5.11 — Standard Identification Cards

5.11.1 The Contracting Officer shall identify to the contractor all identification cards and tags required for deployment and shall inform the contractor where the identification cards and tags are to be issued.

5.11.2 The Contracting Officer shall coordinate for issuance of required identification cards and tags for all contractor personnel not processing through a CRC.

5.11.3 The contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment.

5.11.4 Upon redeployment, the contractor will ensure that all issued controlled identification cards and tags are returned to the Government.

5.12 — Medical

5.12.1 The Contracting Officer shall provide the contractor with all physical, medical, and dental requirements and standards necessary for deployment. The contractor shall conduct physical and medical evaluations, as necessary, of all of its deployable personnel at contractor and/or employee expense to ensure that they are capable of enduring the rigors of deployment in support of the military operation. Physical and medical evaluation costs due to Government requirements that are above normal physical and medical evaluation requirements will be considered allowable costs.

5.12.2 The contractor shall be responsible for providing qualified, capable personnel who meet the physical standards, medical requirements, and standard immunization requirements for job performance in the designated theater of operations. Army Regulation 40-562 provides detailed information concerning immunizations. The Centers for Disease Control provide an Internet-based health information service that includes recommended immunizations at www.cdc.gov/travel.

5.12.3 Contractor personnel shall be required to present their medical and dental records with a recent history and physical not over 12 months old for screening at the CRC. The dental record must indicate a dental exam that is not over six months old. Medical screening at the CRC may include DNA sampling and military/area unique immunizations for contractors deploying OCONUS.

5.12.4 RESERVED

5.12.5 While in the area of operations, eligible contractor personnel deployed shall receive medical and dental care/support equivalent to that provided to military personnel. This care will include, as required:

\’b7         Inpatient and outpatient services (routine and emergency care).

\’b7         Pharmaceutical Support.

\’b7         Evacuation

\’b7         Any other medical support as determined by appropriate military authorities, in accordance with recommendations from the command surgeon.

5.12.6 The Government shall provide injections against biological and chemical warfare to contractor personnel as appropriate.

5.12.7 Deploying civilian contractor personnel shall carry with them a minimum 90-day supply of any medication they require. When required, contractor personnel will deploy with two pairs of eyeglasses and a current prescription.

5.13 — Weapons and Training

5.13.1 In no event shall the contractor or contractor personnel be required to perform Combat Related Tasks.

5.13.2 The government may issue weapons (sidearms) for self-defense to contractor personnel. Acceptance of weapons by contractor personnel is at the discretion of the contractor and its personnel. When accepted, contractor personnel are responsible for using the weapons in accordance with the rules of engagement, policies, regulations, instructions, directives, guidance, and orders issued by the Theater Commander, which shall be provided to or made known to contractor personnel, all military regulations, and any contractor policies regarding possession, use, safety, and accountability of weapons and ammunition. Contractor personnel self-defense is not a contract requirement; therefore, contractor personnel are legally liable for any use that is not in accordance with these above rules, instructions, directives, guidance, orders, regulations, and policies. Only military issued ammunition may be used in any weapon that is accepted.

5.13.3 Prior to issuing any weapons to contractor personnel, the Government shall provide the contractor personnel with weapons familiarization training commensurate to training provided to Department of Defense civilian personnel.

5.13.4 The contractor shall ensure that its personnel adhere to all guidance and orders issued by the Theater Commander or his/her representative regarding possession, use, safety and accountability of weapons and ammunition.

5.13.5 Upon redeployment or notification by the Government, the contractor shall ensure that all Government issued weapons and ammunition are returned to Government control.

5.13.6 Contractors will screen contractor personnel, and Subcontractors, to ensure that personnel may be issued a weapon in accordance with U.S. or applicable host nation laws. Evidence of screening will be presented to the Contracting Officer.

5.14 — Passports, Visas, Customs and Travel Orders

5.14.1 The contractor is responsible for obtaining all passports, visas, or other documents necessary to enter and/or exit any area(s) identified by the Contracting Officer for contractor personnel.

5.14.2 All contractor personnel shall be subject to the customs processing procedures, entrance and exit requirements, to include laws, treaties, agreements and duties for the country in which they are deploying, and the customs requirements, procedures, laws, and duties of the United States upon re-entry.

5.14.3 The Contracting Officer will determine and stipulate the allowability and allocability of payment for entry/exit duties on personal items in possession of contractor personnel per U.S. Customs Service rates and restrictions.

5.14.4 The Government will supply the contractor with a Letter of Authorization/Identification, or its equivalent, when necessary to performance of the contract in a deployment situation.

5.15 — Reception, Staging, Onward Movement and Integration

5.15.1 Upon arrival in the area of operations, contractor personnel will receive Reception, Staging, Onward movement and

Integration (RSO&I), as directed by the Theater Commander or his/her designated representative through the Contracting Officer or his/her designated representative.

5.15.2 The contractor should be prepared to move material and equipment using Government transportation and comply with applicable transportation regulations, such as MILSTAMP, etc., for safety, packaging, tie-down, etc.

5.16 — Living Under Field Conditions

The Government shall provide to contractor personnel deployed in the Theater of Operations the equivalent field living conditions, quarters, subsistence, sanitary facilities, mail delivery, laundry service, emergency medical and dental care, emergency notification, and other available support afforded to Government personnel and military personnel in the theater of operations. While living in the field environment, contractor personnel shall maintain a clean living area, be considerate of others, and adhere to the Commander’s policies, directives, instructions, etc.

5.17 — Morale, Welfare, and Recreation

The Government shall provide contractor personnel deployed in the theater of operations morale, welfare, and recreation services commensurate with that provided to Department of Defense civilians and military personnel deployed in the theater of operations providing the appropriate commander approves.

5.18 — Status of Forces Agreement

5.18.1 Contractor personnel shall be granted Status of Forces Agreement (SOFA) protection where appropriate. When applicable, these agreements may establish legal obligations independent of contract provisions. SOFA agreements also define the legal status (e.g., host-nation criminal and civil jurisdiction) and legal obligations (e.g., taxes, customs, etc.) of contractors in a host nation.

5.18.2 The Contracting Officer shall inform the contractor of the existence of all relevant SOFA and other similar documents, and provide copies upon request.

5.18.3 The contractor is responsible for obtaining all necessary legal advice concerning the content, meaning, application, etc. of any applicable SOFAs, and similar agreements. The contractor will inform the Contracting Officer of any impacts of these agreements.

5.18.4 The contractor shall adhere to all relevant provisions of the applicable SOFAs and other similar related agreements.

5.18.5 The contractor is responsible for providing the Government with the required documentation to acquire invited contractor or technical expert status, if required by SOFA.

5.19 — Tour of Duty/Hours of Work

5.19.1 The Contracting Officer, or his/her representative, shall provide the contractor with the anticipated duration of the deployment. The contractor shall comply with all duty hours and tours of duty identified by the Contracting Officer or his/her designated representative.

5.19.2 The contractor may rotate contractor personnel into and out of the theater provided there is not degradation in mission. The contractor’s rotation of contractor personnel should be appropriate with the duration of the deployment. The contractor will coordinate personnel changes with the Contracting Officer or the Contracting Officer’s representative.

5.19.3 The Contracting Officer shall provide the contractor with the anticipated work schedule.

5.19.4 The Contracting Officer, or his/her designated representative, may modify the work schedule to ensure the Government’s ability to continue to execute its mission.

5.19.5 If contractor personnel depart an area of operations without contractor permission, the contractor will ensure continued performance in accordance with the terms and conditions of the contract. The replacement is at contractor expense and must be in place within 30 days or as directed by the Contracting Officer or his/her designated representative.

5.20 — Health and Life Insurance

The contractor shall ensure that health and life insurance benefits provided to its deploying personnel are in effect in the Theater of Operations and allow traveling in military vehicles. Insurance is available under the Defense Base Act and Longshoreman’s and Harbor Workers Compensation Act administered by the Department of Labor.

5.21 — Next of Kin Notification

Before deployment, the contractor shall ensure that each contractor personnel completes a DD Form 93, Record of Emergency Data Card, and returns the completed form to the designated Government official.

5.22 — Return Procedures

5.22.1 Upon notification of redeployment, the Contracting Officer shall authorize contractor personnel travel from the Theater of Operations to the designated CONUS Replacement Center (CRC) or individual deployment site.

5.22.2 The contractor shall ensure that all Government-issued clothing and equipment provided to the contractor or the contractor’s personnel are returned to Government control upon completion of the deployment.

5.22.3 The contractor shall provide the Contracting Officer with documentation, annotated by the receiving Government official, of all clothing and equipment returns.

5.23 — Pay

In the event that the contractor must pay additional compensation above that contemplated under the contract, to retain or obtain personnel to perform in a theater of operations during a declared contingency, the contractor shall be entitled to an equitable adjustment under this contract. The contractor shall furnish proper data to the Contracting Officer to substantiate any adjustment to the contract. Failure to agree to an amount of any such adjustment shall be a dispute within the meaning of the clause entitled “Disputes” as contained in this contract.

5.24 — Special Legal

Public Law 106-523, Military Extraterritorial Jurisdiction Act of 2000, amended Title 18, U.S. Code, to establish Federal Jurisdiction over certain criminal offenses committed outside the United States by persons employed by or accompanying the Armed Forces, or by members of the Armed Forces who are released or separated from active duty prior to being identified and prosecuted for the commission of such offenses, and for other purposes.

6.0 — Media

Contractor shall request guidance from Government media operations center if and/or when they are approached by reporters seeking interviews or information on their participation in the mission/operation.

*** END OF NARRATIVE H0001 ***

H-8 Option Exercise Provision

a.             The following SLINs, which represent the LRIP requirements, are priced options. They may be exercised unilaterally by the government by written notice to the contractor during the option exercise period which is anytime between award of the basic contract and 31 December 2005. The quantity of 10 each for SLINs 0002AA and 0008AA is a firm quantity. The delivery schedule/periods of performance are as stated in Attachment 08.

SLIN	Description

0002AA	Low Rate Initial Production Quantity 10 each

0003AA	Contractor/DT Test

0004AA	Engineering Services

0005AA	Accounting for Contract Services

0006AA	Logistics Support

0007AA	Training

0008AA	Initial Spares Quantity to Support 10 LRIP Systems

b.             The following SLINs, which represent the FY06 Full Rate Production requirements, are firm options. They may be exercised unilaterally by the government by written notice to the contractor during the option exercise period of 1 October 2005 through 30 September 2006. SLINs 0010AA and 0015AA are for range quantities.     These options SLINs (0010AA and 0015AA) may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity. If these options are exercised, deliveries of the option quantities will be spread over the twelve month period following option exercise. The periods of performance for SLINs 0011AA, 0012AA, 0013AA and 0014AA are as stated in Attachment 08.

SLIN	Description

0010AA	FY06, Full Rate Production Quantity Range 1-376 each

0015AA	FY06, Full Initial Spares Package Quantity Range 1-376 each

0011AA	FY06, Engineering Services

0012AA	FY06, Accounting for Contract Services

0013AA	FY06, Logistics Support

0014AA	FY06, Training

c.             The NTE options (range quantities) for the SLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. The options may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity. If the options are exercised, deliveries of the option quantities will be spread over the twelve month period following option exercise.

SLIN	Description	Option Exercise Time Period

0017AA	FY07, Full Rate Production Quantity Range 1-407 each	Anytime during the period of 1 Oct 06 30 Sep 07

0022AA	FY07, Initial Spares Package Quantity Range 1-407 each	Anytime during the period of 1 Oct 06 30 Sep 07

0024AA	FY08, Full Rate Production Quantity Range 1-305 each	Anytime during the period of 1 Oct 07 30 Sep 08

0029AA	FY08, Initial Spares Package Quantity Range 1-305 each	Anytime during the period of 1 Oct 07 30 Sep 08

0031AA	FY09, Full Rate Production Quantity Range 1-217 each	Anytime during the period of 1 Oct 08 30 Sep 09

0036AA	FY09, Initial Spares Package Quantity Range 1-217 each	Anytime during the period of 1 Oct 08 30 Sep 09

0038AA	FY10, Full Rate Production Quantity Range 1-113 each	Anytime during the period of 1 Oct 09 30 Sep 10

0043AA	FY10, Initial Spares Package Quantity Range 1-113 each	Anytime during the period of 1 Oct 09 30 Sep 10

d.             The NTE options for the SLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. These options will be exercised only if the corresponding Full Rate Production and Initial Spares SLIN(s) shown in c. above are exercised. The period of performance for all of the below listed SLINs is as stated in Attachment 08.

SLIN	Description	Option Exercise Time Period

0018AA	FY07, Engineering Services	Anytime during the period of 1 Oct 06 30 Sep 07

0019AA	FY07, Accounting for Contract Services	Anytime during the period of 1 Oct 06 30 Sep 07

0020AA	FY07, Performance Based Logistics Support	Anytime during the period of 1 Oct 06 30 Sep 07

0021AA	FY07, Training	Anytime during the period of 1 Oct 06 30 Sep 07

0025AA	FY08, Engineering Services	Anytime during the period of 1 Oct 07 30 Sep 08

0026AA	FY08, Accounting for Contract Services	Anytime during the period of 1 Oct 07 30 Sep 08

0027AA	FY08, Performance Based Logistics Support	Anytime during the period of 1 Oct 07 30 Sep 08

0028AA	FY08, Training	Anytime during the period of 1 Oct 07 30 Nov 08

0032AA	FY09, Engineering Services	Anytime during the period of 1 Oct 08 30 Sep 09

0033AA	FY09, Accounting for Contract Services	Anytime during the period of 1 Oct 08 30 Sep 09

0034AA	FY09, Performance Based Logistics Support	Anytime during the period of 1 Oct 08 31 Dec 09

0035AA	FY09, Training	Anytime during the period of 1 Oct 08 30 Nov 09

0039AA	FY10, Engineering Services	Anytime during the period of 1 Oct 09 30 Sep 10

0040AA	FY10, Accounting for Contract Services	Anytime during the period of 1 Oct 09 30 Sep 10

0041AA	FY10, Performance Based Logistics Support	Anytime during the period of 1 Oct 09 30 Sep 10

0042AA	FY10, Training	Anytime during the period of 1 Oct 09 30 Sep 10

e.             A proposal for definitizing the NTE options in paragraphs a., b., c. and/or d. shall be submitted by the contractor within 60 days after exercise of the option. The proposal shall be adequate for the purposes of definitization and shall include certified cost or pricing data. In no event shall the final negotiated amount be greater than the NTE amount shown for the option CLIN set forth in Section B, for the appropriate quantity.

f.              SLINs 0013AH and 0013AJ options for a continuation of Contractor Logistics Support for a period of six months each may be exercised unilaterally by the contracting officer any time during the period between execution of modification PZ0016 and thereafter for a period of one year. It is anticipated that these SLINs will be definitized on a Cost Plus Fixed Fee basis. Paragraph e. above is applicable to these options.

g.             (PZ0026) The priced options (range quantities) for the SubCLINs shown below are priced options for the purchase of additional FY 07 Raven B Systems and Initial Spares Packages options (range quantities.) The SubCLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. The options may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity when combine with quantities exercised under paragraph h below. The total quantity exercised under paragraphs g. and h. of this Special Provision shall not exceed [***] Systems of all part numbers and or [***] Initial Spares Packages of all part numbers. If the options are exercised, deliveries of the option quantities will be spread by dividing the total quantity ordered by 12; and entering the result in each of the months for the twelve month period following option exercise.

SubCLIN	Description	Option Exercise Time Period

0017AG	FY07, Full Rate Production Quantity Range 1-[***] each	Anytime during the period of 01 May 07 30 Sep 07

0022AK	FY07, Initial Spares Package Quantity Range 1-[***] each	Anytime during the period of 01 May 07 30 Sep 07

h.             (PZ0026) The NTE options (range quantities) for the SubCLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. The options may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity when combine with quantities exercised under paragraph g above. The total quantity exercised under paragraphs g. and h. of this Special Provision shall not exceed [***] Systems of all part numbers and or [***] Initial Spares Packages of all part numbers. If the options are exercised, deliveries of the option quantities will be spread by dividing the total quantity ordered by 12; and entering the result in each of the months for the twelve month period following option exercise.

SubCLIN	Description	Option Exercise Time Period

0017AH	FY07, Full Rate Production Quantity Range 1-[***] each	Anytime during the period of 01 Oct 07 30 Apr 08

0022AL	FY07, Initial Spares Package Quantity Range 1-[***] each	Anytime during the period of 01 Oct 07 30 Apr 08

Paragraph e. above is applicable to these options.

i.              CLIN 0048 is a Cost Plus Fixed Fee option for Contractor Logistics Support with the Government of Denmark for twenty-four months to begin in conjunction with training. The option may be exercised unilaterally by the contracting officer any time during the period between execution of modification P00034 and 11 Oct 07.

j.              CLIN 0050 is a negotiated Firm Fixed Priced FY 08 Range Option for an additional 1 - [***] Army Standard Systems in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00053 and 30 Nov 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

k.             CLIN 0051 is a negotiated Firm Fixed Priced FY 08 Range Option for an additional 1 - [***] Army Standard Initial Spares Packages in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00053 and 30 Nov 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

l.              CLIN 0052 is incorporated and exercised as an option for an additional 6,600 hours for Engineering Services in the Cost Plus Fixed Fee amount of $[***].

m.            CLIN 0053 is incorporated and exercised as a Cost Plus Fixed Fee option for Contractor Logistics Support in the amount of $[***]. This CLIN consists of Over and Above A to B Upgrades, LRIP to FRP Upgrades, and Frequency Change for the US Army and SOCOM.

n.             CLIN 0054 is incorporated as a negotiated Cost Plus Fixed Fee option in the amount of $[***] for Marine Frequency Change. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00053 and 29 May 09.

o.             CLIN 0055 is incorporated as a negotiated Cost Plus Fixed Fee option in the amount of $[***] for USMC Contractor Logistics Support. The option may be exercised unilaterally by the Contracting Officer during the period between execution of modification P00053 and 29 May 09.

p.             SLIN 0028AF is incorporated as a negotiated Cost Plus Fixed Fee range option in the amount of $[***] for all [***] CONUS Raven A Training Classes. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00054 and 30 Sep 08. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

q.             SLIN 0041AB is incorporated as a negotiated Cost Plus Fixed Fee option in the amount of $[***] for the two personnel to set up a Forward Repair Activity in Afghanistan. The option may be exercised unilaterally by the Contracting Officer any time during

***                           Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

the period between execution of modification P00086 and 30 Sep 10.

r.              SLIN 0042AB is incorporated as a negotiated Cost Plus Fixed Fee option in the amount of $[***] for the Nevada National Guard New Equipment Training. The option may be exercised unilaterally by the Contracting Officer any time during the period between the execution of modification P00086 and 30 Sep 10.

s.             CLIN 0061 is incorporated and exercised as a Cost Plus Fixed Fee option for an additional FY 09 Contractor Logistics Support (CLS) Option. The total negotiated Cost Plus Fixed Fee amount for the additional FY 09 Army CLS is $[***] and incorporated by SLIN 0061AA. The total negotiated Cost Plus Fixed Fee amount for the United States Marine Corps is $[***] and is incorporated by SLINs 0061AB and 0061AC. The Army required an additional option for [***] M2 Modules. The negotiated Cost Plus Fixed Fee amount for the additional [***] M2 Modules is $[***] and is incorporated by SLINs 0061AD and 0061AE.

t.              CLIN 0063 is incorporated as a negotiated Firm Fixed Price FY 09 Supplemental range option for 1 - [***] Army Digital Data Link Systems in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00091 and 3 Dec 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

u.             CLIN 0064 is incorporated as a negotiated Firm Fixed Price FY 09 Supplemental range option for 1 - [***] Army Digital Data Link Initial Spares Packages in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00091 and 3 Dec 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

v.             CLIN 0065 is incorporated as a negotiated Firm Fixed Price FY 09 Supplemental range option for 1 - [***] United States Marine Corps Digital Data Link Systems in the amount of $[***] The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00091 and 3 Dec 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

w.            CLIN 0066 is incorporated as a negotiated Firm Fixed Price FY 09 Supplemental range option for 1 - [***] United States Marine Corps Digital Data Link Initial Spares Packages in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00091 and 3 Dec 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

x. CLIN 0067 is incorporated as a negotiated Firm Fixed Price FY 09 Supplemental range option for 1 - [***] Army Digital Data Link Retrofit Kits in the amount of $[***]. The option may be exercised unilaterally by the Contracting Officer any time during the period between execution of modification P00091 and 3 Dec 10. The option may be exercised one or more times within the option exercise period as long as the cumulative quantity does not exceed the upper range quantity.

*** END OF NARRATIVE H0002 ***

H-9  Information and/or material identified ‘For Official Use Only’ (FOUO) shall be protected and handled in accordance with the following:

a.             DEFINITION. Information that has not been given a security classification pursuant to the criteria of an Executive Order, but which may be withheld from the public for one or more reasons cited in Freedom of Information Act (FOIA) Exemptions 2 through 9 shall be considered as being For Official Use Only. No other material shall be considered or marked ‘For Official Use Only’ (FOUO). FOUO is not authorized as a form of classification to protect national security interests.

b.             SAFEGUARDING FOUO INFORMATION.

(1)           During Duty Hours: During normal working hours information determined to be FOUO shall be placed in an out-of-sight location if visitors, casual traffic and other nongovernment/noncontractor personnel have access to the work area.

(2)           During Nonduty Hours: At the close of business, FOUO records shall be stored so as to preclude unauthorized access. Filing such material with other unclassified records in unlocked files or desks, etc., is adequate when normal U.S. Government or government/contractor internal building security is provided during nonduty hours. When such internal security control is not exercised, locked buildings or rooms normally provide adequate after-hours protection. If such protection is not considered adequate, FOUO material shall be stored in locked receptacles such as file cabinets, desks or bookcases.

***                           Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

c.             TRANSMISSION OF FOUO INFORMATION. FOUO information will be transported in a manner that precludes disclosure of its contents. When not commingled with classified information, FOUO information may be sent via first-class mail or parcel post. Bulky shipments that otherwise qualify under postal regulations may be sent fourth-class mail. Transmittal documents will call attention to the presence of FOUO attachments.

d.             TERMINATION, DISPOSAL AND UNAUTHORIZED DISCLOSURES.

(1)           Termination: The originator or other competent authority, e.g., initial denial and appellate authorities, shall terminate ‘For Official Use Only’ markings or status when circumstances indicate that the information no longer requires protection from public disclosure. When FOUO status is terminated, all known holders shall be notified, to the extent practical. Upon notification, holders shall efface or remove the ‘For Official Use Only’ markings, but records in file or storage need not be retrieved solely for that purpose.

(2)           Disposal: FOUO materials may be destroyed by tearing each copy into pieces to preclude reconstruction, and placing them in regular trash containers. When local circumstances or experience indicates that this destruction method is not sufficiently protective of FOUO information, local authorities may direct other methods but must give due consideration to the additional expense balanced against the degree of sensitivity of the type of FOUO information contained in the records.

(3) Unauthorized Disclosure: The unauthorized disclosure of FOUO information does not constitute an unauthorized disclosure of DOD information classified for security purposes. Appropriate administrative action should be taken, however, to fix responsibility for unauthorized disclosure whenever feasible, and appropriate disciplinary action should be taken against those responsible. The DOD component that originated the FOUO information shall be informed of its unauthorized disclosure.

(End of Clause)

*** END OF NARRATIVE H0003 ***

H-10. GOVERNMENT FURNISHED PROPERTY

a.             Logistics Support - No GFE is required at the main repair depot in Simi Valley, CA.

OCONUS forward depot support will require support facilities as provided below.

b.             Training - The turnkey training approach will require only GFE facilities to support classroom and flight training as detailed below.

c.             Shipping - The Contractor proposes all shipments of system hardware using a Government Bill of Lading. This includes new equipment per the Integrated Master Schedule (IMS) and repair equipment on an as-needed basis.

A comprehensive list of GFE is include here.

LOGISTICS SUPPORT-OCONUS

Workshop Facilities - The government will furnish a climate controlled room, approximately 1,000 sq ft, to store inventory and perform forward repair activities. Power, lighting, and an internet connection will be provided. Also, workbenches, shelving and racks for storage will be provided. The room will be secured and used exclusively for the maintenance team to guarantee effective inventory control. Schedule-15 days before first fielding of delivered hardware.

Living Quarters - Living space will be supplied to accommodate OCONUS maintenance personnel. This will be provided for one person for the duration of OCONUS repair activities. See IMS for specific dates.

TRAINING

Training Curriculum (TSP) - The government will furnish tasks for Students and Instructors. Quantity-34 and Schedule-5 days before each Training Class. Dates defined in IMS Task ID# 463 to 513. Note(s): (34 Classes IOT&E, IK&P FRP06).

Training Field - Sufficient open land to accommodate four training sites, spaced a minimum of 400m from each other. Space to fly to near 10 km range. Airspace will be cleared over the field to a height of 1000’AGL. Frequency clearance for each of the Raven channels needs to be provided. Flying fields will be open with a minimum of obstacles such as power lines, trees and standing water. The training field will have an open road suitable for driving and free of traffic in order to instruct the “Mobile Operations” component of the training course. Access to range by personnel other than the training instructors and students will be minimized to reduce safety hazards. Quantity-34, Schedule-To include one preparation day before training dates as shown in IMS dates defined by Task ID# 462 to 513. Note(s): 10 day POI

Classroom - Climate controlled, capable of holding forty people for the classroom briefings and exams. Quantity-34 and Schedule-To include one preparation day before training dates as shown in IMS dates defined by Task ID# 462 to 513.

Maintenance Storage Shed/Trailer A climate controlled area will be provided for the storage of the ground equipment, training assets, and repair and maintenance equipment needed for training. Quantity-1 and Schedule As Required throughout the POP from IMS Task ID# 463 to 513.

Falcon View Maps - Maps will be provided for area of operations around training site. Quantity-As Required to Cover training Area. Schedule-5 days before start of first training class at a new site, and 5 days before first class IMS ID 463. Note(s): Detailed terrain maps of the training areas for use with Falcon view will be provided.

Topo Maps - Maps will be provided for area of operations around training site. Quantity-As Required to Cover training Area. Schedule-5 days before start of first training class at a new site, and 5 days before first class IMS ID 463. Note(s): Physical maps of the training sites will be supplied. These will be 1:50000 scale topographical maps.

Ground Control Stations - A quantity of [***] each Ground Control Stations (GCS) are provided as GFP for the effort on Sub CLIN 0010AE. The contractor is to ship the Systems on that line without the GCSs. The GCS will be shipped by the Government from the SOCOM Special Operations Forces Support Activity to the unit indicated in the shipping instructions for all items delivered on SubCLIN 0010AE.

SHIPPING

Government Bill of Lading (GBL), Quantity-As Required and Schedule-To coincide with system deliveries and as needed for repairs.

H-11.  SYSTEM CAPABILITIES DEMONSTRATION

Per the System Capabilities Demonstration (SCD) Statement of Work (SOW), the SCD will be performed in accordance with the Governments SCD Detailed Test Plan. The SCD will verify the Proposed Values provided in the Offerors submitted SCD Detailed Test Plan for each trade space requirement within the test plan. In addition, the SCD will allow Offeror a Discretionary Demonstration as outlined in Offerors submitted SCD Detailed Test Plan, excluding any restrictions due to safety, range limitations, or weather.

*** END OF NARRATIVE H0004 ***

H - 12 GOVERNMENT FURNISHED EQUIPMENT

PZ0016:  For the completion of the effort described within modification PZ0016; the Government shall provide 480 SAASM card at the rate of 200 per month starting February 2007.

PZ0026:  For the completion of the effort described within modification PZ0026; the Government shall provide 202 SAASM card at the rate of 200 per month starting May 2007.

*** END OF NARRATIVE H0005 ***

H-13  Contractor expenditures, not to exceed $[***], in support of the effort described herein on SOW 3.3.3.1, incurred prior to the effective date of the contract, but not before 20 October 2006, are allowable under Federal Acquisition Regulation 31.205-32 and shall be recognized by the Government to the extent they would have been allowable after the effective date of the contract modification P0018.

***                           Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

*** END OF NARRATIVE H0006 ***

H - 14  GOVERNMENT FURNISHED EQUIPMENT - FY 07 GFE:

For the completion of the effort described within modifications P00021 and P00022; the Unmanned Aircraft Systems Program Office shall provide SAASM cards for use on CLIN 0017 and CLIN 0022 using the schedule shown below:

Quantity	Shipping
[***]	31 Jan 07
[***]	28 Feb 07
[***]	31 Mar 07
[***]	30 Apr 07
[***]	31 May 07
[***]	30 Jun 07
[***]	31 Jul 07

*** END OF NARRATIVE H0007 ***

H 15 OVER AND ABOVE (O&A)

Over and above (O&A) requirements task the contractor to identify needed repairs and recommend corrective action during contract performance. O&A efforts shall include rehabilitation, reconstitution, repair, and replacement services in accordance with (IAW) paragraph 3.3.3.2.4 of the Statement of Work (SOW) Revision 11.

O&A / RESET shall include RAVEN hardware to include the unique items. Refurbishment and reconstitution shall include but is not limited to proper cleaning of all equipment, pouch-up paint, component, and subsystem operations check-out and replacement of any missing hardware.

O&A procedures:

a)             The contractor shall not initiate O&A efforts without prior approval from the Procuring Contracting Officer (PCO).

b)            Upon initiation of training base support services and /or support services for fielded RAVEN systems for refurbishment and reconstitution, a blanket work request/authorization modification will be issued by the PCO setting aside funds from the O&A LCIN for O&A work against the training base or RAVEN system. The contractor shall not be obligated to proceed with any work nor shall the Government be obligated to pay any amount for any individual work request/authorization in excess of the amount set-aside for that work request. The contactor shall ensure that the current amount set-aside for the work request is not exceeded until such time as the PCO notifies the contractor in writing that additional funds are available.

c)             The contract shall conduct an analysis of the O&A work required to refurbish and reconstitute hardware and support services. A proposal will be initiated by the contractor for each O&A action. The proposal will be in contractor format and shall provide:

(1)           A description of the work to be performed;

(2)           The labor-hours to perform the work;

(3)           Replacement materials / parts / services required;

(4)           List of any replenishment supplies or services required from the Government; and (5) Schedule and cost impact.

d)            Subsequent to preparation of a work request/authorization modification , the PCO shall evaluate the proposed O&A work to confirm:

(1)           The necessity for the work;

(2)           Whether the contractors proposed designated of the work as O/A is valid;

(3)           Whether replenishment supplies or services are required and if GFE items are available from the Government;

(4)           Determine if an item will be repair or replaced. Normally, an item will be replaced if the repair pries is equal to or exceeds 80 percent of the replacement price. The contractor shall prepare a Technical Cost Proposal when estimates to repair any end item, Line Replaceable Unit (LRU), or Shop Replaceable Unit (SRU) exceed 80 percent of the current acquisition cost of a new item IAW DI¬MISC-80508. Repair of these items shall not be performed without prior approval from the PCO.

f)             O/A efforts shall be a cost-plus-fixed-fee (CPFF) contract type in IAW the contract; unless another contract type is mutually agreed to by the Contractor and the PCO. If the contract price cannot be finalized prior to the need to commence work, the PCO shall verify the urgency for the commencement of work prior to the settlement; request a Not To Exceed (NTE) from the contractor; and approve

***                           Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

the contractors proposed NTE cost as a not to exceed ceiling. The PCO shall reach agreement with the contractor on a schedule for finalization and then authorize the contractor in writing to proceed. A price shall then be negotiated by the parties within the timeframe agreed upon for finalization. The negotiated settlement shall subsequently be confirmed by contract modification, for either an individual Work Order or cumulative Work Orders issued over a period of time.

H-16  Contractor Personnel Accompanying the Force Employment Prohibition

To protect the safety and welfare of US civilians and Service members, and contractor personnel, no one who has been convicted by a US court of a crime committed against a host country national will be authorized entry into the United States Central Command (USCENTCOM) Area of Responsibility (AOR). This prohibition is applicable to all contracts for performance of security services, protection services, or contracts requiring security clearances that require performance in the USCENTCOM AOR.

*** END OF NARRATIVE H0008 ***

SECTION I - CONTRACT CLAUSES

NOTICE TO OFFERORS / CONTRACTORS:

For the purpose of this contract, the clauses 252.228-7000 GROUND AND FLIGHT RISK and 252.228-7002 AIRCRAFT FLIGHT RISK are not applicable to CLIN 0001. OFFEROR / CONTRACTOR shall assume all risks normally covered by the two above clauses for the effort of CLIN 0001 and any and all effort performed at the Systems Capability Demonstration Location (where ever that may be).

*** END OF NARRATIVE I0001 ***

	Regulatory Cite	Title	Date
I-1		*** THIS REFERENCE (IF0451) IS NO LONGER VALID ***
I-2	52.202- 1	DEFINITIONS	JUL/2004
I-3	52.203- 3	GRATUITIES	APR/1984
I-4	52.203- 5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-5	52.203- 6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-6	52.203- 7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-7	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-9	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2005
I-10	52.204- 2	SECURITY REQUIREMENTS	AUG/1996
I-11	52.204- 4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-12	52.207- 3	RIGHT OF FIRST REFUSAL OF EMPLOYMENT	MAY/2006
I-13	52.209- 6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-14	52.211- 5	MATERIAL REQUIREMENTS	AUG/2000
I-15	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-16	52.215- 2	AUDIT AND RECORDS—NEGOTIATION	JUN/1999
I-17	52.215-8	ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT	OCT/1997
I-18	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-19	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-20	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-21	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-22	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-23	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
I-24	52.216- 7	ALLOWABLE COST AND PAYMENT	DEC/2002
I-25	52.216- 8	FIXED FEE	MAR/1997
I-26	52.219-4	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS	JUL/2005
I-27	52.219- 8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-28	52.219- 9	SMALL BUSINESS SUBCONTRACTING PLAN (JUL 2005) - ALTERNATE II	OCT/2001
I-29	52.219- 9	SMALL BUSINESS SUBCONTRACTING PLAN	SEP/2006
I-30	52.219-16	LIQUIDATED DAMAGES—SUBCONTRACTING PLAN	JAN/1999
I-31	52.222- 1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-32	52.222- 3	CONVICT LABOR	JUN/2003
I-33	52.222-19	CHILD LABOR—COOPERATION WITH AUTHORITIES AND REMEDIES	JAN/2006
I-34	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-35	52.222-21	PROHIBITION ON SEGREGATED FACILITIES	FEB/1999
I-36	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-37	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-38	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-39	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-40	52.222-38	COMPLIANCE WITH VETERANS’ EMPLOYMENT REPORTING REQUIREMENTS	DEC/2001
I-41	52.223- 6	DRUG-FREE WORKPLACE	MAY/2001

	Regulatory Cite	Title	Date
I-42	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-43	52.225-13	RESTRICTION ON CERTAIN FOREIGN PURCHASES	FEB/2006
I-44	52.226- 1	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES	JUN/2000
I-45	52.227- 1	AUTHORIZATION AND CONSENT (JUL 1995)—ALTERNATE I	APR/1984
I-46	52.227- 2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-47	52.227-10	FILING OF PATENT APPLICATIONS—CLASSIFIED SUBJECT MATTER	APR/1984
I-48	52.227-12	PATENT RIGHTS—RETENTION BY THE CONTRACTOR (LONG FORM)	JAN/1997
I-49	52.228- 4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984
I-50	52.228- 7	INSURANCE—LIABILITY TO THIRD PERSONS	MAR/1996
I-51	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-52	52.230- 2	COST ACCOUNTING STANDARDS	APR/1998
I-53	52.230- 3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	APR/1998
I-54	52.230- 6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	APR/2005
I-55	52.232- 1	PAYMENTS	APR/1984
I-56	52.232- 2	PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS	APR/1984
I-57	52.232- 8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-58	52.232-11	EXTRAS	APR/1984
I-59	52.232-17	INTEREST	JUN/1996
I-60	52.232-20	LIMITATION OF COST	APR/1984
I-61	52.232-22	LIMITATION OF FUNDS	APR/1984
I-62	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986)—ALTERNATE I	APR/1984
I-63	52.232-25	PROMPT PAYMENT	OCT/2003
I-64	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR	OCT/2003
REGISTRATION
I-65	52.233- 1	DISPUTES	JUL/2002
I-66	52.233- 3	PROTEST AFTER AWARD	AUG/1996
I-67	52.233- 3	PROTEST AFTER AWARD (AUG 1996)—ALTERNATE I	JUN/1985
I-68	52.237- 3	CONTINUITY OF SERVICES	JAN/1991
I-69	52.242- 1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-70	52.242- 2	PRODUCTION PROGRESS REPORTS	APR/1991
I-71	52.242- 3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-72	52.242- 4	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-73	52.242-13	BANKRUPTCY	JUL/1995
I-74	52.243- 1	CHANGES — FIXED-PRICE	AUG/1987
I-75	52.243- 2	CHANGES — COST-REIMBURSEMENT (AUG 1987)—ALTERNATE I	APR/1984
I-76	52.243- 2	CHANGES — COST-REIMBURSEMENT (AUG 1987)—ALTERNATE V	APR/1984
I-77	52.243- 2	CHANGES — COST-REIMBURSEMENT	AUG/1987
I-78	52.243- 7	NOTIFICATION OF CHANGES (the blanks in paragraphs (b) and (d) are completed with thirty (30))	APR/1984
I-79	52.244- 5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-80	52.245- 1	PROPERTY RECORDS	APR/1984
I-81	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-82	52.247- 1	COMMERCIAL BILL OF LADING NOTATIONS	FEB/2006
I-83	52.247- 1	COMMERCIAL BILL OF LADING NOTATIONS (APPLICABLE ONLY TO OPTION QUANTITY)	FEB/2006
I-84	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT—SMALL PACKAGE SHIPMENTS	JAN/1991
I-85	52.248- 1	VALUE ENGINEERING	FEB/2000
I-86	52.249- 2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-87	52.249- 6	TERMINATION (COST-REIMBURSEMENT)	MAY/2004
I-88	52.249- 8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-89	52.249- 9	DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)	APR/1984
I-90	52.249-14	EXCUSABLE DELAYS	APR/1984
I-91	52.251- 1	GOVERNMENT SUPPLY SOURCES	APR/1984
I-92	52.253- 1	COMPUTER GENERATED FORMS	JAN/1991
I-93	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2004
I-94	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
I-95	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-96	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-97	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-98	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-99	252.217-7028	OVER AND ABOVE WORK	DEC/1991

	Regulatory Cite	Title	Date
I-100	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/2007
I-101	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JUN/2005
I-102	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-103	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA - SUBMISSION AFTER AWARD	DEC/2006
I-104	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JAN/2007
I-105	252.225-7013	DUTY-FREE ENTRY	OCT/2006
I-106	252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (JUN 2005) — ALTERNATE I	APR/2003
I-107	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	MAR/2006
I-108	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUL/2006
I-109	252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS	NOV/1995
I-110	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-111	252.227-7015	TECHNICAL DATA—COMMERCIAL ITEMS	NOV/1995
I-112	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-113	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE	JUN/1995
I-114	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JUN/1995
I-115	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-116	252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT	MAR/2000
I-117	252.227-7034	PATENTS - SUBCONTRACTS	APR/1984
I-118	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-119	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991
I-120	252.228-7001	GROUND AND FLIGHT RISK	SEP/1996
I-121	252.228-7002	AIRCRAFT FLIGHT RISK	SEP/1996
I-122	252.228-7003	CAPTURE AND DETENTION	DEC/1991
I-123	252.228-7005	ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT, MISSILES, AND SPACE LAUNCH VEHICLES	DEC/1991
I-124	252.235-7003	FREQUENCY AUTHORIZATION	DEC/1991
I-125	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991
I-126	252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM	NOV/2005
I-127	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-128	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-129	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DoD CONTRACTS)	JAN/2007
I-130	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
I-131	252.246-7001	WARRANTY OF DATA	DEC/1991
I-132	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION	DEC/2006
I-133	52.216-10	INCENTIVE FEE	MAR/1997

* Insert 25 in the first blank; 25 in the second blank; 15 in the third blank and 0 in the fourth blank of paragraph (e)(1) within the above referenced clause.

I-134	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

* Insert “zero” in the blank in paragraph (a) within the above referenced clause.

I-135	52.243- 7	NOTIFICATION OF CHANGES	APR/1984

(The blank in paragraph (b) of this clause is completed with “30.”  The blank in paragraph (d) of this clause is completed with “30.”

I-136	252.217-7000	EXERCISE OF OPTION TO FULFILL FOREIGN MILITARY SALES COMMITMENTS	DEC/1991

Insert TBD and TBD in the blanks in paragraph (b) within the above referenced clause.

I-137	252.225-7027	RESTRICTION ON CONTINGENT FEES FOR FOREIGN MILITARY SALES	APR/2003

Insert TBD in the blank in paragraph (b)(1) within the above referenced clause.

I-138                                                                                                                                    *** THIS REFERENCE (IF6171) IS NO LONGER VALID ***

(a)                                  Definitions. As used in this clause —

“Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

“Consent to subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

“Subcontract” means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b)                                 This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c)                                  When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d)                                 If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that —

(1)                                  Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2)                                  Is fixed-price and exceeds —

(i)                                     For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii)                                  For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e)                                  If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

-None-

(f) (1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i)                                     A description of the supplies or services to be subcontracted.

(ii)                                  Identification of the type of subcontract to be used.

(iii)                               Identification of the proposed subcontractor.

(iv)                              The proposed subcontract price.

(v)                                 The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi)                              The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii)                           A negotiation memeorandum reflecting —

(A)                              The principal elements of the subcontract price negotiations;

(B)                                The most significant considerations controlling establishment of initial or revised prices;

(C)                                The reason cost or pricing data were or were not required;

(D)                               The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E)                                 The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F)                                 The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G)                                A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) Unless the Contractor maintains an approved purchasing system, the Contractor shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraphs (f)(1)(i) through (f)(1)(iv) of this clause.

(g)                                 Unless the consent or approval specifically provides otherwise, neither consent by the Contracting officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination —

(1)                                  Of the acceptability of any subcontract terms or conditions;

(2)                                  Of the allowability of any cost under this contract; or

(3)                                  To relieve the Contractor of any responsibility for performing this contract.

(h)                                 No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(i)                                     The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j)                                     The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(k)                                  Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

“FLIR SYSTEMS Indigo Operations, All American Racers, Inc., Rockwell Collins, L3 Communications, House of Batteries and Bren-Tronics Inc.”

(End of clause)

I-139	252.211-7003	ITEM IDENTIFICATION AND VALUATION	JUN/2005

(a)                                  Definitions. As used in this clause -

“Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

“Commonly accepted commercial marks” means any system of marking products for identification that is in use generally throughout commercial industry or within commercial industry sectors. Some examples of commonly accepted commercial marks are: EAN.UCC Global Trade Item Number; Automotive Industry Action Group B-4 Parts Identification and Tracking Application Standard; and B-2 Vehicle Identification Number Bar Code Label Standard; American Trucking Association Vehicle Maintenance Reporting Standards; Electronic Industries Alliance EIA 802 Product Marking Standard; and Telecommunications Manufacturers Common Language Equipment Identification Code.

“Concatenated unique item identifier” means —

(1)                                  For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2)                                  For items that are serialized within the original part number, the linking together of the unique identifier data elements in order of the issuing agency code, enterpise identifier, original part number, and serial number within the part number.

“Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/uid.

“DoD unique item identification” means marking an item with a unique item identifier that has machine-readable data elements to distinguish it from all other like and unlike items. In addition —

(1)                                  For items that are serialized within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, and a unique serial number.

(2)                                  For items that are serialized within the part number within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, the original part number, and the serial number.

“Enterprise” means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

“Enterprise identifier” means a code that is uniquely assigned to an enterpise by registration (or controlling) authority.

“Government’s unit acquisition cost” means —

(1)                                  For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery; and

(2)                                  For cost-type line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government for each item at the time of delivery.

“Issuing agency code” means a code that designates the registration (or controlling) authority.

“Item” means a single hardware article or unit formed by a grouping of subassemblies, components, or constituent parts required to be delivered in accordance with the terms and conditions of this contract.

“Machine-readable” means an automatic information technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

“Original part number” means a combination of numbers or letters assigned by the enterpise at asset creation to a class of items with the same form, fit, function, and interface.

“Registration (or controlling) authority” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

“Serial number within the enterprise identifier” or “unique serial number” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

“Serial number within the part number” or “serial number” means a combination of numbers or letters assigned by the enterpise to an item that provides for the differentiation of that item from any other like item within a part number assignment.

“Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

“Serilization within the part number” means each item of a particular part number is assigned a unique serial number within that part number assignment. The enterprise is responsible for ensuring unique serialization within the part number within the enterprise identifier.

“Unique item identification” means marking an item with machine-readable data elements to distinguish it from all other like and unlike items.

“Unique item identifier” means a set of data marked on items that is globally unique, unambiguous, and robust enough to ensure data information quality throughout life and to support multi-faceted business applications and users.

“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/uid.

(b)                                 The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c)                                  Unique item identification.

(1)                                  The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for —

(i)                                     All items for which the Government’s unit acquisition cost is $5,000 or more; and

(ii)                                  The following items for which the Government’s unit acquisition cost is less than $5,000:

System and/or Hardware             UID Placement

Effective immediately, the contractor shall mark the following RAVEN B production items and spares to include DDL:

1.                                       Raven System

2.                                       Fuselages

a.                                       Avionics subassembly

b.                                      SAASM Cards as marked by Rockwell

3.                                       IR Payload Assembly

a. IR Camera subassembly

4.                                       EO Payload Assembly

5.                                       Tail-booms

6.                                       Hand Controller

7.                                       RF Unit

8.                                       Hub Unit

9.                                       Universal Battery Charger

Items modified for retrofit shall be included. Registry update is also required. It is no longer necessary to mark GCS as an assembly.

(iii) Subassemblies, components, and parts embedded within items as specified in Exhibit Number                or Contract Data Requirements List Item Number.

(2)                                  The unique item identifier and the component data elements of the unique item identifier shall not change over the life of the item.

(3)                                  Data syntax and semantics. The Contractor shall —

(i)                                     Mark the encoded data elements (except issuing agency code) on the item using any of the following three types of data qualifiers, as specified elsewhere in the contract:

(A)                              Data Identifiers (DIs) (Format 06).

(B)                                Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology - EAN/UCC Application Identifiers and ASC MH 10 Data Identifiers and ASC MH 10 Data Identifiers and Maintenance.

(C)                                Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until the final solution is approved by ISO JTC1/SC 31. The DoD collaborative solution is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/uid; and

(ii)                                  Use high capacity automatic identification devices in unique identification that conform to ISO/IEC International Standard 15434, Information Technology - Syntax for High Capacity Automatic Data Capture Media.

(4)                                  Marking items.

(i)                                     Unless otherwise specified in the contract, data elements for unique identification (enterprise identifier, serial number, and, for serialization within the part number only, original part number) shall be placed on items requiring marking by paragraph (c)(1) of this clause in accordance with the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii)                                  The issuing agency code —

(A)                              Shall not be placed on the item; and

(B)                                Shall be derived from the data qualifier for the enterprise identifier.

(d)                                 Commonly accepted commercial marks. The Contractor shall provide commonly accepted commercial marks for items that are not required to have unique identification under paragraph (c) of this clause.

(e)                                  Material Inspection and Receiving Report. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1)                                  Description. *

(2)                                  Unique identifier, ** consisting of —

(i)                                     Concatenated DoD unique item identifier; or

(ii)                                  DoD recognized unique identification equivalent.

(3)                                  Unique item identifier type. **

(4)                                  Issuing agency code (if DoD unique item identifier is used).  **

(5)                                  Enterprise identifier (if DoD unique item identifier is used).  **

(6)                                  Original part number. **

(7)                                  Serial number. **

(8)                                  Quantity shipped. *

(9)                                  Unit of measure. *

(10)                            Government’s unit acquisition cost. *

(11)                            Ship-to code.

(12)                            Shipment date.

(13)                            Contractor’s CAGE code or DUNS number.

(14)                            Contract number.

(15)                            Contract line, subline, or exhibit line item number. *

(16)                            Acceptance code.

* Once per contract line, subline, or exhibit line item.

** Once per item.

(f)                                    Material Inspection and Receiving Report for embedded subassemblies, components, and parts requiring unique item identification. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1)                                  Unique item identifier of the item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2)                                  Unique item identifier of the embedded subassembly, component, or part, consisting of —

(i)                                     Concatenated DoD unique item identifier; or

(ii)                                  DoD recognized unique identification equivalent.

(3)                                  Unique item identifier type. **

(4)                                  Issuing agency code                                 (if DoD unique item identifier is used). **

(5)                                  Enterprise identifier (if DoD unique item identifier is used).  **

(6)                                  Original part number. **

(7)                                  Serial number. **

(8)                                  Unit of measure.

(9)                                  Description.

**                                  Once per item.

(g)                                 The Contractor shall submit the information required by paragraphs (e) and (f) of this clause in accordance with the procedures at http://www.acq.osd.mil/uid.

(h)                                 Subcontracts.  If paragraph (c)(1)(iii) of this clause applies, Contractor shall include this clause, including this paragraph (h), in all subcontracts issued under this contract.

(End of clause)

I-140	252.217-7000	EXERCISE OF OPTION TO FULFILL FOREIGN MILITARY SALES COMMITMENTS	DEC/1991

(a)                                  The Government may exercise the option(s) of this contract to fulfill foreign military sales commitments.

(b)                                 The foreign military sales commitments are for:

DENMARK                                CLIN 0048

LEBANON                                     SLINs 0050AH, 0051AH, 0034AC and 0035AC

(End of clause)

I-141	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a)                                  A Contract Modification with Firm Fixed Price (FFP) is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a FFP proposal and cost or pricing data supporting its proposal.

(b)                                 The schedule for definitizing this contract is as follows:

Definitization:	180 DAYS AFTER MODIFICATION AWARD

Submission of Proposal:	60 DAYS AFTER MODIFICATION AWARD

Completion of Negotiations:	150 DAYS AFTER MODIFICATION AWARD

(c)                                  If agreement on a definitive contract action to supersede this undefinitized contract is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

“(1)                            After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

“                                          (i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

“                                          (ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

“                                          (iii) Any other clauses, terms, and conditions mutually agreed upon.

“(2)                            To the extent consistent with subparagraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)                                 The definitive modification resulting from this undefinitized contract will include a negotiated FFP Contract Modification in no event to exceed $[***].

(End of clause)

I-142	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a)                                  The Contractor shall make the following notifications in writing:

(1)                                  When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2)                                  The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)                                 The Contractor shall —

(1)                                  Maintain current, accurate, and complete inventory records of assets and their costs;

(2)                                  Provide the ACO or designated representative ready access to the records upon request;

(3)                                  Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4)                                  Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c)                                  The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-143	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA — MODIFICATIONS	OCT/1997

(a)                                  Exceptions from cost or pricing data. (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(1) on the date of the agreement on price or the date of award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

***                           Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(i)                                     Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii)                                  Information on modifications of contracts or subcontracts for commercial items.

(A)                              If (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

(B)                                For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include —

(1)                                  For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2)                                  For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition describe the nature of the market.

(3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the contractor’s determination of the prices to be offered in the catalog or marketplace.

(b)                                 Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1)                                  The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

(2)                                  As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(End of clause)

I-144	52.223- 3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997

(a)                                  “Hazardous material,” as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b)                                 The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material/Part Number (If none, insert “None”)	Identification No./Description	NSN

[***]	Lithium IonBattery	6140-01-490-5387
[***]	Rechargable Lithium Polymer Battery	N/A
[***]	Battery, Non rechargeable, Lithium Thionyl Cloride	N/A
[***]	Smart Glue 2-part epoxy	N/A

***                           Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(c)                                  This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d)                                 The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e)                                  If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f)                                    Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g)                                 Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h)                                 The Government’s rights in data furnished under this contract with respect to hazardous material are as follows:

(1)                                  To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to—

(i)                                     Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii)                                  Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Goverment for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3)                                  The Goverment is not precluded from using similar or identical data acquired from other sources.

(End of clause)

I-145	52.244- 6	SUBCONTRACTS FOR COMMERCIAL ITEMS	MAR/2007

(a)                                  Definitions. As used in this clause —

“Commercial item,” as used in this clause, has the meaning contained in Federal Acquisition Regulation 2-101, Definitions.

“Subcontract,” as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)                                 To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplies under this contract.

(c)                                  Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

(1)                                  The following clauses shall be flowed down to subcontracts for commercial items:

(i)                                     52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)                                  52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(iii)                               52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (Sep 2006) (38 U.S.C. 4212(a)).

(iv)                              52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

(v)                                 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). (Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).

(vi)                              52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006), not applicable to the Department of Defense.

(2)                                  While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d)                                 The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of Clause)

I-146	52.245- 2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEV 99-00012)	MAY/2004

(a)                                  Government-furnished property.

(1)                                  The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(2)                                  The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(3)                                  If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4)                                  If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b)                                 Changes in Government-furnished property.

(1)                                  The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2)                                  Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any -

(i)                                     Decrease or substitution in this property pursuant to subparaph (b)(1) of this clause; or

(ii)                                  Withdrawal of authority to use this property, if provided under any other contract or lease. (c) Title in Government property.

(c)                                  Title in Government property.

(1)                                  The Government shall retain title to all Government-furnished property.

(2)                                  All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3)                                  Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(4)                                  If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract -

(i)                                     Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(ii)                                  Title to all other material shall pass to and vest in the Government upon-

(A)                              Issuance of the material for use in contract performance;

(B)                                Commencement of processing of the material or its use in contract performance; or

(C)                                Reimbursement of the cost of the material by the Government, whichever occurs first.

(d)                                 Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)                                  Property administration.

(1)                                  The Contractor shall be responsible and accountable for all Government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2)                                  The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3)                                  If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4)                                  The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

(f)                                    Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)                                 Risk of loss. Unless otherwise provided in this contract, the Contractor assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for-

(1)                                  Any delay in delivery of Government-furnished property;

(2)                                  Delivery of Government-furnished property in a condition not suitable for its intended use;

(3)                                  A decrease in or substitution of Government-furnished property; or

(4)           Failure to repair or replace Government property for which the Government is responsible.

(i)            Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1)           Scrap (to which the Government has obtained title under paragraph (c) of this clause). —

(i)            Contractor with an approved scrap procedure. —

(A)          The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B)           For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that —

(1)           Requires demilitarization;

(2)           Is a classified item;

(3)           Is generated from classified items;

(4)           Contains hazardous materials or hazardous wastes;

(5)           Contains precious metals; or

(6)           Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2)           Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i)            May purchase the property at the acquisition cost.

(ii)           Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).

(iii)          Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3)           Inventory disposal schedules. —

(i)            The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify —

(A)          Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B)           Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.

(ii)           The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii)          Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for —

(A)          Special test equipment with commercial components;

(B)           Special test equipment without commercial components;

(C)           Printing equipment;

(D)          Computers, components thereof, peripheral equipment, and related equipment;

(E)           Precious Metals;

(F)           Nonnuclear hazardous materials or hazardous wastes; or

(G)           Nuclear materials or nuclear wastes.

(iv)          Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.

(4)           Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than —

(i)            Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;

(ii)           Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii)          One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5)           Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6)           Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7)           Storage. —

(i)            The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii)           The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8)           Disposition instructions. —

(i)            If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii)           The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9)           Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

(10)         Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j)            Abandonment of Government property. —

(1)           The Government will not abondon sensitive Government property without the Contractor’s written consent.

(2)           The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3)           The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k)           Communications. All communications under this clause shall be in writing.

(l)            Overseas contracts.  If this contract is to be performed outside the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

I-147	52.245- 5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (MAY 2004) (DEV 99-00008)	JAN/1986

(a)           Government-furnished property.

(1)           The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(i)            All or substantially all of the Contractor’s business;

(ii)           All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or

(iii)          A separate and complete major industrial operation connected with performing this contract.

(2)           The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3)           The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(4)           If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5)           If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b)           Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2)           Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any -

(i)            Decrease or substitution in this property pursuant to subparagraph (b)(1)above; or

(ii)           Withdrawal of authority to use property, if provided under any other contract or lease.

(c)           Title. (1) The Government shall retain title to all Government-furnished property.

(2)           Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(3)           Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon -

(i)            Issuance of the property for use in contract performance;

(ii)           Commencement of processing of the property for use in contract performance; or

(iii)          Reimbursement of the cost of the property by the Government, whichever occurs first.

(4)           All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(d)           Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)           Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2)           The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3)           If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f)            Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)           Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage) —

(i)            That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii)           That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii)          For which the Contractor is otherwise responsible under the express terms of this contract;

(iv)          That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(v)           That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)(i)        If the Contractor fails to act as provided in subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii)           In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage —

(A)          Did not result from the Contractor’s failure to maintain an approved program or system; or

(B)           Occurred while an approved program or system was maintained by the Contractor.

(4)           If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5)           The Contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of—

(i)            The lost, destroyed, or damaged Government property;

(ii)           The time and origin of the loss, destruction, or damage;

(iii)          All known interests in commingled property of which the Government property is a part; and (iv) The insurance, if any, covering any part of or interest in such commingled property.

(6)           The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.

(7)           The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8)           In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9)           The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h)           Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—

(1)           Any delay in delivery of Government-furnished property;

(2)           Delivery of Government-furnished property in a condition not suitable for its intended use;

(3)           A decrease in or substitution of Government-furnished property; or

(4)           Failure to repair or replace Government property for which the Government is responsible.

(i)            Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1)           Scrap (to which the Government has obtained title under paragraph (c) of this clause). —

(i)            Contractor with an approved scrap procedure. —

(A)          The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B)           For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that —

(1)           Requires demilitarization;

(2)           Is a classified item;

(3)           Is generated from classified items;

(4)           Contains hazardous materials or hazardous wastes;

(5)           Contains precious metals; or

(6)           Is dangerous to the public health, safety, or welfare.

(ii)           Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2)           Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i)            May purchase the property at the acquisition cost.

(ii)           Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).

(iii)          Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3)           Inventory disposal schedules. —

(i)            The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify —

(A)          Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B)           Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.

(ii)           The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii)          Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for —

(A)          Special test equipment with commercial components;

(B)           Special test equipment without commercial components;

(C)           Printing equipment;

(D)          Computers, components thereof, peripheral equipment, and related equipment;

(E)           Precious Metals;

(F)           Nonnuclear hazardous materials or hazardous wastes; or

(G)           Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.

(4)           Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than —

(i)            Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;

(ii)           Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii)          One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5)           Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6)           Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7)           Storage. —

(i)            The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii)           The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8)           Disposition instructions. —

(i)            If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii)           The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii)          The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9)           Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

(10)         Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the

Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j)            Abandonment of Government property. —

(1)           The Government will not abondon sensitive Government property without the Contractor’s written consent.

(2)           The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3)           The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k)           Communications. All communications under this clause shall be in writing.

(l)            Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

I-148	52.252- 2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FAR Clauses:

http://www.acqnet.gov/far

DFARS Clauses:

http://www.osd.mil/dpap/dars/dfars/index.htm

Clause Deviations:

http://www.acq.osd.mil/dpap/dars/classdev/index.htm

(End of clause)

I-149	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	NOV/2005

(a)           Definition. “SPI process,” as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b)           A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process (paragraph 4.2).

(c)           An offeror proposing to use an SPI process in lieu of military of Federal specifications or standards cited in the solicitation shall—

(1)           Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2)           Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3)           Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4)           If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d)           Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

(e)           If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror —

(1)           May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2)           Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

I-150	252.225-7040	CONTRACTOR PERSONNEL AUTHORIZED TO ACCOMPANY U.S. ARMED FORCES DEPLOYED OUTSIDE THE UNITED STATES (JUN 2006) (DEVIATION)	MAR/2007

(a)           Definitions. As used in this clause—

Combatant Commander means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161. Other military operations means a range of military force responses than can be projected to accomplish assigned tasks. Such operations may include one or a combination of the following: Civic action, humanitarian assistance, civil affairs, and other military activities to develop positive relationships with other countries; confidence building and other measures to reduce military tensions; military presence; activities to convey messages to adversaries; military deceptions and psychological operations; quarantines, blockades, and harassment operations; raids; intervention operations; armed conflict involving air, land, maritime, and strategic warfare operations; support for law enforcement authorities to counter international criminal activities (terrorism, narcotics trafficking, slavery, and piracy); support for law enforcement authorities to suppress domestic rebellion; and support for insurgency, counterinsurgency, and civil war in foreign countries.

Theater of operations means an area defined by the combatant commander for the conduct or support of specific operations.

(b)           General. (1) This clause applies when contractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in—

(i)            Contingency operations;

(ii)           Humanitarian or peacekeeping operations; or

(iii)          Other military operations;

(iv)          Military exercises designated by the Combatant Commander.

(2)           Contract performance in support of U.S. Armed Forces deployed outside the United States may require work in dangerous or austere conditions. The Contractor accepts the risks associated with required contract performance in such operations.

(3)           Contractor personnel are civilians accompanying the U.S. Armed Forces.

(i)            Except as provided in paragraph (b)(3)(ii) of this clause, Contractor personnel are not authorized to use deadly force against enemy armed forces other than in self-defense.

(ii)           Private security Contractor personnel are authorized to use deadly force only when necessary to execute their security mission to protect assets/persons, consistent with the mission statement contained in their contract.

(iii)          Civilians who accompany the U.S. Armed Forces lose their law of war protection from direct attack if and for such time as they take a direct part in hostilities.

(4) Service performed by Contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c)           Support. (1)(i) The Combatant Commander will develop a security plan for protection of Contractor personnel in locations where there is not sufficient or legitimate civil authority, when the Combatant Commander decides it is in the interests of the Government to provide security because —

(A)          The Contractor cannot obtain effective security services;

(B)           Effective security services are unavailable at a reasonable cost; or

(C)           Threat conditions necessitate security through military means.

(ii)           The Contracting Officer shall include in the contract the level of protection to be provided to Contractor personnel.

(iii)          In appropriate cases, the Combatant Commander may provide security through military means, commensurate with the level of security provided DoD civilians.

(2)(i) Generally, all Contractor personnel authorized to accompany the U.S. Armed Forces in the theater of operations may be provided resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical patient movement system.

(ii)           When the Government provides medical treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

(iii)          Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.

(3)           Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theater of operations under this contract.

(4)           Contractor personnel must have a letter of authorization issued by the Contracting Officer in order to process through a deployment center or to travel to, from, or within the theater of operations. The letter of authorization also will identify any additional authorizations, privileges, or Government support that Contractor personnel are entitled to under this contract.

(d)           Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel authorized to accompany U.S. Armed Forces deployed outside the United States as specified in paragraph (b)(1) of this clause are familiar with and comply with, all applicable—

(1)           United States, host country, and third country national laws;

(2)           Treaties and international agreements;

(3)           United States regulations, directives, instructions, policies, and procedures; and

(4)           Orders, directives, and instructions issued by the Combatant Commander, including those relating to force protection, security, health, safety, or relations and interaction with local nationals.

(e)           Pre-deployment requirements. (1) The Contractor shall ensure that the following requirements are met prior to deploying personnel in support of U.S. Armed Forces. Specific requirements for each category may be specified in the statement of work or elsewhere in the contract.

(i)            All required security and background checks are complete and acceptable.

(ii)           All deploying personnel meet the minimum medical screening requirements and have received all required immunizations as specified in the contract. The Government will provide, at no cost to the Contractor, any theater-specific immunizations and/or medications not available to the general public.

(iii)          Deploying personnel have all necessary passports, visas, and other documents required to enter and exit a theater of operations and have a Geneva Conventions identification card, or other appropriate DoD identity credential, from the deployment center. Any Common Access Card issued to deploying personnel shall contain the access permissions allowed by the letter of authorization issued in accordance with paragraph (c)(4) of this clause.

(iv)          Special area, country, and theater clearance is obtained for personnel. Clearance requirements are in DoD Directive 4500.54, Official Temporary Duty Abroad, and DoD 4500.54-G, DoD Foreign Clearance Guide. Contractor personnel are considered non-DoD personnel traveling under DoD sponsorship.

(v)           All personnel have received personal security training. At a minimum, the training shall —

(A)          Cover safety and security issues facing employees overseas;

(B)           Identify safety and security contingency planning activities; and

(C)           Identify ways to utilize safety and security personnel and other resources appropriately.

(vi)          All personnel have received isolated personnel training, if specified in the contract.

(2)           The Contractor shall notify all personnel who are not a host country national, or who are not ordinarily resident in the host country, that —

(i)            Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable to imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United states, may potentially be subject to the criminal jurisdiction of the United States in accordance with the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3621, et seq.);

(ii)           Pursuant to the War Crimes Act (18 U.S.C. 2441), Federal criminal jurisdiction also extends to conduct that is determined to constitute a violation of the law of war when committed by a civilian national of the United States.

(iii)          Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises of U.S. diplomatic, consular, military or other U.S. Government missions outside the United States (18 U.S.C. 7(9)); and

(iv)          When there is a formal declaration of war by Congress, Contractor personnel authorized to accompany U.S. Armed Forces may be subject to prosecution under the Uniform Code of Military Justice.

(f)            Processing and departure points. Deployed Contractor personnel shall—

(1)           Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of contractor personnel and to ensure that all deployment requirements are met, including the requirements specified in paragraph

(e)(1) of this clause;

(2)           Use the point of departure and transportation mode directed by the Contracting Officer; and

(3)           Process through a Joint Reception Center (JRC) upon arrival at the deployed location. The JRC will validate personnel accountability, ensure that specific theater of operations entrance requirements are met, and brief Contractor personnel on theater-specific policies and procedures.

(g)           Personnel data.

(1)           In accordance with DoD Instruction 3020.41, Contractor Personnel Authorized to Accompany the U.S. Armed Forces, the Contractor shall enter before deployment, or if already in the designated operational area, enter upon becoming an employee under the contract, and maintain current data, including departure data, for all Contractor personnel that are authorized to accompany U.S. Armed Forces deployed outside the United States as specified in paragraph (b)(1) of this clause. The automated web-based system to use for this effort is the Synchronized Predeployment and Operational Tracker (SPOT) (For information on how to register and enter data into this system, go to http://www.dod.mil/bta/products/spot.html).

(2)           The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive this data card.

(h)           Contractor personnel. (1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any Contractor personnel who jeopardize or interfere with mission accomplishment or who fail to comply with or violate applicable requirements of this clause. Such action may be taken at the Government’s discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause.

(2)           The Contractor shall have a plan on file showing how the Contractor would replace employees who are unavailable for deployment or who need to be replaced during deployment. The Contractor shall keep this plan current and shall provide a copy to the Contracting Officer upon request. The plan shall—

(i)            Identify all personnel who are subject to military mobilization;

(ii)           Detail how the position would be filled if the individual were mobilized; and

(iii)          Identify all personnel who occupy a position that the Contracting Officer has designated as mission essential.

(i)            Military clothing and protective equipment. (1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, Contractor personnel must—

(i)            Wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures; and

(ii)           Carry the written authorization with them at all times.

(2)           Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(3)           The deployment center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of Contractor personnel.

(4)           The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting Officer.

(j)            Weapons. (1) If the Contractor requests that its personnel performing in the theater of operations be authorized to carry weapons, the request shall be made through the Contracting Officer to the Combatant Commander, in accordance with DoD Instruction 3020.41, paragraph 6.3.4.1 or, if the contract is for security services, paragraph 6.3.5.3. The Combatant Commander will determine whether to authorize in-theater Contractor personnel to carry weapons and what weapons and ammunition will be allowed.

(2)           If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons—

(i)            The (Contracting Officer may authorize the Contractor to issue Contractor-owned weapons and ammunition to specified employees; or

(ii)           The Contracting Officer to specify the appropriate individual, e.g., Contracting Officer’s Representative, Regional Security Officer) may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified Contractor personnel.

(3)           The Contractor shall ensure that its personnel who are authorized to carry weapons—

(i)            Are adequately trained to carry and use them—

(A)          Safely;

(B)           With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable agency policies, agreements, rules, regulations, and other applicable law;

(ii)           Are not barred from possession of a firearm by 18 U.S.C. 922; and

(iii)          Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

(4)           Whether or not weapons are Government-furnished, all liability for the use of any weapon by Contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(5)           Upon redeployment or revocation by the Combatant Commander of the Contractor’s authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(k)           Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations.

(l)            Purchase of scarce goods and services. If the Combatant Commander has established an organization for the theater of operations whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer.

(m)          Evacuation. (1) If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national Contractor personnel.

(2)           In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract.

(n)           Next of kin notification and personnel recovery. (1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is isolated, missing, detained, captured, or abducted.

(2)           In the case of isolated, missing, detained, captured, or abducted Contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

(o)           Mortuary affairs. Mortuary affairs for Contractor personnel who die while accompanying the U.S. Armed Forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

(p)           Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in the place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes clause of this contract.

(q)           Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts when subcontractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in—

(1)           Contingency operations;

(2)           Humanitarian or peacekeeping operations;

(3)           Other military operations; or

(4)           Military exercises designated by the Combatant Commander.

(End of clause)

I-151	252.225-7043	ANTITERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	MAR/2006

(a)           Definition. United States, as used in this clause, means, the 50 States, the District of Columbia, and outlying areas.

(b)           Except as provided in paragraph (c) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall —

(1)           Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U.S. entity;

(2)           Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in-country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

(3)           Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and

(4)           Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.

(c)           The requirements of this clause do not apply to any subcontractor that is —

(1)           A foreign government;

(2)           A representative of a foreign government; or

(3)           A foreign corporation wholly owned by a foreign government.

(d)           Information and guidance pertaining to DoD antiterrorism/force protection can be obtained as follows:

(1)           For work performed in Japan, U.S.-Japan bilateral agreements govern the status of contractors and employees, criminal jurisdiction, and taxation. United States Forces, Japan, and component policy, as well as U.S.-Japan bilateral agreements, govern logistic support and base privileges of contractor employees.

(2)           For work performed in Korea, U.S.-Korea bilateral agreements govern the status of contractors and employees, criminal jurisdiction, and taxation. United States Forces, Korea, and component policy, as well as U.S.-Korea bilateral agreements, govern logistic support and base privileges of contractor employees; and

(3)           For all other locations contact HQDA (DAMO-ODL)/ODCSOP; telephone, DSN 225-8491 or commercial (703) 695-8491.

(End of Clause)

I-152	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000

(a)           The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor—

(1)           Shall notify the Contracting Officer of that fact; and

(2)           Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b)           The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties -

(1)           In all subcontracts under this contract, if this contract is a construction contract; or

(2)           If this contract is not a construction contract, in all subcontracts under this contract that are for -

(i)            Noncommercial items; or

(ii)           Commercial items that —

(A)          The Contractor is reselling or disbributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(B)           Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(C)           Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(End of clause)

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By

Exhibit A	DELETED By MOD P00053

Exhibit B	DENMARK CONTRACT DATA REQUIREMENTS LIST	25-APR-2007	001	ELECTRONIC IMAGE

Exhibit C	CONTRACT DATA REQUIREMENTS LIST	13-OCT-2009	036	ELECTRONIC IMAGE

Attachment 0001	SUAV SYSTEMS CAPABILITY DEMONSTRATION (SCD) SOW	22-FEB-2005	007	ELECTRONIC IMAGE

Attachment 0002	SCD DETAILED TEST PLAN REV 05	08-MAY-2005		ELECTRONIC IMAGE

Attachment 0003	CDRL MATRIX	08-AUG-2005		ELECTRONIC IMAGE

Attachment 0004	SYSTEM ENGINEERING MANAGMENT PLAN (SEMP)	01-JAN-2005	035	ELECTRONIC IMAGE

Attachment 0005	ABBREVIATIONS AND ACRONYMS	08-AUG-2005	002	ELECTRONIC IMAGE

Attachment 0006	SUAV CONTRACT WORK BREAKDOWN STRUCTURE (WBS)			ELECTRONIC IMAGE

Attachment 0007	MIL-STD-810F	01-JAN-2000	539	ELECTRONIC IMAGE

Attachment 0008	SECTION F SHIPPING SCHEDULE	08-AUG-2005	001	ELECTRONIC IMAGE

Attachment 0009	RESERVED

Attachment 0010	DOCUMENT SUMMARY LIST (REV 6)	10-SEP-2009	004	ELECTRONIC IMAGE

Attachment 0011	SOW PARAGRAPH 3.3.3.2.1 FOR RQ-11A OCONUS CLS		001	ELECTRONIC IMAGE

Attachment 0012	SUAV - STATEMENT OF WORK (REVISION 18)	25-SEP-2009	031	ELECTRONIC IMAGE

Attachment 0013	PERFORMANCE SPECIFICATION	02-MAY-2005	025	ELECTRONIC IMAGE

Attachment 0014	AEROVIRONMENT SCD TEST PLAN			ELECTRONIC IMAGE

Attachment 0015	DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (DD FORM 254) REV 004	13-MAR-2009	104	ELECTRONIC IMAGE

Attachment 0016	ATTACHMENT 16 SOCOM ISP BREAKDOWNS	02-AUG-2006	002	ELECTRONIC IMAGE

Attachment 0017	ATTACHMENT 17 CONSUMABLE MATERIAL LIST	19-JUL-2006	002	ELECTRONIC IMAGE

Attachment 0018	REVISED CDRL A012		001	ELECTRONIC IMAGE

Attachment 0019	SAMPLE REPORT FOR CDRL A012 (ATTACHMENT 18)		001	ELECTRONIC IMAGE

Attachment 0020	STANDARD	22-JAN-2007	001	ELECTRONIC IMAGE

Attachment 0021	TYPE I ISP	22-JAN-2007	002	ELECTRONIC IMAGE

Attachment 0022	TYPE II ISP	22-JAN-2007	002	ELECTRONIC IMAGE

Attachment 0023	SOCOM DEPOT LEVEL REPAIRABLE LIST	19-JAN-2007	001	ELECTRONIC IMAGE

Attachment 0024	GOVERNMENT FURNISHED PROPERTY	18-NOV-2009	005	ELECTRONIC IMAGE

Attachment 0025	DOCUMENT SUMMARY LIST ITEM 42	19-JAN-2007	001	ELECTRONIC IMAGE

Attachment 0026	CDRL A028	19-JAN-2007	001	ELECTRONIC IMAGE

Attachment 0027	PERFORMANCE SPECIFICATION SYSTEM SPECIFICATION FOR SMALL UNMANNED AIR VEHICLE - REV C	09-APR-2007	026	ELECTRONIC IMAGE

Attachment 0028	DENMARK INITIAL & OPERATIONAL SPARES PACKAGES	12-JUN-2007	001	ELECTRONIC IMAGE

List of Addenda	Title	Date	Number of Pages	Transmitted By

Attachment 0029	DENMARK UNIQUE CONTRACTOR LOGISTICS SUPPORT REPORTING DOCUMENT	01-MAY-2007	001	ELECTRONIC IMAGE

Attachment 0030	ARMY DDL TRANSFER LIST OF RAVEN B SPARES	11-OCT-2007	001	ELECTRONIC IMAGE

Attachment 0031	TRANSFER OF SOCOM GFE LIST			ELECTRONIC IMAGE

Attachment 0032	ENGINEERING CHANGE PROPOSAL (ECP) 001 REVISION 1		136	ELECTRONIC IMAGE

Attachment 0033	USMC RAVEN B CLS REPAIRABLES		001	ELECTRONIC IMAGE

Attachment 0034	SUAS-RFD-001	19-NOV-2008	001	ELECTRONIC IMAGE

Attachment 0035	SUAV-0002, SMALL UNMANNED AIRCRAFT SYSTEM DIGITAL DATA LINK UPGRADE	05-DEC-2008	041	ELECTRONIC IMAGE

Attachment 0036	USMC GFE CASES	03-FEB-2009	001	ELECTRONIC IMAGE

Attachment 0037	SUAS-RFD-002	19-MAY-2009	001	ELECTRONIC IMAGE

Attachment 0038	SUAS-RFD-003	14-JUL-2009	002	ELECTRONIC IMAGE

Attachment 0039	USMC RAVEN B GFE	29-APR-2009	004	ELECTRONIC IMAGE

Attachment 0040	CATALOG LOAD TEMPLATE WITH DATA TYPE	29-JUN-2009	001	ELECTRONIC IMAGE

Attachment 0041	SUAS-RFD-004	25-NOV-2009	037	ELECTRONIC IMAGE

The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION	TITLE

K	Representations, Certifications and Other Statements of Offeror.

L	Instructions And Conditions, and Notices to Offerors.